UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015*

*	Effective April 30, 2015, MFS Bond Portfolio, a series of the Registrant, was redesignated as MFS Corporate Bond Portfolio.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2015

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	2.8%
Amazon.com, Inc.	2.7%
Apple, Inc.	2.6%
Alphabet, Inc., “A”	2.3%
Cisco Systems, Inc.	2.0%
Merck & Co., Inc.	2.0%
Bristol-Myers Squibb Co.	2.0%
Wells Fargo & Co.	1.9%
Celgene Corp.	1.9%
Philip Morris International, Inc.	1.8%

Equity sectors
Financial Services	15.9%
Health Care	15.5%
Technology	15.4%
Retailing	9.8%
Consumer Staples	8.2%
Leisure	6.3%
Energy	6.0%
Utilities & Communications	5.8%
Industrial Goods & Services	5.7%
Special Products & Services	3.2%
Autos & Housing	2.8%
Transportation	2.4%
Basic Materials	2.3%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

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MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Blended Research Core Equity Portfolio (“fund”) provided a total return of 1.13%, while Service Class shares of the fund provided a total return of 0.87%. These compare with a return of 1.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the health care sector was a primary factor that detracted from performance relative to the S&P 500 Index. The fund’s holdings of non-urban hospital operator Community Health Systems (b) dampened relative results. Shares of Community Health Systems weighed on relative performance following a disappointing pre-announcement on third-quarter-results. The miss was driven by poor volumes, weaker than expected payor mix, and higher expenses driven by higher drug costs and an increase in employed physicians.

Stocks in other sectors that dampened relative performance included the fund’s overweight positions in railroad and freight transportation services provider Union Pacific, mining equipment manufacturer Joy Global (h), computer and personal electronics maker Hewlett-Packard Company (h), energy exploration and production company EOG Resources, integrated electric power company AES, discount department store Kohl’s, banking and payment services company Discover Financial Services and oilseeds, corn, and wheat processor Archer-Daniels-Midland. Declining US exports of corn, soy and wheat - due in part to the strong US dollar - pressured Archer-Daniels-Midland’s performance. Market expectations of Argentinian currency devaluation and increased competition also appeared to negatively impact the company’s shares. Owning shares of online professional network LinkedIn (b)(h) also held back relative results.

Contributors to Performance

Stock selection in the technology sector contributed to performance relative to the S&P 500 Index. The fund’s overweight positions in analog semiconductor manufacturer Avago Technologies, broadband communications and networking services provider Broadcom and internet search giant Alphabet (formerly Google) benefited relative results as all three stocks outperformed the benchmark during the reporting period. Strength in mobile search and video ads on YouTube were notable contributors to the Alphabet’s above-consensus results. Management also announced that it had authorized a stock buyback program which further supported the stock.

Stock selection in the leisure sector and energy sectors were also areas of relative strength. Within the leisure sector, overweight positions in video game maker Electronic Arts and global cruise vacation company Royal Caribbean Cruises bolstered relative returns. Within the energy sector, an overweight position in independent petroleum products company Marathon Petroleum aided relative performance.

Elsewhere, the fund’s overweight positions in automotive replacement parts distributor AutoZone and hospital and medical insurance plan provider Anthem benefited relative performance. Not owning shares of natural gas pipelines operator Kinder Morgan and retail giant Wal-Mart also boosted relative results. Shares of Kinder Morgan depreciated significantly after challenging business trends forced the company to cut its annual dividend by 75% during the period to preserve cash.

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MFS Blended Research Core Equity Portfolio

Management Review – continued

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 15, 2015, James Fallon, Jonathan Sage, and John Stocks became Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	1.13%	12.81%	7.60%
Service Class	8/24/01	0.87%	12.53%	7.34%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	7.31%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.45%	$1,000.00	$983.68	$2.25
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
Service Class	Actual	0.70%	$1,000.00	$982.46	$3.50
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 3.9%
Northrop Grumman Corp.	33,465	$6,318,525
Textron, Inc.	119,406	5,016,246
United Technologies Corp.	71,500	6,869,005

		$18,203,776

Airlines – 1.3%
Delta Air Lines, Inc.	33,752	$1,710,889
United Continental Holdings, Inc. (a)	74,642	4,276,987

		$5,987,876

Apparel Manufacturers – 0.3%
NIKE, Inc., “B”	21,747	$1,359,188

Automotive – 1.9%
Goodyear Tire & Rubber Co.	164,196	$5,364,283
Johnson Controls, Inc.	81,057	3,200,941

		$8,565,224

Biotechnology – 3.7%
Celgene Corp. (a)	73,415	$8,792,180
Gilead Sciences, Inc.	82,386	8,336,639

		$17,128,819

Business Services – 3.0%
Accenture PLC, “A”	28,493	$2,977,519
Cognizant Technology Solutions Corp., “A” (a)	80,549	4,834,551
FleetCor Technologies, Inc. (a)	41,715	5,962,325

		$13,774,395

Cable TV – 2.3%
Charter Communications, Inc., “A” (a)(l)	23,580	$4,317,498
Comcast Corp., “A”	110,722	6,248,042

		$10,565,540

Chemicals – 2.3%
LyondellBasell Industries N.V., “A”	76,037	$6,607,615
Monsanto Co.	39,375	3,879,225

		$10,486,840

Computer Software – 2.6%
Intuit, Inc.	64,295	$6,204,468
Microsoft Corp.	102,702	5,697,907

		$11,902,375

Computer Software – Systems – 4.5%
Apple, Inc.	112,619	$11,854,276
EMC Corp.	201,203	5,166,893
EPAM Systems, Inc. (a)	21,694	1,705,582
Ingram Micro, Inc., “A”	75,315	2,288,070

		$21,014,821

Construction – 0.9%
Sherwin-Williams Co.	16,574	$4,302,610

Consumer Products – 1.3%
Procter & Gamble Co.	78,287	$6,216,771

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 0.2%
Priceline Group, Inc. (a)	887	$1,130,881

Electrical Equipment – 0.8%
General Electric Co.	122,783	$3,824,690

Electronics – 2.0%
Avago Technologies Ltd.	18,955	$2,751,318
Broadcom Corp., “A”	89,874	5,196,515
Intel Corp.	36,425	1,254,841

		$9,202,674

Energy – Independent – 3.3%
EOG Resources, Inc.	73,440	$5,198,818
Marathon Petroleum Corp.	126,132	6,538,683
Noble Energy, Inc.	29,229	962,511
Valero Energy Corp.	35,628	2,519,256

		$15,219,268

Energy – Integrated – 1.6%
Chevron Corp.	37,771	$3,397,879
Exxon Mobil Corp.	49,803	3,882,144

		$7,280,023

Food & Beverages – 4.6%
Archer Daniels Midland Co.	94,291	$3,458,594
Coca-Cola Co.	99,255	4,263,995
General Mills, Inc.	87,650	5,053,899
Mondelez International, Inc.	93,982	4,214,153
Tyson Foods, Inc., “A”	80,305	4,282,666

		$21,273,307

Food & Drug Stores – 1.8%
CVS Health Corp.	85,470	$8,356,402

Gaming & Lodging – 1.4%
Royal Caribbean Cruises Ltd.	64,140	$6,491,609

General Merchandise – 1.5%
Kohl’s Corp.	98,502	$4,691,650
Target Corp.	31,216	2,266,594

		$6,958,244

Health Maintenance Organizations – 1.2%
Anthem, Inc.	13,173	$1,836,843
Centene Corp. (a)	26,931	1,772,329
Molina Healthcare, Inc. (a)	28,989	1,743,109

		$5,352,281

Insurance – 4.1%
Berkshire Hathaway, Inc., “B” (a)	10,733	$1,417,185
MetLife, Inc.	126,060	6,077,353
Prudential Financial, Inc.	82,363	6,705,172
Validus Holdings Ltd.	99,504	4,606,040

		$18,805,750

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MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 4.3%
Alphabet, Inc., “A” (a)	13,739	$10,689,079
Alphabet, Inc., “C” (a)	5,253	3,986,397
Facebook, Inc., “A “ (a)	48,380	5,063,451

		$19,738,927

Leisure & Toys – 1.5%
Electronic Arts, Inc. (a)	102,818	$7,065,653

Machinery & Tools – 1.0%
Illinois Tool Works, Inc.	26,156	$2,424,138
Roper Technologies, Inc.	11,369	2,157,723

		$4,581,861

Major Banks – 6.2%
Goldman Sachs Group, Inc.	38,452	$6,930,204
JPMorgan Chase & Co.	196,757	12,991,865
Wells Fargo & Co.	164,725	8,954,451

		$28,876,520

Medical & Health Technology & Services – 0.6%
Community Health Systems, Inc. (a)	103,575	$2,747,845

Medical Equipment – 3.1%
Abbott Laboratories	132,612	$5,955,605
Medtronic PLC	107,112	8,239,055

		$14,194,660

Network & Telecom – 2.0%
Cisco Systems, Inc.	348,353	$9,459,526

Oil Services – 1.1%
Schlumberger Ltd.	74,885	$5,223,229

Other Banks & Diversified Financials – 4.1%
American Express Co.	62,306	$4,333,382
Citigroup, Inc.	162,490	8,408,858
Discover Financial Services	114,189	6,122,814

		$18,865,054

Pharmaceuticals – 7.0%
Bristol-Myers Squibb Co.	134,196	$9,231,343
Johnson & Johnson	71,340	7,328,045
Merck & Co., Inc.	174,954	9,241,070
Pfizer, Inc.	205,298	6,627,019

		$32,427,477

Railroad & Shipping – 1.1%
Union Pacific Corp.	66,715	$5,217,113

Real Estate – 1.5%
AvalonBay Communities, Inc., REIT	10,811	$1,990,629
Public Storage, Inc., REIT	20,457	5,067,199

		$7,057,828

Restaurants – 1.1%
Brinker International, Inc.	50,202	$2,407,186
YUM! Brands, Inc.	38,843	2,837,481

		$5,244,667

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 6.2%
Amazon.com, Inc. (a)	18,263	$12,343,779
American Eagle Outfitters, Inc.	348,046	5,394,713
AutoZone, Inc. (a)	9,865	7,318,942
Best Buy Co., Inc.	119,420	3,636,339

		$28,693,773

Telecommunications – Wireless – 0.6%
American Tower Corp., REIT	26,891	$2,607,082

Telephone Services – 1.8%
AT&T, Inc.	23,045	$792,978
Verizon Communications, Inc.	161,585	7,468,459

		$8,261,437

Tobacco – 2.2%
Altria Group, Inc.	31,113	$1,811,088
Philip Morris International, Inc.	95,878	8,428,635

		$10,239,723

Utilities – Electric Power – 3.4%
AES Corp.	314,121	$3,006,138
American Electric Power Co., Inc.	93,586	5,453,256
Edison International	35,753	2,116,935
Exelon Corp.	187,614	5,210,041

		$15,786,370

Total Common Stocks (Identified Cost, $398,927,543)		$459,692,109

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	1,216,382	$1,216,382

COLLATERAL FOR SECURITIES LOANED – 0.7%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	3,139,036	$3,139,036

Total Investments (Identified Cost, $403,282,543)		$464,047,527

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(899,063)

NET ASSETS – 100.0%		$463,148,464

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $402,066,161)	$462,831,145
Underlying affiliated funds, at cost and value	1,216,382
Total investments, at value, including $3,799,325 of securities on loan (identified cost, $403,282,543)	$464,047,527
Receivables for
Investments sold	2,510,358
Fund shares sold	306,727
Interest and dividends	513,400
Other assets	3,720
Total assets		$467,381,732
Liabilities
Payable for fund shares reacquired	$1,008,825
Collateral for securities loaned, at value (c)	3,139,036
Payable to affiliates
Investment adviser	10,492
Shareholder servicing costs	54
Distribution and/or service fees	1,989
Payable for independent Trustees’ compensation	22
Accrued expenses and other liabilities	72,850
Total liabilities		$4,233,268
Net assets		$463,148,464
Net assets consist of
Paid-in capital	$347,046,836
Unrealized appreciation (depreciation) on investments	60,764,984
Accumulated net realized gain (loss) on investments	48,798,385
Undistributed net investment income	6,538,259
Net assets		$463,148,464
Shares of beneficial interest outstanding		9,555,688

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$319,721,064	6,583,882	$48.56
Service Class	143,427,400	2,971,806	48.26

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$8,752,568
Interest	13,147
Dividends from underlying affiliated funds	3,923
Total investment income		$8,769,638
Expenses
Management fee	$2,547,149
Distribution and/or service fees	296,014
Shareholder servicing costs	10,132
Administrative services fee	82,010
Independent Trustees’ compensation	9,944
Custodian fee	48,772
Shareholder communications	30,533
Audit and tax fees	49,801
Legal fees	3,945
Miscellaneous	16,426
Total expenses		$3,094,726
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(726,887)
Net expenses		$2,367,834
Net investment income		$6,401,804
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$48,893,831
Change in unrealized appreciation (depreciation) on investments		$(50,149,576)
Net realized and unrealized gain (loss) on investments		$(1,255,745)
Change in net assets from operations		$5,146,059

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$6,401,804	$7,104,348
Net realized gain (loss) on investments	48,893,831	69,372,475
Net unrealized gain (loss) on investments	(50,149,576)	(19,698,576)
Change in net assets from operations	$5,146,059	$56,778,247
Distributions declared to shareholders
From net investment income	$(6,967,865)	$(7,682,407)
From net realized gain on investments	(35,420,962)	—
Total distributions declared to shareholders	$(42,388,827)	$(7,682,407)
Change in net assets from fund share transactions	$22,589,488	$(73,074,943)
Total change in net assets	$(14,653,280)	$(23,979,103)
Net assets
At beginning of period	477,801,744	501,780,847
At end of period (including undistributed net investment income of $6,538,259 and $7,104,320, respectively)	$463,148,464	$477,801,744

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$53.50	$48.31	$36.15	$31.86	$31.89
Income (loss) from investment operations
Net investment income (d)	$0.76	$0.77	$0.71	$0.72	$0.49
Net realized and unrealized gain (loss) on investments	(0.62)	5.28	12.32	4.17	0.10
Total from investment operations	$0.14	$6.05	$13.03	$4.89	$0.59
Less distributions declared to shareholders
From net investment income	$(0.87)	$(0.86)	$(0.87)	$(0.60)	$(0.62)
From net realized gain on investments	(4.21)	—	—	—	—
Total distributions declared to shareholders	$(5.08)	$(0.86)	$(0.87)	$(0.60)	$(0.62)
Net asset value, end of period (x)	$48.56	$53.50	$48.31	$36.15	$31.86
Total return (%) (k)(r)(s)(x)	1.13	12.57	36.40	15.37	1.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.60	0.61	0.64
Expenses after expense reductions (f)	0.45	0.45	0.50	0.60	0.60
Net investment income	1.45	1.53	1.68	2.06	1.52
Portfolio turnover	51	41	43	54	77
Net assets at end of period (000 omitted)	$319,721	$361,501	$367,674	$311,265	$315,115

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$53.18	$48.02	$35.93	$31.65	$31.66
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.64	$0.60	$0.62	$0.41
Net realized and unrealized gain (loss) on investments	(0.61)	5.23	12.24	4.15	0.11
Total from investment operations	$0.01	$5.87	$12.84	$4.77	$0.52
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.71)	$(0.75)	$(0.49)	$(0.53)
From net realized gain on investments	(4.21)	—	—	—	—
Total distributions declared to shareholders	$(4.93)	$(0.71)	$(0.75)	$(0.49)	$(0.53)
Net asset value, end of period (x)	$48.26	$53.18	$48.02	$35.93	$31.65
Total return (%) (k)(r)(s)(x)	0.87	12.28	36.05	15.10	1.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.85	0.86	0.89
Expenses after expense reductions (f)	0.70	0.70	0.75	0.85	0.85
Net investment income	1.20	1.28	1.44	1.80	1.26
Portfolio turnover	51	41	43	54	77
Net assets at end of period (000 omitted)	$143,427	$116,301	$134,107	$134,379	$147,882

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$459,692,109	$—	$—	$459,692,109
Mutual Funds	4,355,418	—	—	4,355,418
Total Investments	$464,047,527	$—	$—	$464,047,527

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,799,325. The fair value of the fund’s investment securities on loan and a related liability of $3,139,036 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $761,631. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2015, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$6,967,865	$7,682,407
Long-term capital gains	35,420,962	—
Total distributions	$42,388,827	$7,682,407

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$403,326,035
Gross appreciation	76,353,697
Gross depreciation	(15,632,205)
Net unrealized appreciation (depreciation)	$60,721,492
Undistributed ordinary income	6,538,259
Undistributed long-term capital gain	48,841,877

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$5,389,089	$5,951,524	$26,219,824	$—
Service Class	1,578,776	1,730,883	9,201,138	—
Total	$6,967,865	$7,682,407	$35,420,962	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to 0.40% of average daily net assets. This written agreement will terminate on April 28, 2016. For the year ended December 31, 2015, this management fee reduction amounted to $694,677, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $32,210, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Effective April 29, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.375%
Average daily net assets in excess of $2.5 billion	0.35%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $9,880, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $252.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,455 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $231,246,711 and $243,953,740, respectively.

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MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	43,291	$2,227,278	73,782	$3,701,939
Service Class	989,722	49,579,379	29,988	1,480,042
	1,033,013	$51,806,657	103,770	$5,181,981
Shares issued to shareholders in reinvestment of distributions
Initial Class	710,313	$31,608,913	114,717	$5,951,524
Service Class	243,559	10,779,914	33,538	1,730,883
	953,872	$42,388,827	148,255	$7,682,407
Shares reacquired
Initial Class	(926,626)	$(48,236,182)	(1,041,546)	$(52,431,317)
Service Class	(448,375)	(23,369,814)	(669,301)	(33,508,014)
	(1,375,001)	$(71,605,996)	(1,710,847)	$(85,939,331)
Net change
Initial Class	(173,022)	$(14,399,991)	(853,047)	$(42,777,854)
Service Class	784,906	36,989,479	(605,775)	(30,297,089)
	611,884	$22,589,488	(1,458,822)	$(73,074,943)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,547 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,434,210	53,069,467	(54,287,295)	1,216,382

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,923	$1,216,382

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MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

21

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers James Fallon Matthew Krummell Jonathan Sage John Stocks

22

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

24

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $38,964,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2015

MFS® CORPORATE BOND PORTFOLIO

(formerly MFS® Bond Portfolio)

MFS® Variable Insurance Trust II

BDS-ANN

MFS® CORPORATE BOND PORTFOLIO

(formerly MFS® Bond Portfolio)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Corporate Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	81.5%
High Yield Corporates	13.6%
Emerging Markets Bonds	1.0%
Commercial Mortgage-Backed Securities	0.7%
Collateralized Debt Obligations	0.2%
Asset-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AAA	0.2%
AA	1.3%
A	18.6%
BBB	62.7%
BB	12.5%
B	1.6%
CCC (o)	0.0%
C	0.2%
Not Rated (o)	0.0%
Cash & Cash Equivalents	2.9%

Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	10.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Corporate Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Corporate Bond Portfolio (“fund”) provided a total return of –0.31%, while Service Class shares of the fund provided a total return of –0.58%. These compare with a return of –0.77% over the same period for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

The fund’s yield curve (y) positioning, particularly a lesser exposure to shifts in the long end of the yield curve (centered around maturities of 10 or more years), was a positive factor for performance relative to the Barclays U.S. Credit Bond Index as interest rates increased during the period. Additionally, a greater exposure to corporate bonds in both the industrial and financial (excluding banks) sectors further supported relative performance as both sectors generated positive relative performance during the period. A lesser exposure to “A” rated (r) bonds also benefited relative performance. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was an additional contributor to relative results. Strong bond selection further supported relative performance.

Detractors from Performance

A greater exposure to “BBB” rated bonds and below weighed on relative performance. A greater exposure to debt in the utility-other sector also hindered relative returns as this sector turned in negative results for the reporting period. The fund’s lesser exposure to the bank sector further weighed on relative performance.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective April 30, 2015, the fund’s name changed from MFS Bond Portfolio to MFS Corporate Bond Portfolio.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Corporate Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(0.31)%	4.53%	5.60%
Service Class	8/24/01	(0.58)%	4.27%	5.34%

Comparative benchmark
Barclays U.S. Credit Bond Index (f)		(0.77)%	4.38%	5.18%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Corporate Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.63%	$1,000.00	$996.86	$3.17
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$995.89	$4.43
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 95.8%
Aerospace – 0.4%
Lockheed Martin Corp., 3.55%, 1/15/26	$964,000	$968,950

Asset-Backed & Securitized – 1.0%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40 (z)	$249,044	$182,306
Commercial Mortgage Acceptance Corp., FRN, 2.025%, 9/15/30 (i)	148,870	1,913
Falcon Franchise Loan LLC, FRN, 39.274%, 1/05/25 (i)(z)	43,977	10,637
Greenwich Capital Commercial Funding Corp., FRN, 5.826%, 7/10/38	350,000	353,850
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.774%, 6/15/49	1,195,039	1,218,640
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.555%, 7/15/42 (n)	765,072	183,433
KKR Financial CLO Ltd., “C”, FRN, 1.811%, 5/15/21 (n)	505,395	503,095
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.133%, 2/18/30 (i)	154,396	1,598
Morgan Stanley Capital I, Inc., FRN, 0.943%, 11/15/30 (i)(n)	886,507	14,203

		$2,469,675

Automotive – 3.0%
American Honda Finance Corp., 2.125%, 2/28/17 (n)	$1,672,000	$1,689,941
Delphi Automotive PLC, 4.25%, 1/15/26	1,133,000	1,138,721
General Motors Co., 6.25%, 10/02/43	1,257,000	1,326,308
General Motors Financial Co., Inc., 2.75%, 5/15/16	170,000	170,495
General Motors Financial Co., Inc., 3.45%, 4/10/22	1,222,000	1,172,904
Hyundai Capital America, 2.6%, 3/19/20 (n)	600,000	589,552
Lear Corp., 4.75%, 1/15/23	787,000	790,935
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (n)	908,000	909,530

		$7,788,386

Biotechnology – 0.9%
Life Technologies Corp., 6%, 3/01/20	$2,172,000	$2,408,746

Broadcasting – 1.1%
Omnicom Group, Inc., 3.625%, 5/01/22	$1,283,000	$1,295,555
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	578,000	570,180
SES S.A., 3.6%, 4/04/23 (n)	346,000	337,046
Time Warner, Inc., 5.35%, 12/15/43	685,000	683,426

		$2,886,207

Brokerage & Asset Managers – 1.1%
CME Group, Inc., 3%, 3/15/25	$891,000	$874,698
Franklin Resources, Inc., 1.375%, 9/15/17	374,000	373,312

Issuer	Shares/Par	Value ($)

BONDS – continued
Brokerage & Asset Managers – continued
Intercontinental Exchange, Inc., 2.75%, 12/01/20	$652,000	$652,110
Intercontinental Exchange, Inc., 3.75%, 12/01/25	1,070,000	1,073,623

		$2,973,743

Building – 1.7%
Martin Marietta Materials, Inc., 4.25%, 7/02/24	$850,000	$834,638
Masco Corp., 4.45%, 4/01/25	560,000	548,800
Mohawk Industries, Inc., 6.125%, 1/15/16	1,625,000	1,626,719
Mohawk Industries, Inc., 3.85%, 2/01/23	999,000	1,011,546
Owens Corning, Inc., 4.2%, 12/15/22	460,000	460,558

		$4,482,261

Business Services – 1.4%
Equinix, Inc., 5.75%, 1/01/25	$285,000	$291,413
Fidelity National Information Services, Inc., 2%, 4/15/18	135,000	132,758
Fidelity National Information Services, Inc., 5%, 3/15/22	1,270,000	1,320,002
Fidelity National Information Services, Inc., 3.5%, 4/15/23	416,000	397,231
Fidelity National Information Services, Inc., 5%, 10/15/25	775,000	799,957
MSCI, Inc., 5.75%, 8/15/25 (n)	780,000	799,500

		$3,740,861

Cable TV – 3.5%
CCO Safari II LLC, 6.384%, 10/23/35 (n)	$886,000	$894,182
Comcast Corp., 4.65%, 7/15/42	628,000	639,013
Comcast Corp., 4.75%, 3/01/44	1,220,000	1,266,288
Cox Communications, Inc., 6.25%, 6/01/18 (n)	261,000	280,504
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	578,000	577,730
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)	1,375,000	1,419,688
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)	170,000	171,063
Time Warner Cable, Inc., 8.25%, 4/01/19	850,000	976,852
Time Warner Cable, Inc., 5%, 2/01/20	354,000	374,718
Time Warner Cable, Inc., 4.5%, 9/15/42	955,000	749,424
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	266,000	313,815
Videotron Ltd., 5%, 7/15/22	1,555,000	1,555,000

		$9,218,277

Chemicals – 1.9%
CF Industries, Inc., 5.15%, 3/15/34	$753,000	$662,014
CF Industries, Inc., 3.45%, 6/01/23	62,000	57,712
CF Industries, Inc., 4.95%, 6/01/43	356,000	302,689
LYB International Finance B.V., 4.875%, 3/15/44	676,000	617,282
LyondellBasell Industries N.V., 5%, 4/15/19	939,000	998,882

6

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
LyondellBasell Industries N.V., 6%, 11/15/21	$1,256,000	$1,410,288
Monsanto Co., 4.7%, 7/15/64	1,025,000	778,273

		$4,827,140

Computer Software – 0.6%
Oracle Corp., 3.4%, 7/08/24	$1,107,000	$1,124,705
VeriSign, Inc., 4.625%, 5/01/23	425,000	411,506

		$1,536,211

Computer Software – Systems – 0.8%
Apple, Inc., 2.7%, 5/13/22	$1,313,000	$1,322,845
Apple, Inc., 4.375%, 5/13/45	383,000	386,432
Seagate HDD Cayman, 3.75%, 11/15/18	442,000	438,772

		$2,148,049

Conglomerates – 0.5%
Roper Industries, Inc., 1.85%, 11/15/17	$1,171,000	$1,164,947

Consumer Products – 1.0%
Hasbro, Inc., 5.1%, 5/15/44	$1,138,000	$1,080,281
Mattel, Inc., 1.7%, 3/15/18	393,000	387,841
Mattel, Inc., 5.45%, 11/01/41	460,000	453,819
Newell Rubbermaid, Inc., 2.05%, 12/01/17	589,000	578,466

		$2,500,407

Consumer Services – 1.9%
ADT Corp., 4.125%, 6/15/23	$705,000	$659,175
Priceline Group, Inc., 3.65%, 3/15/25	769,000	748,508
Service Corp. International, 5.375%, 1/15/22	170,000	177,225
Service Corp. International, 5.375%, 5/15/24	2,004,000	2,064,120
Visa, Inc., 4.15%, 12/14/35	1,413,000	1,426,418

		$5,075,446

Containers – 2.1%
Ball Corp., 5%, 3/15/22	$682,000	$695,640
Ball Corp., 4%, 11/15/23	691,000	659,041
Ball Corp., 5.25%, 7/01/25	1,030,000	1,053,175
Crown American LLC, 4.5%, 1/15/23	1,853,000	1,811,308
Sealed Air Corp., 5.5%, 9/15/25 (n)	1,150,000	1,173,000

		$5,392,164

Defense Electronics – 0.6%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$1,358,000	$1,519,812

Electrical Equipment – 0.4%
Arrow Electronics, Inc., 3.5%, 4/01/22	$478,000	$460,455
Molex Electronic Technologies LLC, 3.9%, 4/15/25 (n)	642,000	601,076

		$1,061,531

Electronics – 1.6%
Flextronics International Ltd., 4.625%, 2/15/20	$2,018,000	$2,086,481
Jabil Circuit, Inc., 4.7%, 9/15/22	399,000	387,030
NXP B.V./NXP Funding LLC, 4.125%, 6/15/20 (n)	695,000	695,000

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – continued
Tyco Electronics Group S.A., 6.55%, 10/01/17	$360,000	$387,985
Tyco Electronics Group S.A., 2.375%, 12/17/18	229,000	228,714
Tyco Electronics Group S.A., 3.5%, 2/03/22	252,000	256,592

		$4,041,802

Emerging Market Quasi-Sovereign – 0.6%
Comision Federal de Electricidad, 5.75%, 2/14/42	$465,000	$418,500
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)	285,000	256,500
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)	956,000	946,440

		$1,621,440

Energy – Independent – 0.9%
Concho Resources, Inc., 5.5%, 4/01/23	$1,203,000	$1,112,775
EQT Corp., 4.875%, 11/15/21	253,000	240,943
Pioneer Natural Resources Co., 7.5%, 1/15/20	930,000	987,928

		$2,341,646

Energy – Integrated – 0.1%
Chevron Corp., 3.326%, 11/17/25	$372,000	$374,682

Entertainment – 0.2%
Carnival Corp., 1.875%, 12/15/17	$435,000	$434,371

Financial Institutions – 2.9%
Aercap Ireland Capital Ltd., 4.625%, 10/30/20	$227,000	$232,391
CIT Group, Inc., 4.25%, 8/15/17	353,000	360,943
CIT Group, Inc., 5.25%, 3/15/18	365,000	376,863
CIT Group, Inc., 6.625%, 4/01/18 (n)	1,900,000	2,004,500
GE Capital International Funding Co., 2.342%, 11/15/20 (n)	1,217,000	1,208,083
General Electric Capital Corp., 5.5%, 1/08/20	421,000	472,266
International Lease Finance Corp., 7.125%, 9/01/18 (n)	570,000	624,863
International Lease Finance Corp., 5.875%, 8/15/22	1,000,000	1,065,000
Navient Corp., 6%, 1/25/17	1,147,000	1,175,675

		$7,520,584

Food & Beverages – 5.3%
Constellation Brands, Inc., 7.25%, 9/01/16	$1,119,000	$1,158,165
Constellation Brands, Inc., 4.25%, 5/01/23	965,000	965,000
J.M. Smucker Co., 2.5%, 3/15/20	303,000	300,871
J.M. Smucker Co., 3.5%, 10/15/21	880,000	905,868
J.M. Smucker Co., 4.375%, 3/15/45	324,000	315,224
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (n)	560,000	487,200
Kraft Foods Group, Inc., 6.5%, 2/09/40	1,959,000	2,281,802
Kraft Heinz Co., 5%, 7/15/35 (n)	415,000	425,208
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	831,000	917,497
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	1,855,000	1,907,960

7

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Smithfield Foods, Inc., 6.625%, 8/15/22	$348,000	$361,050
Tyson Foods, Inc., 6.6%, 4/01/16	2,229,000	2,258,508
Tyson Foods, Inc., 4.5%, 6/15/22	598,000	636,917
Tyson Foods, Inc., 5.15%, 8/15/44	368,000	384,302
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)	505,000	509,851

		$13,815,423

Food & Drug Stores – 1.9%
CVS Health Corp., 4.875%, 7/20/35	$831,000	$858,351
CVS Health Corp., 5.75%, 6/01/17	200,000	211,769
CVS Health Corp., 2.75%, 12/01/22	500,000	487,215
CVS Health Corp., 5.75%, 5/15/41	1,465,000	1,642,750
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19	1,433,000	1,430,912
Walgreens Boots Alliance, Inc., 4.5%, 11/18/34	446,000	407,297

		$5,038,294

Forest & Paper Products – 1.6%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$806,000	$889,348
International Paper Co., 6%, 11/15/41	860,000	901,857
International Paper Co., 4.8%, 6/15/44	994,000	903,581
Packaging Corp. of America, 3.9%, 6/15/22	712,000	724,103
Packaging Corp. of America, 3.65%, 9/15/24	850,000	826,448

		$4,245,337

Gaming & Lodging – 1.0%
Wyndham Worldwide Corp., 2.5%, 3/01/18	$811,000	$807,707
Wyndham Worldwide Corp., 4.25%, 3/01/22	1,227,000	1,235,487
Wyndham Worldwide Corp., 5.1%, 10/01/25	463,000	467,725

		$2,510,919

Insurance – 1.3%
American International Group, Inc., 4.7%, 7/10/35	$1,010,000	$1,004,287
American International Group, Inc., 4.5%, 7/16/44	1,417,000	1,310,508
Unum Group, 7.125%, 9/30/16	500,000	519,765
Unum Group, 4%, 3/15/24	637,000	635,973

		$3,470,533

Insurance – Health – 1.4%
Anthem, Inc., 1.875%, 1/15/18	$618,000	$615,379
Humana, Inc., 7.2%, 6/15/18	1,157,000	1,294,806
UnitedHealth Group, Inc., 4.625%, 7/15/35	1,690,000	1,754,142

		$3,664,327

Insurance – Property & Casualty – 3.3%
ACE INA Holdings, Inc., 2.3%, 11/03/20	$343,000	$340,688
Aon PLC, 4.6%, 6/14/44	237,000	228,167
AXIS Capital Holdings Ltd., 5.875%, 6/01/20	190,000	209,909
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67	279,000	267,932
CNA Financial Corp., 5.875%, 8/15/20	1,570,000	1,740,420
Liberty Mutual Group, Inc., 4.85%, 8/01/44 (n)	951,000	880,900

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – continued
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	$678,000	$684,613
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	900,000	979,681
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24	779,000	771,914
Swiss Re Ltd., 4.25%, 12/06/42 (n)	468,000	441,679
XL Group PLC, 5.75%, 10/01/21	1,110,000	1,237,276
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	896,000	913,920

		$8,697,099

Major Banks – 9.8%
Bank of America Corp., 2%, 1/11/18	$3,000,000	$2,996,451
Bank of America Corp., 7.625%, 6/01/19	500,000	578,589
Bank of America Corp., 5.625%, 7/01/20	185,000	205,567
Bank of America Corp., 4.125%, 1/22/24	1,917,000	1,980,978
Bank of America Corp., FRN, 6.1%, 12/29/49	1,420,000	1,439,525
Bank of America Corp., FRN, 5.2%, 12/31/49	637,000	593,206
Goldman Sachs Group, Inc., 3.5%, 1/23/25	848,000	834,072
Goldman Sachs Group, Inc., 4.8%, 7/08/44	904,000	897,937
Goldman Sachs Group, Inc., 5.15%, 5/22/45	378,000	366,927
JPMorgan Chase & Co., 4.25%, 10/15/20	442,000	469,096
JPMorgan Chase & Co., 4.5%, 1/24/22	790,000	852,107
JPMorgan Chase & Co., 3.25%, 9/23/22	904,000	909,875
JPMorgan Chase & Co., 3.125%, 1/23/25	1,435,000	1,396,100
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49	1,221,000	1,330,890
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	349,000	354,752
Morgan Stanley, 5.5%, 7/28/21	1,245,000	1,395,537
Morgan Stanley, 4%, 7/23/25	702,000	723,505
Morgan Stanley, 4.3%, 1/27/45	689,000	656,945
PNC Bank N.A., 2.6%, 7/21/20	1,158,000	1,158,006
PNC Funding Corp., 5.625%, 2/01/17	1,095,000	1,138,449
Royal Bank of Scotland Group PLC, 8% to 2025, FRN to 12/29/49	806,000	852,345
Wachovia Corp., 6.605%, 10/01/25	1,270,000	1,507,251
Wells Fargo & Co., 4.1%, 6/03/26	1,000,000	1,009,496
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/29/49	718,000	755,695
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	1,106,000	1,115,678

		$25,518,979

Medical & Health Technology & Services – 2.7%
Becton, Dickinson and Co., 3.734%, 12/15/24	$348,000	$351,194
Becton, Dickinson and Co., 4.685%, 12/15/44	1,083,000	1,092,581
Davita Healthcare Partners, Inc., 5%, 5/01/25	575,000	554,875
Fresenius Medical Care US Finance II, Inc., 6.5%, 9/15/18 (n)	734,000	807,415
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)	189,000	190,890

8

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
HCA, Inc., 4.75%, 5/01/23	$910,000	$900,900
Laboratory Corp. of America Holdings, 4.7%, 2/01/45	900,000	826,473
McKesson Corp., 5.7%, 3/01/17	770,000	806,741
McKesson Corp., 7.5%, 2/15/19	120,000	137,310
McKesson Corp., 2.7%, 12/15/22	158,000	150,544
Universal Health Services, Inc., 4.75%, 8/01/22 (n)	1,260,000	1,272,600

		$7,091,523

Medical Equipment – 0.9%
Medtronic, Inc., 3.5%, 3/15/25	$1,061,000	$1,073,561
Medtronic, Inc., 4.375%, 3/15/35	406,000	410,185
Zimmer Holdings, Inc., 4.45%, 8/15/45	893,000	820,827

		$2,304,573

Metals & Mining – 0.6%
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/23	$1,235,000	$778,050
Kinross Gold Corp., 5.95%, 3/15/24	667,000	440,220
Southern Copper Corp., 6.75%, 4/16/40	415,000	354,586

		$1,572,856

Midstream – 5.3%
APT Pipelines Ltd., 5%, 3/23/35 (n)	$1,375,000	$1,243,641
Dominion Gas Holdings LLC, 2.8%, 11/15/20	975,000	978,259
Energy Transfer Partners LP, 9.7%, 3/15/19	213,000	234,647
Energy Transfer Partners LP, 5.15%, 2/01/43	1,112,000	794,939
Energy Transfer Partners LP, 5.15%, 3/15/45	1,357,000	959,251
Enterprise Products Operating LLC, 3.9%, 2/15/24	406,000	378,947
Enterprise Products Operating LLC, 4.45%, 2/15/43	473,000	360,798
Enterprise Products Operating LLC, 4.85%, 3/15/44	362,000	292,879
Enterprise Products Partners LP, 6.3%, 9/15/17	540,000	567,994
Enterprise Products Partners LP, 7.034% to 1/15/18, FRN to 1/15/68	267,000	271,005
Kinder Morgan (Delware), Inc., 7.75%, 1/15/32	465,000	441,261
Kinder Morgan (Delaware), Inc., 5.55%, 6/01/45	173,000	135,098
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	370,000	382,732
Kinder Morgan Energy Partners LP, 6.5%, 4/01/20	306,000	312,231
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	581,000	535,623
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	670,000	506,323
ONEOK Partners LP, 2%, 10/01/17	447,000	426,992
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	1,467,000	1,287,293
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25 (n)	133,000	112,551

Issuer	Shares/Par	Value ($)

BONDS – continued
Midstream – continued
Spectra Energy Capital LLC, 8%, 10/01/19	$942,000	$1,071,540
Sunoco Logistics Partners LP, 5.3%, 4/01/44	339,000	252,287
Williams Cos., Inc., 3.7%, 1/15/23	1,254,000	866,212
Williams Cos., Inc., 5.75%, 6/24/44	750,000	445,345
Williams Partners LP, 4.875%, 3/15/24	1,200,000	961,535

		$13,819,383

Natural Gas – Distribution – 0.7%
NiSource Finance Corp., 3.85%, 2/15/23	$1,106,000	$1,128,013
NiSource Finance Corp., 4.8%, 2/15/44	761,000	772,913

		$1,900,926

Network & Telecom – 2.7%
AT&T, Inc., 2.45%, 6/30/20	$619,000	$609,841
AT&T, Inc., 4.75%, 5/15/46	1,136,000	1,039,922
Verizon Communications, Inc., 4.5%, 9/15/20	1,471,000	1,580,672
Verizon Communications, Inc., 5.05%, 3/15/34	929,000	925,043
Verizon Communications, Inc., 6%, 4/01/41	690,000	745,141
Verizon Communications, Inc., 6.55%, 9/15/43	1,779,000	2,111,988

		$7,012,607

Oils – 1.6%
Marathon Petroleum Corp., 3.4%, 12/15/20	$2,076,000	$2,039,491
Marathon Petroleum Corp., 4.75%, 9/15/44	910,000	743,831
Valero Energy Corp., 4.9%, 3/15/45	1,783,000	1,485,940

		$4,269,262

Other Banks & Diversified Financials – 3.1%
BPCE S.A., 4.5%, 3/15/25 (n)	$760,000	$729,441
Capital One Bank (USA) N.A., 3.375%, 2/15/23	1,200,000	1,174,838
Capital One Financial Corp., 3.75%, 4/24/24	796,000	801,571
Citigroup, Inc., 3.75%, 6/16/24	1,606,000	1,635,656
Citizens Financial Group, Inc., 4.3%, 12/03/25	918,000	923,569
Discover Bank, 7%, 4/15/20	2,197,000	2,501,851
Macquarie Group Ltd., 3%, 12/03/18 (n)	273,000	275,544

		$8,042,470

Personal Computers & Peripherals – 0.3%
Equifax, Inc., 3.3%, 12/15/22	$849,000	$846,666

Pharmaceuticals – 5.6%
AbbVie, Inc., 4.7%, 5/14/45	$1,417,000	$1,385,738
Actavis Funding SCS, 3.45%, 3/15/22	671,000	672,072
Actavis Funding SCS, 4.85%, 6/15/44	254,000	251,415
Actavis Funding SCS, 4.75%, 3/15/45	246,000	239,815
Allergan PLC, 1.875%, 10/01/17	320,000	319,612
Allergan PLC, 3.25%, 10/01/22	414,000	407,227
Allergan PLC, 4.625%, 10/01/42	347,000	329,847
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	554,000	558,162
Biogen, Inc., 3.625%, 9/15/22	562,000	568,292
Celgene Corp., 2.875%, 8/15/20	1,908,000	1,894,360

9

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – continued
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)	$3,159,000	$3,309,738
Gilead Sciences, Inc., 3.7%, 4/01/24	1,189,000	1,218,015

Gilead Sciences, Inc., 3.65%, 3/01/26	1,250,000	1,261,109
Gilead Sciences, Inc., 4.5%, 2/01/45	488,000	477,548
Mylan, Inc., 2.55%, 3/28/19	399,000	393,789
Mylan, Inc., 3.125%, 1/15/23 (n)	500,000	458,965
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	792,000	774,180

		$14,519,884

Pollution Control – 0.5%
Republic Services, Inc., 5.25%, 11/15/21	$1,160,000	$1,283,073

Precious Metals & Minerals – 0.1%
Teck Resources Ltd., 5.4%, 2/01/43	$645,000	$270,900

Railroad & Shipping – 0.5%
Canadian Pacific Railway Co., 7.25%, 5/15/19	$424,000	$483,383
Canadian Pacific Railway Co., 4.5%, 1/15/22	400,000	425,460
CSX Corp., 7.375%, 2/01/19	365,000	417,914

		$1,326,757

Real Estate – Healthcare – 0.3%
HCP, Inc., REIT, 3.875%, 8/15/24	$707,000	$685,237

Real Estate – Office – 0.7%
Boston Properties LP, REIT, 3.7%, 11/15/18	$754,000	$781,179
Boston Properties LP, REIT, 3.85%, 2/01/23	1,131,000	1,154,666

		$1,935,845

Real Estate – Other – 0.2%
Host Hotels & Resorts, Inc., REIT, 4.75%, 3/01/23	$157,000	$162,350
Host Hotels & Resorts, Inc., REIT, 4%, 6/15/25	401,000	384,543

		$546,893

Real Estate – Retail – 0.9%
DDR Corp., REIT, 3.625%, 2/01/25	$748,000	$706,207
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	503,000	498,913
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	1,026,000	1,259,087

		$2,464,207

Restaurants – 0.6%
McDonald’s Corp., 4.875%, 12/09/45	$1,127,000	$1,133,069
YUM! Brands, Inc., 5.35%, 11/01/43	465,000	354,941

		$1,488,010

Retailers – 3.9%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$1,042,000	$882,639
Best Buy Co., Inc., 5%, 8/01/18	935,000	970,998
Dollar General Corp., 4.125%, 7/15/17	2,144,000	2,201,738
Gap, Inc., 5.95%, 4/12/21	2,613,000	2,765,513

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – continued
Home Depot, Inc., 4.875%, 2/15/44	$1,260,000	$1,387,619
L Brands, Inc., 6.875%, 11/01/35 (n)	383,000	393,533
Limited Brands, Inc., 7%, 5/01/20	1,441,000	1,624,728

		$10,226,768

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 12/08/21	$804,000	$858,521

Telecommunications – Wireless – 1.6%
American Tower Corp., REIT, 4.5%, 1/15/18	$1,150,000	$1,199,342
American Tower Corp., REIT, 3.5%, 1/31/23	371,000	362,858
American Tower Corp., REIT, 4%, 6/01/25	1,000,000	983,107
Crown Castle International Corp., 5.25%, 1/15/23	470,000	494,088
SBA Tower Trust, 2.898%, 10/15/44 (n)	1,081,000	1,056,558

		$4,095,953

Tobacco – 3.7%
Altria Group, Inc., 2.95%, 5/02/23	$1,400,000	$1,362,574
Altria Group, Inc., 4%, 1/31/24	231,000	239,332
B.A.T. International Finance PLC, 2.125%, 6/07/17 (n)	1,052,000	1,058,621
Imperial Tobacco Finance PLC, 4.25%, 7/21/25 (n)	1,819,000	1,846,150
Philip Morris International, Inc., 4.875%, 11/15/43	892,000	942,245
Reynolds American, Inc., 6.75%, 6/15/17	1,100,000	1,174,303
Reynolds American, Inc., 2.3%, 8/21/17	945,000	952,430
Reynolds American, Inc., 8.125%, 6/23/19	733,000	862,658
Reynolds American, Inc., 3.25%, 6/12/20	306,000	311,020
Reynolds American, Inc., 4.45%, 6/12/25	418,000	437,402
Reynolds American, Inc., 5.7%, 8/15/35	483,000	529,177

		$9,715,912

Transportation – Services – 0.5%
ERAC USA Finance LLC, 6.375%, 10/15/17 (n)	$200,000	$214,784
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	272,000	272,217
ERAC USA Finance LLC, 7%, 10/15/37 (n)	421,000	512,458
ERAC USA Finance LLC, 4.5%, 2/15/45 (n)	201,000	186,792

		$1,186,251

Utilities – Electric Power – 2.7%
Alabama Power Co., 4.15%, 8/15/44	$479,000	$455,218
American Electric Power Co., Inc., 1.65%, 12/15/17	487,000	483,384
Berkshire Hathaway Energy, 4.5%, 2/01/45	597,000	573,574
CMS Energy Corp., 6.25%, 2/01/20	1,010,000	1,145,699
CMS Energy Corp., 5.05%, 3/15/22	209,000	227,435
DTE Electric Co., 3.7%, 3/15/45	223,000	204,900
Duke Energy Corp., 1.625%, 8/15/17	488,000	487,363
EDP Finance B.V., 4.9%, 10/01/19 (n)	376,000	387,206
EDP Finance B.V., 5.25%, 1/14/21 (n)	728,000	752,285
PPL Capital Funding, Inc., 5%, 3/15/44	590,000	608,271
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	1,057,000	1,153,352
PSEG Power LLC, 5.32%, 9/15/16	288,000	295,898

10

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Waterford 3 Funding Corp., 8.09%, 1/02/17	$300,546	$299,830

		$7,074,415

Total Bonds (Identified Cost, $252,236,474)		$249,997,141

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 3.2%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	8,193,985	$8,193,985

Total Investments (Identified Cost, $260,430,459)		$258,191,126

OTHER ASSETS, LESS LIABILITIES – 1.0%		2,735,603

Net Assets – 100.0%		$260,926,729

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $43,408,480 representing 16.6% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40	3/01/06	$249,044	$182,306
Falcon Franchise Loan LLC, FRN, 39.274%, 1/05/25	1/29/03	3,613	10,637
Total Restricted Securities			$192,943
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

11

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $252,236,474)	$249,997,141
Underlying affiliated funds, at cost and value	8,193,985
Total investments, at value (identified cost, $260,430,459)	$258,191,126
Cash	16,120
Receivables for
Fund shares sold	44,369
Interest	3,255,893
Receivable from investment adviser	2,964
Other assets	2,531
Total assets		$261,513,003
Liabilities
Payable for fund shares reacquired	$514,973
Payable to affiliates
Shareholder servicing costs	36
Distribution and/or service fees	2,601
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	68,649
Total liabilities		$586,274
Net assets		$260,926,729
Net assets consist of
Paid-in capital	$254,040,863
Unrealized appreciation (depreciation) on investments	(2,239,333)
Accumulated distributions in excess of net realized gain on investments	(1,263,852)
Undistributed net investment income	10,389,051
Net assets		$260,926,729
Shares of beneficial interest outstanding		23,579,183

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$70,980,486	6,357,766	$11.16
Service Class	189,946,243	17,221,417	11.03

See Notes to Financial Statements

12

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$12,108,596
Dividends from underlying affiliated funds	12,231
Total investment income		$12,120,827
Expenses
Management fee	$1,703,378
Distribution and/or service fees	520,166
Shareholder servicing costs	8,545
Administrative services fee	54,070
Independent Trustees’ compensation	9,467
Custodian fee	35,473
Shareholder communications	23,260
Audit and tax fees	69,505
Legal fees	2,458
Miscellaneous	19,004
Total expenses		$2,445,326
Fees paid indirectly	(167)
Reduction of expenses by investment adviser	(135,071)
Net expenses		$2,310,088
Net investment income		$9,810,739
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$1,377,526
Change in unrealized appreciation (depreciation) on investments		$(12,330,634)
Net realized and unrealized gain (loss) on investments		$(10,953,108)
Change in net assets from operations		$(1,142,369)

See Notes to Financial Statements

13

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended12/31	2015	2014
Change in net assets
From operations
Net investment income	$9,810,739	$10,189,346
Net realized gain (loss) on investments	1,377,526	2,902,673
Net unrealized gain (loss) on investments	(12,330,634)	3,205,635
Change in net assets from operations	$(1,142,369)	$16,297,654
Distributions declared to shareholders
From net investment income	$(11,046,073)	$(10,948,230)
From net realized gain on investments	(2,041,877)	(776,199)
Total distributions declared to shareholders	$(13,087,950)	$(11,724,429)
Change in net assets from fund share transactions	$(15,217,385)	$(7,423,215)
Total change in net assets	$(29,447,704)	$(2,849,990)
Net assets
At beginning of period	290,374,433	293,224,423
At end of period (including undistributed net investment income of $10,389,051 and $11,037,460, respectively)	$260,926,729	$290,374,433

See Notes to Financial Statements

14

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.76	$11.58	$12.36	$11.67	$11.49
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.43	$0.43	$0.50	$0.57
Net realized and unrealized gain (loss) on investments	(0.46)	0.24	(0.48)	0.80	0.18
Total from investment operations	$(0.04)	$0.67	$(0.05)	$1.30	$0.75
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.46)	$(0.52)	$(0.61)	$(0.57)
From net realized gain on investments	(0.08)	(0.03)	(0.21)	—	—
Total distributions declared to shareholders	$(0.56)	$(0.49)	$(0.73)	$(0.61)	$(0.57)
Net asset value, end of period (x)	$11.16	$11.76	$11.58	$12.36	$11.67
Total return (%) (k)(r)(s)(x)	(0.31)	5.78	(0.27)	11.31	6.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.67	0.67	0.68	0.70
Expenses after expense reductions (f)	0.63	0.65	0.67	0.68	N/A
Net investment income	3.65	3.59	3.54	4.13	4.85
Portfolio turnover	26	36	38	57	55
Net assets at end of period (000 omitted)	$70,980	$79,042	$81,921	$95,361	$90,822

See Notes to Financial Statements

15

MFS Corporate Bond Portfolio

Financial Statements – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$11.63	$11.45	$12.23	$11.56	$11.40
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.39	$0.39	$0.47	$0.53
Net realized and unrealized gain (loss) on investments	(0.46)	0.25	(0.47)	0.78	0.18
Total from investment operations	$(0.07)	$0.64	$(0.08)	$1.25	$0.71
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.43)	$(0.49)	$(0.58)	$(0.55)
From net realized gain on investments	(0.08)	(0.03)	(0.21)	—	—
Total distributions declared to shareholders	$(0.53)	$(0.46)	$(0.70)	$(0.58)	$(0.55)
Net asset value, end of period (x)	$11.03	$11.63	$11.45	$12.23	$11.56
Total return (%) (k)(r)(s)(x)	(0.58)	5.59	(0.51)	11.00	6.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.92	0.92	0.93	0.95
Expenses after expense reductions (f)	0.88	0.90	0.92	0.93	N/A
Net investment income	3.40	3.34	3.29	3.86	4.59
Portfolio turnover	26	36	38	57	55
Net assets at end of period (000 omitted)	$189,946	$211,332	$211,303	$195,781	$165,367

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

16

MFS Corporate Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Corporate Bond Portfolio (formerly MFS Bond Portfolio) (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. Effective April 30, 2015, the fund changed its name from MFS Bond Portfolio to MFS Corporate Bond Portfolio.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

17

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$1,621,440	$—	$1,621,440
U.S. Corporate Bonds	—	223,950,110	—	223,950,110
Commercial Mortgage-Backed Securities	—	1,784,274	—	1,784,274
Asset-Backed Securities (including CDOs)	—	685,401	—	685,401
Foreign Bonds	—	21,955,916	—	21,955,916
Mutual Funds	8,193,985	—	—	8,193,985
Total Investments	$8,193,985	$249,997,141	$—	$258,191,126

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the

18

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$11,493,724	$10,948,230
Long-term capital gains	1,594,226	776,199
Total distributions	$13,087,950	$11,724,429

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$262,157,979
Gross appreciation	4,634,014
Gross depreciation	(8,600,867)
Net unrealized appreciation (depreciation)	$(3,966,853)
Undistributed ordinary income	10,397,744
Undistributed long-term capital gain	463,668
Other temporary differences	(8,693)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$3,012,402	$3,058,073	$530,754	$207,005
Service Class	8,033,671	7,890,157	1,511,123	569,194
Total	$11,046,073	$10,948,230	$2,041,877	$776,199

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.60%
Average daily net assets in excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $19,709 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $115,362, which is included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

19

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $8,358, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $187.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0190% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $916 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $70,147,459 and $88,394,226, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	243,152	$2,846,365	358,376	$4,245,360
Service Class	1,566,630	18,139,482	2,124,964	24,955,363
	1,809,782	$20,985,847	2,483,340	$29,200,723
Shares issued to shareholders in reinvestment of distributions
Initial Class	317,203	$3,543,156	277,643	$3,265,078
Service Class	863,782	9,544,794	726,748	8,459,351
	1,180,985	$13,087,950	1,004,391	$11,724,429
Shares reacquired
Initial Class	(922,534)	$(10,769,671)	(991,212)	$(11,740,077)
Service Class	(3,387,719)	(38,521,511)	(3,126,345)	(36,608,290)
	(4,310,253)	$(49,291,182)	(4,117,557)	$(48,348,367)
Net change
Initial Class	(362,179)	$(4,380,150)	(355,193)	$(4,229,639)
Service Class	(957,307)	(10,837,235)	(274,633)	(3,193,576)
	(1,319,486)	$(15,217,385)	(629,826)	$(7,423,215)

20

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $962 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	7,326,058	82,124,778	(81,256,851)	8,193,985

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,231	$8,193,985

21

MFS Corporate Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Corporate Bond Portfolio (formerly MFS Bond Portfolio):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Corporate Bond Portfolio (formerly MFS Bond Portfolio) (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Corporate Bond Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Corporate Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

24

MFS Corporate Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

25

MFS Corporate Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee

26

MFS Corporate Bond Portfolio

Board Review of Investment Advisory Agreement – continued

and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

27

MFS Corporate Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,754,000 as capital gain dividends paid during the fiscal year.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2015

MFS® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.4%
JPMorgan Chase & Co.	1.8%
Wells Fargo & Co.	1.8%
Alphabet, Inc., “A”	1.8%
Valero Energy Corp.	1.5%
Hess Corp.	1.5%
American International Group, Inc.	1.5%
Allergan PLC	1.3%
Texas Instruments, Inc.	1.3%
American Tower Corp., REIT	1.3%

Equity sectors
Financial Services	18.8%
Technology	16.7%
Health Care	14.4%
Retailing	8.2%
Industrial Goods & Services	7.7%
Consumer Staples	7.0%
Utilities & Communications (s)	5.7%
Energy	5.6%
Leisure	4.6%
Basic Materials	4.0%
Special Products & Services	3.5%
Autos & Housing	1.4%
Transportation (s)	1.4%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Core Equity Portfolio (“fund”) provided a total return of –0.21%, while Service Class shares of the fund provided a total return of –0.40%. These compare with a return of 0.48% over the same period for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the leisure sector detracted from performance relative to the Russell 3000 Index. The fund’s overweight positions in resort casino operator Wynn Resorts (h) and global media company Twenty-First Century Fox held back relative returns. Shares of Wynn Resorts declined during the reporting period on weakness in gaming revenues from Macau and Las Vegas.

Stock selection in the retailing sector was another area of relative weakness. Most notably, the fund’s underweight position in internet retailer Amazon.com and overweight position in apparel retailer PVH weakened relative results. Shares of Amazon.com appreciated after the company reported strong quarterly results, driven by improving growth in its core retail segment and remote computing segment (Amazon Web Services).

Elsewhere, overweight positions in global integrated energy company Hess, transportation services company Swift Transportation and investment management firm Franklin Resources weighed on relative returns. An underweight position in software giant Microsoft, not owning diversified industrial conglomerate General Electric and holding Canadian railroad company Canadian Pacific Railway (b) also hurt relative performance.

Contributors to Performance

Stock selection in the technology sector benefited relative performance. The fund’s overweight positions in internet search giant Alphabet (formerly Google), analog semiconductor manufacturer Avago Technologies, customer information software manager Salesforce.com and software company Adobe systems all supported relative results. During the reporting period, shares of Alphabet rose on better-than-expected results that were driven by strength in mobile search and video ads, cost discipline and management’s announcement of a $5 billion share repurchase program.

Stock selection in the consumer staples and basic materials sectors further boosted relative performance. However, there were no individual stocks within either sector that were among the top relative contributors for the period.

In other sectors, overweight positions in independent oil refiner Valero Energy, pharmaceutical company Endo International (Ireland) and eye care and skin care products company Allergan strengthened relative results. Not owning integrated oil and gas company Exxon Mobile and natural gas pipelines operator Kinder Morgan also aided relative returns.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

3

MFS Core Equity Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	(0.21)%	11.54%	7.38%
Service Class	8/24/01	(0.40)%	11.26%	7.11%

Comparative benchmark
Russell 3000 Index (f)		0.48%	12.18%	7.35%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.86%	$1,000.00	$963.34	$4.26
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$962.36	$5.49
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 3.6%
Honeywell International, Inc.	22,814	$2,362,846
Northrop Grumman Corp.	9,588	1,810,310
Rockwell Collins, Inc.	9,925	916,078
Textron, Inc.	8,534	358,513
United Technologies Corp.	18,752	1,801,505

		$7,249,252

Alcoholic Beverages – 0.5%
Constellation Brands, Inc., “A”	6,523	$929,136

Apparel Manufacturers – 1.0%
Hanesbrands, Inc.	37,811	$1,112,778
PVH Corp.	9,590	706,304
Sequential Brands Group, Inc. (a)(l)	23,473	185,671

		$2,004,753

Automotive – 0.5%
LKQ Corp. (a)	31,224	$925,167

Biotechnology – 1.1%
Alexion Pharmaceuticals, Inc. (a)	12,161	$2,319,711

Broadcasting – 1.9%
Nielsen Holdings PLC	11,414	$531,892
Time Warner, Inc.	21,119	1,365,766
Twenty-First Century Fox, Inc.	72,756	1,976,053

		$3,873,711

Brokerage & Asset Managers – 2.3%
Affiliated Managers Group, Inc. (a)	2,313	$369,525
BlackRock, Inc.	5,157	1,756,062
Franklin Resources, Inc.	28,175	1,037,404
NASDAQ, Inc.	27,518	1,600,722

		$4,763,713

Business Services – 2.5%
Amdocs Ltd.	3,482	$190,013
Bright Horizons Family Solutions, Inc. (a)	8,347	557,580
Cognizant Technology Solutions Corp., “A” (a)	18,768	1,126,455
Fidelity National Information Services, Inc.	18,451	1,118,131
Gartner, Inc. (a)	11,707	1,061,825
Global Payments, Inc.	11,382	734,253
Univar, Inc. (a)	17,137	291,500

		$5,079,757

Cable TV – 1.1%
Charter Communications, Inc., “A” (a)(l)	2,947	$539,596
Time Warner Cable, Inc.	9,600	1,781,664

		$2,321,260

Chemicals – 2.1%
Agrium, Inc.	6,343	$566,914
LyondellBasell Industries N.V., “A”	10,261	891,681
Monsanto Co.	7,995	787,667

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – continued
PPG Industries, Inc.	21,499	$2,124,531

		$4,370,793

Computer Software – 3.4%
Adobe Systems, Inc. (a)	24,678	$2,318,251
Intuit, Inc.	7,095	684,668
Microsoft Corp.	10,412	577,658
Oracle Corp.	14,179	517,959
Qlik Technologies, Inc. (a)	21,361	676,289
Salesforce.com, Inc. (a)	28,587	2,241,221

		$7,016,046

Computer Software – Systems – 4.6%
Apple, Inc. (s)	47,135	$4,961,430
EMC Corp.	55,097	1,414,891
IMS Health Holdings, Inc. (a)	25,491	649,256
NCR Corp. (a)	16,452	402,416
Rapid7, Inc. (a)(l)	3,986	60,308
Sabre Corp.	28,626	800,669
SS&C Technologies Holdings, Inc.	12,931	882,799
Western Digital Corp.	3,302	198,285

		$9,370,054

Construction – 0.9%
Interface, Inc.	47,604	$911,141
Sherwin-Williams Co.	3,970	1,030,612

		$1,941,753

Consumer Products – 2.0%
Estee Lauder Cos., Inc., “A”	17,263	$1,520,180
Kimberly-Clark Corp.	15,439	1,965,380
Newell Rubbermaid, Inc.	11,515	507,581

		$3,993,141

Consumer Services – 1.1%
Nord Anglia Education, Inc. (a)	40,684	$825,072
Priceline Group, Inc. (a)	1,064	1,356,544

		$2,181,616

Containers – 0.5%
Crown Holdings, Inc. (a)	5,396	$273,577
Graphic Packaging Holding Co.	19,037	244,245
Multi Packaging Solutions International Ltd. (a)	31,637	548,902

		$1,066,724

Electrical Equipment – 2.1%
Advanced Drainage Systems, Inc.	19,275	$463,178
AMETEK, Inc.	21,419	1,147,844
Danaher Corp.	24,316	2,258,470
W.W. Grainger, Inc.	1,974	399,913

		$4,269,405

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 3.7%
Analog Devices, Inc.	15,070	$833,672
Avago Technologies Ltd.	17,518	2,542,738
KLA-Tencor Corp.	8,978	622,624
Mellanox Technologies Ltd. (a)	14,105	594,385
Texas Instruments, Inc.	49,800	2,729,538
Ultratech, Inc. (a)	13,629	270,127

		$7,593,084

Energy – Independent – 4.4%
Anadarko Petroleum Corp.	9,652	$468,894
Concho Resources, Inc. (a)	2,558	237,536
Energen Corp.	2,984	122,314
EOG Resources, Inc.	11,544	817,200
Hess Corp.	62,436	3,026,897
Memorial Resource Development Corp. (a)	26,025	420,304
Noble Energy, Inc.	8,812	290,179
PDC Energy, Inc. (a)	2,225	118,771
Pioneer Natural Resources Co.	2,931	367,489
Valero Energy Corp.	43,350	3,065,279

		$8,934,863

Food & Beverages – 3.4%
Archer Daniels Midland Co.	17,932	$657,746
Coca-Cola Co.	50,650	2,175,924
Freshpet, Inc. (a)(l)	24,390	207,071
J.M. Smucker Co.	7,954	981,046
Mead Johnson Nutrition Co., “A”	7,222	570,177
Mondelez International, Inc.	30,808	1,381,431
Snyders-Lance, Inc.	5,998	205,731
WhiteWave Foods Co., “A” (a)	18,543	721,508

		$6,900,634

Food & Drug Stores – 1.2%
CVS Health Corp.	24,205	$2,366,523

Gaming & Lodging – 0.2%
La Quinta Holdings, Inc. (a)	24,932	$339,325

General Merchandise – 2.2%
Costco Wholesale Corp.	7,684	$1,240,966
Dollar Tree, Inc. (a)	15,078	1,164,323
Five Below, Inc. (a)	33,341	1,070,246
Target Corp.	13,305	966,076

		$4,441,611

Health Maintenance Organizations – 1.3%
Cigna Corp.	5,523	$808,181
UnitedHealth Group, Inc.	15,623	1,837,890

		$2,646,071

Insurance – 2.7%
ACE Ltd.	7,902	$923,349
American International Group, Inc. (s)	48,251	2,990,114
Aon PLC	9,378	864,745
MetLife, Inc.	13,979	673,928

		$5,452,136

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 3.9%
Alphabet, Inc., “A” (a)	4,635	$3,606,076
Alphabet, Inc., “C” (a)	2,893	2,195,440
Facebook, Inc., “A “ (a)	6,301	659,463
LinkedIn Corp., “A” (a)	6,198	1,395,046

		$7,856,025

Machinery & Tools – 2.1%
Allison Transmission Holdings, Inc.	29,056	$752,260
Illinois Tool Works, Inc.	8,329	771,932
IPG Photonics Corp. (a)	7,978	711,318
Roper Technologies, Inc.	10,253	1,945,917

		$4,181,427

Major Banks – 4.5%
Goldman Sachs Group, Inc.	9,760	$1,759,045
JPMorgan Chase & Co. (s)	56,859	3,754,400
Wells Fargo & Co.	66,370	3,607,873

		$9,121,318

Medical & Health Technology & Services – 1.6%
Cerner Corp. (a)	4,418	$265,831
Community Health Systems, Inc. (a)	6,095	161,700
HCA Holdings, Inc. (a)	5,954	402,669
Healthcare Services Group, Inc.	4,756	165,842
Henry Schein, Inc. (a)	2,724	430,910
McKesson Corp.	7,346	1,448,852
MEDNAX, Inc. (a)	5,420	388,397

		$3,264,201

Medical Equipment – 4.2%
Abbott Laboratories	32,742	$1,470,443
Cepheid, Inc. (a)	9,814	358,505
Cooper Cos., Inc.	5,332	715,554
DexCom, Inc. (a)	3,963	324,570
Insulet Corp. (a)	7,042	266,258
Medtronic PLC	28,097	2,161,221
OraSure Technologies, Inc. (a)	33,809	217,730
PerkinElmer, Inc.	8,191	438,792
Steris PLC	4,045	304,750
Stryker Corp.	18,707	1,738,629
VWR Corp. (a)	18,108	512,637

		$8,509,089

Metals & Mining – 0.1%
First Quantum Minerals Ltd.	20,136	$75,381
Lundin Mining Corp. (a)	82,316	226,061

		$301,442

Natural Gas – Distribution – 0.4%
Sempra Energy	8,157	$766,840

Natural Gas – Pipeline – 0.6%
Enterprise Products Partners LP	25,322	$647,737
EQT GP Holdings LP	3,953	82,064
Williams Partners LP	15,106	420,702

		$1,150,503

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.0%
Cisco Systems, Inc.	65,170	$1,769,691
Ixia (a)	27,514	341,999

		$2,111,690

Oil Services – 1.2%
Forum Energy Technologies, Inc. (a)	14,645	$182,477
Halliburton Co.	15,684	533,883
Oil States International, Inc. (a)	6,930	188,843
Schlumberger Ltd.	21,418	1,493,906

		$2,399,109

Other Banks & Diversified Financials – 5.6%
American Express Co.	30,687	$2,134,281
Discover Financial Services	36,236	1,942,974
EuroDekania Ltd.	151,350	54,895
Fifth Third Bancorp	66,697	1,340,610
First Republic Bank	11,408	753,612
Synchrony Financial (a)	16,566	503,772
Texas Capital Bancshares, Inc. (a)	17,662	872,856
Visa, Inc., “A”	32,339	2,507,889
Wintrust Financial Corp.	25,379	1,231,389

		$11,342,278

Pharmaceuticals – 6.2%
Allergan PLC (a)	8,753	$2,735,313
Bristol-Myers Squibb Co.	34,343	2,362,455
Eli Lilly & Co.	29,150	2,456,179
Endo International PLC (a)	19,914	1,219,135
Merck & Co., Inc.	40,384	2,133,083
TherapeuticsMD, Inc. (a)	16,052	166,459
Valeant Pharmaceuticals International, Inc. (a)	15,714	1,597,328

		$12,669,952

Railroad & Shipping – 1.1%
Canadian Pacific Railway Ltd.	6,651	$848,668
Union Pacific Corp.	18,342	1,434,344

		$2,283,012

Real Estate – 3.7%
Equity Lifestyle Properties, Inc., REIT	15,013	$1,000,917
Gramercy Property Trust, Inc., REIT	124,034	957,542
Medical Properties Trust, Inc., REIT	188,044	2,164,386
Mid-America Apartment Communities, Inc., REIT	15,097	1,370,959
STAG Industrial, Inc., REIT	15,642	288,595
Tanger Factory Outlet Centers, Inc., REIT	41,775	1,366,043
WP GLIMCHER, Inc., REIT	39,299	416,962

		$7,565,404

Restaurants – 1.4%
Aramark	31,095	$1,002,814
Chuy’s Holdings, Inc. (a)	1,024	32,092
Domino’s Pizza, Inc.	5,406	601,418
Wingstop, Inc. (a)(l)	8,847	201,800
YUM! Brands, Inc.	12,785	933,944

		$2,772,068

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 1.1%
Albemarle Corp.	16,458	$921,813
Ecolab, Inc.	6,443	736,950
W.R. Grace & Co. (a)	6,853	682,490

		$2,341,253

Specialty Stores – 3.8%
Amazon.com, Inc. (a)	2,595	$1,753,935
American Eagle Outfitters, Inc.	43,548	674,994
AutoZone, Inc. (a)	1,122	832,423
Burlington Stores, Inc. (a)	11,349	486,872
Cabela’s, Inc. (a)	11,266	526,460
Gap, Inc.	28,685	708,520
Ross Stores, Inc.	18,632	1,002,588
Sally Beauty Holdings, Inc. (a)	31,685	883,695
Urban Outfitters, Inc. (a)	41,404	941,941

		$7,811,428

Telecommunications – Wireless – 1.3%
American Tower Corp., REIT	28,150	$2,729,143

Telephone Services – 1.0%
Verizon Communications, Inc.	43,840	$2,026,285

Tobacco – 1.2%
Altria Group, Inc.	20,681	$1,203,841
Philip Morris International, Inc.	7,326	644,029
Reynolds American, Inc.	11,943	551,169

		$2,399,039

Trucking – 0.5%
FedEx Corp.	2,499	$372,326
Swift Transportation Co. (a)	43,861	606,159

		$978,485

Utilities – Electric Power – 2.3%
Alliant Energy Corp.	6,070	$379,072
American Electric Power Co., Inc.	1,738	101,273
Calpine Corp. (a)	28,779	416,432
CMS Energy Corp.	13,365	482,209
Dominion Resources, Inc.	10,306	697,098
Edison International	7,739	458,226
Exelon Corp.	19,028	528,408
NextEra Energy, Inc.	7,377	766,397
Xcel Energy, Inc.	23,583	846,866

		$4,675,981

Total Common Stocks (Identified Cost, $171,745,380)		$201,606,211

CONVERTIBLE PREFERRED STOCKS – 0.3%
Telephone Services – 0.3%
Frontier Communications Corp., 11.125% (Identified Cost, $711,320)	7,504	$687,216

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	455,874	$455,874

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	525,255	$525,255

Total Investments (Identified Cost, $173,437,829)		$203,274,556

SECURITIES SOLD SHORT – (0.4)%
Telecommunications – Wireless – (0.2)%
Crown Castle International Corp., REIT	(4,189)	$(362,139)

Trucking – (0.2)%
United Parcel Service, Inc., “B”	(4,754)	$(457,477)

Total Securities Sold Short (Proceeds Received, $802,480)		$(819,616)

OTHER ASSETS, LESS LIABILITIES – 0.5%		1,077,286

NET ASSETS – 100.0%		$203,532,226
(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2015, the fund had other liquid securities with an aggregate value of $1,457,573 to cover any commitments for securities sold short.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $172,981,955)	$202,818,682
Underlying affiliated funds, at cost and value	455,874
Total investments, at value, including $584,678 of securities on loan (identified cost, $173,437,829)	$203,274,556
Cash	15,723
Receivables for
Investments sold	1,484,078
Fund shares sold	31,612
Interest and dividends	259,949
Other assets	1,997
Total assets		$205,067,915
Liabilities
Due to broker	$596
Payables for
Securities sold short, at value (proceeds received, $802,480)	819,616
Fund shares reacquired	133,142
Collateral for securities loaned, at value (c)	525,255
Payable to affiliates
Investment adviser	8,592
Shareholder servicing costs	85
Distribution and/or service fees	653
Payable for independent Trustees’ compensation	83
Accrued expenses and other liabilities	47,667
Total liabilities		$1,535,689
Net assets		$203,532,226
Net assets consist of
Paid-in capital	$156,726,920
Unrealized appreciation (depreciation) on investments	29,819,591
Accumulated net realized gain (loss) on investments and foreign currency	15,545,243
Undistributed net investment income	1,440,472
Net assets		$203,532,226
Shares of beneficial interest outstanding		9,583,097

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$156,449,646	7,351,437	$21.28
Service Class	47,082,580	2,231,660	21.10

(c) Non-cash collateral is not included.

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$3,265,551
Interest	33,298
Dividends from underlying affiliated funds	1,587
Foreign taxes withheld	(5,341)
Total investment income		$3,295,095
Expenses
Management fee	$1,542,611
Distribution and/or service fees	123,095
Shareholder servicing costs	11,359
Administrative services fee	41,736
Independent Trustees’ compensation	4,931
Custodian fee	29,625
Shareholder communications	15,352
Audit and tax fees	56,964
Legal fees	13,769
Dividend and interest expense on securities sold short	28,639
Miscellaneous	18,763
Total expenses		$1,886,844
Fees paid indirectly	(14)
Reduction of expenses by investment adviser	(14,367)
Net expenses		$1,872,463
Net investment income		$1,422,632
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$15,831,471
Securities sold short	(64,276)
Foreign currency	2
Net realized gain (loss) on investments and foreign currency		$15,767,197
Change in unrealized appreciation (depreciation)
Investments	$(18,840,880)
Securities sold short	35,995
Net unrealized gain (loss) on investments		$(18,804,885)
Net realized and unrealized gain (loss) on investments and foreign currency		$(3,037,688)
Change in net assets from operations		$(1,615,056)

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$1,422,632	$1,098,096
Net realized gain (loss) on investments and foreign currency	15,767,197	16,480,956
Net unrealized gain (loss) on investments	(18,804,885)	(53,240)
Change in net assets from operations	$(1,615,056)	$17,525,812
Distributions declared to shareholders
From net investment income	$(1,082,329)	$(1,201,680)
From net realized gain on investments	(16,601,001)	(2,447,779)
Total distributions declared to shareholders	$(17,683,330)	$(3,649,459)
Change in net assets from fund share transactions	$58,191,548	$(16,674,844)
Total change in net assets	$38,893,162	$(2,798,491)
Net assets
At beginning of period	164,639,064	167,437,555
At end of period (including undistributed net investment income of $1,440,472 and $1,097,921, respectively)	$203,532,226	$164,639,064

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$23.40	$21.49	$16.12	$13.95	$14.23
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.16	$0.16	$0.17	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	2.27	5.40	2.12	(0.25)
Total from investment operations	$(0.18)	$2.43	$5.56	$2.29	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.18)	$(0.19)	$(0.12)	$(0.14)
From net realized gain on investments	(1.81)	(0.34)	—	—	—
Total distributions declared to shareholders	$(1.94)	$(0.52)	$(0.19)	$(0.12)	$(0.14)
Net asset value, end of period (x)	$21.28	$23.40	$21.49	$16.12	$13.95
Total return (%) (k)(r)(s)(x)	(0.21)	11.38	34.62	16.46	(0.94)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.85	0.85	0.85	0.88
Expenses after expense reductions (f)	0.85	0.84	0.85	0.85	0.87
Net investment income	0.75	0.74	0.85	1.10	0.75
Portfolio turnover	50	48	55	63	65
Net assets at end of period (000 omitted)	$156,450	$115,826	$117,044	$97,349	$96,375
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.84	0.84	0.84	0.85	0.87

See Notes to Financial Statements

14

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.20	$21.32	$16.00	$13.84	$14.13
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.11	$0.13	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	2.24	5.36	2.11	(0.25)
Total from investment operations	$(0.22)	$2.35	$5.47	$2.24	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.13)	$(0.15)	$(0.08)	$(0.11)
From net realized gain on investments	(1.81)	(0.34)	—	—	—
Total distributions declared to shareholders	$(1.88)	$(0.47)	$(0.15)	$(0.08)	$(0.11)
Net asset value, end of period (x)	$21.10	$23.20	$21.32	$16.00	$13.84
Total return (%) (k)(r)(s)(x)	(0.40)	11.07	34.28	16.24	(1.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.10	1.10	1.10	1.13
Expenses after expense reductions (f)	1.10	1.09	1.10	1.10	1.12
Net investment income	0.50	0.49	0.60	0.85	0.51
Portfolio turnover	50	48	55	63	65
Net assets at end of period (000 omitted)	$47,083	$48,813	$50,394	$41,707	$37,337
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.09	1.09	1.09	1.10	1.12

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$198,099,108	$—	$—	$198,099,108
Canada	3,314,352	—	—	3,314,352
Hong Kong	825,072	—	—	825,072
Cayman Islands	—	—	54,895	54,895
Mutual Funds	981,129	—	—	981,129
Total Investments	$203,219,661	$—	$54,895	$203,274,556
Short Sales	$(819,616)	$—	$—	$(819,616)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/14	$54,741
Change in unrealized appreciation (depreciation)	(18,279)
Acquired in merger	18,433
Balance as of 12/31/15	$54,895

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2015 is $(18,279). At December 31, 2015, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2015, this expense amounted to $28,639. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $584,678. The fair value of the fund’s investment securities on loan and a related liability of $525,255 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $77,046. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$4,876,102	$1,201,680
Long-term capital gains	12,807,228	2,447,779
Total distributions	$17,683,330	$3,649,459

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$173,852,631
Gross appreciation	40,315,454
Gross depreciation	(10,893,529)
Net unrealized appreciation (depreciation)	$29,421,925
Undistributed ordinary income	4,370,139
Undistributed long-term capital gain	13,063,957
Other temporary differences	(50,715)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$931,205	$921,244	$12,815,505	$1,709,770
Service Class	151,124	280,436	3,785,496	738,009
Total	$1,082,329	$1,201,680	$16,601,001	$2,447,779

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $14,367, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective March 28, 2015, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.84% of average daily net assets for the Initial Class shares and 1.09% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the period from March 28, 2015 through December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $10,918, which equated to 0.0053% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $441.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0203% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $652 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $98,683,457 and $122,048,590, respectively. Purchases exclude the value of securities acquired in connection with the MFS Core Equity Series merger. (See Note 8.)

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	245,402	$5,750,122	174,011	$3,827,167
Service Class	259,861	5,882,518	251,018	5,503,108
	505,263	$11,632,640	425,029	$9,330,275
Shares issued in connection with acquisition of MFS Core Equity Series
Initial Class	2,543,983	$60,953,837
Service Class	168,899	4,011,358
	2,712,882	$64,965,195
Shares issued to shareholders in reinvestment of distributions
Initial Class	689,059	$13,746,710	115,548	$2,631,014
Service Class	198,819	3,936,620	45,064	1,018,445
	887,878	$17,683,330	160,612	$3,649,459

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(1,077,372)	$(24,650,760)	(785,003)	$(17,414,315)
Service Class	(499,870)	(11,438,857)	(555,931)	(12,240,263)
	(1,577,242)	$(36,089,617)	(1,340,934)	$(29,654,578)
Net change
Initial Class	2,401,072	$55,799,909	(495,444)	$(10,956,134)
Service Class	127,709	2,391,639	(259,849)	(5,718,710)
	2,528,781	$58,191,548	(755,293)	$(16,674,844)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $700 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,418,386	38,182,765	(40,145,277)	455,874

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,587	$455,874

(8) Acquisitions

At close of business on March 27, 2015, the fund with net assets of approximately $164,864,316, acquired all of the assets and liabilities of MFS Core Equity Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Core Equity Series the opportunity to participate in a larger combined portfolio with an identical investment objective, investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 2,712,882 shares of the fund (valued at approximately $64,965,195) for all of the assets and liabilities of MFS Core Equity Series. MFS Core Equity Series then distributed the shares of the fund that MFS Core Equity Series received from the fund to its shareholders. MFS Core Equity Series’ investments on that date were valued at approximately $67,331,560 with a cost basis of approximately $56,001,514. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Core Equity Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Core Equity Series that have been included in the fund’s Statement of Operations since March 27, 2015.

Assuming the acquisition had been completed on January 1, 2015, the fund’s pro forma results of operations for the year ended December 31, 2015 are as follows:

Net investment income	$1,568,452
Net realized and unrealized gain (loss) on investments and foreign currency	(1,545,257)
Change in net assets from operations	$23,195

21

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

22

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

24

MFS Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

25

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

26

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

27

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,088,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 44.93% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2015

MFS® EMERGING MARKETS EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

                                    [CHART]

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	6.1%
Naspers Ltd.	3.8%
Samsung Electronics Co. Ltd.	2.9%
China Construction Bank	2.9%
Housing Development Finance Corp. Ltd.	2.7%
Alibaba Group Holding Ltd., ADR	2.5%
China Resources Gas Group Ltd.	2.1%
LG Household & Health Care Ltd.	2.0%
Hon Hai Precision Industry Co. Ltd.	1.8%
AIA Group Ltd.	1.8%

Equity sectors
Financial Services	27.5%
Technology	20.5%
Consumer Staples	11.4%
Retailing	10.3%
Energy	4.9%
Autos & Housing	4.6%
Leisure	4.5%
Utilities & Communications	3.9%
Special Products & Services	3.8%
Basic Materials	3.3%
Health Care	2.4%
Transportation	1.2%
Industrial Goods & Services	0.7%

Issuer country weightings (x)
China	16.7%
South Korea	12.3%
Taiwan	11.2%
Hong Kong	10.8%
India	10.2%
South Africa	7.3%
Brazil	4.9%
Mexico	4.4%
United States	4.3%
Other Countries	17.9%

Currency exposure weightings (y)
Hong Kong Dollar	22.1%
South Korean Won	12.3%
Taiwan Dollar	11.2%
Indian Rupee	10.2%
South African Rand	7.3%
United States Dollar	6.8%
Brazilian Real	4.9%
Chinese Renminbi	4.8%
Mexican Peso	4.4%
Other Currencies	16.0%

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Emerging Markets Equity Portfolio (“fund”) provided a total return of –12.89%, while Service Class shares provided a total return of –13.08%. These compare with a return of –14.60% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong security selection in the financial services sector supported performance relative to the MSCI Emerging Markets Index. Within this sector, the fund’s overweight position in financial services company Housing Development Finance Corp. (India) lifted relative returns as strong results, led by robust retail loan growth, helped push share prices upwards.

Within the autos & housing sector, stock selection was a positive factor that benefited relative performance. Holdings of electrical and electronic products manufacturer Techtronic Industries (b) (Hong Kong) contributed positively to relative returns. Shares outpaced the benchmark on the back of strong organic sales growth, increased net profits and expanded gross margins.

Stocks in other sectors that contributed to relative performance included overweight positions in household goods and cosmetics producer LG Household & Health Care (South Korea), multinational media company Naspers (South Africa), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), petrochemical manufacturer LG Chem (South Korea) and piped gas distribution company China Resources Gas Group (China). Holdings of IT company Cognizant Technology Solutions (b), software engineering solutions provider EPAM Systems (b) and beverage producer SABMiller (b) (United Kingdom) further supported relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from Performance

Weak stock selection in the health care sector was a primary factor that weighed on relative results. Within this sector, overweight positions in insurance and healthcare provider Qualicorp (Brazil) and over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (Mexico) hurt relative returns. A challenging Brazilian health care market, characterized by higher plan prices and a decline in consumer wages, lowered Qualicorp’s growth rate and weighed on share performance during the reporting period.

Poor security selection in the transportation and energy sectors further subtracted from relative performance. However, within the transportation sector, there were no individual stocks that were among the top relative detractors for the period. Within the energy sector, an overweight position in Chinese coal producer China Shenhua Energy and holding Canadian oil and gas production company Gran Tierra Energy (b) hindered relative returns. Shares of both firms declined as the correction in global commodity markets weighed on results.

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

Stocks in other sectors that detracted from relative performance included not holding internet software service provider Tencent Holdings (China) and overweight positions in integrated circuits manufacturer MediaTek (Taiwan), banking group Kasikornbank (Thailand), Brazilian educational services provider Estacio Participacoes (h), Chinese food producer Want Want China Holdings and Brazilian specialty engineering services company Mills Estruturas e Servicos de Engenharia (b).

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(12.89)%	(5.69)%	2.13%
Service Class	8/24/01	(13.08)%	(5.93)%	1.88%

Comparative benchmark
MSCI Emerging Markets Index (f)		(14.60)%	(4.47)%	3.95%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	1.40%	$1,000.00	$867.22	$6.59
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
Service Class	Actual	1.65%	$1,000.00	$865.88	$7.76
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Airlines – 0.2%
Copa Holdings S.A., “A” (l)	1,696	$81,849

Alcoholic Beverages – 1.4%
AmBev S.A., ADR	110,163	$491,327
SABMiller PLC	3,404	204,215

		$695,542

Apparel Manufacturers – 3.4%
Belle International Holdings Ltd.	239,000	$177,279
Global Brands Group Holding Ltd. (a)	4,290,000	810,349
Stella International Holdings	305,500	758,956

		$1,746,584

Automotive – 2.3%
Bajaj Auto Ltd.	6,067	$231,184
Ford Otomotiv Sanayi A.S.	24,350	252,818
Guangzhou Automobile Group Co. Ltd., “H”	4,000	3,541
Kia Motors Corp.	15,314	682,176

		$1,169,719

Brokerage & Asset Managers – 1.0%
BM&F Bovespa S.A.	72,488	$198,314
Hong Kong Exchanges & Clearing Ltd.	12,800	325,262

		$523,576

Business Services – 2.8%
Cognizant Technology Solutions Corp., “A” (a)	15,431	$926,169
Tata Consultancy Services Ltd.	13,372	490,757

		$1,416,926

Cable TV – 3.8%
Naspers Ltd.	14,274	$1,951,616

Computer Software – Systems – 4.1%
EPAM Systems, Inc. (a)	6,486	$509,929
Globant S.A. (a)	13,379	501,846
Hon Hai Precision Industry Co. Ltd.	386,950	946,408
Linx S.A.	13,800	154,525

		$2,112,708

Conglomerates – 0.7%
First Pacific Co. Ltd.	545,400	$361,721

Construction – 2.0%
Cemex S.A.B. de C.V., ADR (a)	29,539	$164,532
Techtronic Industries Co. Ltd.	208,500	846,983

		$1,011,515

Consumer Products – 4.9%
Dabur India Ltd.	147,136	$613,616
Hengan International Group Co. Ltd.	89,500	839,701
LG Household & Health Care Ltd.	1,168	1,035,537

		$2,488,854

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 0.3%
Localiza Rent a Car S.A.	28,424	$178,321

Electronics – 10.2%
Largan Precision Co. Ltd.	3,000	$204,974
MediaTek, Inc.	54,000	408,097
Samsung Electronics Co. Ltd.	1,418	1,514,185
Taiwan Semiconductor Manufacturing Co. Ltd.	720,258	3,107,968

		$5,235,224

Energy – Independent – 3.3%
China Shenhua Energy Co. Ltd.	303,000	$470,730
Coal India Ltd.	73,941	367,301
Gran Tierra Energy, Inc. (a)	132,259	287,707
INPEX Corp.	46,000	453,704
Ultrapar Participacoes S.A.	8,503	129,923

		$1,709,365

Energy – Integrated – 1.1%
NovaTek OAO, GDR	6,847	$561,280

Engineering – Construction – 0.4%
Mills Estruturas e Servicos de Engenharia S.A. (a)	60,839	$40,905
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	14,852	174,705

		$215,610

Food & Beverages – 3.7%
AVI Ltd.	94,857	$474,622
BRF S.A.	19,954	279,419
Grupo Lala S.A.B. de C.V.	68,724	159,782
M. Dias Branco S.A. Industria e Comercio de Alimentos	7,518	126,369
Tingyi (Cayman Islands) Holding Corp.	310,000	440,820
Want Want China Holdings Ltd.	592,000	437,892

		$1,918,904

Food & Drug Stores – 3.4%
Clicks Group Ltd.	71,521	$411,598
Dairy Farm International Holdings Ltd.	50,400	305,860
E-Mart Co. Ltd. (a)	924	148,268
Magnit OJSC	3,880	596,776
Wumart Stores, Inc., “H” (a)	382,000	306,584

		$1,769,086

Forest & Paper Products – 0.4%
Fibria Celulose S.A.	16,536	$211,478

Furniture & Appliances – 0.3%
Coway Co. Ltd. (a)	2,175	$155,135

General Merchandise – 3.1%
PriceSmart, Inc.	3,091	$256,522
Robinsons Retail Holdings, Inc.	71,706	96,004
S.A.C.I. Falabella	59,693	379,641
Walmart de Mexico S.A.B. de C.V.	116,462	293,883

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – continued
Woolworths Ltd.	85,242	$550,841

		$1,576,891

Health Maintenance Organizations – 0.5%
OdontoPrev S.A.	52,706	$125,895
Qualicorp S.A.	39,194	139,984

		$265,879

Insurance – 4.4%
AIA Group Ltd.	156,600	$932,954
BB Seguridade Participacoes S.A.	31,656	193,589
Brasil Insurance Participacoes e Administracao S.A.	3,885	19,836
Cathay Financial Holding Co. Ltd.	264,900	370,753
Samsung Fire & Marine Insurance Co. Ltd.	2,806	728,847

		$2,245,979

Internet – 6.2%
51job, Inc., ADR (a)	16,191	$476,987
Alibaba Group Holding Ltd., ADR (a)	15,816	1,285,366
Baidu, Inc., ADR (a)	2,703	510,975
NAVER Corp.	1,650	918,900

		$3,192,228

Machinery & Tools – 0.3%
TK Corp.	17,847	$141,015

Major Banks – 2.4%
BOC Hong Kong Holdings Ltd.	168,000	$509,759
Industrial & Commercial Bank of China, “H”	1,224,000	733,105

		$1,242,864

Metals & Mining – 1.3%
Gerdau S.A., ADR	140,213	$168,256
Grupo Mexico S.A.B. de C.V., “B”	102,903	219,664
Iluka Resources Ltd.	57,894	256,176

		$644,096

Natural Gas – Distribution – 2.1%
China Resources Gas Group Ltd.	360,000	$1,071,229

Oil Services – 0.5%
Lamprell PLC (a)	182,680	$267,960

Other Banks & Diversified Financials – 16.8%
Banco Santander Chile, ADR	14,007	$247,083
Bancolombia S.A., ADR	11,375	304,281
CAR, Inc. (a)	57,000	94,436
China Construction Bank	2,204,670	1,496,695
Credicorp Ltd.	1,698	165,249
E.Sun Financial Holding Co. Ltd.	1,263,051	733,296
First Gulf Bank PJSC	51,768	178,292
FirstRand Ltd.	58,645	159,988
Grupo Financiero Banorte S.A. de C.V.	62,625	345,165
Grupo Financiero Inbursa S.A. de C.V.	112,636	203,254
Housing Development Finance Corp. Ltd.	72,336	1,374,282
Kasikornbank Co. Ltd.	115,300	476,675
Kasikornbank PLC, NVDR	1,100	4,593
Komercni Banka A.S.	1,640	324,971

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Kotak Mahindra Bank Ltd.	43,226	$468,560
Public Bank Berhad	137,100	591,380
Sberbank of Russia	123,094	170,747
Shinhan Financial Group Co. Ltd. (a)	15,227	512,501
Shriram Transport Finance Co. Ltd.	43,413	561,496
Turkiye Sinai Kalkinma Bankasi A.S.	316,606	165,012
Union National Bank	45,541	58,027

		$8,635,983

Pharmaceuticals – 1.8%
Genomma Lab Internacional S.A., “B” (a)	291,221	$234,031
Sun Pharmaceutical Industries Ltd.	57,599	709,971

		$944,002

Railroad & Shipping – 0.7%
Diana Shipping, Inc. (a)	51,861	$225,595
Pacific Basin Shipping Ltd.	524,360	115,020

		$340,615

Real Estate – 2.3%
Aldar Properties PJSC	517,551	$326,904
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	184,869	168,194
Hang Lung Properties Ltd.	262,000	594,236
Prologis Property Mexico S.A. de C.V., REIT	75,011	113,684

		$1,203,018

Restaurants – 0.7%
Alsea S.A.B. de C.V.	55,019	$191,064
Jollibee Foods Corp.	40,160	186,910

		$377,974

Specialty Chemicals – 1.6%
LG Chem Ltd.	1,811	$500,187
PTT Global Chemical PLC	236,500	328,609

		$828,796

Specialty Stores – 0.4%
Vipshop Holdings Ltd., ADR (a)	12,769	$194,983

Telephone Services – 0.9%
Hellenic Telecommunications Organization S.A.	27,850	$279,097
PT XL Axiata Tbk (a)	694,500	183,105

		$462,202

Tobacco – 1.5%
PT Gudang Garam Tbk	110,500	$438,624
PT Hanjaya Mandala Sampoerna Tbk.	49,030	333,638

		$772,262

Trucking – 0.4%
Emergent Capital, Inc.	27,609	$211,181

Utilities – Electric Power – 0.9%
Alupar Investimento S.A., IEU	12,161	$40,421
CESC Ltd.	53,119	411,031

		$451,452

Total Common Stocks (Identified Cost, $50,163,554)		$50,585,622

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.5%
Other Banks & Diversified Financials – 0.5%
Deutsche Bank AG Union National – Zero Strike Warrant (1 share for 1 warrant) (a)(n) (Identified Cost, $349,878)	5/16/07	204,985	$261,192

MONEY MARKET FUNDS – 1.2%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)		614,094	$614,094

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)		73,481	$73,481

Total Investments (Identified Cost, $51,201,007)			$51,534,389

OTHER ASSETS, LESS LIABILITIES – (0.4)%			(191,733)

NET ASSETS – 100.0%			$51,342,656

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $261,192, representing 0.5% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

IEU	International Equity Unit

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $50,586,913)	$50,920,295
Underlying affiliated funds, at cost and value	614,094
Total investments, at value, including $72,004 of securities on loan (identified cost, $51,201,007)	$51,534,389
Receivables for
Investments sold	5,366
Fund shares sold	18,114
Interest and dividends	10,856
Receivable from investment adviser	31,822
Other assets	786
Total assets		$51,601,333
Liabilities
Payable for fund shares reacquired	$51,147
Collateral for securities loaned, at value	73,481
Payable to affiliates
Shareholder servicing costs	38
Distribution and/or service fees	353
Payable for independent Trustees’ compensation	18
Accrued expenses and other liabilities	133,640
Total liabilities		$258,677
Net assets		$51,342,656
Net assets consist of
Paid-in capital	$54,392,754
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	333,227
Accumulated net realized gain (loss) on investments and foreign currency	(3,620,836)
Undistributed net investment income	237,511
Net assets		$51,342,656
Shares of beneficial interest outstanding		4,463,304

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$25,665,066	2,214,653	$11.59
Service Class	25,677,590	2,248,651	11.42

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$1,384,272
Interest	597
Dividends from underlying affiliated funds	691
Foreign taxes withheld	(135,572)
Total investment income		$1,249,988
Expenses
Management fee	$618,045
Distribution and/or service fees	71,119
Shareholder servicing costs	8,994
Administrative services fee	18,900
Independent Trustees’ compensation	2,721
Custodian fee	205,319
Shareholder communications	13,360
Audit and tax fees	93,231
Legal fees	472
Miscellaneous	9,701
Total expenses		$1,041,862
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(146,980)
Net expenses		$894,876
Net investment income		$355,112
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $83,350 country tax)	$(1,335,060)
Foreign currency	(28,901)
Net realized gain (loss) on investments and foreign currency		$(1,363,961)
Change in unrealized appreciation (depreciation)
Investments (net of $115,724 decrease in deferred country tax)	$(6,613,257)
Translation of assets and liabilities in foreign currencies	857
Net unrealized gain (loss) on investments and foreign currency translation		$(6,612,400)
Net realized and unrealized gain (loss) on investments and foreign currency		$(7,976,361)
Change in net assets from operations		$(7,621,249)

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$355,112	$622,108
Net realized gain (loss) on investments and foreign currency	(1,363,961)	322,008
Net unrealized gain (loss) on investments and foreign currency translation	(6,612,400)	(5,550,651)
Change in net assets from operations	$(7,621,249)	$(4,606,535)
Distributions declared to shareholders
From net investment income	$(465,694)	$(417,083)
Change in net assets from fund share transactions	$(5,741,667)	$(14,715,552)
Total change in net assets	$(13,828,610)	$(19,739,170)
Net assets
At beginning of period	65,171,266	84,910,436
At end of period (including undistributed net investment income of $237,511 and $461,582, respectively)	$51,342,656	$65,171,266

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.46	$14.51	$15.56	$13.84	$17.88
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.12	$0.18	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(1.84)	(1.08)	(0.93)	2.35	(3.46)
Total from investment operations	$(1.74)	$(0.95)	$(0.81)	$2.53	$(3.25)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$(0.24)	$(0.17)	$(0.09)
From net realized gain on investments	—	—	—	(0.64)	(0.70)
Total distributions declared to shareholders	$(0.13)	$(0.10)	$(0.24)	$(0.81)	$(0.79)
Net asset value, end of period (x)	$11.59	$13.46	$14.51	$15.56	$13.84
Total return (%) (k)(r)(s)(x)	(12.89)	(6.66)	(5.09)	18.76	(18.58)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.48	1.46	1.35	1.36
Expenses after expense reductions (f)	1.40	1.40	1.40	1.35	1.36
Net investment income	0.74	0.89	0.78	1.23	1.28
Portfolio turnover	51	49	36	33	34
Net assets at end of period (000 omitted)	$25,665	$33,752	$45,293	$48,803	$88,928

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.24	$14.29	$15.32	$13.64	$17.64
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.10	$0.08	$0.13	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(1.80)	(1.09)	(0.90)	2.32	(3.40)
Total from investment operations	$(1.74)	$(0.99)	$(0.82)	$2.45	$(3.24)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)	$(0.21)	$(0.13)	$(0.06)
From net realized gain on investments	—	—	—	(0.64)	(0.70)
Total distributions declared to shareholders	$(0.08)	$(0.06)	$(0.21)	$(0.77)	$(0.76)
Net asset value, end of period (x)	$11.42	$13.24	$14.29	$15.32	$13.64
Total return (%) (k)(r)(s)(x)	(13.08)	(6.99)	(5.28)	18.45	(18.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.73	1.71	1.60	1.61
Expenses after expense reductions (f)	1.65	1.65	1.65	1.60	1.61
Net investment income	0.46	0.70	0.56	0.90	1.02
Portfolio turnover	51	49	36	33	34
Net assets at end of period (000 omitted)	$25,678	$31,419	$39,617	$40,863	$36,618

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$2,562,746	$5,977,576	$—	$8,540,322
South Korea	—	6,336,751	—	6,336,751
Taiwan	—	5,771,497	—	5,771,497
Hong Kong	476,741	5,084,359	—	5,561,100
India	—	5,228,195	—	5,228,195
South Africa	886,221	2,873,627	—	3,759,848
Brazil	1,895,181	603,382	—	2,498,563
Mexico	2,267,960	—	—	2,267,960
United States	1,692,620	—	—	1,692,620
Other Countries	4,594,837	4,595,121	—	9,189,958
Mutual Funds	687,575	—	—	687,575
Total Investments	$15,063,881	$36,470,508	$—	$51,534,389

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $2,637,070 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $2,659,815 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $72,004. The fair value of the fund’s investment securities on loan and a related liability of $73,481 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$465,694	$417,083

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/2015
Cost of investments	$52,692,440
Gross appreciation	7,070,860
Gross depreciation	(8,228,911)
Net unrealized appreciation (depreciation)	$(1,158,051)
Undistributed ordinary income	238,015
Captial loss carryforward	(2,129,403)
Other temporary differences	(659)

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(1,614,401)
Long-Term	(515,002)
Total	$(2,129,403)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$289,454	$249,462
Service Class	176,240	167,621
Total	$465,694	$417,083

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $4,080 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $142,900, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $8,705, which equated to 0.0148% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $289.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0321% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $183 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $29,717,165 and $35,130,193, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	164,288	$2,083,565	256,157	$3,612,753
Service Class	655,975	8,294,328	1,280,415	17,736,024
	820,263	$10,377,893	1,536,572	$21,348,777
Shares issued to shareholders in reinvestment of distributions
Initial Class	26,195	$289,454	16,115	$249,462
Service Class	16,169	176,240	10,999	167,621
	42,364	$465,694	27,114	$417,083

19

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(483,394)	$(6,199,576)	(886,606)	$(12,913,777)
Service Class	(795,776)	(10,385,678)	(1,691,499)	(23,567,635)
	(1,279,170)	$(16,585,254)	(2,578,105)	$(36,481,412)
Net change
Initial Class	(292,911)	$(3,826,557)	(614,334)	$(9,051,562)
Service Class	(123,632)	(1,915,110)	(400,085)	(5,663,990)
	(416,543)	$(5,741,667)	(1,014,419)	$(14,715,552)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 9% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $193 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,136,726	16,559,978	(17,082,610)	614,094

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$691	$614,094

20

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau

24

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS Emerging Markets Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding

25

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

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MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $1,383,600. The fund intends to pass through foreign tax credits of $221,367 for the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2015

MFS® GLOBAL GOVERNMENTS PORTFOLIO

MFS® Variable Insurance Trust II

WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	59.7%
U.S. Treasury Securities	32.8%
Investment Grade Corporates	1.4%
U.S. Government Agencies	0.6%
Mortgage-Backed Securities	0.5%
Commercial Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	7.9%
AA	15.1%
A	15.2%
BBB	21.3%
BB	1.6%
CCC (o)	0.0%
C (o)	0.0%
U.S. Government	32.8%
Federal Agencies	1.1%
Cash & Cash Equivalents	4.8%
Other	0.2%

Portfolio facts (i)
Average Duration (d)	7.7
Average Effective Maturity (m)	9.9 yrs.

Issuer country weightings (i)(x)
United States	38.9%
Japan	15.9%
Italy	13.5%
Spain	7.5%
United Kingdom	7.4%
France	4.1%
Norway	2.7%
Germany	2.3%
Portugal	1.6%
Other Countries	6.1%

Currency exposure weightings (i)(y)
United States Dollar	41.6%
Euro	25.9%
Japanese Yen	21.6%
British Pound Sterling	7.6%
Australian Dollar	1.3%
Canadian Dollar	1.2%
Danish Krone	0.5%
Swedish Krona	0.3%
New Zealand Dollar (o)	(0.0)%
Other Currencies (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

2

MFS Global Governments Portfolio

Portfolio Composition – continued

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Global Governments Portfolio (“fund”) provided a total return of –3.66%, while Service Class shares of the fund provided a total return of –3.86%. These compare with a return of –2.61% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

The fund’s foreign exchange “FX” forward holdings held back relative returns. Timing of the fund’s currency position in the Euro detracted from relative performance, as the fund was significantly short for part of the period when the Euro recovered from its significant drop at the beginning of the year. The Euro underperformed the US Dollar during the entire period. This was partially offset by positive contributions from the fund’s lesser exposure to the New Zealand Dollar and the Canadian Dollar, as these currencies also declined relative to the US Dollar during the period. Yield curve (y) positioning in the Asia Pacific region, particularly the out-of-benchmark exposure to New Zealand, contributed to performance relative to the JPMorgan Global Government Bond Index (Unhedged).

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	(3.66)%	(0.37)%	3.02%
Service Class	8/24/01	(3.86)%	(0.62)%	2.76%

Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		(2.61)%	0.34%	3.79%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.85%	$1,000.00	$1,004.71	$4.30
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,003.26	$5.55
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 94.0%
Foreign Bonds – 60.4%
Australia – 1.1%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	2,000,000	$1,708,509
Commonwealth of Australia, 3.75%, 4/21/37	AUD	500,000	381,061

			$2,089,570

Belgium – 1.0%
Kingdom of Belgium, 4%, 3/28/32	EUR	1,068,000	$1,553,099
Kingdom of Belgium, 4.25%, 3/28/41	EUR	205,000	326,460

			$1,879,559

Canada – 1.4%
Government of Canada, 0.75%, 9/01/20	CAD	2,500,000	$1,808,376
Government of Canada, 2.5%, 6/01/24	CAD	200,000	158,494
Government of Canada, 5.75%, 6/01/33	CAD	267,000	298,431
Government of Canada, 4%, 6/01/41	CAD	107,000	105,024
Government of Canada, 2.75%, 12/01/48	CAD	250,000	204,929

			$2,575,254

France – 4.1%
Republic of France, 2.5%, 5/25/30	EUR	750,000	$922,673
Republic of France, 1.75%, 5/25/23	EUR	2,150,000	2,541,377
Republic of France, 6%, 10/25/25	EUR	1,292,000	2,078,635
Republic of France, 4.75%, 4/25/35	EUR	456,000	741,039
Republic of France, 4.5%, 4/25/41	EUR	399,000	658,200
Republic of France, 4%, 4/25/55	EUR	330,000	535,202

			$7,477,126

Germany – 2.3%
Federal Republic of Germany, 1.75%, 2/15/24	EUR	1,600,000	$1,928,668
Federal Republic of Germany, 6.25%, 1/04/30	EUR	505,000	928,592
Federal Republic of Germany, 4%, 1/04/37	EUR	630,000	1,014,792
Federal Republic of Germany, 2.5%, 7/04/44	EUR	250,000	338,438

			$4,210,490

Iceland – 0.2%
Republic of Iceland, 4.875%, 6/16/16 (n)		$362,000	$367,434

Italy – 13.3%
Republic of Italy, 5.25%, 8/01/17	EUR	6,503,000	$7,655,120
Republic of Italy, 3.75%, 3/01/21	EUR	6,904,000	8,665,198
Republic of Italy, 5.5%, 9/01/22	EUR	3,200,000	4,472,499
Republic of Italy, 4.75%, 9/01/28	EUR	1,000,000	1,431,645
Republic of Italy, 1.65%, 3/01/32	EUR	1,350,000	1,393,478
Republic of Italy, 5%, 9/01/40	EUR	650,000	1,003,918

			$24,621,858

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Japan – 15.8%
Government of Japan, 1.1%, 6/20/20	JPY	165,200,000	$1,439,980
Government of Japan, 2.1%, 9/20/24	JPY	579,350,000	5,621,134
Government of Japan, 2.2%, 9/20/27	JPY	768,900,000	7,728,598
Government of Japan, 1.7%, 9/20/32	JPY	30,000,000	287,291
Government of Japan, 1.5%, 3/20/34	JPY	746,000,000	6,874,409
Government of Japan, 2.4%, 3/20/37	JPY	250,600,000	2,616,377
Government of Japan, 1.8%, 3/20/43	JPY	280,000,000	2,638,586
Government of Japan, 2%, 3/20/52	JPY	72,900,000	718,344
Toyota Motor Credit Corp., FRN, 0.653%, 5/17/16		$1,227,000	1,227,314

			$29,152,033

Netherlands – 0.3%
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	120,000	$196,807
Kingdom of the Netherlands, 3.75%, 1/15/42	EUR	240,000	387,729

			$584,536

New Zealand – 1.4%
Government of New Zealand, 5.5%, 4/15/23	NZD	3,331,000	$2,612,439

Norway – 2.7%
Government of Norway, 3.75%, 5/25/21	NOK	26,100,000	$3,367,953
Government of Norway, 3%, 3/14/24	NOK	12,551,000	1,595,736

			$4,963,689

Portugal – 1.5%
Republic of Portugal, 4.8%, 6/15/20	EUR	1,500,000	$1,892,787
Republic of Portugal, 4.95%, 10/25/23	EUR	700,000	911,045

			$2,803,832

Spain – 7.4%
Kingdom of Spain, 5.5%, 7/30/17	EUR	4,638,000	$5,473,548
Kingdom of Spain, 4.6%, 7/30/19	EUR	3,273,000	4,086,887
Kingdom of Spain, 5.4%, 1/31/23	EUR	2,192,000	3,049,026
Kingdom of Spain, 5.15%, 10/31/28	EUR	400,000	578,751
Kingdom of Spain, 4.7%, 7/30/41	EUR	275,000	394,696

			$13,582,908

Sweden – 0.6%
Nordea Bank AB, FRN, 0.819%, 5/13/16 (n)		$1,000,000	$1,000,626

United Kingdom – 7.3%
HSBC Bank PLC, FRN, 1.001%, 5/15/18 (n)		$403,000	$401,451
United Kingdom Treasury, 4.75%, 3/07/20	GBP	1,379,000	2,331,013
United Kingdom Treasury, 1.75%, 9/07/22	GBP	1,250,000	1,857,369

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
United Kingdom – continued
United Kingdom Treasury, 2.25%, 9/07/23	GBP	1,250,000	$1,907,158
United Kingdom Treasury, 4.25%, 12/07/27	GBP	624,000	1,128,349
United Kingdom Treasury, 4.25%, 6/07/32	GBP	570,000	1,050,143
United Kingdom Treasury, 4.25%, 3/07/36	GBP	982,000	1,826,515
United Kingdom Treasury, 3.25%, 1/22/44	GBP	636,000	1,043,548
United Kingdom Treasury, 3.75%, 7/22/52	GBP	526,000	992,666
United Kingdom Treasury, 4%, 1/22/60	GBP	310,000	642,479
United Kingdom Treasury, 3.5%, 7/22/68	GBP	150,000	285,909

			$13,466,600

Total Foreign Bonds			$111,387,954

U.S. Bonds – 33.6%
Asset-Backed & Securitized – 0.0%
Commercial Mortgage Asset Trust, FRN, 0.486%, 1/17/32 (i)(z)		$841,140	$2,397
First Union National Bank Commercial Mortgage Trust, FRN, 1.467%, 1/12/43 (i)(z)		99,669	313

			$2,710

Mortgage-Backed – 0.5%
Fannie Mae, 5.441%, 2/01/16		$5,351	$5,344
Fannie Mae, 5.05%, 1/01/17		49,290	50,351
Fannie Mae, 5.384%, 1/01/18		41,462	42,729
Fannie Mae, 5.1%, 3/01/19		59,016	64,444
Fannie Mae, 5.18%, 3/01/19		59,103	63,214
Freddie Mac, 1.426%, 8/25/17		530,444	530,738
Freddie Mac, 3.882%, 11/25/17		89,000	92,404
Freddie Mac, 5.085%, 3/25/19		43,000	46,790
Freddie Mac, 3.32%, 2/25/23		5,000	5,200

			$901,214

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
U.S. Government Agencies and Equivalents – 0.6%
Small Business Administration, 4.57%, 6/01/25	$9,843	$10,407
Small Business Administration, 5.09%, 10/01/25	10,274	11,108
Small Business Administration, 5.21%, 1/01/26	157,225	169,509
Small Business Administration, 2.22%, 3/01/33	876,508	864,902

		$1,055,926

U.S. Treasury Obligations – 32.5%
U.S. Treasury Bonds, 5.25%, 2/15/29	$1,242,000	$1,627,307
U.S. Treasury Bonds, 4.5%, 8/15/39	3,166,400	4,045,073
U.S. Treasury Bonds, 3.625%, 2/15/44	6,750,000	7,578,698
U.S. Treasury Notes, 4.75%, 8/15/17	13,315,000	14,120,797
U.S. Treasury Notes, 3.5%, 5/15/20	15,882,000	17,081,266
U.S. Treasury Notes, 1.75%, 5/15/22	9,000,000	8,853,615
U.S. Treasury Notes, 2.75%, 2/15/24	6,493,000	6,762,810

		$60,069,566

Total U.S. Bonds		$62,029,416

Total Bonds (Identified Cost, $181,243,360)		$173,417,370

MONEY MARKET FUNDS – 4.8%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	8,951,062	$8,951,062

Total Investments (Identified Cost, $190,194,422)		$182,368,432

OTHER ASSETS, LESS LIABILITIES – 1.2%		2,195,419

NET ASSETS – 100.0%		$184,563,851

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,769,511, representing 1.0% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Commercial Mortgage Asset Trust, FRN, 0.486%, 1/17/32	8/25/03-12/02/11	$3,156	$2,397
First Union National Bank Commercial Mortgage Trust, FRN, 1.467%, 1/12/43	12/11/03-11/30/11	3	313
Total Restricted Securities			$2,710
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

Derivative Contracts at 12/31/15

Forward Foreign Currency Exchange Contracts at 12/31/15

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Goldman Sachs International	5,989,130	1/15/16	$4,261,696	$4,362,189	$100,493
SELL	CAD	Citibank N.A.	1,980,000	1/15/16	1,532,441	1,430,970	101,471
SELL	CAD	Deutsche Bank AG	2,492,938	1/15/16	1,836,168	1,801,677	34,491
SELL	CAD	Goldman Sachs International	2,478,000	1/15/16	1,857,302	1,790,881	66,421
SELL	CAD	Merrill Lynch International	74,677	1/15/16	56,962	53,970	2,992
SELL	CAD	Morgan Stanley Capital Services, Inc.	2,499,000	1/15/16	1,868,944	1,806,058	62,886
BUY	EUR	Goldman Sachs International	2,832,914	1/15/16	3,017,833	3,079,459	61,626
SELL	EUR	Barclays Bank PLC	255,000	1/15/16	280,079	277,192	2,887
SELL	EUR	Deutsche Bank AG	7,443,155	1/15/16-3/17/16	8,305,520	8,092,073	213,447
SELL	EUR	Goldman Sachs International	4,190,000	1/15/16	4,673,584	4,554,649	118,935
SELL	EUR	Merrill Lynch International	1,302,960	1/15/16	1,450,423	1,416,355	34,068
SELL	GBP	Deutsche Bank AG	1,236,000	1/15/16	1,866,759	1,822,164	44,595
SELL	GBP	Goldman Sachs International	3,599,933	1/15/16	5,485,602	5,307,174	178,428
SELL	GBP	HSBC Bank	1,855,798	1/15/16	2,813,502	2,735,896	77,606
SELL	GBP	Merrill Lynch International	86,000	1/15/16	127,902	126,785	1,117
BUY	JPY	Barclays Bank PLC	229,576,000	1/15/16	1,867,211	1,910,497	43,286
BUY	JPY	Goldman Sachs International	33,520,299	1/15/16	276,455	278,951	2,496
SELL	JPY	Goldman Sachs International	78,059,000	1/15/16	650,268	649,595	673
SELL	NOK	Goldman Sachs International	44,757,934	1/15/16	5,378,958	5,056,001	322,957
SELL	NOK	Royal Bank of Scotland Group PLC	7,806,000	1/15/16	959,706	881,791	77,915
BUY	NZD	Goldman Sachs International	6,011,629	1/15/16	3,928,932	4,109,338	180,406
BUY	NZD	Westpac Banking Corp.	3,755,000	1/15/16	2,463,975	2,566,786	102,811
BUY	SEK	Goldman Sachs International	5,794,663	1/15/16	682,260	686,650	4,390

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/15 - continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	SEK	Morgan Stanley Capital Services, Inc.	15,869,000	1/15/16	$1,873,941	$1,880,429	$6,488
SELL	SEK	Barclays Bank PLC	16,456,000	1/15/16	1,989,358	1,949,987	39,371

							$1,882,256

Liability Derivatives
BUY	AUD	Goldman Sachs International	659,000	1/15/16	$480,678	$479,983	$(695)
BUY	AUD	Morgan Stanley Capital Services, Inc.	283,000	1/15/16	206,645	206,123	(522)
SELL	AUD	Deutsche Bank AG	102,000	1/15/16	72,390	74,292	(1,902)
SELL	AUD	Goldman Sachs International	2,103,000	1/15/16	1,521,608	1,531,722	(10,114)
SELL	AUD	Westpac Banking Corp.	4,366,616	1/15/16	3,136,802	3,180,429	(43,627)
BUY	CAD	Citibank N.A.	623,000	1/15/16	480,916	450,250	(30,666)
BUY	CAD	Goldman Sachs International	8,430,463	1/15/16	6,352,589	6,092,799	(259,790)
BUY	DKK	Goldman Sachs International	6,696,434	1/15/16	987,911	975,430	(12,481)
SELL	DKK	Merrill Lynch International	912,000	1/15/16	130,493	132,846	(2,353)
BUY	EUR	BNP Paribas S.A.	1,074,000	1/15/16	1,168,922	1,167,469	(1,453)
BUY	EUR	Goldman Sachs International	2,706,494	1/15/16	2,998,238	2,942,036	(56,202)
BUY	EUR	JPMorgan Chase Bank N.A.	2,533,000	1/15/16	2,877,141	2,753,443	(123,698)
SELL	EUR	Goldman Sachs International	1,012,257	1/15/16	1,079,665	1,100,353	(20,688)
SELL	EUR	Morgan Stanley Capital Services, Inc.	878,106	1/15/16	934,969	954,527	(19,558)
SELL	EUR	Royal Bank of Scotland Group PLC	1,724,000	1/15/16	1,849,683	1,874,037	(24,354)
BUY	GBP	BNP Paribas S.A.	3,535,311	1/15/16	5,379,583	5,211,906	(167,677)
BUY	GBP	Deutsche Bank AG	614,000	1/15/16	945,947	905,185	(40,762)
BUY	GBP	Goldman Sachs International	3,243,578	1/15/16	4,972,397	4,781,820	(190,577)
BUY	JPY	Credit Suisse Group	1,701,718,813	1/15/16	14,216,591	14,161,445	(55,146)
BUY	JPY	Goldman Sachs International	22,271,257	1/15/16	186,084	185,338	(746)
SELL	JPY	Goldman Sachs International	138,436,671	1/15/16	1,138,178	1,152,049	(13,871)
SELL	JPY	Merrill Lynch International	91,761,000	1/15/16	747,979	763,621	(15,642)
SELL	JPY	Morgan Stanley Capital Services, Inc.	264,913,486	1/15/16	2,183,778	2,204,570	(20,792)
BUY	NOK	Citibank N.A.	7,792,000	1/15/16	963,202	880,210	(82,992)
SELL	NZD	Citibank N.A.	1,440,000	1/15/16	972,791	984,333	(11,542)
SELL	NZD	Goldman Sachs International	7,142,034	1/15/16	4,738,873	4,882,043	(143,170)
SELL	NZD	Westpac Banking Corp.	5,063,137	1/15/16	3,336,228	3,460,982	(124,754)
BUY	PLN	Morgan Stanley Capital Services, Inc.	24,636	1/15/16	6,517	6,279	(238)
BUY	SEK	Goldman Sachs International	16,169,486	1/15/16	1,965,571	1,916,036	(49,535)
SELL	SEK	Goldman Sachs International	15,967,000	1/15/16	1,884,186	1,892,042	(7,856)

							$(1,533,403)

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $181,243,360)	$173,417,370
Underlying affiliated funds, at cost and value	8,951,062
Total investments, at value (identified cost, $190,194,422)	$182,368,432
Receivables for
Forward foreign currency exchange contracts	1,882,256
Fund shares sold	23,308
Interest	1,932,170
Other assets	1,862
Total assets		$186,208,028
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,533,403
Fund shares reacquired	43,304
Payable to affiliates
Investment adviser	7,707
Shareholder servicing costs	12
Distribution and/or service fees	22
Payable for independent Trustees’ compensation	19
Accrued expenses and other liabilities	59,710
Total liabilities		$1,644,177
Net assets		$184,563,851
Net assets consist of
Paid-in capital	$200,038,542
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(7,499,407)
Accumulated net realized gain (loss) on investments and foreign currency	(7,393,255)
Accumulated distributions in excess of net investment income	(582,029)
Net assets		$184,563,851
Shares of beneficial interest outstanding		18,757,272

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$182,978,009	18,593,573	$9.84
Service Class	1,585,842	163,699	9.69

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$3,501,843
Dividends from underlying affiliated funds	22,703
Total investment income		$3,524,546
Expenses
Management fee	$1,499,994
Distribution and/or service fees	4,410
Shareholder servicing costs	2,775
Administrative services fee	40,956
Independent Trustees’ compensation	9,237
Custodian fee	44,804
Shareholder communications	8,673
Audit and tax fees	67,230
Legal fees	1,680
Miscellaneous	20,051
Total expenses		$1,699,810
Fees paid indirectly	(33)
Reduction of expenses by investment adviser	(13,884)
Net expenses		$1,685,893
Net investment income		$1,838,653
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(11,704,342)
Foreign currency	2,377,955
Net realized gain (loss) on investments and foreign currency		$(9,326,387)
Change in unrealized appreciation (depreciation)
Investments	$(119,190)
Translation of assets and liabilities in foreign currencies	2,326
Net unrealized gain (loss) on investments and foreign currency translation		$(116,864)
Net realized and unrealized gain (loss) on investments and foreign currency		$(9,443,251)
Change in net assets from operations		$(7,604,598)

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$1,838,653	$2,399,812
Net realized gain (loss) on investments and foreign currency	(9,326,387)	497,061
Net unrealized gain (loss) on investments and foreign currency translation	(116,864)	(671,379)
Change in net assets from operations	$(7,604,598)	$2,225,494
Distributions declared to shareholders
From net investment income	$(4,962,664)	$(1,198,057)
Change in net assets from fund share transactions	$(14,622,786)	$(19,854,890)
Total change in net assets	$(27,190,048)	$(18,827,453)
Net assets
At beginning of period	211,753,899	230,581,352
At end of period (including accumulated distributions in excess of net investment income of $582,029 and undistributed net investment income of $3,781,803, respectively)	$184,563,851	$211,753,899

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$10.47	$10.45	$11.03	$11.29		$11.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.11	$0.10	$0.11		$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	(0.03)	(0.68)	(0.04)		0.49
Total from investment operations	$(0.38)	$0.08	$(0.58)	$0.07		$0.67
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.06)	$—	$(0.33)		$(0.26)
From net realized gain on investments	—	—	—	—		(0.12)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.25)	$(0.06)	$—	$(0.33)		$(0.38)
Net asset value, end of period (x)	$9.84	$10.47	$10.45	$11.03		$11.29
Total return (%) (k)(r)(s)(x)	(3.66)	0.73	(5.26)	0.64		6.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.84	0.84	0.98		1.14
Expenses after expense reductions (f)	0.84	0.83	0.84	0.98		1.00
Net investment income	0.92	1.07	0.94	0.96		1.59
Portfolio turnover	94	31	56	15		70
Net assets at end of period (000 omitted)	$182,978	$209,945	$228,029	$226,668		$34,252

See Notes to Financial Statements

14

MFS Global Governments Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$10.31	$10.28	$10.87	$11.13		$10.85
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09	$0.07	$0.08		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.46)	(0.04)	(0.66)	(0.04)		0.48
Total from investment operations	$(0.39)	$0.05	$(0.59)	$0.04		$0.63
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.02)	$—	$(0.30)		$(0.23)
From net realized gain on investments	—	—	—	—		(0.12)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.23)	$(0.02)	$—	$(0.30)		$(0.35)
Net asset value, end of period (x)	$9.69	$10.31	$10.28	$10.87		$11.13
Total return (%) (k)(r)(s)(x)	(3.86)	0.49	(5.43)	0.33		5.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.09	1.25		1.39
Expenses after expense reductions (f)	1.09	1.08	1.09	1.25		1.25
Net investment income	0.67	0.81	0.69	0.71		1.34
Portfolio turnover	94	31	56	15		70
Net assets at end of period (000 omitted)	$1,586	$1,809	$2,553	$2,268		$2,617

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for a periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$61,125,492	$—	$61,125,492
Non-U.S. Sovereign Debt	—	108,758,563	—	108,758,563
Residential Mortgage-Backed Securities	—	901,214	—	901,214
Commercial Mortgage-Backed Securities	—	2,710	—	2,710
Foreign Bonds	—	2,629,391	—	2,629,391
Mutual Funds	8,951,062	—	—	8,951,062
Total Investments	$8,951,062	$173,417,370	$—	$182,368,432

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$348,853	$—	$348,853

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$1,882,256	$(1,533,403)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$2,599,803

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(62,531)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Forward Foreign Currency Exchange Contracts	$1,882,256	$(1,533,403)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,882,256	$(1,533,403)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	155,521	(248,630)
Total Gross Amount of Derivative Assets and Liabilites Subject to a Master Netting Agreement or Similar Arrangement	$1,726,735	$(1,284,773)

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$85,544	$—	$—	$—	$85,544
Citibank N.A.	101,471	(101,471)	—	—	—
Deutsche Bank AG	292,533	(42,664)	—	—	249,869
Goldman Sachs International	1,036,825	(765,725)	—	—	271,100
Merrill Lynch International	38,177	(17,995)	—	—	20,182
Morgan Stanley Capital Services, Inc.	69,374	(41,110)	—	—	28,264
Westpac Banking Corp.	102,811	(102,811)	—	—	—
Total	$1,726,735	$(1,071,776)	$—	$—	$654,959

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilties
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(125,200)	$101,471	—	—	(23,729)
Deutsche Bank AG	(42,664)	42,664	—	—	—
Goldman Sachs International	(765,725)	765,725	—	—	—
JPMorgan Chase Bank N.A.	(123,698)	—	—	—	(123,698)
Merrill Lynch International	(17,995)	17,995	—	—	—
Morgan Stanley Capital Services, Inc.	(41,110)	41,110	—	—	—
Westpac Banking Corp.	(168,381)	102,811	—	—	(65,570)
Total	$(1,284,773)	$1,071,776	$—	$—	$(212,997)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$4,962,664	$1,198,057

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$193,319,646
Gross appreciation	747,907
Gross depreciation	(11,699,121)
Net unrealized appreciation (depreciation)	$(10,951,214)
Capital loss carryforwards	(4,011,980)
Other temporary differences	(511,497)

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(3,003,773)
Long-Term	(1,008,207)
Total	$(4,011,980)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$4,916,207	$1,194,116
Service Class	46,457	3,941
Total	$4,962,664	$1,198,057

20

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The investment adviser has agreed in writing to reduce its management fee to 0.625% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $13,884, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $2,690, which equated to 0.0013% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $85.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0205% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $647 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

21

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$74,530,170	$63,993,622
Investments (non-U.S. Government securities)	$93,439,363	$113,626,379

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	270,940	$2,743,138	349,890	$3,736,310
Service Class	43,244	438,974	68,923	728,991
	314,184	$3,182,112	418,813	$4,465,301
Shares issued to shareholders in reinvestment of distributions
Initial Class	489,662	$4,916,207	109,653	$1,194,116
Service Class	4,697	46,457	367	3,941
	494,359	$4,962,664	110,020	$1,198,057
Shares reacquired
Initial Class	(2,211,575)	$(22,187,190)	(2,227,628)	$(24,033,815)
Service Class	(59,631)	(580,372)	(142,120)	(1,484,433)
	(2,271,206)	$(22,767,562)	(2,369,748)	$(25,518,248)
Net change
Initial Class	(1,450,973)	$(14,527,845)	(1,768,085)	$(19,103,389)
Service Class	(11,690)	(94,941)	(72,830)	(751,501)
	(1,462,663)	$(14,622,786)	(1,840,915)	$(19,854,890)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 50%, 30%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $662 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,963,279	121,245,441	(124,257,658)	8,951,062

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$22,703	$8,951,062

22

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

23

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

24

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

25

MFS Global Governments Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

26

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve

27

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

28

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2015

MFS® GLOBAL GROWTH

PORTFOLIO

MFS® Variable Insurance Trust II

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.5%
Accenture PLC, “A”	3.1%
Thermo Fisher Scientific, Inc.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.2%
Danone S.A.	2.1%
Nestle S.A.	2.1%
Visa, Inc., “A”	2.1%
LVMH Moet Hennessy Louis Vuitton S.A.	2.0%
Mead Johnson Nutrition Co., “A”	1.9%
Compass Group PLC	1.9%

Equity sectors
Consumer Staples	16.6%
Technology	13.7%
Special Products & Services	12.9%
Retailing	12.4%
Health Care	10.8%
Industrial Goods & Services	9.3%
Basic Materials	8.6%
Financial Services	7.0%
Leisure	5.4%
Energy	1.1%
Autos & Housing	0.7%
Transportation	0.5%

Issuer country weightings (x)
United States	58.0%
United Kingdom	11.0%
France	7.7%
Switzerland	6.8%
China	3.2%
Taiwan	2.2%
Germany	2.1%
Brazil	1.6%
Denmark	1.5%
Other Countries	5.9%

Currency exposure weightings (y)
United States Dollar	58.7%
British Pound Sterling	11.0%
Euro	9.8%
Swiss Franc	6.8%
Hong Kong Dollar	2.3%
Taiwan Dollar	2.2%
Chinese Renminbi	1.7%
Brazilian Real	1.6%
Danish Krone	1.5%
Other Currencies	4.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Global Growth Portfolio (“fund”) provided a total return of –1.54%, while Service Class shares of the fund provided a total return of –1.82%. These returns compare with a return of 1.91% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Weak stock selection within the consumer staples sector was a primary detractor from performance relative to the MSCI All Country World Growth Index. The fund’s overweight positions in diversified foods company Want Want China Holdings (China) and foods producer M. Dias Branco S.A. Industria e Comercio de Alimentos (Brazil) held back relative performance as both stocks lagged the benchmark over the reporting period. Shares of Want Want China depreciated throughout the reporting period as sales declined due, in part, to the economic slowdown in China and increased competition.

Stock selection within the industrial goods & services sector also weakened relative performance, led by the fund’s positions in industrial manufacturing and engineering company Colfax Corporation (b) and integrated power systems manufacturer Rolls-Royce Holdings (b) (United Kingdom), and an overweight holding of facilities maintenance products supplier W.W. Grainger. Shares of Colfax declined after management lowered earnings guidance for 2016, citing a difficult year for revenue and earnings due to end market pressures from a weak macroeconomic environment.

Security selection in the leisure sector further detracted from relative performance. The fund’s overweight position in global media company Twenty-First Century Fox held back relative performance as the stock underperformed the benchmark.

Stock selection in the retailing sector also detracted from relative returns. Here, not holding shares of internet retailer Amazon.com and an overweight position in shares of luxury goods retailer Burberry Group (United Kingdom) weighed on relative results. Shares of Amazon.com appreciated after the company reported strong quarterly results, driven by improved growth in its core retail segment and remote computing segment (Amazon Web Services).

Elsewhere, the fund’s overweight positions in investment management firm Franklin Resources and financial services company Credicorp (Peru) held back relative returns.

Contributors to Performance

Security selection in the special products & services sector contributed to relative performance. The fund’s overweight positions in shares of management consulting firm Accenture and consumer credit reporting company Equifax supported relative returns. Shares of Accenture appreciated after the company reported better-than-expected earnings which were driven by strong results in its consulting division.

Strong stock selection in the technology sector also benefited relative returns. Here, overweight positions in strong-performing internet search company Alphabet (formerly Google) and the timing of the fund’s ownership in shares of web services company Baidu (China) contributed to relative results. Shares of Alphabet rose after the company posted strong earnings results during the period. YouTube and mobile search were among key top-line growth drivers, while tight expense discipline also aided results.

3

MFS Global Growth Portfolio

Management Review – continued

Other notable contributors to relative performance included the fund’s holdings of food and drug store Sundrug (b) (Japan) and overweight positions in global payments technology company Visa, automotive parts manufacturer AutoZone, life sciences supply company Thermo Fisher Scientific and brewing company Carlsberg (Denmark). Additionally, an underweight position in railroad company Union Pacific bolstered relative results.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	(1.54)%	6.90%	5.89%
Service Class	8/24/01	(1.82)%	6.62%	5.62%

Comparative benchmark
MSCI All Country World Growth Index (f)		1.91%	7.75%	6.13%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	1.01%	$1,000.00	$958.14	$4.98
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
Service Class	Actual	1.26%	$1,000.00	$956.96	$6.22
	Hypothetical (h)	1.26%	$1,000.00	$1,018.85	$6.41

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 2.5%
Rolls-Royce Holdings PLC	71,266	$604,091
United Technologies Corp.	7,053	677,582

		$1,281,673

Alcoholic Beverages – 4.8%
AmBev S.A., ADR	106,657	$475,690
Carlsberg A.S., “B”	6,968	616,076
Diageo PLC	19,190	523,321
Pernod Ricard S.A.	7,235	822,554

		$2,437,641

Apparel Manufacturers – 6.2%
Burberry Group PLC	32,520	$572,895
Compagnie Financiere Richemont S.A.	3,199	229,795
LVMH Moet Hennessy Louis Vuitton S.A.	6,513	1,018,156
NIKE, Inc., “B”	5,833	364,563
Samsonite International S.A.	138,900	417,593
VF Corp.	8,583	534,292

		$3,137,294

Broadcasting – 2.9%
Time Warner, Inc.	7,552	$488,388
Twenty-First Century Fox, Inc.	27,864	756,786
Walt Disney Co.	2,365	248,514

		$1,493,688

Brokerage & Asset Managers – 1.0%
Franklin Resources, Inc.	13,185	$485,472

Business Services – 12.9%
Accenture PLC, “A”	15,211	$1,589,550
Brenntag AG	9,683	505,378
Cognizant Technology Solutions Corp., “A” (a)	12,655	759,553
Compass Group PLC	54,459	943,331
Equifax, Inc.	3,208	357,275
Experian Group Ltd.	26,006	459,539
Fidelity National Information Services, Inc.	12,323	746,774
Fiserv, Inc. (a)	4,607	421,356
Intertek Group PLC	19,217	785,915

		$6,568,671

Chemicals – 3.4%
LyondellBasell Industries N.V., “A”	5,910	$513,579
Monsanto Co.	7,962	784,416
PPG Industries, Inc.	4,384	433,227

		$1,731,222

Computer Software – 1.2%
Dassault Systems S.A.	3,115	$249,227
Oracle Corp.	10,251	374,469

		$623,696

Computer Software – Systems – 1.9%
Apple, Inc.	5,057	$532,300

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
EMC Corp.	17,541	$450,453

		$982,753

Construction – 0.7%
Sherwin-Williams Co.	1,421	$368,892

Consumer Products – 4.1%
Colgate-Palmolive Co.	13,436	$895,106
Hengan International Group Co. Ltd.	26,000	243,935
L’Oréal	3,632	611,050
Reckitt Benckiser Group PLC	3,833	352,824

		$2,102,915

Electrical Equipment – 5.1%
Amphenol Corp., “A”	6,535	$341,323
Danaher Corp.	6,738	625,825
Mettler-Toledo International, Inc. (a)	1,808	613,147
Schneider Electric S.A.	2,933	166,993
W.W. Grainger, Inc.	4,049	820,287

		$2,567,575

Electronics – 4.6%
Microchip Technology, Inc.	5,714	$265,930
Samsung Electronics Co. Ltd.	244	260,551
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	48,530	1,104,058
Texas Instruments, Inc.	13,360	732,262

		$2,362,801

Energy – Integrated – 0.3%
BG Group PLC	11,217	$162,661

Food & Beverages – 7.7%
Chr. Hansen Holding A.S.	2,727	$170,568
Danone S.A.	16,025	1,081,485
M. Dias Branco S.A. Industria e Comercio de Alimentos	9,542	160,390
Mead Johnson Nutrition Co., “A”	11,955	943,847
Nestle S.A.	14,553	1,078,722
Want Want China Holdings Ltd.	679,000	502,244

		$3,937,256

Food & Drug Stores – 2.5%
CVS Health Corp.	8,651	$845,808
Sundrug Co. Ltd.	6,500	418,042

		$1,263,850

General Merchandise – 0.9%
Dollarama, Inc.	4,036	$233,170
Lojas Renner S.A.	46,490	200,049

		$433,219

Internet – 5.9%
Alibaba Group Holding Ltd., ADR (a)	6,473	$526,061
Alphabet, Inc., “A” (a)	2,311	1,797,981

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – continued
Baidu, Inc., ADR (a)	1,829	$345,754
NAVER Corp.	601	334,702

		$3,004,498

Machinery & Tools – 1.7%
Colfax Corp. (a)	13,087	$305,581
Fastenal Co.	6,591	269,045
Schindler Holding AG	1,752	293,367

		$867,993

Medical & Health Technology & Services – 0.9%
Express Scripts Holding Co. (a)	5,382	$470,441

Medical Equipment – 7.2%
Abbott Laboratories	16,667	$748,515
Cooper Cos., Inc.	3,603	483,523
DENTSPLY International, Inc.	4,932	300,112
Sonova Holding AG	2,904	369,089
Thermo Fisher Scientific, Inc.	8,387	1,189,696
Waters Corp. (a)	4,216	567,389

		$3,658,324

Oil Services – 0.8%
Schlumberger Ltd.	5,594	$390,182

Other Banks & Diversified Financials – 6.0%
Credicorp Ltd.	3,715	$361,544
HDFC Bank Ltd.	40,380	657,739
Julius Baer Group Ltd.	11,796	565,544
MasterCard, Inc., “A”	4,282	416,896
Visa, Inc., “A”	13,684	1,061,194

		$3,062,917

Pharmaceuticals – 2.7%
Eli Lilly & Co.	5,749	$484,411
Roche Holding AG	3,291	906,961

		$1,391,372

Printing & Publishing – 1.1%
Moody’s Corp.	5,692	$571,135

Railroad & Shipping – 0.5%
Union Pacific Corp.	3,267	$255,479

Restaurants – 1.4%
Whitbread PLC	10,776	$696,392

Specialty Chemicals – 5.2%
Croda International PLC	11,848	$528,089
Ecolab, Inc.	7,718	882,785
Linde AG	1,417	205,682
Nippon Paint Holdings Co. Ltd.	13,500	326,553
Praxair, Inc.	3,791	388,198
Symrise AG	5,056	335,397

		$2,666,704

Specialty Stores – 2.9%
AutoZone, Inc. (a)	1,127	$836,133

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – continued
TJX Cos., Inc.	9,147	$648,614

		$1,484,747

Total Common Stocks (Identified Cost, $41,884,778)		$50,461,463

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	326,287	$326,287

Total Investments (Identified Cost, $42,211,065)		$50,787,750

OTHER ASSETS, LESS LIABILITIES – 0.3%		175,701

NET ASSETS – 100.0%		$50,963,451

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $41,884,778)	$50,461,463
Underlying affiliated funds, at cost and value	326,287
Total investments, at value (identified cost, $42,211,065)	$50,787,750
Receivables for
Investments sold	167,888
Fund shares sold	3,144
Interest and dividends	77,936
Receivable from investment adviser	5,599
Other assets	787
Total assets		$51,043,104
Liabilities
Payable for fund shares reacquired	$21,182
Payable to affiliates
Shareholder servicing costs	9
Distribution and/or service fees	28
Payable for independent Trustees’ compensation	55
Accrued expenses and other liabilities	58,379
Total liabilities		$79,653
Net assets		$50,963,451
Net assets consist of
Paid-in capital	$39,715,331
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,573,183
Accumulated net realized gain (loss) on investments and foreign currency	2,386,444
Undistributed net investment income	288,493
Net assets		$50,963,451
Shares of beneficial interest outstanding		2,441,233

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$48,932,410	2,343,704	$20.88
Service Class	2,031,041	97,529	20.82

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$877,992
Interest	10,467
Dividends from underlying affiliated funds	469
Foreign taxes withheld	(40,092)
Total investment income		$848,836
Expenses
Management fee	$500,940
Distribution and/or service fees	5,609
Shareholder servicing costs	2,230
Administrative services fee	18,385
Independent Trustees’ compensation	2,756
Custodian fee	36,233
Shareholder communications	8,533
Audit and tax fees	70,258
Legal fees	477
Miscellaneous	10,042
Total expenses		$655,463
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(87,695)
Net expenses		$567,766
Net investment income		$281,070
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$2,433,409
Foreign currency	(8,539)
Net realized gain (loss) on investments and foreign currency		$2,424,870
Change in unrealized appreciation (depreciation)
Investments	$(3,477,031)
Translation of assets and liabilities in foreign currencies	(703)
Net unrealized gain (loss) on investments and foreign currency translation		$(3,477,734)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,052,864)
Change in net assets from operations		$(771,794)

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$281,070	$538,266
Net realized gain (loss) on investments and foreign currency	2,424,870	2,835,354
Net unrealized gain (loss) on investments and foreign currency translation	(3,477,734)	(909,870)
Change in net assets from operations	$(771,794)	$2,463,750
Distributions declared to shareholders
From net investment income	$(520,645)	$(294,235)
From net realized gain on investments	(2,278,938)	—
Total distributions declared to shareholders	$(2,799,583)	$(294,235)
Change in net assets from fund share transactions	$(2,886,482)	$(8,549,721)
Total change in net assets	$(6,457,859)	$(6,380,206)
Net assets
At beginning of period	57,421,310	63,801,516
At end of period (including undistributed net investment income of $288,493 and $536,607, respectively)	$50,963,451	$57,421,310

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.45	$21.63	$17.96	$15.11	$16.26
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.20	$0.10	$0.11	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.53)	0.73	3.70	2.86	(1.15)
Total from investment operations	$(0.41)	$0.93	$3.80	$2.97	$(1.04)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.11)	$(0.13)	$(0.12)	$(0.11)
From net realized gain on investments	(0.94)	—	—	—	—
Total distributions declared to shareholders	$(1.16)	$(0.11)	$(0.13)	$(0.12)	$(0.11)
Net asset value, end of period (x)	$20.88	$22.45	$21.63	$17.96	$15.11
Total return (%) (k)(r)(s)(x)	(1.54)	4.32	21.26	19.72	(6.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.20	1.17	1.19	1.22
Expenses after expense reductions (f)	1.01	1.12	1.17	1.19	N/A
Net investment income	0.52	0.91	0.49	0.68	0.72
Portfolio turnover	26	25	33	40	36
Net assets at end of period (000 omitted)	$48,932	$55,050	$60,188	$57,300	$56,309

See Notes to Financial Statements

12

MFS Global Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.38	$21.55	$17.89	$15.04	$16.18
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.14	$0.05	$0.07	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.53)	0.73	3.69	2.86	(1.16)
Total from investment operations	$(0.47)	$0.87	$3.74	$2.93	$(1.08)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.04)	$(0.08)	$(0.08)	$(0.06)
From net realized gain on investments	(0.94)	—	—	—	—
Total distributions declared to shareholders	$(1.09)	$(0.04)	$(0.08)	$(0.08)	$(0.06)
Net asset value, end of period (x)	$20.82	$22.38	$21.55	$17.89	$15.04
Total return (%) (k)(r)(s)(x)	(1.82)	4.05	20.94	19.49	(6.67)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.45	1.42	1.44	1.47
Expenses after expense reductions (f)	1.26	1.37	1.42	1.44	N/A
Net investment income	0.27	0.63	0.23	0.44	0.49
Portfolio turnover	26	25	33	40	36
Net assets at end of period (000 omitted)	$2,031	$2,372	$3,614	$3,152	$3,101

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$29,038,283	$—	$—	$29,038,283
United Kingdom	2,120,322	3,508,739	—	5,629,061
France	—	3,949,465	—	3,949,465
Switzerland	369,089	3,074,388	—	3,443,477
China	871,815	746,179	—	1,617,994
Taiwan	1,104,058	—	—	1,104,058
Germany	—	1,046,457	—	1,046,457
Brazil	636,080	200,049	—	836,129
Denmark	—	786,644	—	786,644
Other Countries	1,012,307	1,997,588	—	3,009,895
Mutual Funds	326,287	—	—	326,287
Total Investments	$35,478,241	$15,309,509	$—	$50,787,750

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,046,457 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $2,489,411 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$520,645	$294,235
Long-term capital gains	2,278,938	—
Total distributions	$2,799,583	$294,235

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$42,304,720
Gross appreciation	10,923,648
Gross depreciation	(2,440,618)
Net unrealized appreciation (depreciation)	$8,483,030
Undistributed ordinary income	289,683
Undistributed long-term capital gain	2,478,916
Other temporary differences	(3,509)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$506,208	$289,368	$2,188,632	$—
Service Class	14,437	4,867	90,306	—
Total	$520,645	$294,235	$2,278,938	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $3,865, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.01% of average daily net assets for the Initial Class shares and 1.26% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $83,830, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $2,151, which equated to 0.0039% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $79.

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0330% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $176 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $14,448,153 and $20,067,549, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	55,545	$1,267,995	23,527	$516,947
Service Class	6,065	133,120	3,725	82,392
	61,610	$1,401,115	27,252	$599,339
Shares issued to shareholders in reinvestment of distributions
Initial Class	136,103	$2,694,840	12,872	$289,368
Service Class	5,298	104,743	217	4,867
	141,401	$2,799,583	13,089	$294,235
Shares reacquired
Initial Class	(300,272)	$(6,646,000)	(366,883)	$(8,054,870)
Service Class	(19,817)	(441,180)	(65,694)	(1,388,425)
	(320,089)	$(7,087,180)	(432,577)	$(9,443,295)
Net change
Initial Class	(108,624)	$(2,683,165)	(330,484)	$(7,248,555)
Service Class	(8,454)	(203,317)	(61,752)	(1,301,166)
	(117,078)	$(2,886,482)	(392,236)	$(8,549,721)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $184 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Global Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	361,434	8,683,697	(8,718,844)	326,287

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$469	$326,287

19

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

22

MFS Global Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

23

MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS Global Growth Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular

24

MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

25

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,507,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 69.38% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2015

MFS® GLOBAL RESEARCH PORTFOLIO

MFS® Variable Insurance Trust II

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Danaher Corp.	1.8%
Alphabet, Inc., “A”	1.6%
Novartis AG	1.3%
Roche Holding AG	1.3%
Wells Fargo & Co.	1.3%
Visa, Inc., “A”	1.3%
CMS Energy Corp.	1.2%
JPMorgan Chase & Co.	1.2%
Nestle S.A.	1.2%
Facebook, Inc., “A”	1.2%

Global equity sectors
Financial Services	21.4%
Capital Goods	16.7%
Technology	15.5%
Health Care	12.1%
Consumer Cyclicals	10.9%
Energy	9.4%
Consumer Staples	8.0%
Telecommunications/Cable Television	5.1%

Issuer country weightings (x)
United States	62.2%
United Kingdom	7.5%
Japan	6.6%
Switzerland	5.8%
France	3.6%
Netherlands	2.1%
Hong Kong	1.8%
Canada	1.6%
Germany	1.1%
Other Countries	7.7%

Currency exposure weightings (y)
United States Dollar	63.6%
Euro	8.0%
British Pound Sterling	7.5%
Japanese Yen	6.6%
Swiss Franc	5.8%
Hong Kong Dollar	2.4%
Taiwan Dollar	1.0%
South Korean Won	0.9%
Canadian Dollar	0.9%
Other Currencies	3.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Global Research Portfolio (“fund”) provided a total return of –0.81%, while Service Class shares of the fund provided a total return of –1.09%. These compare with a return of –1.84% over the same period for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Stock selection in the technology sector was a primary factor that contributed to performance relative to the MSCI All Country World Index. Within this sector, overweight positions in strong-performing internet search company Alphabet (formerly Google) and cloud computing company Salesforce.com supported relative returns. Shares of Alphabet rose after the company posted strong earnings results during the period. Both the YouTube and mobile search segments were among key top-line growth drivers, while tight expense discipline also aided results.

Stock selection in the capital goods sector also contributed to relative results. The fund’s overweight positions in chemical company LG Chem (South Korea) and global security company Northrop Grumman were among the fund’s top relative contributors. Shares of LG Chem traded higher after reporting strong earnings results driven by the decline in oil prices which led to lower input costs in the production of petro chemicals. Additionally, increasing demand for electric vehicle batteries and a new deal with Germany to build the world’s largest energy storage system appeared to have improved the outlook for the company.

Stock selection in the financial services sector further aided relative performance. The fund’s position in insurance company Hiscox (b) (United Kingdom) aided relative results as the stock out-performed the benchmark during the reporting period.

Elsewhere, the fund’s overweight positions in pharmaceutical firm Santen Pharmaceutical, telecommunications company KDDI (Japan), eye care and skin care products company Allergan, tobacco producer Japan Tobacco (Japan) and the timing of ownership in shares of lifestyle brand Ryohin Keikaku (h) (Japan) benefited relative results. Shares of Santen Pharmaceutical appreciated during the period following strong sales across their product line of ophthalmic drugs, particularly in strong sales of Eylea, a recently introduced drug for treating age related macular degeneration.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor aiding relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Weak stock selection in the consumer cyclicals sector was a primary detractor from relative performance. Within this sector, an underweight position in strong-performing internet retailer Amazon.com and the fund’s overweight positions in media firm Twenty-First Century Fox and apparel company PVH were among the fund’s top relative detractors for the reporting period. Shares of Amazon.com appreciated after the company reported strong quarterly results, driven by improving growth in its core retail segment and remote computing segment (Amazon Web Services).

3

MFS Global Research Portfolio

Management Review – continued

Stocks in other sectors that detracted from relative returns included the fund’s overweight positions in railroad company Union Pacific, mining operator Rio Tinto (Australia), oil and gas exploration company Anadarko Petroleum, computer and personal electronics maker Hewlett-Packard Enterprise and financial services firm Credicorp (Peru). Shares of Union Pacific depreciated due, in part, to reduced carload volume and weak coal and international shipments that followed the downturn in the energy and crude oil markets. Additionally, not holding shares of software giant Microsoft and diversified industrial conglomerate General Electric hurt relative performance.

Respectfully,

James Keating	Ben Kottler	Joseph MacDougall
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(0.81)%	6.53%	5.01%
Service Class	8/24/01	(1.09)%	6.26%	4.74%

Comparative benchmark
MSCI All Country World Index (f)		(1.84)%	6.66%	5.31%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.90%	$1,000.00	$950.71	$4.43
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$949.33	$5.65
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 2.8%
Honeywell International, Inc.	8,857	$917,319
Northrop Grumman Corp.	5,432	1,025,616
Rockwell Collins, Inc.	4,516	416,827
United Technologies Corp.	6,770	650,394

		$3,010,156

Alcoholic Beverages – 0.4%
AmBev S.A., ADR	92,652	$413,228

Apparel Manufacturers – 1.1%
Burberry Group PLC	22,056	$388,554
LVMH Moet Hennessy Louis Vuitton S.A.	3,107	485,707
PVH Corp.	4,232	311,687

		$1,185,948

Automotive – 1.0%
Delphi Automotive PLC	7,769	$666,036
DENSO Corp.	9,300	443,418

		$1,109,454

Biotechnology – 1.1%
Alexion Pharmaceuticals, Inc. (a)	5,986	$1,141,830

Broadcasting – 1.5%
Time Warner, Inc.	7,171	$463,749
Twenty-First Century Fox, Inc.	20,731	563,054
WPP PLC	25,029	576,110

		$1,602,913

Brokerage & Asset Managers – 1.9%
BlackRock, Inc.	2,747	$935,408
Franklin Resources, Inc.	12,350	454,727
NASDAQ, Inc.	10,981	638,765

		$2,028,900

Business Services – 4.0%
Accenture PLC, “A”	7,454	$778,943
Cognizant Technology Solutions Corp., “A” (a)	12,642	758,773
Equifax, Inc.	3,993	444,700
Fidelity National Information Services, Inc.	12,217	740,350
Fiserv, Inc. (a)	5,349	489,220
Gartner, Inc. (a)	6,309	572,226
Global Payments, Inc.	7,714	497,630

		$4,281,842

Cable TV – 1.4%
Charter Communications, Inc., “A” (a)(l)	5,213	$954,500
Time Warner Cable, Inc.	2,942	546,006

		$1,500,506

Chemicals – 2.1%
E.I. du Pont de Nemours & Co.	7,850	$522,810
Monsanto Co.	6,595	649,739
Orica Ltd.	22,581	252,594

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – continued
PPG Industries, Inc.	7,990	$789,572

		$2,214,715

Computer Software – 2.1%
Adobe Systems, Inc. (a)	9,818	$922,303
Qlik Technologies, Inc. (a)	12,626	399,739
Salesforce.com, Inc. (a)	11,184	876,826

		$2,198,868

Computer Software – Systems – 2.0%
Apple, Inc.	6,650	$699,979
EMC Corp.	7,153	183,689
Hewlett Packard Enterprise	45,545	692,284
Sabre Corp.	15,508	433,759
SS&C Technologies Holdings, Inc.	2,226	151,969

		$2,161,680

Conglomerates – 0.4%
CK Hutchison Holdings Ltd.	31,464	$422,309

Construction – 0.5%
Sherwin-Williams Co.	1,955	$507,518

Consumer Products – 2.1%
Hengan International Group Co. Ltd.	27,500	$258,009
Kimberly-Clark Corp.	5,031	640,446
L’Oréal	4,047	680,870
Newell Rubbermaid, Inc.	15,625	688,750

		$2,268,075

Consumer Services – 0.5%
Priceline Group, Inc. (a)	458	$583,927

Containers – 0.4%
Crown Holdings, Inc. (a)	9,304	$471,713

Electrical Equipment – 3.0%
Danaher Corp. (s)	20,559	$1,909,520
Schneider Electric S.A.	14,013	797,842
W.W. Grainger, Inc.	2,441	494,522

		$3,201,884

Electronics – 2.0%
Avago Technologies Ltd.	5,336	$774,520
MediaTek, Inc.	37,500	283,401
NXP Semiconductors N.V. (a)	4,055	341,634
Taiwan Semiconductor Manufacturing Co. Ltd.	117,000	504,864
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,473	261,011

		$2,165,430

Energy – Independent – 2.8%
Anadarko Petroleum Corp.	10,069	$489,152
EOG Resources, Inc.	11,820	836,738
INPEX Corp.	31,200	307,730
Memorial Resource Development Corp. (a)	27,362	441,896

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
Oil Search Ltd.	98,081	$478,860
Pioneer Natural Resources Co.	2,983	374,009

		$2,928,385

Energy – Integrated – 2.2%
BG Group PLC	81,380	$1,180,117
Exxon Mobil Corp.(s)	15,006	1,169,718

		$2,349,835

Food & Beverages – 4.4%
Coca-Cola Co.	23,974	$1,029,923
Danone S.A.	12,440	839,543
M. Dias Branco S.A. Industria e Comercio de Alimentos	1,610	27,062
Mead Johnson Nutrition Co., “A”	6,721	530,623
Mondelez International, Inc.	22,304	1,000,111
Nestle S.A.	16,723	1,239,570

		$4,666,832

Food & Drug Stores – 1.1%
CVS Health Corp.	12,237	$1,196,411

General Merchandise – 2.4%
Costco Wholesale Corp.	4,533	$732,080
Dollar Tree, Inc. (a)	11,432	882,779
Target Corp.	12,830	931,586

		$2,546,445

Health Maintenance Organizations – 0.8%
UnitedHealth Group, Inc.	6,964	$819,245

Insurance – 3.3%
ACE Ltd.	6,943	$811,290
AIA Group Ltd.	163,000	971,082
American International Group, Inc.	16,478	1,021,142
Hiscox Ltd.	48,501	753,612

		$3,557,126

Internet – 4.4%
Alibaba Group Holding Ltd., ADR (a)	5,252	$426,830
Alphabet, Inc., “A” (a)	2,233	1,737,296
Alphabet, Inc., “C” (a)	907	688,304
Facebook, Inc., “A” (a)	11,720	1,226,615
LinkedIn Corp., “A” (a)	2,712	610,417

		$4,689,462

Machinery & Tools – 1.8%
Kubota Corp.	36,000	$554,943
Roper Technologies, Inc.	4,197	796,549
Schindler Holding AG	3,206	536,834

		$1,888,326

Major Banks – 6.5%
Barclays PLC	198,690	$643,096
BNP Paribas	12,509	708,059
BOC Hong Kong Holdings Ltd.	157,000	476,382
Goldman Sachs Group, Inc.	2,721	490,406
HSBC Holdings PLC	128,501	1,014,057
JPMorgan Chase & Co.	19,292	1,273,851

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Sumitomo Mitsui Financial Group, Inc.	24,500	$924,196
Wells Fargo & Co.	25,116	1,365,306

		$6,895,353

Medical & Health Technology & Services – 0.8%
McKesson Corp.	4,201	$828,563

Medical Equipment – 2.8%
Cooper Cos., Inc.	3,471	$465,808
Stryker Corp.	11,363	1,056,077
Terumo Corp.	18,500	572,619
VWR Corp. (a)	30,136	853,150

		$2,947,654

Metals & Mining – 1.0%
Iluka Resources Ltd.	31,305	$138,522
Rio Tinto Ltd.	31,426	917,067

		$1,055,589

Natural Gas – Distribution – 1.3%
Centrica PLC	87,962	$282,536
China Resources Gas Group Ltd.	166,000	493,956
Engie	20,036	354,591
Tokyo Gas Co. Ltd.	56,000	263,051

		$1,394,134

Natural Gas – Pipeline – 0.8%
Enbridge, Inc.	11,882	$395,008
Enterprise Products Partners LP	16,079	411,301

		$806,309

Network & Telecom – 1.0%
Cisco Systems, Inc.	38,017	$1,032,352

Oil Services – 0.6%
Schlumberger Ltd.	8,898	$620,636

Other Banks & Diversified Financials – 9.7%
ABN AMRO Group N.V.,GDR (a)	27,702	$622,273
Aeon Credit Service Co. Ltd.	21,400	478,759
American Express Co.	14,013	974,604
Credicorp Ltd.	3,973	386,652
Discover Financial Services	10,546	565,477
Element Financial Corp.	44,065	531,824
HDFC Bank Ltd.	51,516	839,131
Intesa Sanpaolo S.p.A.	209,351	697,682
Julius Baer Group Ltd.	11,237	538,743
Kasikornbank Co. Ltd.	79,000	326,603
KBC Groep N.V.	9,422	589,118
Lloyds TSB Group PLC	764,405	823,416
UBS AG	57,438	1,105,331
Visa, Inc., “A”	17,436	1,352,162
Wintrust Financial Corp.	10,953	531,440

		$10,363,215

Pharmaceuticals – 6.7%
Allergan PLC (a)(s)	3,800	$1,187,500
Bayer AG	5,224	655,410

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Eli Lilly & Co.	13,046	$1,099,256
Novartis AG	16,220	1,386,430
Roche Holding AG	4,965	1,368,295
Santen Pharmaceutical Co. Ltd.	42,200	693,998
Valeant Pharmaceuticals International, Inc. (a)	7,649	777,521

		$7,168,410

Printing & Publishing – 0.6%
Reed Elsevier N.V.	37,614	$632,513

Railroad & Shipping – 0.8%
Union Pacific Corp.	11,562	$904,148

Restaurants – 1.9%
Aramark	24,197	$780,353
Whitbread PLC	8,742	564,946
YUM! Brands, Inc.	9,632	703,618

		$2,048,917

Specialty Chemicals – 2.3%
Akzo Nobel N.V.	9,201	$614,567
LG Chem Ltd.	3,394	937,401
Linde AG	3,838	557,098
W.R. Grace & Co. (a)	3,673	365,794

		$2,474,860

Specialty Stores – 1.7%
ABC-MART, Inc.	7,400	$405,922
Amazon.com, Inc. (a)	855	577,886
Gap, Inc.	13,983	345,380
Urban Outfitters, Inc. (a)	19,422	441,851

		$1,771,039

Telecommunications – Wireless – 2.4%
American Tower Corp., REIT	7,074	$685,824
KDDI Corp.	46,000	1,190,801
Mobile TeleSystems PJSC	40,630	116,881
Philippine Long Distance Telephone Co.	4,180	182,994
Vodafone Group PLC	116,295	376,159

		$2,552,659

Telephone Services – 1.3%
BT Group PLC	62,288	$430,483
Hellenic Telecommunications Organization S.A.	35,249	353,245
TDC A.S.	57,604	285,755
Verizon Communications, Inc.	7,289	336,898

		$1,406,381

Tobacco – 1.1%
Japan Tobacco, Inc.	17,800	$653,565
Reynolds American, Inc.	10,739	495,605

		$1,149,170

Trucking – 0.5%
Yamato Holdings Co. Ltd.	24,500	$519,265

Utilities – Electric Power – 1.8%
CMS Energy Corp.	35,640	$1,285,891

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
NextEra Energy, Inc.	5,712	$593,420

		$1,879,311

Total Common Stocks (Identified Cost, $98,130,508)		$105,563,441

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	110,139	$110,139

COLLATERAL FOR SECURITIES LOANED – 0.7%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	719,664	$719,664

Total Investments (Identified Cost, $98,960,311)		$106,393,244

OTHER ASSETS, LESS LIABILITIES – 0.1%		79,490

NET ASSETS – 100.0%		$106,472,734

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2015, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2015, the fund had cash collateral of $10,962 and other liquid securities with an aggregate value of $588,706 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities. At December 31, 2015, the fund had no short sales outstanding.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $98,850,172)	$106,283,105
Underlying affiliated funds, at cost and value	110,139
Total investments, at value, including $839,880 of securities on loan (identified cost, $98,960,311)	$106,393,244
Deposits with brokers	10,962
Receivables for
Investments sold	795,489
Fund shares sold	2,057
Interest and dividends	187,937
Other assets	1,298
Total assets		$107,390,987
Liabilities
Payables for
Investments purchased	$72,954
Fund shares reacquired	46,871
Collateral for securities loaned, at value (c)	719,664
Payable to affiliates
Investment adviser	4,523
Shareholder servicing costs	14
Distribution and/or service fees	113
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	74,099
Total liabilities		$918,253
Net assets		$106,472,734
Net assets consist of
Paid-in capital	$103,366,970
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,421,661
Accumulated net realized gain (loss) on investments and foreign currency	(5,431,406)
Undistributed net investment income	1,115,509
Net assets		$106,472,734
Shares of beneficial interest outstanding		4,324,689

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$98,321,452	3,992,286	$24.63
Service Class	8,151,282	332,403	24.52

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$2,318,811
Interest	11,892
Dividends from underlying affiliated funds	758
Foreign taxes withheld	(113,246)
Total investment income		$2,218,215
Expenses
Management fee	$878,514
Distribution and/or service fees	22,423
Shareholder servicing costs	3,232
Administrative services fee	27,995
Independent Trustees’ compensation	4,617
Custodian fee	60,668
Shareholder communications	12,338
Audit and tax fees	66,928
Legal fees	1,002
Miscellaneous	17,845
Total expenses		$1,095,562
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(8,132)
Net expenses		$1,087,425
Net investment income		$1,130,790
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $279 country tax)	$7,586,115
Foreign currency	(25,556)
Net realized gain (loss) on investments and foreign currency		$7,560,559
Change in unrealized appreciation (depreciation)
Investments (net of $7,010 decrease in deferred country tax)	$(9,226,055)
Translation of assets and liabilities in foreign currencies	(3,732)
Net unrealized gain (loss) on investments and foreign currency translation		$(9,229,787)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,669,228)
Change in net assets from operations		$(538,438)

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$1,130,790	$1,470,807
Net realized gain (loss) on investments and foreign currency	7,560,559	10,815,776
Net unrealized gain (loss) on investments and foreign currency translation	(9,229,787)	(9,178,157)
Change in net assets from operations	$(538,438)	$3,108,426
Distributions declared to shareholders
From net investment income	$(1,447,722)	$(1,348,125)
Change in net assets from fund share transactions	$(14,110,074)	$(16,911,014)
Total change in net assets	$(16,096,234)	$(15,150,713)
Net assets
At beginning of period	122,568,968	137,719,681
At end of period (including undistributed net investment income of $1,115,509 and $1,458,276, respectively)	$106,472,734	$122,568,968

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.18	$24.85	$20.36	$17.71	$19.23
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.29	$0.24	$0.30	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.31	4.61	2.66	(1.56)
Total from investment operations	$(0.22)	$0.60	$4.85	$2.96	$(1.29)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.27)	$(0.36)	$(0.31)	$(0.23)
Net asset value, end of period (x)	$24.63	$25.18	$24.85	$20.36	$17.71
Total return (%) (k)(r)(s)(x)	(0.81)	2.40	24.00	16.81	(6.73)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	0.92	0.94	0.97
Expenses after expense reductions (f)	0.91	0.91	0.92	0.94	N/A
Net investment income	0.98	1.15	1.08	1.58	1.38
Portfolio turnover	40	37	41	40	54
Net assets at end of period (000 omitted)	$98,321	$113,018	$126,707	$117,388	$117,312
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	N/A	0.91	0.91	0.93	0.96

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.06	$24.72	$20.25	$17.60	$19.11
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.23	$0.19	$0.26	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.47)	0.31	4.57	2.64	(1.55)
Total from investment operations	$(0.28)	$0.54	$4.76	$2.90	$(1.33)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.20)	$(0.29)	$(0.25)	$(0.18)
Net asset value, end of period (x)	$24.52	$25.06	$24.72	$20.25	$17.60
Total return (%) (k)(r)(s)(x)	(1.09)	2.15	23.68	16.57	(7.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.17	1.17	1.19	1.22
Expenses after expense reductions (f)	1.16	1.16	1.17	1.19	N/A
Net investment income	0.74	0.90	0.86	1.35	1.13
Portfolio turnover	40	37	41	40	54
Net assets at end of period (000 omitted)	$8,151	$9,551	$11,013	$12,578	$13,073
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	N/A	1.16	1.16	1.18	1.21

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$65,311,783	$—	$—	$65,311,783
United Kingdom	2,882,648	5,067,506	—	7,950,154
Japan	307,730	6,700,537	—	7,008,267
Switzerland	—	6,175,204	—	6,175,204
France	—	3,866,613	—	3,866,613
Netherlands	963,907	1,247,080	—	2,210,987
Hong Kong	—	1,869,773	—	1,869,773
Canada	1,704,353	—	—	1,704,353
Germany	—	1,212,508	—	1,212,508
Other Countries	2,176,638	6,077,161	—	8,253,799
Mutual Funds	829,803	—	—	829,803
Total Investments	$74,176,862	$32,216,382	$—	$106,393,244

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $2,671,085 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $1,703,657 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $839,880. The fair value of the fund’s investment securities on loan and a related liability of $719,664 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $142,630. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$1,447,722	$1,348,125

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$98,996,187
Gross appreciation	16,177,615
Gross depreciation	(8,780,558)
Net unrealized appreciation (depreciation)	$7,397,057
Undistributed ordinary income	1,115,512
Capital loss carryforwards	(5,395,530)
Other temporary differences	(11,275)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(5,395,530)

The availability of $5,395,530 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$1,360,823	$1,271,809
Service Class	86,899	76,316
Total	$1,447,722	$1,348,125

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $8,132, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

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MFS Global Research Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $3,187, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $45.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0239% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $373 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $46,530,376 and $61,208,425, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	25,187	$636,788	27,217	$688,081
Service Class	11,941	292,241	14,838	368,961
	37,128	$929,029	42,055	$1,057,042
Shares issued to shareholders in reinvestment of distributions
Initial Class	57,711	$1,360,823	49,124	$1,271,809
Service Class	3,698	86,899	2,959	76,316
	61,409	$1,447,722	52,083	$1,348,125
Shares reacquired
Initial Class	(579,306)	$(14,846,461)	(685,547)	$(17,270,545)
Service Class	(64,408)	(1,640,364)	(82,044)	(2,045,636)
	(643,714)	$(16,486,825)	(767,591)	$(19,316,181)
Net change
Initial Class	(496,408)	$(12,848,850)	(609,206)	$(15,310,655)
Service Class	(48,769)	(1,261,224)	(64,247)	(1,600,359)
	(545,177)	$(14,110,074)	(673,453)	$(16,911,014)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $393 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	989,853	18,686,477	(19,566,191)	110,139

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$758	$110,139

20

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS Global Research Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers James Keating Ben Kottler Joseph MacDougall

24

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including assigning an additional portfolio manager for the Fund in 2014. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment

25

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

26

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 64.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2015

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust II

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	24.7%	0.2%	24.9%
	Europe ex-U.K.	16.7%	1.8%	18.5%
	Asia/Pacific ex-Japan	2.3%	3.6%	5.9%
	United Kingdom	3.5%	2.3%	5.8%
	Emerging Markets	3.4%	0.0%	3.4%
	Japan	8.2%	(6.2)%	2.0%
	Supranational	0.1%	0.0%	0.1%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
	North America ex-U.S.	1.7%	(3.8)%	(2.1)%
	Total	60.7%	(2.1)%	58.6%
Equity	Europe ex-U.K.	7.0%	13.4%	20.4%
	U.S. Large Cap	15.9%	(4.9)%	11.0%
	Emerging Markets	1.5%	5.9%	7.4%
	United Kingdom	3.7%	(1.9)%	1.8%
	Japan	2.7%	(1.6)%	1.1%
	Developed - Middle East/Africa	0.2%	0.0%	0.2%
	U.S. Small/Mid Cap	1.3%	(2.8)%	(1.5)%
	Asia/Pacific ex-Japan	0.9%	(2.7)%	(1.8)%
	North America ex-U.S.	0.8%	(3.4)%	(2.6)%
	Total	34.0%	2.0%	36.0%
Real Estate-related	Non-U.S.	0.6%	0.0%	0.6%
	U.S.	0.4%	0.0%	0.4%
	Total	1.0%	0.0%	1.0%
Cash	Cash & Cash Equivalents (d)	1.0%	1.0%	2.0%
	Other (e)	2.0%	0.4%	2.4%
	Total	3.0%	1.4%	4.4%
Total Net Exposure Summary		98.7%	1.3%	100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
Australian Treasury Bond 10 yr Future MAR 2016	3.6%
FTSE/MIB Index Future MAR 2016	3.2%
OMX 30 Index Future JAN 2016	3.1%
IBEX 35 Index Future JAN 2016	2.9%
Russell 2000 Index Future MAR 2016	(2.8)%
S&P/TSX 60 Index Future MAR 2016	(3.4)%
ASX SPI 200 Index Future MAR 2016	(3.6)%
Canadian Treasury Bond 10 yr Future MAR 2016	(3.8)%
E-Mini S&P 500 Index Future MAR 2016	(4.9)%
Japanese Government Bond 10 yr Future MAR 2016	(6.2)%

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within theses ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Global Tactical Allocation Portfolio (“fund”) provided a total return of –2.23%, while Service Class shares of the fund provided a total return of –2.49%. These compare with a return of –3.15% over the same period for the fund’s benchmark, the Barclays Global Aggregate Bond Index. The fund’s other benchmarks, the MSCI World Index and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of –0.32% and 0.30%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, structured securities, and swaps.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Within the equity portion of the fund, stock selection in the health care sector held back performance relative to the MSCI World Index. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Security selection in the technology sector further weighed on relative results. Not holding strong-performing internet search company Alphabet (formerly Google), software giant Microsoft and social networking service provider Facebook, and an overweight position in telecommunications equipment provider Ericsson (Sweden), hindered relative results.

Security selection and an underweight position in the retailing sector further weighed on relative performance. Not holding internet retailer Amazon.com dampened relative performance as the stock posted strong results for the period.

Other top individual detractors included not holding diversified industrial conglomerate General Electric and the fund’s overweight positions in safety products company Tyco International, media company Viacom and technology company United Technologies. Holdings of mailroom equipment distributor Neopost (b)(h) (France) also hindered relative returns.

Within the fixed income portion of the fund, yield curve (y) positioning in Europe and the US, particularly the fund’s greater exposure to shifts in the long end of the yield curves, dampened performance relative to the Barclays Global Aggregate Bond Index. A greater exposure to “BBB” rated (r) bonds also hindered relative results.

The fund’s tactical overlay detracted from performance led by negative contributions from top-level allocation within stock and bond markets, specifically, by an overweight allocation to emerging market equity detracted from relative results. A long exposure to the equity markets of Turkey, Spain and Brazil and a short exposure to Mexico, via equity index futures, and a long exposure to the fixed income markets of the United Kingdom, via interest rate futures, dampened relative performance. The fund’s long position in the Norwegian krone and Canadian dollar via foreign currency exchange forward contracts, was an additional factor that weakened relative performance.

MFS Global Tactical Allocation Portfolio

Management Review – continued

Contributors to Performance

Within the equity portion of the fund, strong security selection and an overweight position in the consumer staples sector benefited performance relative to the MSCI World Index. The fund’s overweight positions in consumer products and chemical company Kao Corp (Japan), tobacco company Japan Tobacco (Japan), cosmetics company Kose and brewing company Heineken (Netherlands) contributed to relative results.

Security selection in the utilities & communications sector was also a positive factor for relative performance. Within this sector, the fund’s overweight position in telecommunications company KDDI (Japan) bolstered relative results.

Individual securities in other sectors that benefited relative results included overweight positions in shares of business system services company Nomura Research Institute (Japan), management consulting firm Accenture, real estate company Deutsche Wohen and defense contractor Lockheed Martin.

The fund’s cash and/or cash equivalents position within the equity portion of the fund also contributed to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash contributed to performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, the portion of the fund’s return derived from yield, which was greater than that of the benchmark, contributed to relative returns. The fund’s lesser exposure to the New Zealand dollar further contributed to relative results.

The fund’s currency hedge contributed to performance, particularly, by a short exposure to the euro. Country selection in developed market equities, specifically the fund’s short exposure to Canada and United States – Small Cap, and a long exposure to France aided relative results. A short exposure to the fixed income markets of Germany was an additional positive factor.

Respectfully,

Nevin Chitkara	Pablo De La Mata	Pilar Gomez-Bravo	Steven Gorham
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Richard Hawkins	Benjamin Nastou	Robert Persons	Jonathan Sage
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Natalie Shapiro	Robert Spector	Benjamin Stone	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective April 30, 2015, Jonathan Sage became a Portfolio Manager of the Fund. Effective October 31, 2015, Robert Spector became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(2.23)%	4.34%	4.95%
Service Class	8/24/01	(2.49)%	4.08%	4.69%

Comparative benchmarks
Barclays Global Aggregate Bond Index (f)		(3.15)%	0.90%	3.74%
MFS Global Tactical Allocation Blended Index (f)(w)		0.30%	5.23%	5.04%
Barclays Global Aggregate Bond Index Hedged (f)		1.02%	3.87%	4.36%
MSCI World Index (f)		(0.32)%	8.19%	5.56%

(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2015, MFS Global Tactical Allocation Blended Index was comprised of 35% MSCI World Index, 54% Barclays Global Aggregate Bond Index Hedged, and 11% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to February 8, 2010 reflects time periods when the fund (i) had a policy of investing between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed income senior securities and (ii) did not employ a tactical asset allocation overlay. The fund’s investment policies and strategies changed effective February 8, 2010.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.76%	$1,000.00	$974.14	$3.78
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$973.29	$5.02
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 33.9%
Aerospace – 1.1%
Cobham PLC	212,219	$880,913
Honeywell International, Inc.	29,322	3,036,880
Lockheed Martin Corp.	15,361	3,335,641
United Technologies Corp.	21,469	2,062,527

		$9,315,961

Airlines – 0.1%
Air Canada (a)	83,794	$618,296

Alcoholic Beverages – 0.7%
AmBev S.A., ADR	150,838	$672,737
Heineken N.V.	33,748	2,880,339
Pernod Ricard S.A.	22,183	2,522,007

		$6,075,083

Apparel Manufacturers – 0.1%
Li & Fung Ltd.	1,320,000	$890,755

Automotive – 0.5%
General Motors Co.	27,876	$948,063
Johnson Controls, Inc.	24,480	966,715
Magna International, Inc.	33,209	1,346,888
USS Co. Ltd.	46,500	699,623

		$3,961,289

Biotechnology – 0.1%
Gilead Sciences, Inc.	5,089	$514,956

Broadcasting – 0.6%
Fuji Media Holdings, Inc.	100	$1,179
Nippon Television Holdings, Inc.	39,500	718,861
Omnicom Group, Inc.	26,625	2,014,448
ProSiebenSat.1 Media AG	24,075	1,217,810
Time Warner, Inc.	14,628	945,993
Viacom, Inc., “B”	11,244	462,803

		$5,361,094

Brokerage & Asset Managers – 0.4%
BlackRock, Inc.	4,467	$1,521,103
Computershare Ltd.	47,143	397,366
Daiwa Securities Group, Inc.	85,000	519,692
Franklin Resources, Inc.	13,500	497,070

		$2,935,231

Business Services – 1.6%
Accenture PLC, “A”	35,408	$3,700,136
Amadeus IT Holding S.A.	42,479	1,870,489
Ashtead Group PLC	32,461	534,133
Bunzl PLC	57,932	1,600,302
Compass Group PLC	140,146	2,427,588
Fidelity National Information Services, Inc.	7,838	474,983
Nomura Research, Inc.	54,000	2,075,486
SGS S.A.	544	1,036,370

		$13,719,487

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – 0.3%
Comcast Corp., “A”	43,522	$2,455,946

Chemicals – 1.5%
3M Co.	26,882	$4,049,504
Givaudan S.A.	747	1,344,110
LyondellBasell Industries N.V., “A”	29,729	2,583,450
Monsanto Co.	5,929	584,125
Orica Ltd.	42,977	480,747
PPG Industries, Inc.	26,914	2,659,641
Yara International A.S.A.	15,056	648,469

		$12,350,046

Computer Software – 0.3%
Aspen Technology, Inc. (a)	11,581	$437,299
Cadence Design Systems, Inc. (a)	34,934	726,977
Oracle Corp.	41,300	1,508,689

		$2,672,965

Computer Software – Systems – 0.4%
Hon Hai Precision Industry Co. Ltd.	502,000	$1,227,799
International Business Machines Corp.	12,405	1,707,176

		$2,934,975

Construction – 0.2%
Geberit AG	2,418	$813,289
Owens Corning	16,483	775,195
Stanley Black & Decker, Inc.	4,350	464,276

		$2,052,760

Consumer Products – 1.5%
Kao Corp.	69,700	$3,576,753
Kobayashi Pharmaceutical Co. Ltd.	13,400	1,101,264
KOSE Corp.	5,900	543,145
Procter & Gamble Co.	33,208	2,637,047
Reckitt Benckiser Group PLC	25,435	2,341,265
Svenska Cellulosa Aktiebolaget	71,156	2,066,436

		$12,265,910

Containers – 0.3%
Brambles Ltd.	243,985	$2,041,684
Crown Holdings, Inc. (a)	8,049	408,084

		$2,449,768

Electrical Equipment – 0.9%
Danaher Corp.	16,894	$1,569,115
IMI PLC	36,762	463,767
Legrand S.A.	21,662	1,222,621
Pentair PLC	7,823	387,473
Siemens AG	23,348	2,265,248
Spectris PLC	27,247	722,124
Tyco International PLC	37,919	1,209,237

		$7,839,585

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 1.5%
Analog Devices, Inc.	10,760	$595,243
Halma PLC	76,340	967,553
Hirose Electric Co. Ltd.	7,800	942,681
Intel Corp.	29,748	1,024,819
NVIDIA Corp.	34,064	1,122,749
Samsung Electronics Co. Ltd.	1,312	1,400,995
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	165,579	3,766,922
Texas Instruments, Inc.	56,509	3,097,258

		$12,918,220

Energy – Independent – 0.6%
Cairn Energy PLC (a)	126,908	$295,037
EOG Resources, Inc.	7,835	554,640
Occidental Petroleum Corp.	15,385	1,040,180
Valero Energy Corp.	39,901	2,821,400

		$4,711,257

Energy – Integrated – 1.4%
Chevron Corp.	12,124	$1,090,675
China Petroleum & Chemical Corp.	1,940,000	1,164,363
Exxon Mobil Corp.	42,657	3,325,113
OAO Gazprom, ADR	119,053	441,328
Royal Dutch Shell PLC, “A”	112,786	2,533,908
Royal Dutch Shell PLC, “B”	56,248	1,284,382
Suncor Energy, Inc.	28,628	739,027
TOTAL S.A.	16,948	754,793

		$11,333,589

Engineering – Construction – 0.2%
Bouygues S.A.	12,882	$510,576
VINCI S.A.	16,489	1,057,425

		$1,568,001

Food & Beverages – 1.8%
Bunge Ltd.	11,302	$771,701
Danone S.A.	49,753	3,357,700
General Mills, Inc.	66,289	3,822,224
Nestle S.A.	67,179	4,979,553
Tyson Foods, Inc., “A”	35,674	1,902,494

		$14,833,672

Food & Drug Stores – 0.5%
Alimentation Couche-Tard, Inc., “B”	17,062	$751,063
CVS Health Corp.	37,363	3,652,981
Empire Co. Ltd.	10,664	198,375

		$4,602,419

Gaming & Lodging – 0.0%
Sands China Ltd.	68,400	$231,346

General Merchandise – 0.3%
Target Corp.	35,010	$2,542,076

Insurance – 2.1%
ACE Ltd.	9,453	$1,104,583
Aon PLC	18,209	1,679,052
Fairfax Financial Holdings Ltd.	4,386	2,082,249

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – continued
Hiscox Ltd.	55,213	$857,903
MetLife, Inc.	55,747	2,687,563
Prudential Financial, Inc.	34,549	2,812,634
Suncorp-Metway Ltd.	76,027	665,657
Swiss Re Ltd.	12,683	1,233,779
Travelers Cos., Inc.	25,712	2,901,856
Validus Holdings Ltd.	19,899	921,125
Zurich Insurance Group AG	2,858	729,246

		$17,675,647

Internet – 0.1%
Facebook, Inc., “A “ (a)	4,208	$440,409

Machinery & Tools – 0.1%
Illinois Tool Works, Inc.	11,229	$1,040,704

Major Banks – 2.2%
Bank of New York Mellon Corp.	49,012	$2,020,275
BNP Paribas	7,392	418,417
BOC Hong Kong Holdings Ltd.	376,000	1,140,890
Goldman Sachs Group, Inc.	8,693	1,566,739
HSBC Holdings PLC	354,784	2,799,755
JPMorgan Chase & Co.	60,067	3,966,224
State Street Corp.	22,155	1,470,206
Sumitomo Mitsui Financial Group, Inc.	13,300	501,707
Toronto-Dominion Bank	14,680	575,445
Wells Fargo & Co.	74,534	4,051,668

		$18,511,326

Medical Equipment – 0.6%
Abbott Laboratories	37,547	$1,686,236
Medtronic PLC	28,062	2,158,529
St. Jude Medical, Inc.	12,642	780,896

		$4,625,661

Metals & Mining – 0.2%
Rio Tinto Ltd.	52,084	$1,519,904

Natural Gas – Distribution – 0.4%
Centrica PLC	402,636	$1,293,274
Engie	112,264	1,986,815

		$3,280,089

Network & Telecom – 0.3%
Ericsson, Inc., “B”	259,096	$2,509,786

Oil Services – 0.3%
Schlumberger Ltd.	19,860	$1,385,235
Technip	17,260	852,576

		$2,237,811

Other Banks & Diversified Financials – 1.4%
Agricultural Bank of China Ltd., “H”	806,000	$327,101
American Express Co.	13,728	954,782
China Construction Bank	1,926,000	1,307,513
DBS Group Holdings Ltd.	123,300	1,443,534
DnB NOR A.S.A.	91,242	1,122,900
Hachijuni Bank Ltd.	48,000	294,565

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
ING Groep N.V.	124,970	$1,682,227
North Pacific Bank Ltd.	41,000	141,385
Sberbank of Russia, ADR	95,858	559,118
Svenska Handelsbanken AB, “A”	73,842	974,711
U.S. Bancorp	56,447	2,408,593
UBS AG	38,397	738,908

		$11,955,337

Pharmaceuticals – 4.0%
Bayer AG	22,349	$2,803,934
Bristol-Myers Squibb Co.	39,527	2,719,062
Eli Lilly & Co.	33,185	2,796,168
GlaxoSmithKline PLC	131,950	2,665,126
Johnson & Johnson (s)	47,980	4,928,506
Merck & Co., Inc.	48,419	2,557,492
Novartis AG	74,449	6,363,647
Pfizer, Inc. (s)	97,663	3,152,562
Roche Holding AG	12,265	3,380,088
Santen Pharmaceutical Co. Ltd.	70,400	1,157,759
Teva Pharmaceutical Industries Ltd., ADR	14,725	966,549

		$33,490,893

Railroad & Shipping – 0.1%
Canadian National Railway Co.	8,834	$493,644
Union Pacific Corp.	6,245	488,359

		$982,003

Real Estate – 0.4%
Deutsche Wohnen AG, REIT	102,621	$2,856,671
Medical Properties Trust, Inc., REIT	59,314	682,704

		$3,539,375

Restaurants – 0.1%
Greggs PLC	30,776	$596,162

Specialty Chemicals – 0.1%
PTT Global Chemical PLC	699,400	$971,794

Specialty Stores – 0.1%
American Eagle Outfitters, Inc.	44,492	$689,626
Esprit Holdings Ltd.	345,900	380,441

		$1,070,067

Telecommunications – Wireless – 0.8%
Advanced Info Service PLC	60,200	$254,284
KDDI Corp.	196,100	5,076,434
Vodafone Group PLC	422,200	1,365,616

		$6,696,334

Telephone Services – 1.1%
Bezeq – The Israel Telecommunication Corp. Ltd.	153,212	$337,452
BT Group PLC	385,953	2,667,402
Nippon Television Holdings, Inc.	15,000	595,527
TDC A.S.	289,137	1,434,317
Verizon Communications, Inc.	94,999	4,390,854

		$9,425,552

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Tobacco – 1.7%
Altria Group, Inc.		45,800	$2,666,018
British American Tobacco PLC		39,446	2,190,793
Imperial Tobacco Group PLC		14,510	763,162
Japan Tobacco, Inc.		67,000	2,460,048
Philip Morris International, Inc. (s)		63,229	5,558,461
Reynolds American, Inc.		17,842	823,408

			$14,461,890

Trucking – 0.4%
United Parcel Service, Inc., “B”		15,086	$1,451,726
Yamato Holdings Co. Ltd.		106,100	2,248,737

			$3,700,463

Utilities – Electric Power – 0.5%
American Electric Power Co., Inc.		48,958	$2,852,783
Endesa S.A.		18,927	379,195
Korea Electric Power Corp. (a)		16,529	701,841

			$3,933,819

Total Common Stocks (Identified Cost, $215,325,418)			$283,819,713

BONDS – 62.7%
Aerospace – 0.1%
Lockheed Martin Corp., 3.55%, 1/15/26		$749,000	$752,846

Airlines – 0.1%
Ryanair Ltd., 1.125%, 3/10/23	EUR	475,000	$492,340

Asset-Backed & Securitized – 2.7%
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.621%, 1/30/25 (z)		$1,367,000	$1,354,004
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49		1,543,853	1,569,795
CWCapital LLC, 5.223%, 8/15/48		1,792,861	1,821,398
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25 (z)		1,757,000	1,723,250
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.75%, 6/17/21 (z)		718,479	714,898
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17 (n)		686,183	685,132
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.469%, 4/25/25 (z)		1,595,000	1,567,681
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48		2,570,000	2,579,599
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.774%, 6/15/49		825,564	827,467
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.937%, 2/15/51		46,310	46,254
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.774%, 6/15/49		2,310,000	2,355,637

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.711%, 5/15/21 (z)		$1,209,381	$1,200,550
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.835%, 6/12/50		236,764	236,577
Merrill Lynch Mortgage Trust, FRN, 5.835%, 6/12/50		3,310,000	3,415,211
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48		2,271,943	2,281,997

			$22,379,450

Automotive – 0.8%
American Honda Finance Corp., 1.375%, 11/10/22	EUR	875,000	$959,854
Delphi Automotive PLC, 1.5%, 3/10/25	EUR	575,000	577,140
Delphi Automotive PLC, 4.25%, 1/15/26		$882,000	886,455
FGA Capital Ireland PLC, 2%, 10/23/19	EUR	800,000	883,475
RCI Banque S.A., 4.25%, 4/27/17	EUR	650,000	741,301
Toyota Motor Credit Corp., 1%, 3/09/21	EUR	490,000	537,553
Volkswagen Group of America Finance LLC, 2.4%, 5/22/20		$600,000	561,871
Volkswagen International Finance N.V., 3.75%, 3/29/49	EUR	550,000	554,552
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	615,000	649,927

			$6,352,128

Biotechnology – 0.1%
Life Technologies Corp., 6%, 3/01/20		$411,000	$455,799

Broadcasting – 0.3%
Discovery Communications, Inc., 1.9%, 3/19/27	EUR	1,125,000	$1,026,037
Omnicom Group, Inc., 3.65%, 11/01/24		$357,000	353,656
ProSiebenSat.1 Media AG, 2.625%, 4/15/21	EUR	715,000	802,147

			$2,181,840

Brokerage & Asset Managers – 0.4%
CME Group, Inc., 3%, 3/15/25		$1,000,000	$981,704
Intercontinental Exchange, Inc., 2.75%, 12/01/20		506,000	506,086
Intercontinental Exchange, Inc., 3.75%, 12/01/25		831,000	833,814
TD Ameritrade Holding Corp., 2.95%, 4/01/22		676,000	670,053

			$2,991,657

Building – 0.3%
CRH Finance Ltd., 3.125%, 4/03/23	EUR	700,000	$837,193
Martin Marietta Materials, Inc., 4.25%, 7/02/24		$367,000	360,367
Mohawk Industries, Inc., 6.125%, 1/15/16		558,000	558,590

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – continued
Mohawk Industries, Inc., 2%, 1/14/22	EUR	825,000	$906,879
Owens Corning, Inc., 4.2%, 12/15/22		$281,000	281,341

			$2,944,370

Business Services – 0.4%
Fidelity National Information Services, Inc., 5%, 3/15/22		$717,000	$745,230
Fidelity National Information Services, Inc., 3.875%, 6/05/24		658,000	635,398
Fidelity National Information Services, Inc., 5%, 10/15/25		607,000	626,547
Tencent Holdings Ltd., 3.8%, 2/11/25 (n)		1,470,000	1,438,061

			$3,445,236

Cable TV – 0.7%
CCO Safari II LLC, 6.384%, 10/23/35 (n)		$643,000	$648,938
Comcast Corp., 4.65%, 7/15/42		512,000	520,979
Cox Communications, Inc., 3.25%, 12/15/22 (n)		498,000	452,679
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)		886,000	885,585
NBCUniversal Media LLC, 5.15%, 4/30/20		1,166,000	1,302,392
Shaw Communications, Inc., 5.65%, 10/01/19	CAD	674,000	539,590
Sky PLC, 2.5%, 9/15/26	EUR	700,000	771,745
Time Warner Cable, Inc., 5.75%, 6/02/31	GBP	350,000	511,295
Time Warner Cable, Inc., 5.25%, 7/15/42	GBP	100,000	129,373

			$5,762,576

Chemicals – 0.2%
CF Industries, Inc., 5.15%, 3/15/34		$604,000	$531,017
LyondellBasell Industries N.V., 5%, 4/15/19		903,000	960,586

			$1,491,603

Computer Software – Systems – 0.3%
Apple, Inc., 2.7%, 5/13/22		$1,582,000	$1,593,862
Apple, Inc., 3.6%, 7/31/42	GBP	650,000	943,744

			$2,537,606

Conglomerates – 0.2%
DH Europe Finance S.A., 1%, 7/08/19	EUR	450,000	$495,771
General Electric Co., 1.25%, 5/26/23	EUR	325,000	353,603
Smiths Group PLC, 1.25%, 4/28/23	EUR	825,000	850,953

			$1,700,327

Consumer Products – 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)		$577,000	$589,101
Whirlpool Corp., 0.625%, 3/12/20	EUR	375,000	399,414

			$988,515

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Consumer Services – 0.2%
Priceline Group, Inc., 2.15%, 11/25/22	EUR	310,000	$337,277
Priceline Group, Inc., 3.65%, 3/15/25		$686,000	667,720
Priceline Group, Inc., 1.8%, 3/03/27	EUR	450,000	432,874
Visa, Inc., 4.15%, 12/14/35		$690,000	696,552

			$2,134,423

Defense Electronics – 0.1%
BAE Systems PLC, 4.125%, 6/08/22	GBP	350,000	$547,084

Electronics – 0.2%
Tyco Electronics Group S.A., 2.375%, 12/17/18		$778,000	$777,030
Tyco Electronics Group S.A., 1.1%, 3/01/23	EUR	850,000	894,599

			$1,671,629

Emerging Market Quasi-Sovereign – 0.9%
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)		$1,489,000	$1,439,836
Comision Federal de Electricidad, 4.875%, 1/15/24		669,000	658,965
Empresa Nacional del Petroleo, 6.25%, 7/08/19		619,000	665,793
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)		1,570,000	1,537,375
Petroleos Mexicanos, 5.5%, 1/21/21		664,000	669,777
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24 (n)		2,180,000	2,283,186

			$7,254,932

Emerging Market Sovereign – 1.1%
Republic of Indonesia, 2.875%, 7/08/21 (z)	EUR	500,000	$537,615
Republic of Peru, 7.35%, 7/21/25		$1,984,000	2,487,440
United Mexican States, 6.5%, 6/10/21	MXN	91,800,000	5,510,418
United Mexican States, 3.625%, 3/15/22		$140,000	140,840
United Mexican States, 1.625%, 3/06/24	EUR	275,000	285,578

			$8,961,891

Energy – Independent – 0.0%
Pioneer Natural Resources Co., 7.5%, 1/15/20		$212,000	$225,205

Energy – Integrated – 0.3%
Chevron Corp., 3.326%, 11/17/25		$290,000	$292,091
Shell International Finance B.V., 2.125%, 5/11/20		1,823,000	1,793,584
TOTAL S.A., 2.625% to 2/26/25, FRN to 12/29/49	EUR	500,000	478,849

			$2,564,524

Entertainment – 0.1%
Carnival Corp., 1.875%, 11/07/22	EUR	820,000	$885,553

Financial Institutions – 0.1%
International Lease Finance Corp., 7.125%, 9/01/18 (n)		$859,000	$941,679

Issuer	Shares/Par		Value ($)

BONDS – continued
Food & Beverages – 1.2%
Coca-Cola Co., 0.75%, 3/09/23	EUR	425,000	$449,649
Coca-Cola Co., 1.125%, 3/09/27	EUR	350,000	355,182
Coca-Cola Enterprises, Inc., 1.875%, 3/18/30	EUR	600,000	576,865
J.M. Smucker Co., 2.5%, 3/15/20		$1,515,000	1,504,354
J.M. Smucker Co., 4.375%, 3/15/45		272,000	264,633
Kraft Heinz Co., 5%, 7/15/35 (n)		308,000	315,576
Kraft Heinz Foods Co., 3.5%, 7/15/22 (n)		605,000	609,240
Mead Johnson Nutrition Co., 3%, 11/15/20		800,000	800,118
PepsiCo, Inc., 2.15%, 10/14/20		2,097,000	2,088,224
PepsiCo, Inc., 3.1%, 7/17/22		1,671,000	1,713,743
SABMiller Holdings, Inc., 1.875%, 1/20/20	EUR	140,000	158,325
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)		$342,000	351,764
Tyson Foods, Inc., 5.15%, 8/15/44		239,000	249,587
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		409,000	412,929

			$9,850,189

Food & Drug Stores – 0.4%
CVS Health Corp., 3.375%, 8/12/24		$820,000	$811,916
CVS Health Corp., 4.875%, 7/20/35		364,000	375,980
CVS Health Corp., 5.75%, 6/01/17		750,000	794,134
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19		1,164,000	1,162,304
Walgreens Boots Alliance, Inc., 2.875%, 11/20/20	GBP	260,000	380,759

			$3,525,093

Forest & Paper Products – 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)		$1,090,000	$1,202,717

Gaming & Lodging – 0.3%
InterContinental Hotels Group PLC, 3.75%, 8/14/25	GBP	410,000	$600,884
Whitbread PLC, 3.375%, 10/16/25	GBP	350,000	509,908
Wyndham Worldwide Corp., 2.5%, 3/01/18		$742,000	738,987
Wyndham Worldwide Corp., 5.625%, 3/01/21		400,000	430,212

			$2,279,991

Insurance – 0.6%
AIA Group Ltd., 3.2%, 3/11/25 (n)		$500,000	$482,606
Allianz SE, 2.241%, 7/07/45	EUR	600,000	599,220
American International Group, Inc., 3.75%, 7/10/25		$1,038,000	1,029,326
American International Group, Inc., 4.875%, 6/01/22		887,000	958,531
Aviva PLC, 3.375%, 12/04/45	EUR	600,000	621,236
CNP Assurances S.A., 6% to 9/14/20, FRN to 9/14/40	EUR	600,000	727,362

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – continued
Delta Lloyd N.V., FRN, 9%, 8/29/42	EUR	650,000	$819,763

			$5,238,044

Insurance – Health – 0.2%
UnitedHealth Group, Inc., 2.7%, 7/15/20		$1,561,000	$1,577,967

Insurance – Property & Casualty – 0.4%
ACE INA Holdings, Inc., 2.3%, 11/03/20		$267,000	$265,200
Amlin PLC, 6.5% to 12/19/16, FRN to 12/19/26	GBP	300,000	451,105
Berkshire Hathaway, Inc., 1.625%, 3/16/35	EUR	400,000	363,718
Berkshire Hathaway, Inc., 4.5%, 2/11/43		$400,000	402,463
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67		1,010,000	969,933
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18		505,000	509,926
QBE Capital Funding III Ltd., 7.5% to 5/24/21, FRN to 5/24/41	GBP	400,000	643,159

			$3,605,504

International Market Quasi-Sovereign – 0.9%
Electricite de France S.A., 5.375% to 1/29/25, FRN to 1/29/49	EUR	400,000	$437,160
Electricite de France S.A., 6% to 1/29/26, FRN to 12/29/49	GBP	500,000	705,655
ESB Finance Ltd., 2.125%, 6/08/27	EUR	600,000	659,876
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)		$710,000	747,687
Statoil A.S.A., 4.25%, 11/23/41		1,260,000	1,187,701
Statoil A.S.A., FRN, 0.651%, 5/15/18		759,000	754,495
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)		2,880,000	2,815,687

			$7,308,261

International Market Sovereign – 24.8%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	11,189,000	$9,558,258
Commonwealth of Australia, 3.75%, 4/21/37	AUD	1,208,000	920,642
Federal Republic of Germany, 1.75%, 2/15/24	EUR	2,100,000	2,531,377
Federal Republic of Germany, 6.25%, 1/04/30	EUR	700,000	1,287,158
Federal Republic of Germany, 2.5%, 7/04/44	EUR	1,661,000	2,248,584
Government of Canada, 4.25%, 6/01/18	CAD	4,927,000	3,879,750
Government of Canada, 2.5%, 6/01/24	CAD	332,000	263,100
Government of Canada, 5.75%, 6/01/33	CAD	3,810,000	4,258,516
Government of Canada, 4%, 6/01/41	CAD	1,043,000	1,023,741

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Government of Japan, 1.1%, 6/20/20	JPY	1,773,600,000	$15,459,736
Government of Japan, 2.1%, 9/20/24	JPY	1,776,000,000	17,231,611
Government of Japan, 2.2%, 9/20/27	JPY	1,329,450,000	13,362,966
Government of Japan, 1.7%, 9/20/32	JPY	180,000,000	1,723,744
Government of Japan, 1.5%, 3/20/34	JPY	863,000,000	7,952,567
Government of Japan, 2.4%, 3/20/37	JPY	304,200,000	3,175,985
Government of Japan, 1.8%, 3/20/43	JPY	699,400,000	6,590,810
Government of Japan, 2%, 3/20/52	JPY	175,000,000	1,724,419
Government of New Zealand, 5.5%, 4/15/23	NZD	5,811,000	4,557,456
Government of Norway, 3.75%, 5/25/21	NOK	42,743,000	5,515,572
Government of Norway, 3%, 3/14/24	NOK	24,778,000	3,150,278
Kingdom of Belgium, 4%, 3/28/32	EUR	2,233,000	3,247,257
Kingdom of Denmark, 1.5%, 11/15/23	DKK	10,754,000	1,672,047
Kingdom of Spain, 5.5%, 7/30/17	EUR	7,517,000	8,871,208
Kingdom of Spain, 4.6%, 7/30/19	EUR	5,857,000	7,313,442
Kingdom of Spain, 5.4%, 1/31/23	EUR	3,824,000	5,319,103
Kingdom of Spain, 5.15%, 10/31/28	EUR	2,115,000	3,060,145
Kingdom of Sweden, 3.5%, 6/01/22	SEK	13,530,000	1,892,657
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	1,932,000	3,168,587
Republic of Austria, 1.75%, 10/20/23	EUR	1,673,000	1,988,411
Republic of France, 1.75%, 5/25/23	EUR	3,148,000	3,721,049
Republic of France, 6%, 10/25/25	EUR	3,951,000	6,356,568
Republic of France, 4.75%, 4/25/35	EUR	1,505,000	2,445,755
Republic of France, 4.5%, 4/25/41	EUR	1,777,000	2,931,380
Republic of Iceland, 4.875%, 6/16/16 (n)		$1,518,000	1,540,787
Republic of Ireland, 5.4%, 3/13/25	EUR	49,000	72,865
Republic of Italy, 5.25%, 8/01/17	EUR	8,934,000	10,516,813
Republic of Italy, 3.75%, 3/01/21	EUR	10,531,000	13,217,439
Republic of Italy, 5.5%, 9/01/22	EUR	4,811,000	6,724,122
Republic of Italy, 4.75%, 9/01/28	EUR	2,115,000	3,027,929
United Kingdom Treasury, 5%, 3/07/18	GBP	2,069,000	3,336,630
United Kingdom Treasury, 4.25%, 12/07/27	GBP	1,649,000	2,981,808
United Kingdom Treasury, 4.25%, 3/07/36	GBP	1,509,000	2,806,733
United Kingdom Treasury, 3.25%, 1/22/44	GBP	1,878,000	3,081,421
United Kingdom Treasury, 3.75%, 7/22/52	GBP	799,000	1,507,872
United Kingdom Treasury, 4%, 1/22/60	GBP	344,000	712,945

			$207,931,243

Local Authorities – 0.1%
Province of Alberta, 1.25%, 6/01/20	CAD	489,000	$351,990
Province of Manitoba, 4.15%, 6/03/20	CAD	430,000	347,655

			$699,645

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Major Banks – 3.4%
ABN AMRO Bank N.V., 1.8%, 6/04/18 (n)		$1,560,000	$1,546,576
ABN AMRO North America Finance, Inc., 7.125%, 7/06/22	EUR	450,000	613,601
Bank of America Corp., 1.75%, 6/05/18		$750,000	745,784
Bank of America Corp., 7.625%, 6/01/19		690,000	798,453
Bank of America Corp., 4.1%, 7/24/23		500,000	517,201
Bank of America Corp., 4.125%, 1/22/24		757,000	782,264
Bank of America Corp., 3.95%, 4/21/25		1,545,000	1,504,612
Barclays Bank PLC, 6%, 1/14/21	EUR	398,000	518,245
Barclays Bank PLC, 6.75% to 1/16/18, FRN to 1/16/23	GBP	350,000	551,699
Credit Agricole S.A., 7.375%, 12/18/23	GBP	300,000	546,142
Credit Suisse Group AG, 6.5%, 8/08/23 (n)		$1,265,000	1,363,038
Goldman Sachs Group, Inc., 5.75%, 1/24/22		1,486,000	1,690,055
Goldman Sachs Group, Inc., 3.5%, 1/23/25		831,000	817,352
HSBC Bank PLC, FRN, 1.001%, 5/15/18 (n)		1,833,000	1,825,954
ING Bank N.V., 5.8%, 9/25/23 (n)		1,192,000	1,295,169
ING Bank N.V., 3.5% to 11/21/18, FRN to 11/21/23	EUR	700,000	803,467
JPMorgan Chase & Co., 4.25%, 10/15/20		$1,579,000	1,675,797
JPMorgan Chase & Co., 3.125%, 1/23/25		557,000	541,901
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49		761,000	829,490
Morgan Stanley, 2.2%, 12/07/18		751,000	751,488
Morgan Stanley, 5.5%, 7/28/21		850,000	952,776
Morgan Stanley, 3.95%, 4/23/27		636,000	617,553
Morgan Stanley, 4.3%, 1/27/45		413,000	393,786
Nationwide Building Society, 1.25%, 3/03/25	EUR	470,000	492,955
PNC Bank N.A., 2.6%, 7/21/20		$873,000	873,004
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/49		1,510,000	1,606,263
Regions Financial Corp., 2%, 5/15/18		908,000	901,642
Royal Bank of Scotland Group PLC, 5.5%, 3/23/20	EUR	450,000	584,961
Wells Fargo & Co., 4.1%, 6/03/26		$1,680,000	1,695,953
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49		374,000	377,273

			$28,214,454

Medical & Health Technology & Services – 0.2%
Becton, Dickinson and Co., 3.734%, 12/15/24		$459,000	$463,213
Laboratory Corp. of America Holdings, 3.2%, 2/01/22		1,025,000	1,006,347
Laboratory Corp. of America Holdings, 4.7%, 2/01/45		541,000	496,802

			$1,966,362

Issuer	Shares/Par		Value ($)

BONDS – continued
Medical Equipment – 0.3%
Medtronic, Inc., 3.5%, 3/15/25		$1,853,000	$1,874,938
Zimmer Holdings, Inc., 4.25%, 8/15/35		722,000	673,074

			$2,548,012

Metals & Mining – 0.6%
Cameco Corp., 5.67%, 9/02/19	CAD	679,000	$541,939
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/23		$585,000	368,550
Glencore Finance (Europe) S.A., 6.5%, 2/27/19	GBP	250,000	340,264
Glencore Finance (Europe) S.A., 1.25%, 3/17/21	EUR	860,000	679,618
Kinross Gold Corp., 5.95%, 3/15/24		$746,000	492,360
Southern Copper Corp., 6.75%, 4/16/40		355,000	303,321
Southern Copper Corp., 5.25%, 11/08/42		754,000	543,714
Southern Copper Corp., 5.875%, 4/23/45		1,510,000	1,155,494
Xstrata Finance (Canada) Ltd., 5.25%, 6/13/17	EUR	450,000	476,655

			$4,901,915

Midstream – 0.8%
APT Pipelines Ltd., 5%, 3/23/35 (n)		$705,000	$637,649
Dominion Gas Holdings LLC, 2.8%, 11/15/20		764,000	766,554
Energy Transfer Partners LP, 3.6%, 2/01/23		745,000	613,678
Enterprise Products Operating LLC, 1.65%, 5/07/18		1,250,000	1,219,401
Enterprise Products Operating LLC, 3.9%, 2/15/24		513,000	478,818
Enterprise Products Operating LLC, 4.85%, 3/15/44		231,000	186,892
Kinder Morgan (Delaware), Inc., 5.55%, 6/01/45		118,000	92,148
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44		967,000	730,768
Kinder Morgan, Inc., 2.25%, 3/16/27	EUR	375,000	292,200
Pembina Pipeline Corp., 4.81%, 3/25/44	CAD	793,000	516,674
Sunoco Logistics Partners LP, 5.3%, 4/01/44		$305,000	226,984
Williams Cos., Inc., 3.7%, 1/15/23		1,400,000	967,063

			$6,728,829

Mortgage-Backed – 3.7%
Fannie Mae, 5.441%, 2/01/16		$5,838	$5,830
Fannie Mae, 5.406%, 4/01/16		153,056	153,033
Fannie Mae, 5.735%, 7/01/16		472,165	473,401
Fannie Mae, 5.05%, 1/01/17		456,392	466,210
Fannie Mae, 5.599%, 1/01/17		111	111
Fannie Mae, 5.324%, 6/01/18		479,246	512,521
Fannie Mae, 3.851%, 7/01/18		1,268,638	1,333,710
Fannie Mae, 4.57%, 5/01/19		224,782	241,906

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.6%, 9/01/19		$589,170	$635,978
Fannie Mae, 4.45%, 10/01/19		411,740	444,143
Fannie Mae, 5%, 12/01/20 - 8/01/40		3,529,162	3,908,478
Fannie Mae, 4.5%, 7/01/23 - 10/01/40		3,560,519	3,869,742
Fannie Mae, 4%, 3/01/25 - 2/01/41		1,951,305	2,071,195
Fannie Mae, 5.5%, 11/01/36 - 4/01/37		406,032	455,277
Fannie Mae, 6%, 9/01/37 - 6/01/38		642,051	727,296
Fannie Mae, 3.5%, 5/01/43		2,996,981	3,105,056
Freddie Mac, 4%, 9/01/44		2,578,479	2,725,548
Freddie Mac, 3.882%, 11/25/17		278,000	288,632
Freddie Mac, 2.699%, 5/25/18		705,000	720,417
Freddie Mac, 2.323%, 10/25/18		447,000	453,506
Freddie Mac, 5.085%, 3/25/19		30,000	32,644
Freddie Mac, 4.186%, 8/25/19		650,000	697,717
Freddie Mac, 2.757%, 5/25/20		183,109	186,709
Freddie Mac, 3.32%, 7/25/20		927,279	952,914
Freddie Mac, 4%, 7/01/25		312,793	330,357
Freddie Mac, 5.5%, 5/01/34 - 7/01/37		94,696	105,304
Freddie Mac, 5%, 10/01/36 - 10/01/38		644,224	704,432
Freddie Mac, 4.5%, 5/01/40		440,506	475,090
Ginnie Mae, 5%, 5/15/40		243,613	269,700
Ginnie Mae, 3.5%, 6/20/43		2,209,878	2,309,268
Ginnie Mae, TBA, 3.5%, 1/01/46		2,475,000	2,579,234

			$31,235,359

Natural Gas – Distribution – 0.2%
Engie, 3% to 6/02/19, FRN to 6/29/49	EUR	500,000	$541,745
GNL Quintero S.A., 4.634%, 7/31/29 (n)		$1,420,000	1,342,001

			$1,883,746

Network & Telecom – 0.8%
AT&T, Inc., 2.45%, 6/30/20		$739,000	$728,065
British Telecom PLC, 5.75%, 12/07/28	GBP	250,000	445,003
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26 (n)		$1,720,000	1,609,158
Orange S.A., 4% to 10/01/21, FRN to 10/29/49	EUR	800,000	857,924
Verizon Communications, Inc., 4.5%, 9/15/20		$997,000	1,071,332
Verizon Communications, Inc., 2.625%, 12/01/31	EUR	600,000	650,696
Verizon Communications, Inc., 6.4%, 9/15/33		$1,095,000	1,247,565

			$6,609,743

Oils – 0.1%
Marathon Petroleum Corp., 3.625%, 9/15/24		$500,000	$466,171
Valero Energy Corp., 4.9%, 3/15/45		977,000	814,225

			$1,280,396

Other Banks & Diversified Financials – 1.7%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$1,510,000	$1,577,950
Banque Federative du Credit Mutuel S.A., 3%, 5/21/24	EUR	500,000	565,922

Issuer	Shares/Par		Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)		$1,604,000	$1,764,400
BBVA Subordinated Capital S.A.U., 3.5% to 4/11/19, FRN to 4/11/24	EUR	600,000	676,160
BPCE S.A., 4.5%, 3/15/25 (n)		$384,000	368,560
Capital One Bank (USA) N.A., 3.375%, 2/15/23		978,000	957,493
Citigroup, Inc., 3.75%, 6/16/24		750,000	763,850
Discover Bank, 7%, 4/15/20		1,971,000	2,244,492
Discover Bank, 3.1%, 6/04/20		501,000	502,372
Intesa Sanpaolo S.p.A, 1.125%, 3/04/22	EUR	650,000	687,287
Intesa Sanpaolo S.p.A., 5.25%, 1/28/22	GBP	450,000	732,285
KBC Groep N.V., 2.375% to 11/25/19, FRN to 11/25/24	EUR	600,000	669,517
KBC Groep N.V., FRN, 1.875%, 3/11/27	EUR	300,000	317,381
Rabobank Nederland N.V., 4%, 9/19/22	GBP	350,000	553,811
Svenska Handelsbanken AB, FRN, 1.019%, 3/21/16		$2,150,000	2,149,409

			$14,530,889

Personal Computers & Peripherals – 0.1%
Equifax, Inc., 3.3%, 12/15/22		$717,000	$715,029

Pharmaceuticals – 1.1%
AbbVie, Inc., 1.75%, 11/06/17		$750,000	$748,583
AbbVie, Inc., 2.5%, 5/14/20		2,069,000	2,048,546
Actavis Funding SCS, 4.85%, 6/15/44		117,000	115,809
Allergan PLC, 1.875%, 10/01/17		802,000	801,027
Bayer AG, 3% to 7/01/20, FRN to 7/01/75	EUR	605,000	658,060
Bayer AG, 2.375%, 4/02/75	EUR	425,000	433,308
Biogen, Inc., 5.2%, 9/15/45		$691,000	691,198
Celgene Corp., 2.875%, 8/15/20		1,479,000	1,468,427
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)		898,000	940,850
Gilead Sciences, Inc., 2.35%, 2/01/20		448,000	448,387
Gilead Sciences, Inc., 4.75%, 3/01/46		559,000	565,355
Mylan, Inc., 2.55%, 3/28/19		319,000	314,834

			$9,234,384

Printing & Publishing – 0.1%
Moody’s Corp., 4.875%, 2/15/24		$750,000	$798,353

Real Estate – Apartment – 0.2%
Deutsche Wohnen AG, REIT, 1.375%, 7/24/20	EUR	500,000	$547,069
Vonovia Finance B.V., FRN, 4%, 12/29/49	EUR	600,000	632,488
Vonovia SE, 2.125%, 7/09/22	EUR	550,000	602,006

			$1,781,563

Real Estate – Office – 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$950,000	$925,400

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Real Estate – Retail – 0.2%
Hammerson PLC, REIT, 2.75%, 9/26/19	EUR	450,000	$520,967
Simon Property Group, Inc., REIT, 5.65%, 2/01/20		$750,000	840,590

			$1,361,557

Restaurants – 0.1%
McDonald’s Corp., 4.875%, 12/09/45		$875,000	$879,712

Retailers – 0.4%
Dollar General Corp., 4.125%, 7/15/17		$742,000	$761,982
Dollar General Corp., 4.15%, 11/01/25		425,000	422,480
Gap, Inc., 5.95%, 4/12/21		1,307,000	1,383,286
Home Depot, Inc., 2.625%, 6/01/22		695,000	694,356
Marks & Spencer Group PLC, 4.75%, 6/12/25	GBP	300,000	476,992

			$3,739,096

Specialty Chemicals – 0.0%
Ecolab, Inc., 2.625%, 7/08/25	EUR	325,000	$370,841

Supermarkets – 0.2%
Carrefour S.A., 1.75%, 7/15/22	EUR	475,000	$533,846
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	680,000	551,431
William Morrison Supermarkets PLC, 3.5%, 7/27/26	GBP	300,000	398,073

			$1,483,350

Supranational – 0.1%
International Bank for Reconstruction and Development, 4.25%, 6/24/25	AUD	465,000	$363,499
International Finance Corp., 3.25%, 7/22/19	AUD	675,000	501,580

			$865,079

Telecommunications – Wireless – 0.3%
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	800,000	$1,046,818
American Tower Corp., REIT, 4.7%, 3/15/22		$327,000	343,872
American Tower Corp., REIT, 3.5%, 1/31/23		812,000	794,179
SBA Tower Trust, 2.898%, 10/15/44 (n)		349,000	341,109

			$2,525,978

Telephone Services – 0.1%
TDC A.S., 1.75%, 2/27/27	EUR	400,000	$376,541
TELUS Corp., 5.05%, 7/23/20	CAD	687,000	554,103

			$930,644

Tobacco – 0.6%
B.A.T. International Finance PLC, 0.875%, 10/13/23	EUR	500,000	$514,005
B.A.T. International Finance PLC, 2%, 3/13/45	EUR	450,000	395,978
Imperial Tobacco Finance PLC, 4.25%, 7/21/25 (n)		$1,349,000	1,369,135
Reynolds American, Inc., 8.125%, 6/23/19		327,000	384,842

Issuer	Shares/Par		Value ($)

BONDS – continued
Tobacco – continued
Reynolds American, Inc., 3.25%, 6/12/20		$493,000	$501,088
Reynolds American, Inc., 4%, 6/12/22		351,000	365,130
Reynolds American, Inc., 4.45%, 6/12/25		258,000	269,976
Reynolds American, Inc., 5.7%, 8/15/35		819,000	897,300

			$4,697,454

Transportation – Services – 0.4%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)		$376,000	$380,569
ERAC USA Finance LLC, 7%, 10/15/37 (n)		824,000	1,003,006
Heathrow Funding Ltd., 4.625%, 10/31/48	GBP	225,000	360,759
HIT Finance B.V., 4.875%, 10/27/21	EUR	500,000	647,336
Stagecoach Group PLC, 4%, 9/29/25	GBP	600,000	886,234

			$3,277,904

U.S. Government Agencies and Equivalents – 0.3%
Small Business Administration, 5.09%, 10/01/25		$13,285	$14,364
Small Business Administration, 5.21%, 1/01/26		491,328	529,716
Small Business Administration, 5.31%, 5/01/27		143,783	158,236
Small Business Administration, 2.22%, 3/01/33		1,941,567	1,915,858

			$2,618,174

U.S. Treasury Obligations – 7.0%
U.S. Treasury Bonds, 4.5%, 8/15/39 (f)		$5,392,000	$6,888,275
U.S. Treasury Bonds, 3.625%, 2/15/44		3,153,000	3,540,094
U.S. Treasury Notes, 1.125%, 6/15/18		17,000,000	16,962,260
U.S. Treasury Notes, 3.5%, 5/15/20 (f)		19,390,000	20,854,158
U.S. Treasury Notes, 1.75%, 5/15/22		4,560,000	4,485,832
U.S. Treasury Notes, 2%, 2/15/25 (f)		5,828,000	5,696,573

			$58,427,192

Utilities – Electric Power – 0.9%
CMS Energy Corp., 5.05%, 3/15/22		$954,000	$1,038,147
E.CL S.A., 4.5%, 1/29/25 (n)		1,180,000	1,161,270
E.ON International Finance B.V., 6.375%, 6/07/32	GBP	350,000	618,395
EDP Finance B.V., 4.9%, 10/01/19 (n)		$450,000	463,412
EDP Finance B.V., 4.125%, 1/20/21	EUR	500,000	586,166
Enel Finance International N.V., 1.966%, 1/27/25	EUR	600,000	666,945
Enel Finance International N.V., 4.875%, 3/11/20	EUR	500,000	634,310
Enel Finance International N.V., 5.625%, 8/14/24	GBP	200,000	344,885
Enel S.p.A., 6.25%, 6/20/19	GBP	450,000	748,998
PPL Capital Funding, Inc., 5%, 3/15/44		$473,000	487,636

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	$280,000	$305,524
Transelec S.A., 4.25%, 1/14/25 (n)	201,000	196,936

		$7,252,624

Total Bonds (Identified Cost, $549,117,496)		$524,665,906

CONVERTIBLE PREFERRED STOCKS – 0.1%
Pharmaceuticals – 0.0%
Allergan PLC, 5.5%	225	$231,791

Telephone Services – 0.0%
Frontier Communications Corp., 11.125%	2,503	$229,225

Utilities – Electric Power – 0.1%
Exelon Corp., 6.5%	18,493	$748,412

Total Convertible Preferred Stocks (Identified Cost, $1,319,102)		$1,209,428

PREFERRED STOCKS – 0.4%
Consumer Products – 0.3%
Henkel AG & Co. KGaA	24,152	$2,692,273

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – continued
Telephone Services – 0.1%
Telecom Italia S.p.A.	381,872	$390,589

Total Preferred Stocks (Identified Cost, $1,644,308)		$3,082,862

Issuer/Expiration Date/Strike Price	Number of Contracts
PUT OPTIONS PURCHASED – 0.0%
Russell 2000 Index – March 2016 @ $900 (Premiums Paid, $88,693)	150	$42,000

Issuer	Shares/Par
MONEY MARKET FUNDS – 1.9%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	15,979,526	$15,979,526

Total Investments (Identified Cost, $783,474,543)		$828,799,435

OTHER ASSETS, LESS LIABILITIES – 1.0%		8,173,876

NET ASSETS – 100.0%		$836,973,311

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $38,872,831, representing 4.6% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At December 31, 2015, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.621%, 1/30/25	9/26/14	$1,359,453	$1,354,004
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25	9/26/14	1,734,049	1,723,250
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.75%, 6/17/21	4/08/15	714,023	714,898
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.469%, 4/25/25	9/26/14	1,578,038	1,567,681
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.711%, 5/15/21	4/08/15	1,202,192	1,200,550
Republic of Indonesia, 2.875%, 7/08/21	7/02/14	679,139	537,615
Total Restricted Securities			$7,097,998
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Sheqel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

ZAR	South African Rand

Derivative Contracts at 12/31/15

Forward Foreign Currency Exchange Contracts at 12/31/15

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Credit Suisse Group	2,035,000	1/15/16	$1,521,327	$1,470,719	$50,608
SELL	CAD	Deutsche Bank AG	994,000	1/15/16	743,065	718,376	24,689
SELL	CAD	Goldman Sachs International	9,536,000	1/15/16	7,142,583	6,891,783	250,800
SELL	CAD	JPMorgan Chase Bank N.A.	9,671,500	1/15/16-3/18/16	7,085,665	6,990,787	94,878
SELL	CAD	Merrill Lynch International	4,374,751	1/15/16	3,336,945	3,161,686	175,259
SELL	CHF	JPMorgan Chase Bank N.A.	47,239,649	3/18/16	47,939,567	47,311,236	628,331
SELL	DKK	Goldman Sachs International	968,554	1/15/16	146,617	141,084	5,533
SELL	DKK	JPMorgan Chase Bank N.A.	10,498,333	3/18/16	1,551,615	1,532,159	19,456
BUY	EUR	Citibank N.A.	1,444,198	1/15/16	1,534,417	1,569,885	35,468
BUY	EUR	Deutsche Bank AG	5,918,000	1/15/16	6,328,267	6,433,035	104,768
BUY	EUR	Goldman Sachs International	1,255,000	1/15/16	1,327,530	1,364,221	36,691
SELL	EUR	Citibank N.A.	581,680	1/15/16	640,726	632,303	8,423
SELL	EUR	Deutsche Bank AG	5,374,000	3/18/16	5,924,674	5,851,002	73,672
SELL	EUR	Goldman Sachs International	102,807,862	1/15/16-3/18/16	112,739,814	111,922,434	817,380
SELL	EUR	JPMorgan Chase Bank N.A.	30,223,688	3/18/16	33,302,544	32,906,373	396,171
SELL	EUR	Merrill Lynch International	3,580,245	1/15/16	3,977,360	3,891,829	85,531
SELL	EUR	Morgan Stanley Capital Services, Inc.	98,000	1/15/16	107,152	106,529	623
SELL	GBP	Citibank N.A.	825,000	1/15/16	1,245,980	1,216,250	29,730
SELL	GBP	Credit Suisse Group	1,816,000	1/15/16	2,742,549	2,677,224	65,325
SELL	GBP	Goldman Sachs International	2,826,378	1/15/16	4,276,954	4,166,767	110,187
SELL	GBP	JPMorgan Chase Bank N.A.	54,231,819	1/15/16-3/18/16	82,363,213	79,957,832	2,405,381
SELL	ILS	JPMorgan Chase Bank N.A.	2,517,156	3/18/16	654,399	647,887	6,512
BUY	INR	JPMorgan Chase Bank N.A.	29,167,000	2/04/16	438,272	438,731	459
BUY	JPY	Barclays Bank PLC	127,848,000	1/15/16	1,039,093	1,063,932	24,839
BUY	JPY	Credit Suisse Group	159,810,000	1/15/16	1,298,769	1,329,915	31,146

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/15 - continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	JPY	Goldman Sachs International	409,102,000	1/15/16	$3,323,675	$3,404,485	$80,810
BUY	JPY	JPMorgan Chase Bank N.A.	191,772,000	1/15/16	1,558,434	1,595,897	37,463
SELL	MXN	Goldman Sachs International	66,403,975	1/15/16	3,971,732	3,850,142	121,590
BUY	MYR	BNP Paribas S.A.	6,661,756	1/19/16	1,546,476	1,549,963	3,487
SELL	NOK	Goldman Sachs International	71,878,127	1/15/16	8,638,232	8,119,586	518,646
BUY	NZD	Goldman Sachs International	20,248,360	1/15/16	13,257,100	13,841,066	583,966
BUY	NZD	Westpac Banking Corp.	5,637,288	1/15/16	3,660,460	3,853,452	192,992
BUY	SEK	Deutsche Bank AG	44,482,000	1/15/16	5,248,490	5,270,984	22,494
BUY	SEK	Goldman Sachs International	46,414,807	3/18/16	5,472,992	5,509,974	36,982
BUY	SGD	Barclays Bank PLC	1,505,000	1/15/16	1,056,406	1,061,030	4,624
SELL	SGD	JPMorgan Chase Bank N.A.	1,238,213	3/18/16	876,152	871,196	4,956
BUY	TRY	JPMorgan Chase Bank N.A.	2,638,000	1/15/16	864,125	901,674	37,549

							$7,127,419

Liability Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	12,965,816	3/18/16	$9,419,276	$9,414,255	$(5,021)
SELL	AUD	Goldman Sachs International	1,293,970	1/15/16	930,451	942,464	(12,013)
SELL	AUD	Westpac Banking Corp.	5,032,339	1/15/16	3,615,031	3,665,309	(50,278)
BUY	CAD	Goldman Sachs International	12,186,912	1/15/16	9,113,653	8,807,630	(306,023)
BUY	CAD	Merrill Lynch International	7,216,000	1/15/16	5,475,619	5,215,091	(260,528)
BUY	CHF	UBS AG	4,232,000	1/15/16	4,359,943	4,227,007	(132,936)
BUY	CZK	Morgan Stanley Capital Services, Inc.	15,672,000	1/15/16	653,845	630,463	(23,382)
BUY	EUR	Barclays Bank PLC	1,666,000	1/15/16	1,894,814	1,810,990	(83,824)
BUY	EUR	Deutsche Bank AG	8,736,044	1/15/16-3/17/16	9,716,022	9,506,539	(209,483)
BUY	EUR	Goldman Sachs International	6,845,264	1/15/16	7,629,748	7,440,998	(188,750)
BUY	EUR	JPMorgan Chase Bank N.A.	3,983,000	1/15/16	4,451,626	4,329,635	(121,991)
SELL	EUR	BNP Paribas S.A.	248,724	1/15/16	264,066	270,370	(6,304)
SELL	EUR	Citibank N.A.	1,175,486	1/15/16	1,250,755	1,277,786	(27,031)
SELL	EUR	Deutsche Bank AG	309,086	1/15/16	329,406	335,985	(6,579)
SELL	EUR	Goldman Sachs International	8,782,415	1/15/16	9,453,854	9,546,736	(92,882)
SELL	EUR	Morgan Stanley Capital Services, Inc.	3,470,472	1/15/16	3,765,675	3,772,502	(6,827)
BUY	GBP	BNP Paribas S.A.	3,399,916	1/15/16	5,173,558	5,012,301	(161,257)
BUY	GBP	Citibank N.A.	135,000	1/15/16	207,327	199,023	(8,304)
BUY	GBP	Goldman Sachs International	4,270,044	1/15/16	6,557,935	6,295,081	(262,854)
BUY	GBP	Morgan Stanley Capital Services, Inc.	969,601	1/15/16	1,492,071	1,429,427	(62,644)
BUY	ILS	Goldman Sachs International	2,860,000	1/15/16	744,723	735,115	(9,608)
BUY	JPY	Credit Suisse Group	2,638,638,650	1/15/16	22,043,857	21,958,349	(85,508)
SELL	JPY	BNP Paribas S.A.	97,824,000	1/15/16	797,647	814,076	(16,429)
SELL	JPY	Goldman Sachs International	340,155,852	1/15/16	2,762,996	2,830,725	(67,729)
SELL	JPY	JPMorgan Chase Bank N.A.	6,118,667,081	1/15/16-3/18/16	50,654,196	50,986,219	(332,023)
BUY	KRW	JPMorgan Chase Bank N.A.	7,720,678,000	1/13/16	6,669,153	6,583,048	(86,105)
SELL	KRW	JPMorgan Chase Bank N.A.	6,677,812,100	3/18/16	5,603,037	5,685,956	(82,919)
BUY	NOK	Goldman Sachs International	393,439,787	3/18/16	45,508,570	44,417,070	(1,091,500)
SELL	NZD	Goldman Sachs International	7,444,902	3/18/16	4,973,344	5,069,501	(96,157)
SELL	NZD	JPMorgan Chase Bank N.A.	16,226,000	1/15/16	10,775,983	11,091,522	(315,539)
SELL	NZD	Westpac Banking Corp.	15,354,704	1/15/16	10,117,598	10,495,935	(378,337)
BUY	PLN	Morgan Stanley Capital Services, Inc.	4,992,931	1/15/16	1,320,879	1,272,586	(48,293)
BUY	SEK	Goldman Sachs International	5,019,903	1/15/16	610,222	594,843	(15,379)
SELL	SEK	Deutsche Bank AG	38,231,000	1/15/16	4,512,391	4,530,259	(17,868)
SELL	SEK	UBS AG	3,418,000	1/15/16	403,371	405,023	(1,652)
BUY	THB	JPMorgan Chase Bank N.A.	56,941,650	1/25/16	1,585,235	1,579,362	(5,873)
BUY	ZAR	JPMorgan Chase Bank N.A.	18,564,135	1/15/16	1,345,637	1,198,292	(147,345)

							$(4,827,175)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts at 12/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index (Long)	EUR	118	$11,268,921	January - 2016	$170,519
CAC 40 Index (Long)	EUR	95	4,773,760	January - 2016	64,184
DAX Index (Long)	EUR	64	18,432,912	March - 2016	404,001
FTSE/MIB Index (Long)	EUR	229	26,300,796	March - 2016	32,212
Mex Bolsa Index (Long)	MXN	233	5,832,131	March - 2016	172,778
KOSPI 200 Index (Long)	KRW	65	6,609,165	March - 2016	5,502
MSCI Singapore Index (Short)	SGD	347	7,871,553	January - 2016	33,165
MSCI Taiwan Index (Short)	USD	35	1,053,768	January - 2016	25,781
OMX 30 Index (Long)	SEK	1,529	25,924,855	January - 2016	272,316
TOPIX Index (Short)	JPY	102	12,950,644	March - 2016	497,874

					$1,678,332

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	323	$29,866,660	March - 2016	$76,088
U.S. Treasury Note 10 yr (Short)	USD	121	15,234,656	March - 2016	130,453

					$206,541

					$1,884,873

Liability Derivatives
Equity Futures
BIST 30 Index (Long)	TRY	4,360	$13,316,658	February - 2016	$(586,725)
E-Mini S&P 500 Index (Short)	USD	404	41,115,080	March - 2016	(697,102)
FTSE 100 Index (Short)	GBP	172	15,569,672	March - 2016	(569,301)
FTSE JSE Top 40 Index (Short)	ZAR	11	326,928	March - 2016	(11,864)
Hang Seng China Enterprises Index (Long)	HKD	223	13,901,906	January - 2016	(439,887)
Hang Seng Index (Long)	HKD	114	16,054,370	January - 2016	(228,167)
IBEX 35 Index (Long)	EUR	233	23,935,364	January - 2016	(392,174)
Bovespa Index (Long)	BRL	1,980	21,953,289	February - 2016	(871,325)
NIFTY Index (Short)	USD	708	11,254,368	January - 2016	(48,378)
Russell 2000 Index (Short)	USD	204	23,082,600	March - 2016	(281,112)
ASX SPI 200 Index (Short)	AUD	316	29,997,023	March - 2016	(1,725,530)
S&P/TSX 60 Index (Short)	CAD	256	28,155,005	March - 2016	(442,908)

					$(6,294,473)

Interest Rate Futures
Canadian Treasury Bond 10 yr (Short)	CAD	312	$31,790,764	March - 2016	$(318,749)
German Euro Bund 10 yr (Long)	EUR	88	15,102,519	March - 2016	(224,740)
Japanese Government Bond 10 yr (Short)	JPY	42	52,079,371	March - 2016	(111,818)
United Kingdom Gilt Bond 10 yr (Long)	GBP	115	19,796,369	March - 2016	(122,064)

					$(777,371)

					$(7,071,844)

At December 31, 2015, the fund had cash collateral of $3,557,944 and other liquid securities with an aggregate value of $27,478,534 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $767,495,017)	$812,819,909
Underlying affiliated funds, at cost and value	15,979,526
Total investments, at value (identified cost, $783,474,543)	$828,799,435
Cash	5,608
Foreign currency, at value (identified cost, $11,250)	11,191
Deposits with brokers	3,557,944
Receivables for
Forward foreign currency exchange contracts	7,127,419
Investments sold	388,421
Fund shares sold	83
Interest and dividends	6,005,207
Other assets	6,669
Total assets		$845,901,977
Liabilities
Payables for
Forward foreign currency exchange contracts	$4,827,175
Daily variation margin on open futures contracts	464,364
Investments purchased	387,937
TBA purchase commitments	2,581,520
Fund shares reacquired	472,733
Payable to affiliates
Investment adviser	32,648
Shareholder servicing costs	92
Distribution and/or service fees	10,651
Payable for independent Trustees’ compensation	101
Accrued expenses and other liabilities	151,445
Total liabilities		$8,928,666
Net assets		$836,973,311
Net assets consist of
Paid-in capital	$761,356,578
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	42,328,534
Accumulated net realized gain (loss) on investments and foreign currency	36,758,663
Accumulated distributions in excess of net investment income	(3,470,464)
Net assets		$836,973,311
Shares of beneficial interest outstanding		56,791,435

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$63,252,729	4,239,043	$14.92
Service Class	773,720,582	52,552,392	14.72

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$15,345,254
Dividends	8,651,447
Dividends from underlying affiliated funds	49,297
Foreign taxes withheld	(371,796)
Total investment income		$23,674,202
Expenses
Management fee	$6,494,237
Distribution and/or service fees	2,141,324
Shareholder servicing costs	21,069
Administrative services fee	154,917
Independent Trustees’ compensation	17,183
Custodian fee	173,784
Shareholder communications	35,482
Audit and tax fees	85,264
Legal fees	7,906
Miscellaneous	81,158
Total expenses		$9,212,324
Fees paid indirectly	(573)
Reduction of expenses by investment adviser	(64,436)
Net expenses		$9,147,315
Net investment income		$14,526,887
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $127 country tax)	$25,898,113
Futures contracts	(7,213,113)
Foreign currency	20,454,824
Net realized gain (loss) on investments and foreign currency		$39,139,824
Change in unrealized appreciation (depreciation)
Investments	$(67,071,804)
Futures contracts	(1,387,375)
Translation of assets and liabilities in foreign currencies	(5,398,458)
Net unrealized gain (loss) on investments and foreign currency translation		$(73,857,637)
Net realized and unrealized gain (loss) on investments and foreign currency		$(34,717,813)
Change in net assets from operations		$(20,190,926)

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$14,526,887	$20,860,931
Net realized gain (loss) on investments and foreign currency	39,139,824	43,228,571
Net unrealized gain (loss) on investments and foreign currency translation	(73,857,637)	(20,678,007)
Change in net assets from operations	$(20,190,926)	$43,411,495
Distributions declared to shareholders
From net investment income	$(46,021,696)	$(26,957,872)
From net realized gain on investments	(14,844,367)	(1,303,027)
Total distributions declared to shareholders	$(60,866,063)	$(28,260,899)
Change in net assets from fund share transactions	$(71,256,514)	$(96,826,948)
Total change in net assets	$(152,313,503)	$(81,676,352)
Net assets
At beginning of period	989,286,814	1,070,963,166
At end of period (including accumulated distributions in excess of net investment income of $3,470,464 and undistributed net investment income of $31,440,638, respectively)	$836,973,311	$989,286,814

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.43	$16.20	$15.27	$14.22	$14.20
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.37	$0.32	$0.30	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.66)	0.36	1.02	1.04	(0.10)
Total from investment operations	$(0.37)	$0.73	$1.34	$1.34	$0.22
Less distributions declared to shareholders
From net investment income	$(0.87)	$(0.48)	$(0.41)	$(0.29)	$(0.14)
From net realized gain on investments	(0.27)	(0.02)	—	—	(0.06)
Total distributions declared to shareholders	$(1.14)	$(0.50)	$(0.41)	$(0.29)	$(0.20)
Net asset value, end of period (x)	$14.92	$16.43	$16.20	$15.27	$14.22
Total return (%) (k)(r)(s)(x)	(2.23)	4.46	8.91	9.49	1.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.76	0.75	0.76	0.80
Expenses after expense reductions (f)	0.75	0.75	0.75	0.76	0.80
Net investment income	1.80	2.23	2.04	2.02	2.21
Portfolio turnover	57	32	65	38	56
Net assets at end of period (000 omitted)	$63,253	$76,670	$75,559	$73,189	$77,255

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.22	$15.99	$15.09	$14.06	$14.07
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.33	$0.28	$0.26	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.66)	0.35	0.99	1.03	(0.09)
Total from investment operations	$(0.41)	$0.68	$1.27	$1.29	$0.18
Less distributions declared to shareholders
From net investment income	$(0.82)	$(0.43)	$(0.37)	$(0.26)	$(0.13)
From net realized gain on investments	(0.27)	(0.02)	—	—	(0.06)
Total distributions declared to shareholders	$(1.09)	$(0.45)	$(0.37)	$(0.26)	$(0.19)
Net asset value, end of period (x)	$14.72	$16.22	$15.99	$15.09	$14.06
Total return (%) (k)(r)(s)(x)	(2.49)	4.25	8.54	9.26	1.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.01	1.00	1.01	1.05
Expenses after expense reductions (f)	1.00	1.00	1.00	1.01	1.05
Net investment income	1.55	2.00	1.79	1.77	1.92
Portfolio turnover	57	32	65	38	56
Net assets at end of period (000 omitted)	$773,721	$912,616	$995,404	$994,165	$922,442

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$145,012,571	$42,000	$—	$145,054,571
United Kingdom	5,696,594	25,073,475	—	30,770,069
Japan	—	22,654,846	—	22,654,846
Switzerland	—	20,618,990	—	20,618,990
France	—	12,682,930	—	12,682,930
Germany	2,856,671	8,979,265	—	11,835,936
Canada	6,804,987	—	—	6,804,987
Sweden	—	5,550,933	—	5,550,933
Taiwan	3,766,922	1,227,799	—	4,994,721
Other Countries	1,976,738	25,209,282	—	27,186,020
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	61,045,366	—	61,045,366
Non-U.S. Sovereign Debt	—	232,321,406	—	232,321,406
U.S. Corporate Bonds	—	109,375,695	—	109,375,695
Residential Mortgage-Backed Securities	—	31,235,359	—	31,235,359
Commercial Mortgage-Backed Securities	—	15,133,935	—	15,133,935
Asset-Backed Securities (including CDOs)	—	7,245,515	—	7,245,515
Foreign Bonds	—	68,308,630	—	68,308,630
Mutual Funds	15,979,526	—	—	15,979,526
Total Investments	$182,094,009	$646,705,426	$—	$828,799,435

Other Financial Instruments
Futures Contracts – Assets	$379,319	$1,505,554	$—	$1,884,873
Futures Contracts – Liabilities	(3,704,920)	(3,366,924)	—	(7,071,844)
Forward Foreign Currency Exchange Contracts	—	2,300,244	—	2,300,244

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $8,386,434 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $5,579,296 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$206,541	$(777,371)
Foreign Exchange	Forward Foreign Currency Exchange	7,127,419	(4,827,175)
Equity	Equity Futures	1,678,332	(6,294,473)
Equity	Purchased Equity Options	42,000	—
Total		$9,054,292	$(11,899,019)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$2,281,902	$—	$—
Foreign Exchange	—	21,869,198	—
Equity	(9,495,015)	—	(1,568,746)
Total	$(7,213,113)	$21,869,198	$(1,568,746)

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$927,558	$—	$—
Foreign Exchange	—	5,987,599	—
Equity	(2,314,933)	—	8,825
Total	$(1,387,375)	$5,987,599	$8,825

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(464,364)
Forward Foreign Currency Exchange Contracts	7,127,419	(4,827,175)
Purchased Options	42,000	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$7,169,419	$(5,291,539)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	192,566	(868,450)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$6,976,853	$(4,423,089)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$29,463	$(29,463)	$—	$—	$—
Citibank N.A.	73,621	(35,335)	—	—	38,286
Deutsche Bank AG	225,623	(225,623)	—	—	—
Goldman Sachs International	2,562,585	(2,142,895)	—	(20,000)	399,690
JPMorgan Chase Bank N.A.	3,631,156	(1,096,816)	(1,438,659)	—	1,095,681
Merrill Lynch International	260,790	(260,528)	—	—	262
Morgan Stanley Capital Services, Inc.	623	(623)	—	—	—
Westpac Banking Corporation	192,992	(192,992)	—	—	—
Total	$6,976,853	$(3,984,275)	$(1,438,659)	$(20,000)	$1,533,919

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(83,824)	$29,463	$—	$—	$(54,361)
Citibank N.A.	(35,335)	35,335	—	—	—
Deutsche Bank AG	(233,930)	225,623	—	—	(8,307)
Goldman Sachs International	(2,142,895)	2,142,895	—	—	—
JPMorgan Chase Bank N.A.	(1,096,816)	1,096,816	—	—	—
Merrill Lynch International	(260,528)	260,528	—	—	—
Morgan Stanley Capital Services, Inc.	(141,146)	623	—	—	(140,523)
Westpac Banking Corporation	(428,615)	192,992	—	—	(235,623)
Total	$(4,423,089)	$3,984,275	$—	$—	$(438,814)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2015, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$46,021,257	$26,957,872
Long-term capital gains	14,844,806	1,303,027
Total distributions	$60,866,063	$28,260,899

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$791,073,706
Gross appreciation	78,512,080
Gross depreciation	(40,786,351)
Net unrealized appreciation (depreciation)	$37,725,729
Undistributed long-term capital gain	44,257,806
Other temporary differences	(6,366,802)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$3,735,562	$2,198,183	$1,145,311	$97,259
Service Class	42,286,134	24,759,689	13,699,056	1,205,768
Total	$46,021,696	$26,957,872	$14,844,367	$1,303,027

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $64,436, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $20,913, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $156.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $2,981 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$102,317,990	$98,737,241
Investments (non-U.S. Government securities)	$390,544,667	$480,037,449

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	114,930	$1,816,640	547,528	$8,899,172
Service Class	561,096	9,001,816	447,234	7,203,969
	676,026	$10,818,456	994,762	$16,103,141

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	329,121	$4,880,873	138,280	$2,295,442
Service Class	3,824,125	55,985,190	1,583,260	25,965,457
	4,153,246	$60,866,063	1,721,540	$28,260,899
Shares reacquired
Initial Class	(871,802)	$(13,802,506)	(683,904)	$(11,262,538)
Service Class	(8,105,528)	(129,138,527)	(7,995,992)	(129,928,450)
	(8,977,330)	$(142,941,033)	(8,679,896)	$(141,190,988)
Net change
Initial Class	(427,751)	$(7,104,993)	1,904	$(67,924)
Service Class	(3,720,307)	(64,151,521)	(5,965,498)	(96,759,024)
	(4,148,058)	$(71,256,514)	(5,963,594)	$(96,826,948)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $3,116 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	30,994,218	357,454,583	(372,469,275)	15,979,526

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$49,297	$15,979,526

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Tactical Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Managers

Nevin Chitkara

Pablo De La Mata

Pilar Gomez-Bravo

Steven Gorham

Richard Hawkins

Benjamin Nastou

Robert Persons

Jonathan Sage

Natalie Shapiro

Robert Spector

Benjamin Stone

Erik Weisman

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $16,330,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 13.93% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
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We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

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State laws and individual companies may give you additional rights to limit sharing.

Definitions
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Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

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Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2015

MFS® GOVERNMENT SECURITIES PORTFOLIO

MFS® Variable Insurance Trust II

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	50.6%
U.S. Treasury Securities	29.3%
U.S. Government Agencies	8.6%
Commercial Mortgage-Backed Securities	3.7%
Investment Grade Corporates	1.4%
Asset-Backed Securities	0.3%
Collateralized Debt Obligations	0.2%
Emerging Markets Bonds	0.2%
Non-U.S. Government Bonds	0.2%

Composition including fixed income credit quality (a)(i)
AAA	2.3%
AA	1.0%
A	1.0%
BBB	0.8%
BB	0.3%
B	0.6%
U.S. Government	31.3%
Federal Agencies	59.2%
Not Rated	(2.0)%
Cash & Cash Equivalents	3.5%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	4.8
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Government Securities Portfolio (“fund”) provided a total return of 0.47%, while Service Class shares of the fund provided a total return of 0.26%. These compare with a return of 1.13% over the same period for the fund’s benchmark, the Barclays U.S. Government/Mortgage Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

Relative to the Barclays U.S. Government/Mortgage Bond Index, the fund’s out-of-benchmark holdings of inflation-linked securities and high yield securities held back relative performance as these issues underperformed the benchmark during the period. Also, the fund’s shorter than the benchmark exposure to the middle and long end of the yield curve (y) hurt relative returns.

The fund’s out-of-benchmark exposure to the banking/finance sector benefited relative returns. Strong bond selection was another area of relative strength.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	0.47%	2.47%	4.08%
Service Class	8/24/01	0.26%	2.22%	3.83%

Comparative benchmark
Barclays U.S. Government/Mortgage Bond Index (f)		1.13%	2.83%	4.35%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.59%	$1,000.00	$1,004.70	$2.98
	Hypothetical (h)	0.59%	$1,000.00	$1,022.23	$3.01
Service Class	Actual	0.84%	$1,000.00	$1,004.11	$4.24
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.0%
Aerospace – 0.2%
Lockheed Martin Corp., 2.5%, 11/23/20	$1,090,000	$1,086,163

Agency – Other – 4.6%
Financing Corp., 9.4%, 2/08/18	$6,495,000	$7,595,156
Financing Corp., 9.8%, 4/06/18	7,760,000	9,234,710
Financing Corp., 10.35%, 8/03/18	3,915,000	4,805,306
Financing Corp., STRIPS, 0%, 11/30/17	10,160,000	9,931,451

		$31,566,623

Asset-Backed & Securitized – 3.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	$1,660,808	$1,688,715
CNH Equipment Trust, 2015-C, “A2B”, FRN, 0.8%, 12/17/18	1,077,449	1,078,184
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	3,577,932	3,641,567
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48	1,536,000	1,522,087
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.948%, 9/15/39	1,746,847	1,818,059
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.698%, 6/15/39	1,983,044	2,025,577
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.948%, 9/15/39	1,882,777	1,969,104
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/57	144,366	145,655
CWCapital Cobalt Ltd., “A4”, FRN, 5.766%, 5/15/46	2,767,069	2,873,471
Ford Credit Floorplan Master Owner Trust, 2015-4, “A2”, FRN, 0.93%, 8/15/20	960,000	957,688
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.937%, 2/15/51	56,936	56,868
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.774%, 6/15/49	3,985,116	4,063,846
Morgan Stanley Capital I Trust, “AM”, FRN, 5.681%, 4/15/49	2,141,000	2,177,009
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48	1,937,516	1,946,090
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/48	918,829	897,790

		$26,861,710

Automotive – 0.3%
Ford Motor Credit Co. LLC, 2.551%, 10/05/18	$1,014,000	$1,006,779
Hyundai Capital America, 2.4%, 10/30/18 (n)	222,000	221,331
Hyundai Capital America, 2%, 3/19/18 (n)	1,115,000	1,101,816

		$2,329,926

Issuer	Shares/Par	Value ($)

BONDS – continued
Collateralized Bond Obligations – 0.2%
Dryden XXIII Senior Loan Fund, 2012-23A, “A1R”, FRN, 1.538%, 7/17/23 (z)	$1,417,000	$1,406,786

Computer Software – 0.1%
Microsoft Corp., 3.125%, 11/03/25	$541,000	$544,143

Food & Beverages – 0.0%
Mead Johnson Nutrition Co., 3%, 11/15/20	$6,000	$6,001

Local Authorities – 0.7%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 7/01/43	$2,225,000	$2,826,017
University of California Limited Project Rev., “J”, 4.131%, 5/15/45	365,000	358,178
University of California Rev. (Build America Bonds), 5.77%, 5/15/43	1,345,000	1,640,685

		$4,824,880

Mortgage-Backed – 50.4%
Fannie Mae, 3%, 10/01/30	$4,611,036	$4,753,611
Fannie Mae, 4%, 9/01/40 – 7/01/43	6,733,127	7,137,102
Fannie Mae, 5.198%, 2/01/16	146,247	146,177
Fannie Mae, 5.441%, 2/01/16	110,002	109,843
Fannie Mae, 5.735%, 7/01/16	1,133,197	1,136,163
Fannie Mae, 6.5%, 11/01/16 – 10/01/37	1,406,208	1,627,811
Fannie Mae, 5.6%, 1/01/17 – 1/01/19	480,643	523,855
Fannie Mae, 6%, 4/01/17 – 7/01/37	2,033,377	2,292,836
Fannie Mae, 5.5%, 8/01/17 – 3/01/38	15,750,793	17,611,603
Fannie Mae, 5.384%, 1/01/18	416,817	429,555
Fannie Mae, 3.8%, 2/01/18	612,247	636,017
Fannie Mae, 5%, 2/01/18 – 3/01/41	11,367,836	12,508,831
Fannie Mae, 4%, 3/01/18 – 2/01/45	35,058,810	37,136,172
Fannie Mae, 4.19%, 3/01/18	374,814	391,782
Fannie Mae, 3.99%, 4/01/18	600,000	627,924
Fannie Mae, 3.743%, 6/01/18	607,888	630,447
Fannie Mae, 5.68%, 6/01/18	476,054	511,672
Fannie Mae, 5.1%, 3/01/19	181,587	198,288
Fannie Mae, 4.5%, 6/01/19 – 4/01/44	26,223,343	28,334,895
Fannie Mae, 4.838%, 8/01/19	1,689,535	1,847,030
Fannie Mae, 5.05%, 8/01/19	306,889	337,369
Fannie Mae, 4.67%, 9/01/19	516,995	562,902
Fannie Mae, 4.83%, 9/01/19	365,087	399,183
Fannie Mae, 1.99%, 10/01/19	977,973	987,594
Fannie Mae, 1.97%, 11/01/19	377,327	376,476
Fannie Mae, 4.88%, 3/01/20	293,919	313,819
Fannie Mae, 4.14%, 8/01/20	438,264	471,755
Fannie Mae, 2.56%, 10/01/21	240,112	239,664
Fannie Mae, 2.67%, 3/01/22	466,814	471,249
Fannie Mae, 2.73%, 4/01/23	524,723	529,284
Fannie Mae, 2.41%, 5/01/23	662,127	655,438
Fannie Mae, 2.55%, 5/01/23	570,625	569,817
Fannie Mae, 2.59%, 5/01/23	362,663	362,982
Fannie Mae, 4.5%, 5/01/25	208,725	224,972

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 3%, 3/01/27 – 12/01/30	$8,106,347	$8,374,072
Fannie Mae, 2.5%, 5/01/28 – 5/01/30	2,151,674	2,177,100
Fannie Mae, 3.5%, 1/01/42 – 3/01/45	2,621,839	2,710,723
Fannie Mae, 3.5%, 4/01/43	1,205,033	1,244,550
Federal Home Loan Bank, 3.01%, 7/25/25	904,000	901,075
Freddie Mac, 4%, 4/01/44 – 9/01/44	7,506,253	7,933,891
Freddie Mac, 3.154%, 2/25/18	2,042,854	2,105,268
Freddie Mac, 5%, 9/01/18 – 6/01/40	2,335,512	2,553,694
Freddie Mac, 2.22%, 12/25/18	1,500,000	1,512,835
Freddie Mac, 2.086%, 3/25/19	1,800,000	1,811,910
Freddie Mac, 1.883%, 5/25/19	3,750,000	3,749,165
Freddie Mac, 6%, 8/01/19 – 10/01/38	5,111,985	5,784,444
Freddie Mac, 2.456%, 8/25/19	1,862,000	1,891,989
Freddie Mac, 4.186%, 8/25/19	814,000	873,756
Freddie Mac, 1.869%, 11/25/19	3,000,000	2,983,981
Freddie Mac, 4.251%, 1/25/20	1,449,000	1,560,762
Freddie Mac, 2.313%, 3/25/20	3,022,000	3,043,230
Freddie Mac, 4.224%, 3/25/20	1,911,350	2,063,870
Freddie Mac, 3.808%, 8/25/20	999,000	1,069,663
Freddie Mac, 3.034%, 10/25/20	1,327,000	1,369,436
Freddie Mac, 2.791%, 1/25/22	1,400,000	1,419,469
Freddie Mac, 5.5%, 5/01/22 – 6/01/41	4,093,616	4,540,673
Freddie Mac, 2.716%, 6/25/22	1,616,064	1,625,843
Freddie Mac, 2.682%, 10/25/22	1,500,000	1,504,974
Freddie Mac, 4.5%, 11/01/22 – 8/01/40	2,681,914	2,883,184
Freddie Mac, 2.51%, 11/25/22	2,326,000	2,308,269
Freddie Mac, 3.32%, 2/25/23	1,993,000	2,072,875
Freddie Mac, 3.25%, 4/25/23	3,500,000	3,619,937
Freddie Mac, 3.3%, 4/25/23	1,997,044	2,070,330
Freddie Mac, 3.06%, 7/25/23	886,000	903,585
Freddie Mac, 3.458%, 8/25/23	1,852,000	1,935,261
Freddie Mac, 2.67%, 12/25/24	3,924,000	3,830,931
Freddie Mac, 2.811%, 1/25/25	3,025,000	2,978,426
Freddie Mac, 3.329%, 5/25/25	3,082,000	3,156,443
Freddie Mac, 4%, 7/01/25 – 11/01/43	3,100,608	3,276,780
Freddie Mac, 2.5%, 2/01/28 – 7/01/28	14,684,508	14,927,618
Freddie Mac, 3%, 11/01/30 – 5/01/43	19,128,406	19,393,299
Freddie Mac, 6.5%, 8/01/32 – 5/01/37	908,813	1,046,231
Freddie Mac, 3.5%, 12/01/41 – 9/01/45	30,076,662	30,992,456
Freddie Mac, TBA, 3.5%, 1/14/46	2,729,000	2,808,310
Freddie Mac, TBA, 4%, 1/14/46	2,614,000	2,760,718
Ginnie Mae, 5.5%, 7/15/33 – 1/20/42	3,028,326	3,423,354
Ginnie Mae, 4.5%, 8/15/39 – 9/20/41	7,555,617	8,246,565
Ginnie Mae, 4%, 10/15/39 – 4/20/41	1,608,444	1,715,561
Ginnie Mae, 3.5%, 12/15/41 – 6/20/43	12,670,450	13,237,955
Ginnie Mae, 3%, 7/20/43	3,980,216	4,048,400
Ginnie Mae, 5.612%, 4/20/58	314,104	317,113
Ginnie Mae, 6.357%, 4/20/58	183,162	190,765
Ginnie Mae, TBA, 3.5%, 1/01/46	20,421,000	21,281,022

		$343,325,879

Restaurants – 0.1%
McDonald’s Corp., 2.75%, 12/09/20	$604,000	$603,702

Supranational – 0.2%
Inter-American Development Bank, 4.375%, 1/24/44	$1,093,000	$1,281,412

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – 3.9%
AID-Tunisia, 2.452%, 7/24/21	$1,444,000	$1,444,882
AID-Ukraine, 1.844%, 5/16/19	2,527,000	2,520,377
AID-Ukraine, 1.847%, 5/29/20	1,135,000	1,130,328
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	2,205,000	2,216,722
Hashemite Kingdom of Jordan, 2.503%, 10/30/20	2,742,000	2,811,463
Private Export Funding Corp., 2.25%, 3/15/20	594,000	598,466
Private Export Funding Corp., 2.3%, 9/15/20	770,000	774,969
Private Export Funding Corp., 1.875%, 7/15/18	2,300,000	2,319,716
Small Business Administration, 6.35%, 4/01/21	176,137	191,507
Small Business Administration, 6.34%, 5/01/21	162,215	176,074
Small Business Administration, 6.44%, 6/01/21	244,924	264,978
Small Business Administration, 6.625%, 7/01/21	290,880	315,931
Small Business Administration, 6.07%, 3/01/22	209,648	226,114
Small Business Administration, 4.98%, 11/01/23	299,426	325,007
Small Business Administration, 4.77%, 4/01/24	618,996	657,521
Small Business Administration, 5.52%, 6/01/24	307,077	334,817
Small Business Administration, 4.99%, 9/01/24	48,232	51,842
Small Business Administration, 5.11%, 4/01/25	503,327	544,586
Small Business Administration, 2.21%, 2/01/33	1,227,102	1,208,178
Small Business Administration, 2.22%, 3/01/33	2,212,503	2,183,206
Small Business Administration, 3.15%, 7/01/33	1,997,015	2,056,786
Small Business Administration, 3.16%, 8/01/33	1,090,634	1,123,777
Small Business Administration, 3.62%, 9/01/33	717,180	762,353
Tennessee Valley Authority, 1.75%, 10/15/18	1,889,000	1,908,328
U.S. Department of Housing & Urban Development, 6.36%, 8/01/16	161,000	161,220
U.S. Department of Housing & Urban Development, 6.59%, 8/01/16	157,000	157,738

		$26,466,886

U.S. Treasury Obligations – 31.2%
U.S. Treasury Bonds, 9.25%, 2/15/16	$19,000	$19,192
U.S. Treasury Bonds, 7.5%, 11/15/16	218,000	230,603
U.S. Treasury Bonds, 7.875%, 2/15/21	177,000	229,316
U.S. Treasury Bonds, 6.25%, 8/15/23	2,891,000	3,732,327

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 6%, 2/15/26	$2,699,000	$3,604,358
U.S. Treasury Bonds, 6.75%, 8/15/26	1,862,000	2,639,199
U.S. Treasury Bonds, 6.375%, 8/15/27	326,000	458,037
U.S. Treasury Bonds, 5.25%, 2/15/29	284,000	372,106
U.S. Treasury Bonds, 5%, 5/15/37	488,000	667,762
U.S. Treasury Bonds, 4.375%, 2/15/38	527,000	663,933
U.S. Treasury Bonds, 4.5%, 8/15/39 (f)	23,293,500	29,757,423
U.S. Treasury Bonds, 3.125%, 2/15/43	8,176,700	8,363,407
U.S. Treasury Bonds, 2.875%, 5/15/43	15,217,900	14,806,743
U.S. Treasury Bonds, 2.5%, 2/15/45	424,000	379,647
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/24	17,109,773	16,222,957
U.S. Treasury Notes, 2.625%, 4/30/16	201,000	202,462
U.S. Treasury Notes, 0.875%, 12/31/16	21,368,000	21,381,996
U.S. Treasury Notes, 2.625%, 4/30/18	3,749,000	3,876,177
U.S. Treasury Notes, 2.75%, 2/15/19	13,302,400	13,864,959
U.S. Treasury Notes, 3.125%, 5/15/19	4,427,000	4,671,857
U.S. Treasury Notes, 1%, 6/30/19	27,685,000	27,230,966
U.S. Treasury Notes, 2.625%, 8/15/20	8,002,000	8,315,206
U.S. Treasury Notes, 2%, 11/30/20	4,541,000	4,588,335
U.S. Treasury Notes, 3.125%, 5/15/21	1,901,000	2,022,493
U.S. Treasury Notes, 1.75%, 5/15/22	23,412,000	23,031,204

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 2.5%, 8/15/23	$14,270,000	$14,640,321
U.S. Treasury Notes, 2.5%, 5/15/24	5,593,000	5,714,765
U.S. Treasury Notes, 2%, 8/15/25	438,000	427,043

		$212,114,794

Utilities – Electric Power – 0.2%
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/17	$1,139,000	$1,140,038

Total Bonds (Identified Cost, $637,006,957)		$653,558,943

MONEY MARKET FUNDS – 7.7%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	52,758,836	$52,758,836

Total Investments (Identified Cost, $689,765,793)		$706,317,779

OTHER ASSETS, LESS LIABILITIES – (3.7)%		(25,334,686)

NET ASSETS – 100.0%		$680,983,093

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,323,147, representing 0.2% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Dryden XXIII Senior Loan Fund, 2012- 23A, “A1R”, FRN, 1.538%, 7/17/23	12/16/15	$1,410,823	$1,406,786
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

TIPS	Treasury Inflation Protected Security

8

MFS Government Securities Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/15

Futures Contracts at 12/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	68	$8,561,625	March - 2016	$34,724

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	33	$5,073,750	March - 2016	$(2,836)

At December 31, 2015, the fund had liquid securities with an aggregate value of $229,950 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $637,006,957)	$653,558,943
Underlying affiliated funds, at cost and value	52,758,836
Total investments, at value (identified cost, $689,765,793)	$706,317,779
Cash	5,488
Receivables for
Investments sold	1,355,482
Fund shares sold	1,975
Interest	3,291,949
Other assets	5,512
Total assets		$710,978,185
Liabilities
Payables for
Daily variation margin on open futures contracts	$32,469
Investments purchased	1,869,558
TBA purchase commitments	26,899,957
Fund shares reacquired	1,069,225
Payable to affiliates
Investment adviser	20,773
Shareholder servicing costs	45
Distribution and/or service fees	3,521
Payable for independent Trustees’ compensation	70
Accrued expenses and other liabilities	99,474
Total liabilities		$29,995,092
Net assets		$680,983,093
Net assets consist of
Paid-in capital	$670,106,087
Unrealized appreciation (depreciation) on investments	16,583,874
Accumulated net realized gain (loss) on investments	(22,649,070)
Undistributed net investment income	16,942,202
Net assets		$680,983,093
Shares of beneficial interest outstanding		53,653,580

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$424,024,994	33,323,569	$12.72
Service Class	256,958,099	20,330,011	12.64

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$19,839,845
Dividends from underlying affiliated funds	91,976
Total investment income		$19,931,821
Expenses
Management fee	$4,081,348
Distribution and/or service fees	707,681
Shareholder servicing costs	10,455
Administrative services fee	125,707
Independent Trustees’ compensation	16,659
Custodian fee	79,648
Shareholder communications	42,096
Audit and tax fees	58,480
Legal fees	6,299
Miscellaneous	33,800
Total expenses		$5,162,173
Fees paid indirectly	(174)
Reduction of expenses by investment adviser	(51,509)
Net expenses		$5,110,490
Net investment income		$14,821,331
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$1,103,608
Futures contracts	(394,998)
Net realized gain (loss) on investments		$708,610
Change in unrealized appreciation (depreciation)
Investments	$(12,224,258)
Futures contracts	31,888
Net unrealized gain (loss) on investments		$(12,192,370)
Net realized and unrealized gain (loss) on investments		$(11,483,760)
Change in net assets from operations		$3,337,571

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$14,821,331	$16,159,449
Net realized gain (loss) on investments	708,610	1,440,077
Net unrealized gain (loss) on investments	(12,192,370)	21,797,290
Change in net assets from operations	$3,337,571	$39,396,816
Distributions declared to shareholders
From net investment income	$(19,475,459)	$(19,458,580)
Change in net assets from fund share transactions	$(86,971,604)	$(94,580,714)
Total change in net assets	$(103,109,492)	$(74,642,478)
Net assets
At beginning of period	784,092,585	858,735,063
At end of period (including undistributed net investment income of $16,942,202 and $19,454,750, respectively)	$680,983,093	$784,092,585

See Notes to Financial Statements

12

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.02	$12.73	$13.49	$13.72	$13.27
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.26	$0.25	$0.32	$0.39
Net realized and unrealized gain (loss) on investments	(0.21)	0.35	(0.60)	0.03 (g)	0.58
Total from investment operations	$0.06	$0.61	$(0.35)	$0.35	$0.97
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.32)	$(0.30)	$(0.45)	$(0.52)
From net realized gain on investments	—	—	(0.11)	(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.36)	$(0.32)	$(0.41)	$(0.58)	$(0.52)
Net asset value, end of period (x)	$12.72	$13.02	$12.73	$13.49	$13.72
Total return (%) (k)(r)(s)(x)	0.47	4.86	(2.59)	2.53	7.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.60	0.60	0.63
Expenses after expense reductions (f)	0.59	0.59	0.59	0.60	N/A
Net investment income	2.09	2.04	1.89	2.33	2.88
Portfolio turnover	81	61	130	78	29
Net assets at end of period (000 omitted)	$424,025	$484,573	$510,317	$537,397	$264,328

See Notes to Financial Statements

13

MFS Government Securities Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.93	$12.63	$13.39	$13.62	$13.18
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.23	$0.21	$0.29	$0.35
Net realized and unrealized gain (loss) on investments	(0.21)	0.36	(0.60)	0.02 (g)	0.57
Total from investment operations	$0.03	$0.59	$(0.39)	$0.31	$0.92
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.29)	$(0.26)	$(0.41)	$(0.48)
From net realized gain on investments	—	—	(0.11)	(0.13)	(0.00	)(w)
Total distributions declared to shareholders	$(0.32)	$(0.29)	$(0.37)	$(0.54)	$(0.48)
Net asset value, end of period (x)	$12.64	$12.93	$12.63	$13.39	$13.62
Total return (%) (k)(r)(s)(x)	0.26	4.67	(2.90)	2.27	7.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.85	0.85	0.88
Expenses after expense reductions (f)	0.84	0.84	0.84	0.85	N/A
Net investment income	1.84	1.79	1.63	2.16	2.64
Portfolio turnover	81	61	130	78	29
Net assets at end of period (000 omitted)	$256,958	$299,520	$348,419	$404,321	$420,164

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting

See Notes to Financial Statements

14

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$270,148,303	$—	$270,148,303
Non-U.S. Sovereign Debt	—	1,281,412	—	1,281,412
U.S. Corporate Bonds	—	9,211,707	—	9,211,707
Residential Mortgage-Backed Securities	—	343,325,879	—	343,325,879
Commercial Mortgage-Backed Securities	—	24,825,838	—	24,825,838
Asset-Backed Securities (including CDOs)	—	3,442,657	—	3,442,657
Foreign Bonds	—	1,323,147	—	1,323,147
Mutual Funds	52,758,836	—	—	52,758,836
Total Investments	$52,758,836	$653,558,943	$—	$706,317,779

Other Financial Instruments
Futures Contracts	$31,888	$—	$—	$31,888

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$34,724	$(2,836)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(394,998)

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$31,888

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the two last fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$19,475,459	$19,458,580

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$699,126,748
Gross appreciation	16,761,504
Gross depreciation	(9,570,473)
Net unrealized appreciation (depreciation)	$7,191,031
Undistributed ordinary income	16,945,263
Capital loss carryforwards	(13,187,990)
Other temporary differences	(71,298)

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(2,893,776)
Long-Term	(10,294,214)
Total	$(13,187,990)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$12,503,845	$12,311,698
Service Class	6,971,614	7,146,882
Total	$19,475,459	$19,458,580

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $51,509, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

19

MFS Government Securities Portfolio

Notes to Financial Statements – continued

variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $10,178, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $277.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0169% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $2,403 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$545,233,281	$685,981,974
Investments (non-U.S. Government securities)	$22,115,572	$19,444,962

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	680,256	$8,816,297	1,121,600	$14,542,803
Service Class	1,436,688	18,475,471	1,250,442	16,137,786
	2,116,944	$27,291,768	2,372,042	$30,680,589
Shares issued to shareholders in reinvestment of distributions
Initial Class	979,925	$12,503,845	957,364	$12,311,698
Service Class	549,812	6,971,614	558,787	7,146,882
	1,529,737	$19,475,459	1,516,151	$19,458,580
Shares reacquired
Initial Class	(5,545,471)	$(71,845,670)	(4,972,533)	$(64,521,879)
Service Class	(4,816,861)	(61,893,161)	(6,227,538)	(80,198,004)
	(10,362,332)	$(133,738,831)	(11,200,071)	$(144,719,883)
Net change
Initial Class	(3,885,290)	$(50,525,528)	(2,893,569)	$(37,667,378)
Service Class	(2,830,361)	(36,446,076)	(4,418,309)	(56,913,336)
	(6,715,651)	$(86,971,604)	(7,311,878)	$(94,580,714)

20

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain of the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 27%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $2,485 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	39,506,081	259,821,218	(246,568,463)	52,758,836

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$91,976	$52,758,836

21

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

22

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

24

MFS Government Securities Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Geoffrey Schechter

25

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

26

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

27

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2015

MFS® HIGH YIELD PORTFOLIO

MFS® Variable Insurance Trust II

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	6.5%
Medical & Health Technology & Services	6.3%
Midstream	5.3%
Telecommunications-Wireless	5.1%
Energy-Independent	4.1%

Composition including fixed income credit quality (a)(i)
BBB	2.5%
BB	38.9%
B	43.7%
CCC	12.7%
CC (o)	0.0%
C	0.1%
D	0.2%
Not Rated	(1.4)%
Non-Fixed Income	0.4%
Cash & Cash Equivalents	1.5%
Other	1.4%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	6.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS High Yield Portfolio (“fund”) provided a total return of –4.22%, while Service Class shares of the fund provided a total return of –4.42%. These compare with a return of –4.43% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to “CCC” rated (r) securities benefited relative results as lower-quality issues underperformed higher-quality issues during the reporting period. Strong bond selection further supported relative performance. Top individual contributors during the reporting period included the fund’s debt holdings of oil and gas production company Rosetta Resources (h), building materials supplier Roofing Supply Group (h), telecommunications provider T-Mobile USA and financial services firm Bank of America.

Detractors from Performance

The fund’s greater exposure to “B” rated securities detracted from relative performance. An overweight to the utility – other sector further hindered relative returns as this market segment underperformed the benchmark during the reporting period. The portion of the fund’s return derived from yield, which was less than that of the benchmark, was an additional detractor from relative results. Top individual detractors for the period included debt holdings of natural gas and oil exploration and production company Chesapeake Energy, construction and engineering services provider Abengoa Finance (h), oil and natural gas company Linn Energy and satellite services provider Intelsat Luxembourg.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(4.22)%	4.63%	5.60%
Service Class	8/24/01	(4.42)%	4.34%	5.32%

Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		(4.43)%	5.03%	6.95%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.72%	$1,000.00	$934.87	$3.51
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$932.62	$4.73
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 92.8%
Aerospace – 1.8%
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/21	$2,675,000	$2,781,968
Bombardier, Inc., 6.125%, 1/15/23 (n)	1,155,000	796,950
Bombardier, Inc., 7.5%, 3/15/25 (n)	870,000	609,000
CPI International, Inc., 8.75%, 2/15/18	2,484,000	2,446,740
Huntington Ingalls Industries Co., 5%, 11/15/25 (n)	550,000	558,250
TransDigm, Inc., 6%, 7/15/22	515,000	503,413
TransDigm, Inc., 6.5%, 7/15/24	1,255,000	1,248,098

		$8,944,419

Apparel Manufacturers – 0.3%
Hanesbrands, Inc., 6.375%, 12/15/20	$635,000	$657,225
PVH Corp., 4.5%, 12/15/22	1,030,000	1,006,825

		$1,664,050

Asset-Backed & Securitized – 0.1%
Citigroup Commercial Mortgage Trust, FRN, 5.898%, 12/10/49	$2,086,863	$208,874
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)	1,465,095	171,504
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.62%, 4/26/50 (a)(p)(z)	1,102,938	11

		$380,389

Automotive – 2.8%
Accuride Corp., 9.5%, 8/01/18	$2,680,000	$2,224,400
Goodyear Tire & Rubber Co., 7%, 5/15/22	720,000	772,200
Goodyear Tire & Rubber Co., 6.5%, 3/01/21	2,670,000	2,806,838
Lear Corp., 4.75%, 1/15/23	1,640,000	1,648,200
Lear Corp., 5.25%, 1/15/25	1,335,000	1,358,363
Schaeffler Finance B.V., 6.875%, 8/15/18 (n)(p)	1,030,000	1,060,900
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)	1,330,000	1,336,650
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)	560,000	585,200
ZF North America Capital, Inc., 4.5%, 4/29/22 (n)	1,600,000	1,564,000
ZF North America Capital, Inc., 4.75%, 4/29/25 (n)	270,000	257,175

		$13,613,926

Broadcasting – 2.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)	$1,400,000	$1,484,000
AMC Networks, Inc., 7.75%, 7/15/21	1,935,000	2,031,750
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22	650,000	627,250
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22	1,095,000	1,067,625
iHeartMedia, Inc., 9%, 3/01/21	2,184,000	1,523,340
Liberty Media Corp., 8.5%, 7/15/29	1,840,000	1,853,800
Netflix, Inc., 5.375%, 2/01/21	1,645,000	1,727,250
Netflix, Inc., 5.875%, 2/15/25 (n)	670,000	686,750

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	$1,685,000	$1,722,913
Tribune Media Co., 5.875%, 7/15/22 (n)	650,000	650,000

		$13,374,678

Building – 3.1%
Allegion PLC, 5.875%, 9/15/23	$275,000	$280,500
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	2,730,000	2,764,125
Beacon Roofing Supply, Inc., 6.375%, 10/01/23 (n)	1,380,000	1,405,875
Building Materials Corp. of America, 5.375%, 11/15/24 (n)	1,135,000	1,132,163
Building Materials Corp. of America, 6%, 10/15/25 (n)	1,055,000	1,076,100
Cimpor Financial Operations B.V., 5.75%, 7/17/24	415,000	275,975
Gibraltar Industries, Inc., 6.25%, 2/01/21	1,940,000	1,973,950
HD Supply, Inc., 7.5%, 7/15/20	1,980,000	2,059,200
Headwaters, Inc., 7.25%, 1/15/19	1,320,000	1,349,700
PriSo Acquisition Corp., 9%, 5/15/23 (n)	1,425,000	1,353,750
Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 7/15/23 (n)	1,645,000	1,620,325

		$15,291,663

Business Services – 1.5%
Equinix, Inc., 4.875%, 4/01/20	$1,325,000	$1,377,338
Equinix, Inc., 5.375%, 4/01/23	1,445,000	1,473,900
Equinix, Inc., 5.375%, 1/01/22	320,000	328,000
Iron Mountain, Inc., REIT, 6%, 8/15/23	1,500,000	1,552,500
Iron Mountain, Inc., REIT, 6%, 10/01/20 (n)	800,000	844,000
NeuStar, Inc., 4.5%, 1/15/23	2,395,000	1,918,395

		$7,494,133

Cable TV – 6.3%
Altice Financing S.A., 6.625%, 2/15/23 (n)	$2,755,000	$2,720,563
CCO Holdings LLC, 5.25%, 9/30/22	250,000	252,500
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20	905,000	942,331
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	2,100,000	2,184,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	1,395,000	1,433,363
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/23 (n)	1,445,000	1,446,806
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/25 (n)	565,000	562,175
Cequel Communications Holdings, 6.375%, 9/15/20 (n)	1,650,000	1,612,875
DISH DBS Corp., 6.75%, 6/01/21	1,165,000	1,173,738
DISH DBS Corp., 5%, 3/15/23	1,090,000	945,575
DISH DBS Corp., 5.875%, 11/15/24	655,000	582,950

6

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Cable TV – continued
Intelsat Jackson Holdings S.A., 7.25%, 4/01/19		$860,000	$789,050
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22		1,685,000	1,074,188
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23		2,060,000	1,617,100
Intelsat Luxembourg S.A., 8.125%, 6/01/23		2,315,000	1,041,750
LGE Holdco VI B.V., 7.125%, 5/15/24 (n)	EUR	945,000	1,109,342
Lynx I Corp., 5.375%, 4/15/21 (n)		$553,500	571,489
Lynx II Corp., 6.375%, 4/15/23 (n)		1,485,000	1,507,275
Neptune Finco Corp., 10.875%, 10/15/25 (n)		1,015,000	1,063,213
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)		635,000	641,350
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)		770,000	754,600
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)		1,155,000	1,206,975
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)		950,000	955,938
Unitymedia Hessen, 5.5%, 1/15/23 (n)		1,605,000	1,600,988
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)		1,335,000	1,319,180
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)		200,000	192,500
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (n)		790,000	768,275
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)		735,000	681,713

			$30,751,802

Chemicals – 2.0%
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)		$1,280,000	$1,349,600
Hexion U.S. Finance Corp., 6.625%, 4/15/20		950,000	743,375
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18		1,190,000	838,950
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)		1,380,000	1,366,200
INEOS Group Holdings S.A., 5.875%, 2/15/19 (n)		205,000	198,850
Momentive Performance Materials, Inc., 3.88%, 10/24/21		590,000	407,100
The Chemours Co., 6.625%, 5/15/23 (n)		1,060,000	742,000
Tronox Finance LLC, 6.375%, 8/15/20		2,440,000	1,468,392
Tronox Finance LLC, 7.5%, 3/15/22 (n)		1,580,000	916,400
W.R. Grace & Co., 5.125%, 10/01/21 (n)		1,885,000	1,903,850

			$9,934,717

Computer Software – 0.5%
Syniverse Holdings, Inc., 9.125%, 1/15/19		$561,000	$253,853
VeriSign, Inc., 4.625%, 5/01/23		2,195,000	2,125,309

			$2,379,162

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – Systems – 0.8%
CDW LLC/CDW Finance Corp., 6%, 8/15/22	$630,000	$664,650
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24	915,000	958,463
Sabre GLBL, Inc., 5.375%, 4/15/23 (n)	2,425,000	2,412,875

		$4,035,988

Conglomerates – 2.8%
Accudyne Industries Borrower S.C.A., 7.75%, 12/15/20 (n)	$1,135,000	$817,200
Amsted Industries Co., 5%, 3/15/22 (n)	2,475,000	2,475,000
BC Mountain LLC, 7%, 2/01/21 (n)	1,975,000	1,520,750
EnerSys, 5%, 4/30/23 (n)	2,760,000	2,746,200
Enpro Industries, Inc., 5.875%, 9/15/22	2,290,000	2,267,100
Entegris, Inc., 6%, 4/01/22 (n)	2,225,000	2,252,813
Renaissance Acquisition, 6.875%, 8/15/21 (n)	2,115,000	1,617,975

		$13,697,038

Construction – 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21	$930,000	$197,625
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (d)(n)	807,000	167,453

		$365,078

Consumer Products – 1.1%
Elizabeth Arden, Inc., 7.375%, 3/15/21	$605,000	$387,200
Prestige Brands, Inc., 8.125%, 2/01/20	971,000	1,004,985
Prestige Brands, Inc., 5.375%, 12/15/21 (n)	1,055,000	1,012,800
Spectrum Brands, Inc., 6.375%, 11/15/20	1,825,000	1,939,063
Spectrum Brands, Inc., 5.75%, 7/15/25 (n)	905,000	927,625

		$5,271,673

Consumer Services – 2.6%
ADT Corp., 4.125%, 6/15/23	$885,000	$827,475
ADT Corp., 6.25%, 10/15/21	2,340,000	2,444,247
CEB, Inc., 5.625%, 6/15/23 (n)	1,660,000	1,647,550
Garda World Security Corp., 7.25%, 11/15/21 (n)	830,000	713,800
Garda World Security Corp., 7.25%, 11/15/21 (n)	1,445,000	1,242,700
Interval Acquisition Corp., 5.625%, 4/15/23 (n)	2,795,000	2,774,038
Monitronics International, Inc., 9.125%, 4/01/20	2,105,000	1,668,213
Service Corp. International, 5.375%, 5/15/24	1,220,000	1,256,600

		$12,574,623

Containers – 3.7%
Ardagh Packaging Finance PLC, 7%, 11/15/20 (n)	$331,765	$325,959
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)	1,360,000	1,394,000
Ball Corp., 5%, 3/15/22	1,945,000	1,983,900
Berry Plastics Group, Inc., 5.5%, 5/15/22	2,200,000	2,191,750
Crown American LLC, 4.5%, 1/15/23	2,432,000	2,377,280
Multi-Color Corp., 6.125%, 12/01/22 (n)	2,070,000	2,049,300

7

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Containers – continued
Plastipak Holdings, Inc., 6.5%, 10/01/21 (z)	$350,000	$337,750
Reynolds Group, 8.25%, 2/15/21	1,570,000	1,511,125
Reynolds Group, 9.875%, 8/15/19	367,000	369,753
Reynolds Group, 5.75%, 10/15/20	1,265,000	1,286,745
Sealed Air Corp., 4.875%, 12/01/22 (n)	2,250,000	2,255,625
Sealed Air Corp., 5.125%, 12/01/24 (n)	565,000	565,000
Signode Industrial Group, 6.375%, 5/01/22 (n)	1,980,000	1,683,000

		$18,331,187

Electrical Equipment – 0.1%
Avaya, Inc., 10.5%, 3/01/21 (n)	$915,000	$311,100

Electronics – 1.8%
Advanced Micro Devices, Inc., 6.75%, 3/01/19	$1,340,000	$971,500
Advanced Micro Devices, Inc., 7%, 7/01/24	960,000	624,000
Micron Technology, Inc., 5.875%, 2/15/22	1,045,000	1,016,263
Micron Technology, Inc., 5.5%, 2/01/25	1,470,000	1,278,900
NXP B.V., 5.75%, 2/15/21 (n)	745,000	774,800
NXP B.V., 5.75%, 3/15/23 (n)	2,070,000	2,137,275
Sensata Technologies B.V., 5.625%, 11/01/24 (n)	1,335,000	1,365,038
Sensata Technologies B.V., 5%, 10/01/25 (n)	855,000	835,763

		$9,003,539

Energy – Independent – 3.8%
Baytex Energy Corp., 5.625%, 6/01/24 (n)	$1,420,000	$951,400
Bonanza Creek Energy, Inc., 5.75%, 2/01/23	495,000	257,400
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	1,785,000	1,079,925
Chaparral Energy, Inc., 7.625%, 11/15/22	2,420,000	556,600
Chesapeake Energy Corp., 5.75%, 3/15/23	2,530,000	733,700
Concho Resources, Inc., 5.5%, 4/01/23	1,530,000	1,415,250
Concho Resources, Inc., 6.5%, 1/15/22	1,560,000	1,497,600
EP Energy LLC, 9.375%, 5/01/20	1,345,000	857,438
EP Energy LLC, 7.75%, 9/01/22	2,565,000	1,308,150
Halcon Resources Corp., 8.875%, 5/15/21	2,140,000	620,600
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21	1,974,000	286,230
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	915,000	123,525
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	1,270,000	217,488
MEG Energy Corp., 6.5%, 3/15/21 (n)	502,000	351,400
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)	1,602,000	1,153,440
Oasis Petroleum, Inc., 6.875%, 3/15/22	1,715,000	1,097,600
QEP Resources, Inc., 5.25%, 5/01/23	2,840,000	2,016,400
RSP Permian, Inc., 6.625%, 10/01/22	1,045,000	961,400
Sanchez Energy Corp., 6.125%, 1/15/23	2,410,000	1,301,400
SM Energy Co., 6.5%, 11/15/21	1,765,000	1,314,925
SM Energy Co., 6.125%, 11/15/22	1,060,000	779,100

		$18,880,971

Entertainment – 1.8%
Carmike Cinemas, Inc., 6%, 6/15/23 (n)	$900,000	$922,500
Cedar Fair LP, 5.25%, 3/15/21	1,935,000	1,993,050

Issuer	Shares/Par	Value ($)

BONDS – continued
Entertainment – continued
Cedar Fair LP, 5.375%, 6/01/24	$880,000	$888,800
Cinemark USA, Inc., 5.125%, 12/15/22	1,120,000	1,111,600
Cinemark USA, Inc., 4.875%, 6/01/23	1,020,000	994,500
NCL Corp. Ltd., 5.25%, 11/15/19 (n)	1,320,000	1,339,800
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	1,700,000	1,721,250

		$8,971,500

Financial Institutions – 5.1%
Aircastle Ltd., 4.625%, 12/15/18	$835,000	$853,788
Aircastle Ltd., 5.125%, 3/15/21	1,245,000	1,279,238
Aircastle Ltd., 5.5%, 2/15/22	865,000	888,788
CIT Group, Inc., 5.5%, 2/15/19 (n)	1,898,000	1,983,410
CIT Group, Inc., 5.25%, 3/15/18	1,655,000	1,708,788
CIT Group, Inc., 5%, 8/15/22	1,745,000	1,791,906
CIT Group, Inc., 6.625%, 4/01/18 (n)	1,925,000	2,030,875
Credit Acceptance Co., 7.375%, 3/15/23 (n)	740,000	736,300
Icahn Enterprises LP, 6%, 8/01/20	1,020,000	1,028,568
Icahn Enterprises LP, 5.875%, 2/01/22	2,465,000	2,409,538
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20	2,660,000	2,545,620
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18	820,000	797,450
Navient Corp., 5.875%, 3/25/21	895,000	796,550
Navient Corp., 7.25%, 1/25/22	2,070,000	1,935,450
Navient Corp., 6.125%, 3/25/24	1,055,000	859,825
Navient Corp., 8%, 3/25/20	2,430,000	2,400,840
PHH Corp., 6.375%, 8/15/21	1,390,000	1,264,900

		$25,311,834

Food & Beverages – 0.8%
Darling Ingredients, Inc., 5.375%, 1/15/22	$1,760,000	$1,733,600
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)	2,355,000	2,425,650

		$4,159,250

Forest & Paper Products – 0.3%
Appvion, Inc., 9%, 6/01/20 (n)	$1,680,000	$672,000
Tembec Industries, Inc., 9%, 12/15/19 (n)	1,080,000	702,000

		$1,374,000

Gaming & Lodging – 3.7%
CCM Merger, Inc., 9.125%, 5/01/19 (n)	$2,105,000	$2,197,094
Eldorado Resorts, Inc., 7%, 8/01/23 (n)	585,000	573,300
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	1,650,000	1,608,750
Greektown Holdings LLC, 8.875%, 3/15/19 (n)	1,970,000	1,989,700
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/25/21	1,975,000	2,046,594
Isle of Capri Casinos, Inc., 8.875%, 6/15/20	620,000	651,000
Isle of Capri Casinos, Inc., 5.875%, 3/15/21	2,160,000	2,203,200
MGM Resorts International, 6.625%, 12/15/21	1,990,000	2,037,263
MGM Resorts International, 6%, 3/15/23	1,410,000	1,399,425
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21	2,630,000	2,676,025

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Gaming & Lodging – continued
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/23	$595,000	$595,000

		$17,977,351

Industrial – 1.6%
Anixter, Inc., 5.125%, 10/01/21	$1,520,000	$1,520,000
Dematic S.A., 7.75%, 12/15/20 (n)	2,785,000	2,798,925
Howard Hughes Corp., 6.875%, 10/01/21 (n)	2,110,000	2,152,200
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)	1,420,000	1,384,500

		$7,855,625

Machinery & Tools – 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)	$2,145,000	$2,171,813
CNH Industrial Capital LLC, 4.375%, 11/06/20	1,365,000	1,286,513
H&E Equipment Services Co., 7%, 9/01/22	2,425,000	2,376,500
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)	2,305,000	1,383,000
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)	1,660,000	846,600

		$8,064,426

Major Banks – 1.8%
Bank of America Corp., FRN, 6.1%, 12/29/49	$4,420,000	$4,480,775
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49	2,615,000	2,611,349
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/29/49	1,500,000	1,561,875

		$8,653,999

Medical & Health Technology & Services – 5.9%
CHS/Community Health Systems, Inc., 6.875%, 2/01/22	$2,655,000	$2,518,931
Davita Healthcare Partners, Inc., 5%, 5/01/25	1,735,000	1,674,275
Davita, Inc., 5.125%, 7/15/24	1,065,000	1,065,000
HCA, Inc., 7.5%, 2/15/22	2,845,000	3,150,838
HCA, Inc., 5.875%, 3/15/22	1,435,000	1,513,925
HCA, Inc., 4.75%, 5/01/23	200,000	198,000
HCA, Inc., 5%, 3/15/24	1,450,000	1,446,375
HCA, Inc., 4.25%, 10/15/19	1,260,000	1,285,200
HCA, Inc., 5.875%, 2/15/26	880,000	883,300
HCA, Inc., 5.375%, 2/01/25	1,175,000	1,160,313
HealthSouth Corp., 5.125%, 3/15/23	2,105,000	2,015,538
HealthSouth Corp., 5.75%, 11/01/24 (n)	1,360,000	1,297,100
LifePoint Hospitals, Inc., 5.5%, 12/01/21	2,345,000	2,386,038
TeamHealth, Inc., 7.25%, 12/15/23 (n)	340,000	351,900
Tenet Healthcare Corp., 8%, 8/01/20	2,560,000	2,566,400
Tenet Healthcare Corp., 4.5%, 4/01/21	1,685,000	1,642,875
Tenet Healthcare Corp., 8.125%, 4/01/22	975,000	972,563
Tenet Healthcare Corp., 6.75%, 6/15/23	1,315,000	1,219,663

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Universal Health Services, Inc., 7.625%, 8/15/20	$1,750,000	$1,642,813

		$28,991,047

Medical Equipment – 1.4%
Alere, Inc., 6.375%, 7/01/23 (n)	$1,754,000	$1,639,990
DJO Finco, Inc., 8.125%, 6/15/21 (n)	1,485,000	1,317,938
Hologic, Inc., 5.25%, 7/15/22 (n)	2,055,000	2,096,100
Teleflex, Inc., 5.25%, 6/15/24	1,900,000	1,890,500

		$6,944,528

Metals & Mining – 3.2%
Century Aluminum Co., 7.5%, 6/01/21 (n)	$1,750,000	$1,172,500
Commercial Metals Co., 4.875%, 5/15/23	1,653,000	1,371,990
Consol Energy, Inc., 5.875%, 4/15/22	1,910,000	1,184,200
Consol Energy, Inc., 8%, 4/01/23 (n)	1,435,000	954,275
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)	2,666,000	1,732,900
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)	652,000	407,500
GrafTech International Co., 6.375%, 11/15/20	2,170,000	1,258,600
Hudbay Minerals, Inc., 9.5%, 10/01/20	2,035,000	1,490,638
Lundin Mining Corp., 7.5%, 11/01/20 (n)	1,030,000	965,625
Lundin Mining Corp., 7.875%, 11/01/22 (n)	1,025,000	943,000
Steel Dynamics, Inc., 5.25%, 4/15/23	465,000	424,313
Steel Dynamics, Inc., 5.125%, 10/01/21	975,000	901,875
Steel Dynamics, Inc., 5.5%, 10/01/24	475,000	433,438
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	715,000	443,300
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)	1,075,000	666,500
Suncoke Energy, Inc., 7.625%, 8/01/19	301,000	291,970
TMS International Corp., 7.625%, 10/15/21 (n)	1,365,000	1,054,463

		$15,697,087

Midstream – 5.2%
AmeriGas Finance LLC, 6.75%, 5/20/20	$2,730,000	$2,654,925
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)	1,265,000	872,850
Crestwood Midstream Partners LP, 6%, 12/15/20	1,410,000	1,036,350
Crestwood Midstream Partners LP, 6.125%, 3/01/22	905,000	628,975
Energy Transfer Equity LP, 7.5%, 10/15/20	3,105,000	2,872,125
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21	790,000	671,500
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22	2,710,000	2,283,175
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/32	3,725,000	3,534,831
MPLX LP, 4.5%, 7/15/23 (z)	393,000	351,617
MPLX LP, 5.5%, 2/15/23 (z)	2,115,000	1,850,625
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	1,880,000	1,649,700

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Midstream – continued
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	$2,435,000	$2,240,200
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,055,000	917,850
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25 (n)	1,391,000	1,177,134
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21	570,000	484,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22	585,000	432,900
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23	590,000	477,900
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18 (n)	590,000	545,750
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19	830,000	690,975

		$25,373,882

Network & Telecom – 1.5%
Centurylink, Inc., 7.65%, 3/15/42	$1,970,000	$1,507,050
Centurylink, Inc., 6.45%, 6/15/21	555,000	541,125
Frontier Communications Corp., 6.25%, 9/15/21	620,000	525,450
Frontier Communications Corp., 8.125%, 10/01/18	495,000	511,088
Frontier Communications Corp., 7.125%, 1/15/23	925,000	797,813
Frontier Communications Corp., 11%, 9/15/25 (z)	300,000	297,000
Frontier Communications Corp., 9%, 8/15/31	775,000	656,813
Telecom Italia Capital, 6%, 9/30/34	730,000	673,425
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)	1,810,000	1,787,375

		$7,297,139

Oil Services – 0.7%
Bristow Group, Inc., 6.25%, 10/15/22	$2,298,000	$1,795,313
Pacific Drilling S.A., 5.375%, 6/01/20 (n)	1,900,000	788,500
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)	1,035,000	662,400

		$3,246,213

Oils – 0.8%
CITGO Holding, Inc., 10.75%, 2/15/20 (n)	$1,555,000	$1,508,350
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)	2,350,000	2,256,000

		$3,764,350

Other Banks & Diversified Financials – 0.4%
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	$1,447,000	$1,852,449

Pharmaceuticals – 2.5%
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/23 (n)	$885,000	$880,575
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (n)	1,995,000	2,039,888
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)	495,000	487,575

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – continued
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)	$825,000	$792,000
Mallinckrodt International Finance S.A., 5.5%, 4/15/25 (n)	240,000	220,800
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	1,135,000	1,109,463
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)	3,395,000	3,386,513
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)	455,000	400,400
Vantage Point Imaging, 7.5%, 7/15/21 (n)	720,000	718,200
VRX Escrow Corp., 5.875%, 5/15/23 (n)	2,290,000	2,043,825

		$12,079,239

Precious Metals & Minerals – 0.6%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)	$1,190,000	$1,073,975
Eldorado Gold Corp., 6.125%, 12/15/20 (n)	2,300,000	2,012,500

		$3,086,475

Printing & Publishing – 1.4%
American Media, Inc., 13.5%, 6/15/18 (z)	$194,964	$195,208
Nielsen Finance LLC, 5%, 4/15/22 (n)	2,680,000	2,646,500
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	1,100,000	1,130,250
TEGNA, Inc., 5.125%, 7/15/20	515,000	534,313
TEGNA, Inc., 4.875%, 9/15/21 (n)	920,000	922,300
TEGNA, Inc., 6.375%, 10/15/23	1,390,000	1,466,450

		$6,895,021

Real Estate – Healthcare – 0.6%
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21	$1,455,000	$1,509,563
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22	1,380,000	1,407,600

		$2,917,163

Real Estate – Other – 1.0%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21	$2,455,000	$2,553,200
Felcor Lodging LP, REIT, 5.625%, 3/01/23	2,130,000	2,161,950

		$4,715,150

Retailers – 2.1%
Best Buy Co., Inc., 5.5%, 3/15/21	$1,855,000	$1,919,925
Bon Ton Stores, Inc., 8%, 6/15/21	437,000	144,210
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (n)	1,430,000	1,272,700
Family Tree Escrow LLC, 5.75%, 3/01/23 (n)	2,755,000	2,872,088
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)	1,695,000	1,254,300
Rite Aid Corp., 9.25%, 3/15/20	755,000	798,413
Rite Aid Corp., 6.75%, 6/15/21	605,000	633,738
Rite Aid Corp., 6.125%, 4/01/23 (n)	845,000	874,575
Sally Beauty Holdings, Inc., 5.625%, 12/01/25	535,000	540,350

		$10,310,299

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Specialty Chemicals – 0.9%
Chemtura Corp., 5.75%, 7/15/21	$2,545,000	$2,557,725
Univar USA, Inc., 6.75%, 7/15/23 (n)	2,310,000	2,107,875

		$4,665,600

Specialty Stores – 1.3%
Argos Merger Sub, Inc., 7.125%, 3/15/23 (n)	$1,885,000	$1,868,978
Group 1 Automotive, Inc., 5%, 6/01/22	2,345,000	2,321,550
Michaels Stores, Inc., 5.875%, 12/15/20 (n)	1,915,000	1,979,631

		$6,170,159

Telecommunications – Wireless – 5.0%
Crown Castle International Corp., 5.25%, 1/15/23	$1,235,000	$1,298,294
Crown Castle International Corp., 4.875%, 4/15/22	725,000	752,188
Digicel Group Ltd., 8.25%, 9/30/20 (n)	1,265,000	1,043,625
Digicel Group Ltd., 7.125%, 4/01/22 (n)	802,000	601,500
Digicel Group Ltd., 6.75%, 3/01/23 (n)	2,036,000	1,700,060
Eileme 2 AB, 11.625%, 1/31/20 (n)	1,190,000	1,261,400
Sprint Capital Corp., 6.875%, 11/15/28	1,915,000	1,340,500
Sprint Corp., 7.875%, 9/15/23	2,105,000	1,580,855
Sprint Corp., 7.125%, 6/15/24	2,860,000	2,080,650
Sprint Corp., 7%, 8/15/20	350,000	270,375
Sprint Nextel Corp., 9%, 11/15/18 (n)	590,000	620,975
Sprint Nextel Corp., 6%, 11/15/22	1,985,000	1,424,238
T-Mobile USA, Inc., 6.125%, 1/15/22	300,000	308,250
T-Mobile USA, Inc., 6.5%, 1/15/24	1,195,000	1,218,900
T-Mobile USA, Inc., 6.633%, 4/28/21	1,185,000	1,238,325
T-Mobile USA, Inc., 6.25%, 4/01/21	2,955,000	3,051,038
T-Mobile USA, Inc., 6.5%, 1/15/26	1,380,000	1,393,096
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)	2,425,000	2,291,625
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)	1,050,000	1,039,500

		$24,515,394

Telephone Services – 0.5%
Level 3 Financing, Inc., 5.375%, 1/15/24 (n)	$535,000	$537,675
Level 3 Financing, Inc., 5.375%, 5/01/25 (n)	2,140,000	2,129,300

		$2,666,975

Transportation – Services – 1.4%
Jack Cooper Holdings Corp., 10.25%, 6/01/20 (n)	$1,830,000	$1,518,900
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)	1,504,000	1,312,240
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	2,025,000	1,012,500
Stena AB, 7%, 2/01/24 (n)	2,505,000	2,129,250
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)	1,405,000	1,102,925
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/21 (d)	585,000	58,500

		$7,134,315

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 1.8%
Calpine Corp., 5.5%, 2/01/24	$1,185,000	$1,045,763
Covanta Holding Corp., 6.375%, 10/01/22	400,000	398,000
Covanta Holding Corp., 7.25%, 12/01/20	1,570,000	1,623,969
Covanta Holding Corp., 5.875%, 3/01/24	765,000	692,325
NRG Energy, Inc., 6.625%, 3/15/23	1,960,000	1,700,300
NRG Energy, Inc., 6.25%, 7/15/22	350,000	303,625
NRG Energy, Inc., 8.25%, 9/01/20	1,645,000	1,595,650
TerraForm Power Operating LLC, 6.125%, 6/15/25 (n)	1,715,000	1,380,575

		$8,740,207

Total Bonds (Identified Cost, $516,114,711)		$455,730,813

FLOATING RATE LOANS (g)(r) – 3.5%
Aerospace – 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20	$1,442,359	$1,406,500

Building – 0.2%
ABC Supply Co., Inc., Term Loan, 3.5%, 4/16/20	$906,252	$895,830

Cable TV – 0.2%
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/19	$837,008	$822,779

Conglomerates – 0.2%
Entegris, Inc., Term Loan B, 3.5%, 4/30/21	$1,077,877	$1,067,098

Consumer Services – 0.2%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$1,160,019	$1,150,835

Containers – 0.2%
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21	$715,049	$704,025

Electronics – 0.3%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21	$1,682,088	$1,678,934

Energy – Independent – 0.1%
MEG Energy Corp., Term Loan, 3.75%, 3/31/20	$511,973	$443,710

Entertainment – 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$601,437	$601,061

Gaming & Lodging – 0.2%
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/25/20	$1,102,953	$1,099,645

Medical & Health Technology & Services – 0.3%
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/21	$1,455,608	$1,446,147

Printing & Publishing – 0.2%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/21	$1,022,211	$1,006,878

Retailers – 0.1%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/21	$360,499	$359,260

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Transportation – Services – 0.5%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/20	$2,750,532	$2,516,737

Utilities – Electric Power – 0.4%
Calpine Construction Finance Co. LP, Term Loan B1, 3%, 5/03/20	$1,796,080	$1,695,050

Total Floating Rate Loans (Identified Cost, $17,285,224)		$16,894,489

COMMON STOCKS – 0.4%
Automotive – 0.0%
Accuride Corp. (a)	42,065	$69,828

Special Products & Services – 0.4%
iShares iBoxx $ High Yield Corporate Bond ETF	22,373	$1,802,816

Total Common Stocks (Identified Cost, $2,672,798)		$1,872,644

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 2.0%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	9,842,222	$9,842,222

Total Investments (Identified Cost, $545,914,955)		$484,340,168

OTHER ASSETS, LESS LIABILITIES – 1.3%		6,555,013

NET ASSETS – 100.0%		$490,895,181

(a)	Non-income producing security.

(d)	In default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $185,866,651, representing 37.9% of net assets.

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Schaeffler Finance B.V., 6.875%, 8/15/18	$105,188	$—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	17,500	—
Total	$122,688	$—

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 6/15/18	12/22/10	$196,326	$195,208
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.62%, 4/26/50	4/12/06	1,080,058	11
Frontier Communications Corp., 11%, 9/15/25	12/16/15-12/18/15	286,521	297,000
MPLX LP, 5.5%, 2/15/23	8/06/12-10/07/14	2,131,484	1,850,625
MPLX LP, 4.5%, 7/15/23	4/01/13-4/18/13	395,152	351,617
Plastipak Holdings, Inc., 6.5%, 10/01/21	12/10/15-12/11/15	338,983	337,750
Total Restricted Securities			$3,032,211
% of Net assets			0.6%

12

MFS High Yield Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

ETF	Exchange-Traded Fund

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/15

Forward Foreign Currency Exchange Contracts at 12/31/15

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Goldman Sachs International	1,106,021	1/15/16	$1,247,932	$1,202,277	$45,655

Futures Contracts at 12/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	56	$7,050,750	March - 2016	$28,597

At December 31, 2015, the fund had cash collateral of $75,600 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

13

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $536,072,733)	$474,497,946
Underlying affiliated funds, at cost and value	9,842,222
Total investments, at value (identified cost, $545,914,955)	$484,340,168
Cash	137,630
Deposits with brokers	75,600
Receivables for
Forward foreign currency exchange contracts	45,655
Investments sold	125,438
Fund shares sold	343,329
Interest	8,889,325
Receivable from investment adviser	27,513
Other assets	4,401
Total assets		$493,989,059
Liabilities
Payables for
Daily variation margin on open futures contracts	$14,000
Investments purchased	125,438
Fund shares reacquired	2,832,144
Payable to affiliates
Shareholder servicing costs	84
Distribution and/or service fees	974
Payable for independent Trustees’ compensation	96
Accrued expenses and other liabilities	121,142
Total liabilities		$3,093,878
Net assets		$490,895,181
Net assets consist of
Paid-in capital	$575,210,395
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(61,500,488)
Accumulated net realized gain (loss) on investments and foreign currency	(55,187,120)
Undistributed net investment income	32,372,394
Net assets		$490,895,181
Shares of beneficial interest outstanding		90,593,277

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$419,474,369	77,287,081	$5.43
Service Class	71,420,812	13,306,196	5.37

See Notes to Financial Statements

14

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$34,623,301
Dividends	197,458
Dividends from underlying affiliated funds	12,871
Total investment income		$34,833,630
Expenses
Management fee	$3,965,980
Distribution and/or service fees	201,783
Shareholder servicing costs	20,597
Administrative services fee	98,278
Independent Trustees’ compensation	16,275
Custodian fee	60,935
Shareholder communications	86,384
Audit and tax fees	73,741
Legal fees	27,900
Miscellaneous	37,981
Total expenses		$4,589,854
Fees paid indirectly	(521)
Reduction of expenses by investment adviser	(306,688)
Net expenses		$4,282,645
Net investment income		$30,550,985
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(7,922,293)
Futures contracts	(151,542)
Foreign currency	(80,012)
Net realized gain (loss) on investments and foreign currency		$(8,153,847)
Change in unrealized appreciation (depreciation)
Investments	$(43,411,969)
Futures contracts	66,418
Translation of assets and liabilities in foreign currencies	46,024
Net unrealized gain (loss) on investments and foreign currency translation		$(43,299,527)
Net realized and unrealized gain (loss) on investments and foreign currency		$(51,453,374)
Change in net assets from operations		$(20,902,389)

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$30,550,985	$35,987,701
Net realized gain (loss) on investments and foreign currency	(8,153,847)	11,166,600
Net unrealized gain (loss) on investments and foreign currency translation	(43,299,527)	(27,294,937)
Change in net assets from operations	$(20,902,389)	$19,859,364
Distributions declared to shareholders
From net investment income	$(38,420,241)	$(34,697,077)
Change in net assets from fund share transactions	$(48,143,205)	$(90,410,935)
Total change in net assets	$(107,465,835)	$(105,248,648)
Net assets
At beginning of period	598,361,016	703,609,664
At end of period (including undistributed net investment income of $32,372,394 and $38,383,299, respectively)	$490,895,181	$598,361,016

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.11	$6.28	$6.05	$5.64	$5.96
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.36	$0.40	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(0.57)	(0.17)	0.02	0.42	(0.18)
Total from investment operations	$(0.24)	$0.18	$0.38	$0.82	$0.23
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.35)	$(0.15)	$(0.41)	$(0.55)
Net asset value, end of period (x)	$5.43	$6.11	$6.28	$6.05	$5.64
Total return (%) (k)(r)(s)(x)	(4.22)	2.81	6.42	14.91	4.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.77	0.76	0.81	0.86
Expenses after expense reductions (f)	0.72	0.74	0.75	0.79	0.81
Net investment income	5.43	5.44	5.79	6.65	6.97
Portfolio turnover	33	43	52	48	57
Net assets at end of period (000 omitted)	$419,474	$514,089	$600,994	$368,899	$145,773

See Notes to Financial Statements

17

MFS High Yield Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.04	$6.21	$5.99	$5.59	$5.91
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33	$0.34	$0.38	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.56)	(0.16)	0.02	0.41	(0.19)
Total from investment operations	$(0.25)	$0.17	$0.36	$0.79	$0.21
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.34)	$(0.14)	$(0.39)	$(0.53)
Net asset value, end of period (x)	$5.37	$6.04	$6.21	$5.99	$5.59
Total return (%) (k)(r)(s)(x)	(4.42)	2.53	6.10	14.54	3.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.01	1.06	1.11
Expenses after expense reductions (f)	0.97	0.99	1.00	1.04	1.06
Net investment income	5.18	5.19	5.56	6.46	6.73
Portfolio turnover	33	43	52	48	57
Net assets at end of period (000 omitted)	$71,421	$84,272	$102,616	$110,426	$83,400

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

19

MFS High Yield Portfolio

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,872,644	$—	$—	$1,872,644
U.S. Corporate Bonds	—	383,769,877	—	383,769,877
Commercial Mortgage-Backed Securities	—	208,874	—	208,874
Asset-Backed Securities (including CDOs)	—	171,515	—	171,515
Foreign Bonds	—	71,580,547	—	71,580,547
Floating Rate Loans	—	16,894,489	—	16,894,489
Mutual Funds	9,842,222	—	—	9,842,222
Total Investments	$11,714,866	$472,625,302	$—	$484,340,168

Other Financial Instruments
Futures Contracts	$28,597	$—	$—	$28,597
Forward Foreign Currency Exchange Contracts	—	45,655	—	45,655

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$28,597
Foreign Exchange	Forward Foreign Currency Exchange	45,655
Total		$74,252

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(151,542)	$—
Foreign Exchange	—	(77,376)
Total	$(151,542)	$(77,376)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$66,418	$—
Foreign Exchange	—	45,391
Total	$66,418	$45,391

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law.

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$38,420,241	$34,697,077

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$549,105,958
Gross appreciation	2,216,539
Gross depreciation	(66,982,329)
Net unrealized appreciation (depreciation)	$(64,765,790)
Undistributed ordinary income	32,514,633
Capital loss carryforwards	(51,967,520)
Other temporary differences	(96,537)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
12/31/16	$(30,768,220)
12/31/17	(11,194,472)
Total	$(41,962,692)

Post-enactment losses which are characterized as follows:
Short-Term	$(2,122,707)
Long-Term	(7,882,121)
Total	$(10,004,828)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$33,239,093	$29,997,899
Service Class	5,181,148	4,699,178
Total	$38,420,241	$34,697,077

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $39,282, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $267,406, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $19,747, which equated to 0.0035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $850.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,820 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $178,343,720 and $224,416,122, respectively.

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,272,617	$43,207,018	2,991,264	$19,007,846
Service Class	6,839,974	39,829,157	2,757,244	16,995,501
	14,112,591	$83,036,175	5,748,508	$36,003,347
Shares issued to shareholders in reinvestment of distributions
Initial Class	5,903,924	$33,239,093	4,791,997	$29,997,899
Service Class	928,521	5,181,148	757,932	4,699,178
	6,832,445	$38,420,241	5,549,929	$34,697,077
Shares reacquired
Initial Class	(20,061,056)	$(119,929,306)	(19,315,849)	$(123,140,577)
Service Class	(8,414,478)	(49,670,315)	(6,083,157)	(37,970,782)
	(28,475,534)	$(169,599,621)	(25,399,006)	$(161,111,359)
Net change
Initial Class	(6,884,515)	$(43,483,195)	(11,532,588)	$(74,134,832)
Service Class	(645,983)	(4,660,010)	(2,567,981)	(16,276,103)
	(7,530,498)	$(48,143,205)	(14,100,569)	$(90,410,935)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 19%, 7%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,834 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,904,801	166,943,569	(171,006,148)	9,842,222

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,871	$9,842,222

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,720,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; and whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

26

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

28

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

29

MFS High Yield Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams David Cole

30

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

31

MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

32

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

33

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

ANNUAL REPORT

December 31, 2015

MFS® INTERNATIONAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	4.1%
Nestle S.A.	3.8%
Danone S.A.	3.2%
Accenture PLC, “A”	3.1%
Novartis AG	3.0%
UBS AG	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
AIA Group Ltd.	2.6%
Compass Group PLC	2.6%
Pernod Ricard S.A.	2.5%

Equity sectors
Consumer Staples	20.5%
Health Care	16.9%
Financial Services	13.0%
Special Products & Services	9.9%
Technology	9.5%
Basic Materials	8.2%
Industrial Goods & Services	7.8%
Retailing	6.3%
Leisure	4.9%
Energy	2.5%
Transportation	2.1%
Autos & Housing	1.0%
Utilities & Communications	0.7%

Issuer country weightings (x)
United Kingdom	19.1%
Switzerland	16.1%
France	15.8%
Germany	9.8%
Japan	8.0%
Canada	3.6%
Taiwan	3.2%
Denmark	2.9%
Hong Kong	2.8%
Other Countries	18.7%

Currency exposure weightings (y)
Euro	30.2%
British Pound Sterling	19.1%
Swiss Franc	16.1%
Japanese Yen	8.0%
United States Dollar	4.5%
Hong Kong Dollar	4.0%
Taiwan Dollar	3.2%
Danish Krone	2.9%
Indian Rupee	2.3%
Other Currencies	9.7%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS International Growth Portfolio (“fund”) provided a total return of 0.32%, while Service Class shares of the fund provided a total return of 0.10%. These compare with a return of –0.91% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Security selection in the financial services sector contributed to performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, overweight positions in financial services firms UBS AG (Switzerland) and KBC Groep (h) (Belgium) contributed to relative results. Shares of UBS AG traded higher after the company reported positive earnings driven by strong performance from their Wealth Management, Investment Banking and Global Asset Management divisions.

Stock selection in the special products & services sector also benefited relative returns. The fund’s position in management consulting firm Accenture (b) supported relative results. Shares of Accenture appreciated during the period after the company reported better-than-expected earnings which were driven by strong results in its consulting division.

Other top relative contributors during the period included overweight positions in system services provider OBIC (Japan), tobacco company Japan Tobacco (Japan), food & beverage company Chr. Hansen (Denmark), software company Dassault Systems (France) and chemical company LG Chem (South Korea). Holdings of betting and gaming company Paddy Power (b) (Ireland) and food and drug store retailer Sundrug (b) (Japan) also helped relative returns. Shares of Paddy Power rose following continued market share gains and news of a proposed merger with rival online gambling and gaming company Betfair.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from Performance

Security selection in the industrial goods & services sector weighed on relative performance. An overweight position in engineering solutions provider Weir Group (United Kingdom), and the fund’s positions in engine maker Rolls-Royce Holdings (b) (United Kingdom) and electricity distribution company Schneider Electric (b) (France), hindered relative results. Shares of Weir Group declined during the period as sales and profits were hurt as a result of the group’s exposure to customers impacted by falling oil and gas prices.

Stock selection in the transportation sector also detracted from relative performance. An overweight position in railroad company Canadian National Railway (Canada) held back relative results as the stock underperformed the benchmark during the period.

Security selection in the consumer staples sector further detracted from relative performance. Here, an overweight position in Want Want China Holdings (China) hurt relative results.

3

MFS International Growth Portfolio

Management Review – continued

Elsewhere, overweight positions of luxury goods retailer Burberry Group (United Kingdom), financial services company Credicorp (Peru), integrated circuits manufacturer MediaTek (Taiwan) and industrial gas supplier Linde (Germany), and not holding a position in internet software service provider Tencent Holdings (China), weakened relative results. Shares of Burberry Group declined as sales came in below market consensus due, in part, to slower Chinese consumer spending.

Respectfully,

David Antonelli	Matthew Barrett	Kevin Dwan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective March 31, 2015, Matthew Barrett became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	0.32%	3.02%	5.01%
Service Class	8/24/01	0.10%	2.77%	4.76%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		(0.91)%	2.48%	4.02%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	1.03%	$1,000.00	$948.94	$5.06
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
Service Class	Actual	1.28%	$1,000.00	$948.54	$6.29
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 103.3%
Aerospace – 0.8%
Rolls-Royce Holdings PLC	162,490	$1,377,371

Alcoholic Beverages – 5.8%
AmBev S.A., ADR	179,706	$801,489
Carlsberg A.S., “B”	22,508	1,990,044
Diageo PLC	100,430	2,738,775
Pernod Ricard S.A.	35,742	4,063,544

		$9,593,852

Apparel Manufacturers – 4.1%
Burberry Group PLC	88,451	$1,558,214
Kering S.A.	8,640	1,472,721
LVMH Moet Hennessy Louis Vuitton S.A.	24,266	3,793,423

		$6,824,358

Automotive – 0.5%
Guangzhou Automobile Group Co. Ltd., “H”	892,000	$789,688

Broadcasting – 2.2%
WPP PLC	155,141	$3,570,991

Business Services – 9.9%
Accenture PLC, “A”	48,601	$5,078,805
Amadeus IT Holding S.A.	39,935	1,758,469
Brenntag AG	43,748	2,283,309
Compass Group PLC	242,374	4,198,366
Experian Group Ltd.	63,723	1,126,017
Intertek Group PLC	46,043	1,883,014

		$16,327,980

Computer Software – 3.3%
Dassault Systems S.A.	22,258	$1,780,832
OBIC Co. Ltd.	33,300	1,765,283
SAP AG	24,695	1,969,320

		$5,515,435

Computer Software – Systems – 1.4%
NICE Systems Ltd., ADR	38,842	$2,226,423

Construction – 0.5%
Toto Ltd.	22,700	$795,894

Consumer Products – 4.7%
Hengan International Group Co. Ltd.	69,500	$652,058
L’Oréal	16,282	2,739,294
Reckitt Benckiser Group PLC	37,782	3,477,793
Uni-Charm Corp.	46,100	939,863

		$7,809,008

Containers – 0.9%
Brambles Ltd.	181,517	$1,518,947

Electrical Equipment – 4.9%
Legrand S.A.	17,745	$1,001,543
Mettler-Toledo International, Inc. (a)	9,058	3,071,840
Prysmian S.p.A.	71,537	1,564,791

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – continued
Schneider Electric S.A.	42,051	$2,394,210

		$8,032,384

Electronics – 3.2%
MediaTek, Inc.	99,000	$748,178
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	195,834	4,455,224

		$5,203,402

Energy – Independent – 1.2%
INPEX Corp.	146,900	$1,448,895
Oil Search Ltd.	115,197	562,425

		$2,011,320

Energy – Integrated – 1.3%
BG Group PLC	73,427	$1,064,788
Suncor Energy, Inc.	39,180	1,011,426

		$2,076,214

Food & Beverages – 8.1%
Chr. Hansen Holding A.S.	12,764	$798,362
Danone S.A.	79,110	5,338,926
M. Dias Branco S.A. Industria e Comercio de Alimentos	4,079	68,563
Nestle S.A.	84,422	6,257,668
Want Want China Holdings Ltd.	1,151,000	851,374

		$13,314,893

Food & Drug Stores – 2.2%
Dairy Farm International Holdings Ltd.	61,200	$371,402
Loblaw Cos. Ltd.	28,546	1,347,977
Sundrug Co. Ltd.	29,000	1,865,111

		$3,584,490

Gaming & Lodging – 1.3%
Paddy Power PLC	15,656	$2,096,399

Insurance – 2.6%
AIA Group Ltd.	723,400	$4,309,698

Internet – 0.4%
NAVER Corp.	1,242	$691,681

Machinery & Tools – 2.1%
Atlas Copco AB, “A” (l)	30,686	$747,562
GEA Group AG	13,810	556,493
Schindler Holding AG	6,904	1,156,052
Weir Group PLC	69,226	1,018,248

		$3,478,355

Major Banks – 1.6%
HSBC Holdings PLC	330,028	$2,604,395

Medical & Health Technology & Services – 1.3%
Fresenius Medical Care AG & Co. KGaA	25,988	$2,189,534

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 4.1%
Essilor International S.A.	12,592	$1,569,668
QIAGEN N.V. (a)	28,009	757,778
Smith & Nephew PLC	86,829	1,536,852
Sonova Holding AG	8,438	1,072,441
Terumo Corp.	56,600	1,751,905

		$6,688,644

Network & Telecom – 1.3%
Ericsson, Inc., “B”	213,434	$2,067,472

Other Banks & Diversified Financials – 8.8%
Aeon Credit Service Co. Ltd.	39,600	$885,929
Credicorp Ltd.	8,505	827,707
DBS Group Holdings Ltd.	152,400	1,784,222
Grupo Financiero Banorte S.A. de C.V.	202,844	1,117,999
HDFC Bank Ltd.	168,425	2,743,430
Julius Baer Group Ltd.	36,878	1,768,068
Sberbank of Russia	557,530	773,363
UBS AG	237,008	4,560,959

		$14,461,677

Pharmaceuticals – 11.5%
Bayer AG	30,182	$3,786,673
Novartis AG	56,970	4,869,602
Novo Nordisk A.S., “B”	36,001	2,069,351
Roche Holding AG	24,538	6,762,382
Shire PLC	21,578	1,478,823

		$18,966,831

Railroad & Shipping – 2.1%
Canadian National Railway Co.	62,449	$3,489,650

Restaurants – 1.4%
Whitbread PLC	36,073	$2,331,193

Specialty Chemicals – 7.3%
Akzo Nobel N.V.	31,897	$2,130,512
Croda International PLC	35,078	1,563,495
L’Air Liquide S.A.	17,053	1,915,288
LG Chem Ltd.	4,411	1,218,290
Linde AG	17,323	2,514,491
Nippon Paint Holdings Co. Ltd.	26,800	648,268
Symrise AG	30,499	2,023,195

		$12,013,539

Telecommunications – Wireless – 0.7%
SoftBank Corp.	23,300	$1,174,182

Tobacco – 1.8%
ITC Ltd.	228,959	$1,130,764
Japan Tobacco, Inc.	50,100	1,839,529

		$2,970,293

Total Common Stocks (Identified Cost, $134,094,059)		$170,106,193

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	894,493	$894,493

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	583,622	$583,622

Total Investments (Identified Cost, $135,572,174)		$171,584,308

OTHER ASSETS, LESS LIABILITIES – (4.2)%		(6,958,148)

NET ASSETS – 100.0%		$164,626,160

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $134,677,681)	$170,689,815
Underlying affiliated funds, at cost and value	894,493
Total investments, at value, including $553,145 of securities on loan (identified cost, $135,572,174)	$171,584,308
Cash	12,589
Receivables for
Investments sold	500,509
Interest and dividends	341,445
Other assets	1,800
Total assets		$172,440,651
Liabilities
Payable for fund shares reacquired	$7,146,002
Collateral for securities loaned, at value	583,622
Payable to affiliates
Investment adviser	8,696
Shareholder servicing costs	28
Distribution and/or service fees	366
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	75,754
Total liabilities		$7,814,491
Net assets		$164,626,160
Net assets consist of
Paid-in capital	$120,829,615
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	35,990,515
Accumulated net realized gain (loss) on investments and foreign currency	6,067,626
Undistributed net investment income	1,738,404
Net assets		$164,626,160
Shares of beneficial interest outstanding		13,109,781

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$138,482,440	11,014,359	$12.57
Service Class	26,143,720	2,095,422	12.48

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$4,101,039
Interest	37,121
Dividends from underlying affiliated funds	1,251
Foreign taxes withheld	(353,437)
Total investment income		$3,785,974
Expenses
Management fee	$1,695,028
Distribution and/or service fees	72,994
Shareholder servicing costs	6,575
Administrative services fee	39,124
Independent Trustees’ compensation	4,811
Custodian fee	115,880
Shareholder communications	12,484
Audit and tax fees	58,147
Legal fees	1,585
Miscellaneous	12,269
Total expenses		$2,018,897
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(13,075)
Net expenses		$2,005,815
Net investment income		$1,780,159
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $16,288 country tax)	$8,387,506
Foreign currency	(76,161)
Net realized gain (loss) on investments and foreign currency		$8,311,345
Change in unrealized appreciation (depreciation)
Investments (net of $40,397 decrease in deferred country tax)	$(8,213,953)
Translation of assets and liabilities in foreign currencies	(4,899)
Net unrealized gain (loss) on investments and foreign currency translation		$(8,218,852)
Net realized and unrealized gain (loss) on investments and foreign currency		$92,493
Change in net assets from operations		$1,872,652

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$1,780,159	$2,923,883
Net realized gain (loss) on investments and foreign currency	8,311,345	7,408,562
Net unrealized gain (loss) on investments and foreign currency translation	(8,218,852)	(20,404,041)
Change in net assets from operations	$1,872,652	$(10,071,596)
Distributions declared to shareholders
From net investment income	$(2,816,463)	$(1,789,349)
From net realized gain on investments	(6,958,032)	(9,240,204)
Total distributions declared to shareholders	$(9,774,495)	$(11,029,553)
Change in net assets from fund share transactions	$(22,561,179)	$(3,440,851)
Total change in net assets	$(30,463,022)	$(24,542,000)
Net assets
At beginning of period	195,089,182	219,631,182
At end of period (including undistributed net investment income of $1,738,404 and $2,868,333, respectively)	$164,626,160	$195,089,182

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$13.29		$14.77	$13.13	$11.08	$13.85
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.21	$0.14	$0.15	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.11	)(g)	(0.90)	1.70	2.02	(1.60)
Total from investment operations	$0.02		$(0.69)	$1.84	$2.17	$(1.45)
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.13)	$(0.19)	$(0.12)	$(0.15)
From net realized gain on investments	(0.52)		(0.66)	(0.01)	—	(1.17)
Total distributions declared to shareholders	$(0.74)		$(0.79)	$(0.20)	$(0.12)	$(1.32)
Net asset value, end of period (x)	$12.57		$13.29	$14.77	$13.13	$11.08
Total return (%) (k)(r)(s)(x)	0.32		(4.98)	14.09	19.71	(10.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03		1.02	1.03	1.04	1.06
Expenses after expense reductions (f)	1.03		1.01	1.03	1.04	N/A
Net investment income	0.99		1.44	0.98	1.23	1.16
Portfolio turnover	22		22	26	49	52
Net assets at end of period (000 omitted)	$138,482		$164,724	$186,566	$175,946	$188,066

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$13.19		$14.66	$13.04	$11.00	$13.76
Income (loss) from investment operations
Net investment income (d)	$0.10		$0.17	$0.10	$0.12	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.11	)(g)	(0.88)	1.68	2.01	(1.58)
Total from investment operations	$(0.01)		$(0.71)	$1.78	$2.13	$(1.47)
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.10)	$(0.15)	$(0.09)	$(0.12)
From net realized gain on investments	(0.52)		(0.66)	(0.01)	—	(1.17)
Total distributions declared to shareholders	$(0.70)		$(0.76)	$(0.16)	$(0.09)	$(1.29)
Net asset value, end of period (x)	$12.48		$13.19	$14.66	$13.04	$11.00
Total return (%) (k)(r)(s)(x)	0.10		(5.19)	13.76	19.45	(11.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28		1.27	1.28	1.29	1.31
Expenses after expense reductions (f)	1.28		1.26	1.28	1.29	N/A
Net investment income	0.72		1.19	0.72	0.98	0.89
Portfolio turnover	22		22	26	49	52
Net assets at end of period (000 omitted)	$26,144		$30,365	$33,065	$28,781	$28,910

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$7,133,951	$24,394,384	$—	$31,528,335
Switzerland	1,072,441	25,374,731	—	26,447,172
France	—	26,069,449	—	26,069,449
Germany	1,969,320	14,111,473	—	16,080,793
Japan	1,448,895	11,665,964	—	13,114,859
United States	8,150,645	—	—	8,150,645
Canada	5,849,053	—	—	5,849,053
Taiwan	4,455,224	748,178	—	5,203,402
Denmark	—	4,857,757	—	4,857,757
Other Countries	7,701,005	25,103,723	—	32,804,728
Mutual Funds	1,478,115	—	—	1,478,115
Total Investments	$39,258,649	$132,325,659	$—	$171,584,308

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $23,345,208 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $13,721,007 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $553,145. The fair value of the fund’s investment securities on loan and a related liability of $583,622 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$3,792,943	$2,702,095
Long-term capital gains	5,981,552	8,327,458
Total distributions	$9,774,495	$11,029,553

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$137,445,766
Gross appreciation	43,152,145
Gross depreciation	(9,013,603)
Net unrealized appreciation (depreciation)	$34,138,542
Undistributed ordinary income	2,235,379
Undistributed long-term capital gain	7,447,641
Other temporary differences	(25,017)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$2,442,309	$1,588,243	$5,869,477	$7,863,786
Service Class	374,154	201,106	1,088,555	1,376,418
Total	$2,816,463	$1,789,349	$6,958,032	$9,240,204

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $13,075, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $6,306, which equated to 0.0033% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $269.

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0208% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $595 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $41,442,890 and $65,370,603, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	409,918	$5,405,490	624,699	$8,840,275
Service Class	267,923	3,514,834	390,985	5,447,027
	677,841	$8,920,324	1,015,684	$14,287,302
Shares issued to shareholders in reinvestment of distributions
Initial Class	677,960	$8,311,786	665,636	$9,452,029
Service Class	120,190	1,462,709	111,802	1,577,524
	798,150	$9,774,495	777,438	$11,029,553
Shares reacquired
Initial Class	(2,470,200)	$(33,334,768)	(1,527,528)	$(22,235,720)
Service Class	(595,518)	(7,921,230)	(455,584)	(6,521,986)
	(3,065,718)	$(41,255,998)	(1,983,112)	$(28,757,706)
Net change
Initial Class	(1,382,322)	$(19,617,492)	(237,193)	$(3,943,416)
Service Class	(207,405)	(2,943,687)	47,203	502,565
	(1,589,727)	$(22,561,179)	(189,990)	$(3,440,851)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio, were the owners of record of approximately 33%, 14%, and 8%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition,

18

MFS International Growth Portfolio

Notes to Financial Statements – continued

the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $617 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,302,854	25,792,575	(27,200,936)	894,493

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,251	$894,493

19

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

22

MFS International Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Matthew Barrett Kevin Dwan

23

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS International Growth Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s retail counterpart, including assigning an additional portfolio manager for the Fund in 2015. In addition, the Trustees requested that they receive a separate

24

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

25

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,580,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,551,976. The fund intends to pass through foreign tax credits of $307,665 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2015

MFS® INTERNATIONAL VALUE PORTFOLIO

MFS® Variable Insurance Trust II

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.3%
Danone S.A.	3.6%
Reckitt Benckiser Group PLC	3.3%
Colgate-Palmolive Co.	3.2%
KDDI Corp.	2.8%
Brambles Ltd.	2.8%
Kao Corp.	2.4%
Compass Group PLC	2.3%
Henkel AG & Co. KGaA	2.2%
Japan Tobacco, Inc.	2.1%

Equity sectors
Consumer Staples	28.5%
Financial Services	17.5%
Technology	13.3%
Special Products & Services	10.6%
Basic Materials	6.6%
Industrial Goods & Services	6.2%
Health Care	6.0%
Utilities & Communications	4.1%
Transportation	1.6%
Energy	0.9%
Leisure	0.8%
Autos & Housing	0.8%
Retailing	0.4%

Issuer country weightings (x)
Japan	22.6%
United Kingdom	16.4%
United States	12.2%
Switzerland	11.6%
Germany	11.0%
France	8.2%
Australia	3.7%
Netherlands	3.3%
Sweden	2.8%
Other Countries	8.2%

Currency exposure weightings (y)
Euro	24.8%
Japanese Yen	22.6%
British Pound Sterling	16.4%
United States Dollar	12.2%
Swiss Franc	11.6%
Australian Dollar	3.7%
Swedish Krona	2.8%
Canadian Dollar	1.8%
Taiwan Dollar	1.7%
Other Currencies	2.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS International Value Portfolio (“fund”) provided a total return of 6.65%, while Service Class shares of the fund provided a total return of 6.32%. These compare with a return of –5.22% over the same period for the fund’s benchmark, the MSCI EAFE Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

An overweight position and strong stock selection in the consumer staples sector contributed to performance relative to the MSCI EAFE Value Index. The fund’s holdings of household and industrial products manufacturer Kao (b) (Japan), household products manufacturer Reckitt Benckiser (b) (United Kingdom) and cosmetic product manufacturer KOSE (b) (Japan) lifted relative returns. Additionally, an overweight position in Japanese tobacco producer Japan Tobacco supported relative results. Shares of Japan Tobacco outpaced the benchmark during the reporting period as price increases combined with an uptrend in cigarette consumption in foreign markets led to strong earnings results.

Stock selection and an underweight position in the basic materials sector further supported relative returns and was driven by not holding mining giant BHP Billiton (United Kingdom). Shares of BHP Billiton tumbled in early November after tailing dams at the Samarco iron ore mine in Brazil collapsed resulting in multiple casualties and the flooding of the Bento Rodriques village.

Strong security selection in the technology sector also benefited relative performance. Holding computer graphics processors maker NVIDIA Corp (b) supported relative returns as the company’s diversification efforts into the high-end gaming market and automotive segment drove better than expected results.

Elsewhere, an overweight position in telecommunications company KDDI (Japan), an underweight position in global energy and petrochemicals company Royal Dutch Shell (h) (United Kingdom), holding business system services company Nomura Research (b) and not holding financial services firm Banco Santander all helped relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor aiding relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

A combination of the fund’s underweight position and weak stock selection in the autos & housing sector weakened relative results. However, there were no individual stocks within this sector that were among the fund’s top relative detractors during the period.

Elsewhere, holding mailroom equipment distributor Neopost (b) (France) held back relative returns. Shares underperformed the benchmark as the company continued to transition away from the declining traditional mailing business and focus on more profitable shipping and communications divisions. The shift appeared to be taking longer than investors would like and continued weak results led management to slash its dividend towards the end of the reporting period.

3

MFS International Value Portfolio

Management Review – continued

In other sectors, the fund’s overweight positions in Swedish telecommunications equipment provider Ericsson and communications and entertainment solutions provider TDC (Denmark) weakened relative performance. Avoiding diversified financial services firm Mitsubishi UFJ Financial Group (Japan), tobacco product manufacturer Imperial Tobacco Group (United Kingdom), financial solutions provider Allianz (Germany), insurance giant AXA (France), telecommunications services provider Nippon Telegraph & Telephone (Japan), financial services firm Mizuho Financial Group (Japan) and mobile telecommunications provider NTT DoCoMo (Japan) all dampened relative results.

Respectfully,

Pablo De La Mata	Benjamin Stone
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	6.65%	9.61%	7.49%
Service Class	8/24/01	6.32%	9.34%	7.22%

Comparative benchmark
MSCI EAFE Value Index (f)		(5.22)%	3.11%	2.53%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.90%	$1,000.00	$1,005.89	$4.55
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,004.18	$5.81
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.1%
Aerospace – 1.0%
Cobham PLC	3,218,441	$13,359,623

Alcoholic Beverages – 3.7%
Heineken N.V.	277,024	$23,643,567
Pernod Ricard S.A.	226,986	25,806,265

		$49,449,832

Automotive – 0.5%
USS Co. Ltd.	453,700	$6,826,217

Broadcasting – 0.3%
Fuji Media Holdings, Inc.	165,600	$1,952,416
Nippon Television Holdings, Inc.	141,000	2,566,062

		$4,518,478

Brokerage & Asset Managers – 1.4%
Computershare Ltd.	811,143	$6,837,076
Daiwa Securities Group, Inc.	837,000	5,117,441
IG Group Holdings PLC	623,553	7,341,809

		$19,296,326

Business Services – 10.6%
Accenture PLC, “A”	46,971	$4,908,470
Amadeus IT Holding S.A.	497,747	21,917,428
Brenntag AG	175,564	9,163,088
Bunzl PLC	797,338	22,025,506
Compass Group PLC	1,795,758	31,105,851
Intertek Group PLC	164,307	6,719,640
Nomura Research, Inc.	638,100	24,525,324
Secom Co. Ltd.	127,600	8,634,641
SGS S.A.	7,459	14,210,074

		$143,210,022

Chemicals – 2.6%
Givaudan S.A.	12,318	$22,164,323
Orica Ltd.	465,388	5,205,894
Syngenta AG	19,082	7,473,910

		$34,844,127

Computer Software – 2.8%
Cadence Design Systems, Inc. (a)	710,497	$14,785,443
Dassault Systems S.A.	126,726	10,139,174
OBIC Co. Ltd.	190,900	10,119,894
Synopsys, Inc. (a)	70,036	3,194,342

		$38,238,853

Construction – 0.3%
Geberit AG	12,334	$4,148,516

Consumer Products – 9.8%
Colgate-Palmolive Co.	643,742	$42,886,092
Kao Corp.	629,000	32,278,013
Kobayashi Pharmaceutical Co. Ltd.	121,400	9,977,126
KOSE Corp.	26,900	2,476,372
Reckitt Benckiser Group PLC	488,856	44,998,675

		$132,616,278

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Containers – 2.8%
Brambles Ltd.	4,481,695	$37,503,137

Electrical Equipment – 2.5%
IMI PLC	664,445	$8,382,228
Legrand S.A.	217,972	12,302,523
Schneider Electric S.A.	116,173	6,614,411
Spectris PLC	254,696	6,750,181

		$34,049,343

Electronics – 8.7%
Analog Devices, Inc.	476,764	$26,374,584
ASM International N.V.	96,757	3,767,636
Halma PLC	877,236	11,118,318
Hirose Electric Co. Ltd.	104,400	12,617,421
Infineon Technologies AG	790,773	11,572,028
NVIDIA Corp.	531,678	17,524,107
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	984,867	22,405,724
Texas Instruments, Inc.	218,933	11,999,718

		$117,379,536

Energy – Independent – 0.7%
Cairn Energy PLC (a)	1,032,965	$2,401,451
INPEX Corp.	699,500	6,899,266

		$9,300,717

Food & Beverages – 9.1%
Danone S.A.	726,058	$48,999,751
ITO EN Ltd.	280,300	7,206,418
Nestle S.A.	779,979	57,814,898
Toyo Suisan Kaisha Ltd.	279,000	9,711,573

		$123,732,640

Insurance – 4.4%
Euler Hermes Group	39,885	$3,839,935
Fairfax Financial Holdings Ltd.	51,895	24,637,092
Hiscox Ltd.	432,490	6,720,059
Jardine Lloyd Thompson Group PLC	368,139	5,020,072
Sony Financial Holdings, Inc.	349,400	6,241,312
Zurich Insurance Group AG	54,698	13,956,710

		$60,415,180

Leisure & Toys – 0.5%
Sankyo Co. Ltd.	105,800	$3,946,230
Yamaha Corp.	116,100	2,805,123

		$6,751,353

Machinery & Tools – 2.7%
GEA Group AG	349,283	$14,074,835
Glory Ltd.	104,500	3,203,623
Neopost S.A.	126,281	3,083,690
Nordson Corp.	79,820	5,120,453
Schindler Holding AG	28,255	4,731,205
Spirax Sarco Engineering PLC	120,182	5,789,526

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – continued
Wartsila Corp.	4,907	$222,513

		$36,225,845

Major Banks – 1.9%
Bank of Ireland (a)	14,424,354	$5,298,374
HSBC Holdings PLC	1,112,917	8,782,513
Sumitomo Mitsui Financial Group, Inc.	298,700	11,267,650

		$25,348,537

Medical Equipment – 1.6%
Nihon Kohden Corp.	455,600	$10,978,802
Terumo Corp.	344,100	10,650,714

		$21,629,516

Network & Telecom – 1.8%
Ericsson, Inc., “B”	2,491,643	$24,135,807

Oil Services – 0.2%
Core Laboratories N.V.	25,286	$2,749,600

Other Banks & Diversified Financials – 6.3%
Chiba Bank Ltd.	631,000	$4,473,747
DnB NOR A.S.A.	1,153,740	14,198,884
Hachijuni Bank Ltd.	619,000	3,798,663
ING Groep N.V.	1,274,917	17,161,715
Joyo Bank Ltd.	891,000	4,211,393
Julius Baer Group Ltd.	88,026	4,220,292
Jyske Bank A.S. (a)	78,627	3,554,413
North Pacific Bank Ltd.	928,400	3,201,501
Svenska Handelsbanken AB, “A”	994,480	13,127,092
Sydbank A.S.	104,258	3,340,710
UBS AG	518,322	9,974,538
UniCredit S.p.A.	649,921	3,579,742

		$84,842,690

Pharmaceuticals – 4.4%
Bayer AG	156,176	$19,594,043
GlaxoSmithKline PLC	391,248	7,902,426
Roche Holding AG	68,997	19,014,754
Santen Pharmaceutical Co. Ltd.	784,300	12,898,162

		$59,409,385

Real Estate – 3.5%
Deutsche Wohnen AG, REIT	601,719	$16,750,110
LEG Immobilien AG	91,679	7,522,226
TAG Immobilien AG (l)	350,705	4,382,979
Vonovia SE	608,093	18,835,502

		$47,490,817

Specialty Chemicals – 1.2%
Symrise AG	254,126	$16,857,815

Specialty Stores – 0.4%
Esprit Holdings Ltd.	5,430,058	$5,972,292

Telecommunications – Wireless – 3.7%
KDDI Corp.	1,460,100	$37,797,562
Vodafone Group PLC	3,673,836	11,883,113

		$49,680,675

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 0.4%
TDC A.S.	1,224,046	$6,072,106

Tobacco – 3.7%
British American Tobacco PLC	405,534	$22,522,973
Japan Tobacco, Inc.	761,900	27,974,790

		$50,497,763

Trucking – 1.6%
Yamato Holdings Co. Ltd.	1,038,400	$22,008,373

Total Common Stocks (Identified Cost, $1,064,637,068)		$1,288,561,399

PREFERRED STOCKS – 2.2%
Consumer Products – 2.2%
Henkel AG & Co. KGaA (Identified Cost, $20,330,286)	271,616	$30,277,589

MONEY MARKET FUNDS – 2.9%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	38,566,019	$38,566,019

COLLATERAL FOR SECURITIES LOANED – 0.0%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	1,307	$1,307

Total Investments (Identified Cost, $1,123,534,680)		$1,357,406,314

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(2,923,790)

NET ASSETS – 100.0%		$1,354,482,524

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,084,968,661)	$1,318,840,295
Underlying affiliated funds, at cost and value	38,566,019
Total investments, at value, including $1,236 of securities on loan (identified cost, $1,123,534,680)	$1,357,406,314
Foreign currency, at value (identified cost, $73)	73
Receivables for
Investments sold	328,634
Fund shares sold	2,073,519
Dividends	2,978,196
Other assets	9,828
Total assets		$1,362,796,564
Liabilities
Payables for
Investments purchased	$205,785
Fund shares reacquired	7,895,199
Collateral for securities loaned, at value	1,307
Payable to affiliates
Investment adviser	33,624
Shareholder servicing costs	219
Distribution and/or service fees	15,625
Payable for independent Trustees’ compensation	39
Accrued expenses and other liabilities	162,242
Total liabilities		$8,314,040
Net assets		$1,354,482,524
Net assets consist of
Paid-in capital	$1,082,737,130
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	233,721,403
Accumulated net realized gain (loss) on investments and foreign currency	21,155,415
Undistributed net investment income	16,868,576
Net assets		$1,354,482,524
Shares of beneficial interest outstanding		61,043,269

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$230,349,350	10,257,476	$22.46
Service Class	1,124,133,174	50,785,793	22.13

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$32,288,155
Interest	244,017
Dividends from underlying affiliated funds	54,082
Foreign taxes withheld	(2,375,467)
Total investment income		$30,210,787
Expenses
Management fee	$11,700,458
Distribution and/or service fees	2,770,368
Shareholder servicing costs	47,519
Administrative services fee	218,413
Independent Trustees’ compensation	25,991
Custodian fee	295,773
Shareholder communications	67,055
Audit and tax fees	62,191
Legal fees	12,005
Miscellaneous	32,157
Total expenses		$15,231,930
Fees paid indirectly	(10)
Reduction of expenses by investment adviser	(243,500)
Net expenses		$14,988,420
Net investment income		$15,222,367
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$32,105,156
Foreign currency	(248,058)
Net realized gain (loss) on investments and foreign currency		$31,857,098
Change in unrealized appreciation (depreciation)
Investments	$26,747,675
Translation of assets and liabilities in foreign currencies	(34,106)
Net unrealized gain (loss) on investments and foreign currency translation		$26,713,569
Net realized and unrealized gain (loss) on investments and foreign currency		$58,570,667
Change in net assets from operations		$73,793,034

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$15,222,367	$27,141,448
Net realized gain (loss) on investments and foreign currency	31,857,098	8,437,124
Net unrealized gain (loss) on investments and foreign currency translation	26,713,569	(25,403,772)
Change in net assets from operations	$73,793,034	$10,174,800
Distributions declared to shareholders
From net investment income	$(24,480,728)	$(21,861,189)
From net realized gain on investments	(13,747,597)	—
Total distributions declared to shareholders	$(38,228,325)	$(21,861,189)
Change in net assets from fund share transactions	$115,818,005	$114,480,515
Total change in net assets	$151,382,714	$102,794,126
Net assets
At beginning of period	1,203,099,810	1,100,305,684
At end of period (including undistributed net investment income of $16,868,576 and $24,425,539, respectively)	$1,354,482,524	$1,203,099,810

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.73	$21.86	$17.34	$15.16	$15.59
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.57	$0.40	$0.38	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.11	(0.27)	4.42	2.05	(0.59)
Total from investment operations	$1.41	$0.30	$4.82	$2.43	$(0.23)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.43)	$(0.30)	$(0.25)	$(0.20)
From net realized gain on investments	(0.23)	—	—	—	—
Total distributions declared to shareholders	$(0.68)	$(0.43)	$(0.30)	$(0.25)	$(0.20)
Net asset value, end of period (x)	$22.46	$21.73	$21.86	$17.34	$15.16
Total return (%) (k)(r)(s)(x)	6.65	1.34	27.98	16.16	(1.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.95	0.96	0.98	1.01
Expenses after expense reductions (f)	0.91	0.94	0.96	0.98	N/A
Net investment income	1.33	2.58	2.00	2.33	2.28
Portfolio turnover	24	22	11	16	16
Net assets at end of period (000 omitted)	$230,349	$218,258	$223,444	$182,382	$60,532

See Notes to Financial Statements

12

MFS International Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.44	$21.58	$17.14	$14.99	$15.43
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.49	$0.33	$0.38	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	(0.24)	4.38	2.00	(0.58)
Total from investment operations	$1.32	$0.25	$4.71	$2.38	$(0.27)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.39)	$(0.27)	$(0.23)	$(0.17)
From net realized gain on investments	(0.23)	—	—	—	—
Total distributions declared to shareholders	$(0.63)	$(0.39)	$(0.27)	$(0.23)	$(0.17)
Net asset value, end of period (x)	$22.13	$21.44	$21.58	$17.14	$14.99
Total return (%) (k)(r)(s)(x)	6.32	1.13	27.63	15.93	(1.78)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.20	1.21	1.23	1.26
Expenses after expense reductions (f)	1.16	1.19	1.21	1.23	N/A
Net investment income	1.10	2.25	1.68	2.35	1.98
Portfolio turnover	24	22	11	16	16
Net assets at end of period (000 omitted)	$1,124,133	$984,842	$876,862	$541,427	$381,569

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

14

MFS International Value Portfolio

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$6,899,266	$299,466,560	$—	$306,365,826
United Kingdom	45,247,434	177,576,535	—	222,823,969
Switzerland	7,473,910	150,235,311	—	157,709,221
Germany	28,655,315	120,374,899	—	149,030,214
United States	129,542,808	—	—	129,542,808
France	6,923,624	103,862,124	—	110,785,748
Australia	—	49,546,107	—	49,546,107
Netherlands	—	44,572,917	—	44,572,917
Sweden	—	37,262,899	—	37,262,899
Other Countries	52,341,191	58,858,088	—	111,199,279
Mutual Funds	38,567,326	—	—	38,567,326
Total Investments	$315,650,874	$1,041,755,440	$—	$1,357,406,314
For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $124,836,136 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $69,100,375 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or

15

MFS International Value Portfolio

Notes to Financial Statements – continued

eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. At December 31, 2015, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$954,381

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$(1,224,375)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned

16

MFS International Value Portfolio

Notes to Financial Statements – continued

within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,236. The fair value of the fund’s investment securities on loan and a related liability of $1,307 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$25,040,220	$21,861,189
Long-term capital gains	13,188,105	—
Total distributions	$38,228,325	$21,861,189

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$1,135,643,623
Gross appreciation	260,119,067
Gross depreciation	(38,356,376)
Net unrealized appreciation (depreciation)	$221,762,691
Undistributed ordinary income	26,672,897
Undistributed long-term capital gain	23,523,863
Other temporary differences	(214,057)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$4,321,620	$4,343,693	$2,212,272	$—
Service Class	20,159,108	17,517,496	11,535,325	—
Total	$24,480,728	$21,861,189	$13,747,597	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $93,175, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.87% of the fund’s average daily net assets.

Effective August 1, 2015, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the period August 1, 2015 to December 31, 2015, this reduction amounted to $150,325, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

18

MFS International Value Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $46,041, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $1,478.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $4,229 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $393,402,946 and $310,526,938, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,321,834	$52,027,363	1,261,658	$27,635,403
Service Class	14,103,950	317,119,215	14,401,961	313,063,075
	16,425,784	$369,146,578	15,663,619	$340,698,478
Shares issued to shareholders in reinvestment of distributions
Initial Class	297,300	$6,338,445	193,443	$4,315,705
Service Class	1,507,106	31,694,433	795,527	17,517,496
	1,804,406	$38,032,878	988,970	$21,833,201
Shares reacquired
Initial Class	(2,404,464)	$(54,958,343)	(1,635,061)	$(36,108,710)
Service Class	(10,766,120)	(236,403,108)	(9,887,509)	(211,942,454)
	(13,170,584)	$(291,361,451)	(11,522,570)	$(248,051,164)
Net change
Initial Class	214,670	$3,407,465	(179,960)	$(4,157,602)
Service Class	4,844,936	112,410,540	5,309,979	118,638,117
	5,059,606	$115,818,005	5,130,019	$114,480,515

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

19

MFS International Value Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $4,577 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25,223,593	274,954,667	(261,612,241)	38,566,019

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$54,082	$38,566,019

20

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS International Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Pablo De La Mata Benjamin Stone

24

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

25

MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed to implement an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

26

MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,507,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $27,265,155. The fund intends to pass through foreign tax credits of $1,908,579 for the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2015

MFS® MASSACHUSETTS INVESTORS GROWTH

STOCK PORTFOLIO

MFS® Variable Insurance Trust II

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	6.3%
Accenture PLC, “A”	4.9%
Visa, Inc., “A”	4.0%
Colgate-Palmolive Co.	3.4%
Thermo Fisher Scientific, Inc.	3.3%
CVS Health Corp.	2.6%
Danaher Corp.	2.4%
Monsanto Co.	2.3%
Mead Johnson Nutrition Co., “A”	2.3%
Ecolab, Inc.	2.2%

Equity sectors
Technology	16.0%
Health Care	15.4%
Retailing	11.1%
Consumer Staples	10.8%
Industrial Goods & Services	10.7%
Special Products & Services	10.7%
Basic Materials	8.6%
Financial Services	7.9%
Leisure	6.0%
Autos & Housing	1.1%
Transportation	0.7%
Energy	0.5%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (“fund”) provided a total return of –0.12%, while Service Class shares of the fund provided a total return of –0.33%. These compare with a return of 5.67% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Weak stock selection within the consumer staples sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. An overweight position in infant and children’s pediatric nutrition producer Mead Johnson Nutrition dampened relative results following falling sales in China and increased pricing pressure in the region.

Security selection in the leisure sector also hurt relative performance. The fund’s overweight positions in media firms Twenty-First Century Fox and Time Warner dampened relative results as both stocks underperformed the benchmark during the reporting period.

Stock selection in the retailing sector further detracted from relative performance. Not holding shares of strong-performing internet retailer Amazon.com and the fund’s position in luxury goods retailer Burberry Group (b) (United Kingdom) were among the top relative detractors over the reporting period. Shares of Amazon appreciated after the company reported strong quarterly results, driven by improving growth in its core retail segment and remote computing segment (Amazon Web Services).

Security selection and an overweight position in the industrial goods & services sector also had a negative impact on relative performance. Overweight positions in industrial manufacturing and engineering company Colfax, industrial supply company W.W. Grainger and systems and aerospace products and services provider United Technologies hindered relative results. Shares of Colfax declined after management lowered earnings guidance for 2016, citing a difficult year for revenue and earnings due to end market pressures from a weak macroeconomic environment.

Elsewhere, an overweight position in investment management firm Franklin Resources and not holding social networking service provider Facebook dampened relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another negative factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Security selection and, to a lesser extent, an overweight position in the special products & services sector benefited relative returns. Overweight positions in management consulting firm Accenture and consumer credit reporting agency Equifax were among the fund’s top relative contributors during the reporting period. Shares of Accenture appreciated after the company reported better-than-expected earnings which were driven by strong results in its consulting division.

An underweight position in the transportation sector further contributed to relative performance. An underweight position in shares of railroad franchise Union Pacific aided relative results as the stock lagged the benchmark during the reporting period.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

Individual stocks that contributed to relative performance included overweight positions in strong-performing internet search company Alphabet (formerly Google), global payments technology company Visa, life sciences company Thermo Fisher Scientific and automotive parts manufacturer AutoZone. Shares of Alphabet rose after the company posted strong earnings results during the period. YouTube and mobile search were among key top-line growth drivers, while tight expense discipline also aided results. Not holding shares of semiconductor company QUALCOMM and an underweight position in computer and personal electronics maker Apple also benefited relative performance.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(0.12)%	11.41%	7.45%
Service Class	8/24/01	(0.33)%	11.13%	7.19%

Comparative benchmark
Russell 1000 Growth Index (f)		5.67%	13.53%	8.53%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.78%	$1,000.00	$987.63	$3.91
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$985.94	$5.16
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 2.2%
United Technologies Corp.	203,802	$19,579,260

Alcoholic Beverages – 1.5%
AmBev S.A., ADR	983,994	$4,388,613
Pernod Ricard S.A.	79,255	9,010,580

		$13,399,193

Apparel Manufacturers – 4.8%
Burberry Group PLC	415,449	$7,318,836
LVMH Moet Hennessy Louis Vuitton S.A.	90,675	14,174,920
NIKE, Inc., “B”	135,660	8,478,750
VF Corp.	201,041	12,514,802

		$42,487,308

Broadcasting – 4.7%
Discovery Communications, Inc., “A” (a)	140,181	$3,740,029
Omnicom Group, Inc.	44,479	3,365,281
Time Warner, Inc.	195,927	12,670,599
Twenty-First Century Fox, Inc.	603,072	16,379,436
Walt Disney Co.	44,508	4,676,901

		$40,832,246

Brokerage & Asset Managers – 2.4%
Charles Schwab Corp.	146,287	$4,817,231
CME Group, Inc.	46,973	4,255,754
Franklin Resources, Inc.	329,956	12,148,980

		$21,221,965

Business Services – 10.6%
Accenture PLC, “A”	411,686	$43,021,187
Cognizant Technology Solutions Corp., “A” (a)	203,478	12,212,750
Equifax, Inc.	95,976	10,688,847
Fidelity National Information Services, Inc.	285,226	17,284,696
Fiserv, Inc. (a)	109,404	10,006,090

		$93,213,570

Chemicals – 5.1%
LyondellBasell Industries N.V., “A”	132,819	$11,541,971
Monsanto Co.	207,421	20,435,117
PPG Industries, Inc.	130,976	12,943,048

		$44,920,136

Computer Software – 1.4%
Oracle Corp.	333,666	$12,188,819

Computer Software – Systems – 3.7%
Apple, Inc.	181,238	$19,077,112
EMC Corp.	533,520	13,700,794

		$32,777,906

Construction – 1.1%
Sherwin-Williams Co.	35,536	$9,225,146

Consumer Products – 5.0%
Church & Dwight Co., Inc.	75,063	$6,371,347

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Colgate-Palmolive Co.	452,209	$30,126,164
L’Oréal	42,390	7,131,720

		$43,629,231

Electrical Equipment – 7.0%
Amphenol Corp., “A”	130,539	$6,818,052
Danaher Corp.	228,858	21,256,331
Mettler-Toledo International, Inc. (a)	42,892	14,545,964
W.W. Grainger, Inc.	91,124	18,460,811

		$61,081,158

Electronics – 4.6%
Microchip Technology, Inc.	169,843	$7,904,493
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	574,655	13,073,401
Texas Instruments, Inc.	356,427	19,535,764

		$40,513,658

Food & Beverages – 4.3%
Danone S.A.	185,414	$12,513,105
Mead Johnson Nutrition Co., “A”	255,443	20,167,225
PepsiCo, Inc.	48,159	4,812,047

		$37,492,377

Food & Drug Stores – 2.6%
CVS Health Corp.	229,572	$22,445,254

Internet – 6.3%
Alphabet, Inc., “A” (a)	70,387	$54,761,790

Machinery & Tools – 1.5%
Colfax Corp. (a)	271,454	$6,338,451
Fastenal Co.	159,961	6,529,608

		$12,868,059

Medical & Health Technology & Services – 1.6%
Express Scripts Holding Co. (a)	159,589	$13,949,674

Medical Equipment – 10.1%
Abbott Laboratories	375,358	$16,857,328
Cooper Cos., Inc.	88,119	11,825,570
DENTSPLY International, Inc.	193,073	11,748,492
St. Jude Medical, Inc.	71,222	4,399,383
Thermo Fisher Scientific, Inc.	205,284	29,119,535
Waters Corp. (a)	105,699	14,224,971

		$88,175,279

Oil Services – 0.5%
Schlumberger Ltd.	65,579	$4,574,135

Other Banks & Diversified Financials – 5.5%
MasterCard, Inc., “A”	133,992	$13,045,461
Visa, Inc., “A”	452,731	35,109,289

		$48,154,750

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 3.7%
Eli Lilly & Co.	120,398	$10,144,735
Roche Holding AG	44,569	12,282,687
Zoetis, Inc.	208,974	10,014,034

		$32,441,456

Printing & Publishing – 1.4%
Moody’s Corp.	120,057	$12,046,519

Railroad & Shipping – 0.7%
Union Pacific Corp.	78,570	$6,144,174

Specialty Chemicals – 3.5%
Ecolab, Inc.	171,458	$19,611,366
Praxair, Inc.	108,941	11,155,558

		$30,766,924

Specialty Stores – 3.7%
AutoZone, Inc. (a)	21,988	$16,313,117
TJX Cos., Inc.	228,767	16,221,868

		$32,534,985

Total Common Stocks (Identified Cost, $694,432,546)		$871,424,972

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	3,926,148	$3,926,148

Total Investments (Identified Cost, $698,358,694)		$875,351,120

OTHER ASSETS, LESS LIABILITIES – 0.0%		35,753

NET ASSETS – 100.0%		$875,386,873

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $694,432,546)	$871,424,972
Underlying affiliated funds, at cost and value	3,926,148
Total investments, at value (identified cost, $698,358,694)	$875,351,120
Receivables for
Fund shares sold	31,094
Interest and dividends	979,674
Other assets	6,876
Total assets		$876,368,764
Liabilities
Payable for fund shares reacquired	$867,371
Payable to affiliates
Investment adviser	36,822
Shareholder servicing costs	165
Distribution and/or service fees	4,695
Payable for independent Trustees’ compensation	47
Accrued expenses and other liabilities	72,791
Total liabilities		$981,891
Net assets		$875,386,873
Net assets consist of
Paid-in capital	$596,170,866
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	176,990,555
Accumulated net realized gain (loss) on investments and foreign currency	97,863,052
Undistributed net investment income	4,362,400
Net assets		$875,386,873
Shares of beneficial interest outstanding		53,649,841

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$537,645,116	32,830,234	$16.38
Service Class	337,741,757	20,819,607	16.22

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$11,740,034
Interest	114,660
Dividends from underlying affiliated funds	5,891
Foreign taxes withheld	(248,641)
Total investment income		$11,611,944
Expenses
Management fee	$6,401,799
Distribution and/or service fees	722,918
Shareholder servicing costs	25,143
Administrative services fee	142,506
Independent Trustees’ compensation	17,043
Custodian fee	92,982
Audit and tax fees	58,688
Legal fees	17,999
Miscellaneous	3,188
Total expenses		$7,482,266
Fees paid indirectly	(64)
Reduction of expenses by investment adviser	(59,799)
Net expenses		$7,422,403
Net investment income		$4,189,541
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$106,982,459
Foreign currency	9,036
Net realized gain (loss) on investments and foreign currency		$106,991,495
Change in unrealized appreciation (depreciation)
Investments	$(117,315,734)
Translation of assets and liabilities in foreign currencies	(8,385)
Net unrealized gain (loss) on investments and foreign currency translation		$(117,324,119)
Net realized and unrealized gain (loss) on investments and foreign currency		$(10,332,624)
Change in net assets from operations		$(6,143,083)

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$4,189,541	$4,648,232
Net realized gain (loss) on investments and foreign currency	106,991,495	66,424,428
Net unrealized gain (loss) on investments and foreign currency translation	(117,324,119)	(7,518,732)
Change in net assets from operations	$(6,143,083)	$63,553,928
Distributions declared to shareholders
From net investment income	$(4,497,478)	$(3,051,249)
From net realized gain on investments	(54,307,466)	(48,654,855)
Total distributions declared to shareholders	$(58,804,944)	$(51,706,104)
Change in net assets from fund share transactions	$346,773,849	$(36,052,511)
Total change in net assets	$281,825,822	$(24,204,687)
Net assets
At beginning of period	593,561,051	617,765,738
At end of period (including undistributed net investment income of $4,362,400 and $4,650,367, respectively)	$875,386,873	$593,561,051

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.61	$17.31	$13.37	$11.45	$11.43
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.14	$0.08	$0.09	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	1.77	3.97	1.88	0.03
Total from investment operations	$(0.11)	$1.91	$4.05	$1.97	$0.09
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.11)	$(0.05)	$(0.07)
From net realized gain on investments	(1.03)	(1.51)	—	—	—
Total distributions declared to shareholders	$(1.12)	$(1.61)	$(0.11)	$(0.05)	$(0.07)
Net asset value, end of period (x)	$16.38	$17.61	$17.31	$13.37	$11.45
Total return (%) (k)(r)(s)(x)	(0.12)	11.51	30.39	17.25	0.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.80	0.80	0.83
Expenses after expense reductions (f)	0.79	0.80	0.80	0.80	0.82
Net investment income	0.56	0.81	0.55	0.74	0.47
Portfolio turnover	27	23	26	30	24
Net assets at end of period (000 omitted)	$537,645	$542,830	$561,066	$490,630	$485,484

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.48	$17.19	$13.27	$11.37	$11.34
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.10	$0.05	$0.06	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	1.75	3.94	1.86	0.03
Total from investment operations	$(0.15)	$1.85	$3.99	$1.92	$0.06
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)	$(0.07)	$(0.02)	$(0.03)
From net realized gain on investments	(1.03)	(1.51)	—	—	—
Total distributions declared to shareholders	$(1.11)	$(1.56)	$(0.07)	$(0.02)	$(0.03)
Net asset value, end of period (x)	$16.22	$17.48	$17.19	$13.27	$11.37
Total return (%) (k)(r)(s)(x)	(0.33)	11.23	30.13	16.85	0.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.05	1.05	1.08
Expenses after expense reductions (f)	1.03	1.05	1.05	1.05	1.07
Net investment income	0.35	0.55	0.30	0.48	0.22
Portfolio turnover	27	23	26	30	24
Net assets at end of period (000 omitted)	$337,742	$50,731	$56,699	$50,583	$53,620

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$791,531,111	$—	$—	$791,531,111
France	—	42,830,324	—	42,830,324
Taiwan	13,073,401	—	—	13,073,401
Switzerland	—	12,282,687	—	12,282,687
United Kingdom	7,318,836	—	—	7,318,836
Brazil	4,388,613	—	—	4,388,613
Mutual Funds	3,926,148	—	—	3,926,148
Total Investments	$820,238,109	$55,113,011	$—	$875,351,120

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $7,318,836 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$4,497,478	$3,051,249
Long-term capital gains	54,307,466	48,654,855
Total distributions	$58,804,944	$51,706,104

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$698,631,532
Gross appreciation	207,616,104
Gross depreciation	(30,896,516)
Net unrealized appreciation (depreciation)	$176,719,588
Undistributed ordinary income	4,362,400
Undistributed long-term capital gain	98,135,890
Other temporary differences	(1,871)

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$2,812,096	$2,911,001	$33,025,044	$44,499,260
Service Class	1,685,382	140,248	21,282,422	4,155,595
Total	$4,497,478	$3,051,249	$54,307,466	$48,654,855

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $59,799, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $24,331, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $812.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $2,693 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $216,404,380 and $320,992,829, respectively. Purchases exclude the value of securities acquired in connection with the MFS Investors Growth Stock Series merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	362,212	$6,177,282	137,774	$2,413,075
Service Class	1,017,638	17,272,523	102,013	1,781,081
	1,379,850	$23,449,805	239,787	$4,194,156
Shares issued in connection with acquisition of MFS Investors Growth Stock Series
Initial Class	3,851,646	$68,713,372
Service Class	18,671,119	330,665,526
	22,522,765	$399,378,898
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,359,259	$35,837,140	2,835,542	$47,410,261
Service Class	1,525,087	22,967,804	258,474	4,295,843
	3,884,346	$58,804,944	3,094,016	$51,706,104
Shares reacquired
Initial Class	(4,574,581)	$(79,266,201)	(4,551,831)	$(79,010,040)
Service Class	(3,296,444)	(55,593,597)	(755,852)	(12,942,731)
	(7,871,025)	$(134,859,798)	(5,307,683)	$(91,952,771)
Net change
Initial Class	1,998,536	$31,461,593	(1,578,515)	$(29,186,704)
Service Class	17,917,400	315,312,256	(395,365)	(6,865,807)
	19,915,936	$346,773,849	(1,973,880)	$(36,052,511)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $2,849 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,748,391	141,138,062	(142,960,305)	3,926,148

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,891	$3,926,148

(8)	Acquisitions

At close of business on March 27, 2015, the fund with net assets of approximately $584,446,043, acquired all of the assets and liabilities of MFS Investors Growth Stock Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Investors Growth Stock Series the opportunity to participate in a larger combined portfolio with an identical investment objective, investment strategies and policies. The acquisition was accomplished by a tax-free exchange of approximately 22,522,765 shares of the fund (valued at approximately $399,378,898) for all of the assets and liabilities of MFS Investors Growth Stock Series. MFS Investors Growth Stock Series then distributed the shares of the fund that MFS Investors Growth Stock Series received from the fund to its shareholders. MFS Investors Growth Stock Series’ investments on that date were valued at approximately $399,252,356 with a cost basis of approximately $269,227,756. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Investors Growth Stock Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Investors Growth Stock Series that have been included in the fund’s Statement of Operations since March 27, 2015.

Assuming the acquisition had been completed on January 1, 2015, the fund’s pro forma results of operations for the year ended December 31, 2015 are as follows:

Net investment income	$4,194,951
Net realized and unrealized gain (loss) on investments and foreign currency	$(5,036,653)
Change in net assets from operations	$(841,702)

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MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

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MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

22

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

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MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

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MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $59,739,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2015

MFS® MONEY

MARKET PORTFOLIO

MFS® Variable Insurance Trust II

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	28.0%
A-1	72.3%
Other Assets Less Liabilities	(0.3)%

Maturity breakdown (u)
0 - 7 days	24.9%
8 - 29 days	51.3%
30 - 59 days	12.7%
60 - 89 days	8.0%
90 - 365 days	3.4%
Other Assets Less Liabilities	(0.3)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.00%	0.00%
Service Class	8/24/01	0.00%	0.00%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2015, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

MFS Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.15%	$1,000.00	$1,000.00	$0.76
	Hypothetical (h)	0.15%	$1,000.00	$1,024.45	$0.77
Service Class	Actual	0.15%	$1,000.00	$1,000.00	$0.76
	Hypothetical (h)	0.15%	$1,000.00	$1,024.45	$0.77

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

4

MFS Money Market Portfolio

PORTFOLIO OF INVESTMENTS 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

CERTIFICATES OF DEPOSIT – 21.4%
Major Banks – 17.4%
Bank of Montreal/Chicago Branch, 0.31%, due 1/21/16	$15,440,000	$15,440,000
Bank of Nova Scotia/Houston Branch, 0.43%, due 4/04/16	5,000,000	5,000,000
Canadian Imperial Bank of Commerce/New York Branch, 0.15%, due 1/22/16	5,000,000	5,000,000
Canadian Imperial Bank of Commerce/New York Branch, 0.23%, due 1/25/16	9,650,000	9,650,000
National Australia Bank/New York Branch, 0.23%, due 1/19/16	2,585,000	2,585,000
Royal Bank of Canada/New York Branch, 0.265%, due 2/22/16	11,800,000	11,800,000
Toronto Dominion Holdings (USA), Inc., 0.24%, due 3/21/16	15,375,000	15,375,000

		$64,850,000

Other Banks & Diversified Financials – 4.0%
Mizuho Corporate Bank (USA)/New York Branch, 0.29%, due 1/05/16	$15,000,000	$15,000,000

Total Certificates of Deposit, at Cost and Value		$79,850,000

COMMERCIAL PAPER (y) – 33.8%
Computer Software – Systems – 4.1%
Apple, Inc., 0.142%, due 1/06/16	$15,150,000	$15,149,705

Conglomerates – 3.9%
Emerson Electric Co., 0.203%, due 1/26/16 (t)	$4,000,000	$3,999,444
Emerson Electric Co., 0.183%, due 1/27/16 (t)	10,000,000	9,998,700
Emerson Electric Co., 0.426%, due 2/12/16 (t)	500,000	499,755

		$14,497,899

Consumer Products – 3.9%
Procter & Gamble Co., 0.304%, due 1/12/16 (t)	$14,520,000	$14,518,669

Food & Beverages – 3.9%
Coca-Cola Co., 0.152%, due 1/08/16 (t)	$14,578,000	$14,577,575

Major Banks – 4.0%
ANZ National (International) Ltd., 0.284%, due 2/03/16 (t)	$15,100,000	$15,096,124

Oils – 2.8%
Exxon Mobil Corp., 0.243%, due 1/28/16	$10,425,000	$10,423,123

Other Banks & Diversified Financials – 7.8%
National Bank of Canada/New York Branch, 0.406%, due 3/01/16	$14,500,000	$14,490,333
Westpac Banking Corp., 0.38%, due 2/03/16 (t)	9,000,000	8,996,906

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – continued
Other Banks & Diversified Financials – continued
Westpac Banking Corp., 0.386%, due 2/10/16 (t)	$5,645,000	$5,642,617

		$29,129,856

Pharmaceuticals – 3.4%
Johnson & Johnson, 0.304%, due 1/11/16 (t)	$7,561,000	$7,560,370
Johnson & Johnson, 0.335%, due 1/12/16 (t)	5,196,000	5,195,476

		$12,755,846

Total Commercial Paper, at Amortized Cost and Value		$126,148,797

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 43.9%
Federal Home Loan Bank, 0.152%, due 1/04/16	$15,523,000	$15,522,806
Federal Home Loan Bank, 0.096%, due 1/08/16	5,000,000	4,999,908
Federal Home Loan Bank, 0.264%, due 1/08/16	3,336,000	3,335,831
Federal Home Loan Bank, 0.162%, due 1/12/16	4,611,000	4,610,775
Federal Home Loan Bank, 0.126%, due 1/13/16	5,000,000	4,999,793
Federal Home Loan Bank, 0.233%, due 1/13/16	2,395,000	2,394,816
Federal Home Loan Bank, 0.264%, due 1/14/16	2,265,000	2,264,787
Federal Home Loan Bank, 0.172%, due 1/15/16	7,385,000	7,384,512
Federal Home Loan Bank, 0.304%, due 1/15/16	6,570,000	6,569,234
Federal Home Loan Bank, 0.274%, due 1/19/16	1,000,000	999,865
Federal Home Loan Bank, 0.12%, due 1/20/16	15,535,000	15,534,033
Federal Home Loan Bank, 0.254%, due 1/20/16	7,586,000	7,584,999
Federal Home Loan Bank, 0.264%, due 1/20/16	1,800,000	1,799,753
Federal Home Loan Bank, 0.274%, due 1/20/16	14,700,000	14,697,905
Federal Home Loan Bank, 0.112%, due 1/22/16	5,428,000	5,427,652
Federal Home Loan Bank, 0.192%, due 1/22/16	3,658,000	3,657,597
Federal Home Loan Bank, 0.193%, due 1/22/16	6,970,000	6,969,227
Federal Home Loan Bank, 0.284%, due 1/27/16	1,000,000	999,798
Federal Home Loan Bank, 0.355%, due 2/19/16	1,000,000	999,524

5

MFS Money Market Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
Freddie Mac, 0.243%, due 1/05/16	$3,092,000	$3,091,918
Freddie Mac, 0.335%, due 2/01/16	3,291,000	3,290,065
U.S. Treasury Bill, 0.28%, due 1/07/16	16,785,000	16,784,231
U.S. Treasury Bill, 0.072%, due 1/14/16	4,000,000	3,999,897
U.S. Treasury Bill, 0.074%, due 1/14/16	1,000,000	999,974
U.S. Treasury Bill, 0.177%, due 1/21/16	16,000,000	15,998,444
U.S. Treasury Bill, 0.106%, due 2/04/16	1,000,000	999,901
U.S. Treasury Bill, 0.107%, due 3/31/16	7,800,000	7,797,953

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$163,715,198

FLOATING RATE DEMAND NOTES – 1.2%
East Baton Rouge Parish, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.01%, due 1/04/16	$3,300,000	$3,300,000

Issuer	Shares/Par	Value ($)

FLOATING RATE DEMAND NOTES – continued
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.01%, due 1/04/16	$1,020,000	$1,020,000

Total Floating Rate Demand Notes, at Cost and Value		$4,320,000

Total Investments, at Amortized Cost and Value		$374,033,995

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(1,176,211)

NET ASSETS – 100.0%		$372,857,784

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

6

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments, at amortized cost and value	$374,033,995
Cash	708
Receivables for
Fund shares sold	25,930
Interest	46,347
Other assets	3,235
Total assets		$374,110,215
Liabilities
Payable for fund shares reacquired	$1,154,412
Payable to affiliates
Investment adviser	556
Shareholder servicing costs	41
Payable for independent Trustees’ compensation	39
Accrued expenses and other liabilities	97,383
Total liabilities		$1,252,431
Net assets		$372,857,784
Net assets consist of
Paid-in capital	$373,050,709
Accumulated net realized gain (loss) on investments	(192,925)
Net assets		$372,857,784
Shares of beneficial interest outstanding		373,081,190

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$190,761,223	190,875,512	$1.00
Service Class	182,096,561	182,205,678	1.00

See Notes to Financial Statements

7

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Interest income		$507,889
Expenses
Management fee	$1,938,445
Distribution and/or service fees	479,513
Shareholder servicing costs	9,205
Administrative services fee	70,300
Independent Trustees’ compensation	9,783
Custodian fee	33,002
Shareholder communications	95,539
Audit and tax fees	33,151
Legal fees	22,322
Miscellaneous	15,425
Total expenses		$2,706,685
Fees paid indirectly	(277)
Reduction of expenses by investment adviser and distributor	(2,198,519)
Net expenses		$507,889
Net investment income		$0
Net realized gain (loss) on investments		$51
Change in net assets from operations		$51

See Notes to Financial Statements

8

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	51	347
Change in net assets from operations	$51	$347
Change in net assets from fund share transactions	$(46,710,775)	$(56,068,675)
Total change in net assets	$(46,710,724)	$(56,068,328)
Net assets
At beginning of period	419,568,508	475,636,836
At end of period	$372,857,784	$419,568,508

See Notes to Financial Statements

9

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015		2014		2013		2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00	(w)	0.00	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	$0.00	(w)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return (%) (k)(r)	0.00		0.00		0.00		0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57		0.55		0.55		0.55	0.58
Expenses after expense reductions (f)	0.13		0.10		0.12		0.16	0.15
Net investment income	0.00		0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$190,761		$214,019		$228,673		$242,646	$188,106

Service Class	Years ended 12/31
	2015		2014		2013		2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00		$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	0.00	(w)	0.00	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	$0.00	(w)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return (%) (k)(r)	0.00		0.00		0.00		0.00	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82		0.80		0.80		0.80	0.83
Expenses after expense reductions (f)	0.13		0.10		0.12		0.15	0.16
Net investment income	0.00		0.00		0.00		0.00	0.00
Net assets at end of period (000 omitted)	$182,097		$205,550		$246,964		$289,762	$131,924

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

10

MFS Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short term securities	$—	$374,033,995	$—	$374,033,995
For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement

11

MFS Money Market Portfolio

Notes to Financial Statements – continued

of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2015, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended December 31, 2015 and December 31, 2014.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$374,033,995
Capital loss carryforwards	(192,925)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(192,925)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.50%
Average daily net assets in excess of $500 million	0.45%

12

MFS Money Market Portfolio

Notes to Financial Statements – continued

During the year ended December 31, 2015, MFS voluntarily waived receipt of $1,692,063 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2015, this voluntary waiver had the effect of reducing the management fee by 0.44% of average daily net assets on an annualized basis. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $26,943, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.06% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2015, MFD voluntarily waived receipt of $479,513 of the fund’s distribution and/or service fee in order to avoid a negative yield. For the year ended December 31, 2015, this voluntary waiver had the effect of reducing the distribution and/or service fee by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2015 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $8,866, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $339.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,258 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

13

MFS Money Market Portfolio

Notes to Financial Statements – continued

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	58,858,173	$58,858,173	63,587,502	$63,587,502
Service Class	77,562,487	77,562,487	75,670,502	75,670,502
	136,420,660	$136,420,660	139,258,004	$139,258,004
Shares reacquired
Initial Class	(82,126,619)	$(82,126,619)	(78,241,619)	$(78,241,619)
Service Class	(101,004,816)	(101,004,816)	(117,085,060)	(117,085,060)
	(183,131,435)	$(183,131,435)	(195,326,679)	$(195,326,679)
Net change
Initial Class	(23,268,446)	$(23,268,446)	(14,654,117)	$(14,654,117)
Service Class	(23,442,329)	(23,442,329)	(41,414,558)	(41,414,558)
	(46,710,775)	$(46,710,775)	(56,068,675)	$(56,068,675)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,287 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

14

MFS Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

15

MFS Money Market Portfolio

RESULTS OF SHAREHOLDER MEETING (unaudited)

At a special meeting of shareholders of MFS Money Market Portfolio, which was held on October 8, 2015, the following action was taken:

Item 1. To approve an amendment to the fund’s fundamental investment policy concerning industry concentration.

Number of Shares
For	Against	Withheld Authority
345,791,094.875	6,850,387.095	29,178,836.692

16

MFS Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

17

MFS Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

18

MFS Money Market Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Edward O’Dette

19

MFS Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

20

MFS Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

21

MFS Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

22

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

23

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

ANNUAL REPORT

December 31, 2015

MFS® RESEARCH INTERNATIONAL PORTFOLIO

MFS® Variable Insurance Trust II

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.7%
Nestle S.A.	3.4%
Novartis AG	3.3%
HSBC Holdings PLC	2.1%
Bayer AG	1.9%
Danone S.A.	1.9%
Mitsubishi UFJ Financial Group, Inc.	1.8%
Westpac Banking Corp.	1.8%
UBS AG	1.8%
Schneider Electric S.A.	1.7%

Global equity sectors
Financial Services	25.5%
Capital Goods	21.9%
Health Care	11.6%
Consumer Staples	10.2%
Consumer Cyclicals	8.6%
Technology	8.4%
Energy	8.4%
Telecommunications/Cable Television	4.9%

Issuer country weightings (x)
United Kingdom	20.5%
Japan	20.4%
Switzerland	15.1%
France	9.1%
Germany	6.6%
Australia	4.7%
Netherlands	4.0%
Hong Kong	3.5%
United States	3.0%
Other Countries	13.1%

Currency exposure weightings (y)
Euro	24.0%
British Pound Sterling	20.5%
Japanese Yen	20.4%
Swiss Franc	15.1%
Australian Dollar	4.7%
Hong Kong Dollar	4.1%
United States Dollar	3.5%
Taiwan Dollar	2.2%
Swedish Krona	1.2%
Other Currencies	4.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Research International Portfolio (“fund”) provided a total return of –1.96%, while Service Class shares of the fund provided a total return of –2.20%. These compare with a return of –0.39% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection within the capital goods sector detracted from performance relative to the MSCI EAFE Index, led by overweight positions in mining operator Rio Tinto (Australia), electrical distribution equipment manufacturer Schneider Electric (France) and industrial gas supplier Linde (Germany). Additionally, holdings of steel producer Gerdau (b) (Brazil) also dampened relative results. The share price of Rio Tinto fell in the second half of the period following significant risks due to pressure on commodity prices from the global macroeconomic environment. The company also posted mixed results and softer-than-expected guidance.

Weak security selection in both the health care and consumer staples sectors held back relative returns. Within the health care sector, the fund’s holdings of pharmaceutical company Valeant Pharmaceuticals (b) (Canada) and not owning shares of pharmaceutical company Novo Nordisk (Denmark) dampened relative performance. Shares of Valeant Pharmaceuticals fell sharply in October after it was reported, through several media outlets, that the company may have manipulated its revenue recognition through its smaller distributors. Valeant had ownership interest in one of these distributors, Philidor, which added to the speculation that the company had done something wrong. Within the consumer staples sector, the fund’s holdings of food producer M. Dias Branco SA Industria e Comercio de Alimentos (b) (Brazil) also weighed on relative results.

Elsewhere, the fund’s holdings of integrated circuits manufacturer MediaTek (b) (Taiwan) hurt relative performance. Shares lagged the benchmark as weak demand led the company to cut its full-year smartphone chipset shipment guidance by over 11%. Furthermore, management’s third-quarter guidance missed market expectations and the firm’s margins came under pressure following pricing competition. Additionally, overweight positions in financial services firms Barclays (United Kingdom) and Royal Bank of Scotland (h) (United Kingdom) also hampered relative returns.

Contributors to Performance

Stock selection within the financial services sector contributed to relative performance. Not owning shares of financial services firm Banco Santander (Spain), and an overweight position in investment management and banking firm UBS (Switzerland) aided relative results. Shares of Banco Santander depreciated following increasing capital outflows due to weakened emerging market currencies (Latin America accounts for nearly 50% of group profits) and slowed economic growth.

Strong security selection in the consumer cyclicals also helped relative performance. Here, the fund’s holdings of food and drug store operator Sundrug (b) (Japan) boosted relative performance. Sundrug’s share price appreciated throughout the year as the company’s operating profit surpassed market expectations. The favorable earnings reflected solid sales volumes, an improvement in product mix and lower administrative costs due to a slowdown in new store openings.

3

MFS Research International Portfolio

Management Review – continued

Elsewhere, overweight positions in pharmaceutical company Santen Pharmaceutical (Japan), tobacco company Japan Tobacco (Japan), telecommunications company KDDI (Japan), semiconductor and system solutions provider Infineon Technologies (Germany) and medical products manufacturer Terumo (Japan) boosted relative performance. Shares of Santen Pharmaceutical grew after the company reported an upside surprise in earnings, fueled by strong sales across their product line of ophthalmic drugs, with particularly strong sales of Eylea, a recently introduced drug for treating age related macular degeneration. Additionally, the company received European regulatory approval for its dry-eye treatment Ikervis which further supported the stock. Not owning shares of multinational commodity trading and mining company Glencore (United Kingdom) and the timing of the fund’s ownership in shares of paint and chemicals manufacturer Nippon Paint (Japan) also aided relative results.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not an index constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(1.96)%	2.45%	3.10%
Service Class	8/24/01	(2.20)%	2.21%	2.84%

Comparative benchmark
MSCI EAFE Index (f)		(0.39)%	4.07%	3.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	1.01%	$1,000.00	$915.01	$4.88
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
Service Class	Actual	1.26%	$1,000.00	$913.89	$6.08
	Hypothetical (h)	1.26%	$1,000.00	$1,018.85	$6.41

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Airlines – 0.2%
Stagecoach Group PLC	208,400	$907,305

Alcoholic Beverages – 0.4%
AmBev S.A., ADR	377,366	$1,683,052

Apparel Manufacturers – 1.5%
Burberry Group PLC	78,978	$1,391,331
Global Brands Group Holding Ltd. (a)	1,886,000	356,251
LVMH Moet Hennessy Louis Vuitton S.A.	26,390	4,125,460

		$5,873,042

Automotive – 3.7%
DENSO Corp.	130,000	$6,198,319
GKN PLC	1,450,146	6,583,530
USS Co. Ltd.	133,200	2,004,082

		$14,785,931

Broadcasting – 1.3%
WPP PLC	221,514	$5,098,746

Business Services – 3.7%
Amadeus IT Holding S.A.	44,843	$1,974,584
Brenntag AG	26,163	1,365,507
Cognizant Technology Solutions Corp., “A” (a)	75,670	4,541,713
Compass Group PLC	186,389	3,228,602
Mitsubishi Corp.	125,400	2,083,325
Nomura Research, Inc.	47,100	1,810,285

		$15,004,016

Chemicals – 0.6%
Orica Ltd.	230,896	$2,582,834

Computer Software – 0.4%
Dassault Systems S.A.	20,212	$1,617,134

Conglomerates – 1.0%
CK Hutchison Holdings Ltd.	298,512	$4,006,623

Consumer Products – 3.0%
L’Oréal	32,854	$5,527,377
Reckitt Benckiser Group PLC	72,150	6,641,331

		$12,168,708

Containers – 0.6%
Brambles Ltd.	307,739	$2,575,181

Electrical Equipment – 2.0%
Legrand S.A.	25,046	$1,413,617
Schneider Electric S.A.	118,091	6,723,614

		$8,137,231

Electronics – 3.1%
Infineon Technologies AG	245,133	$3,587,232
MediaTek, Inc.	387,000	2,924,697
Taiwan Semiconductor Manufacturing Co. Ltd.	1,352,804	5,837,452

		$12,349,381

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 1.8%
Cairn Energy PLC (a)	437,330	$1,016,711
Galp Energia SGPS S.A., “B”	214,798	2,489,916
INPEX Corp.	191,500	1,888,791
Oil Search Ltd.	400,127	1,953,536

		$7,348,954

Energy – Integrated – 1.9%
BG Group PLC	309,457	$4,487,532
Royal Dutch Shell PLC, “A”	148,804	3,343,106

		$7,830,638

Food & Beverages – 5.4%
Danone S.A.	112,350	$7,582,207
M. Dias Branco S.A. Industria e Comercio de Alimentos	12,639	212,447
Nestle S.A.	186,761	13,843,409

		$21,638,063

Food & Drug Stores – 1.1%
Magnit OJSC	6,127	$942,383
Sundrug Co. Ltd.	52,500	3,376,494

		$4,318,877

General Merchandise – 0.2%
PriceSmart, Inc.	11,183	$928,077

Insurance – 4.1%
AIA Group Ltd.	1,111,000	$6,618,847
Hiscox Ltd.	141,061	2,191,815
Sony Financial Holdings, Inc.	143,300	2,559,760
Zurich Insurance Group AG	20,231	5,162,130

		$16,532,552

Internet – 0.6%
Alibaba Group Holding Ltd., ADR (a)	30,680	$2,493,364

Machinery & Tools – 3.9%
Daikin Industries Ltd.	57,900	$4,213,827
GEA Group AG	49,989	2,014,375
Kubota Corp.	341,000	5,256,541
Schindler Holding AG	25,163	4,213,460

		$15,698,203

Major Banks – 10.2%
Barclays PLC	1,718,499	$5,562,229
BNP Paribas	92,634	5,243,455
BOC Hong Kong Holdings Ltd.	617,500	1,873,668
HSBC Holdings PLC	1,071,845	8,458,396
Mitsubishi UFJ Financial Group, Inc.	1,204,100	7,452,048
Sumitomo Mitsui Financial Group, Inc.	134,600	5,077,421
Westpac Banking Corp.	305,547	7,406,284

		$41,073,501

Medical Equipment – 0.8%
Terumo Corp.	102,000	$3,157,143

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 2.8%
BHP Billiton PLC	205,595	$2,303,470
Gerdau S.A., ADR	471,186	565,423
Iluka Resources Ltd.	389,662	1,724,223
Rio Tinto Ltd.	224,780	6,559,483

		$11,152,599

Natural Gas – Distribution – 2.7%
Centrica PLC	606,521	$1,948,156
China Resources Gas Group Ltd.	874,000	2,600,707
Engie	205,750	3,641,303
Tokyo Gas Co. Ltd.	541,000	2,541,260

		$10,731,426

Natural Gas – Pipeline – 1.1%
APA Group	408,126	$2,563,986
Enbridge, Inc.	53,480	1,777,900

		$4,341,886

Network & Telecom – 0.6%
Ericsson, Inc., “B”	235,777	$2,283,902

Oil Services – 0.3%
Technip	20,841	$1,029,463

Other Banks & Diversified Financials – 10.3%
ABN AMRO Group N.V., GDR (a)	180,092	$4,045,428
Aeon Credit Service Co. Ltd.	96,600	2,161,129
DBS Group Holdings Ltd.	141,100	1,651,928
Element Financial Corp.	151,102	1,823,664
HDFC Bank Ltd., ADR	43,883	2,703,193
Intesa Sanpaolo S.p.A.	1,601,253	5,336,330
Julius Baer Group Ltd.	56,133	2,691,224
Kasikornbank Co. Ltd.	215,700	891,750
Kasikornbank PLC, NVDR	14,200	59,295
KBC Groep N.V.	58,443	3,654,193
Lloyds TSB Group PLC	6,112,546	6,584,422
MasterCard, Inc., “A”	31,202	3,037,827
UBS AG	366,989	7,062,300

		$41,702,683

Pharmaceuticals – 10.8%
Bayer AG	62,295	$7,815,611
Novartis AG	154,934	13,243,231
Roche Holding AG	54,247	14,949,829
Santen Pharmaceutical Co. Ltd.	334,200	5,496,068
Valeant Pharmaceuticals International, Inc. (a)	20,549	2,088,806

		$43,593,545

Printing & Publishing – 1.5%
Reed Elsevier N.V.	357,417	$6,010,287

Real Estate – 0.9%
Deutsche Wohnen AG, REIT	55,316	$1,539,837
LEG Immobilien AG	26,439	2,169,310

		$3,709,147

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 1.6%
Whitbread PLC	79,079	$5,110,426
YUM! Brands, Inc.	19,969	1,458,735

		$6,569,161

Specialty Chemicals – 5.8%
Akzo Nobel N.V.	92,706	$6,192,159
Croda International PLC	94,245	4,200,685
Linde AG	35,502	5,153,233
Nippon Paint Holdings Co. Ltd.	207,900	5,028,915
Symrise AG	43,608	2,892,800

		$23,467,792

Specialty Stores – 1.2%
ABC-MART, Inc.	26,100	$1,431,696
Esprit Holdings Ltd.	1,024,200	1,126,475
Hennes & Mauritz AB, “B”	69,543	2,476,382

		$5,034,553

Telecommunications – Wireless – 3.6%
KDDI Corp.	230,900	$5,977,301
Mobile TeleSystems PJSC	175,320	504,345
Philippine Long Distance Telephone Co.	17,990	787,576
SoftBank Corp.	56,600	2,852,320
Vodafone Group PLC	1,302,149	4,211,833

		$14,333,375

Telephone Services – 1.3%
BT Group PLC	399,223	$2,759,114
Hellenic Telecommunications Organization S.A.	132,715	1,329,993
TDC A.S.	261,152	1,295,493

		$5,384,600

Tobacco – 1.4%
Japan Tobacco, Inc.	159,100	$5,841,697

Trucking – 1.5%
Yamato Holdings Co. Ltd.	277,500	$5,881,475

Utilities – Electric Power – 0.6%
Enel S.p.A.	573,196	$2,397,552

Total Common Stocks (Identified Cost, $397,664,173)		$401,273,699

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	1,991,559	$1,991,559

Total Investments (Identified Cost, $399,655,732)		$403,265,258

OTHER ASSETS, LESS LIABILITIES – 0.0%		194,705

NET ASSETS – 100.0%		$403,459,963

8

MFS Research International Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $397,664,173)	$401,273,699
Underlying affiliated funds, at cost and value	1,991,559
Total investments, at value (identified cost, $399,655,732)	$403,265,258
Cash	11,293
Receivables for
Investments sold	41,430
Fund shares sold	25,516
Interest and dividends	1,125,355
Other assets	3,469
Total assets		$404,472,321
Liabilities
Payables for
Investments purchased	$38,132
Fund shares reacquired	842,309
Payable to affiliates
Investment adviser	20,383
Shareholder servicing costs	70
Distribution and/or service fees	1,364
Payable for independent Trustees’ compensation	83
Accrued expenses and other liabilities	110,017
Total liabilities		$1,012,358
Net assets		$403,459,963
Net assets consist of
Paid-in capital	$408,583,672
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,540,759
Accumulated distributions in excess of net realized gain on investments and foreign currency	(15,033,189)
Undistributed net investment income	6,368,721
Net assets		$403,459,963
Shares of beneficial interest outstanding		29,226,404

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$305,502,041	22,063,980	$13.85
Service Class	97,957,922	7,162,424	13.68

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$11,695,924
Interest	132,909
Dividends from underlying affiliated funds	2,613
Foreign taxes withheld	(1,003,102)
Total investment income		$10,828,344
Expenses
Management fee	$3,741,213
Distribution and/or service fees	248,997
Shareholder servicing costs	10,357
Administrative services fee	74,477
Independent Trustees’ compensation	9,881
Custodian fee	168,543
Shareholder communications	59,516
Audit and tax fees	66,579
Legal fees	16,602
Miscellaneous	16,347
Total expenses		$4,412,512
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(29,018)
Net expenses		$4,383,479
Net investment income		$6,444,865
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,081 country tax)	$(7,620,620)
Foreign currency	(108,843)
Net realized gain (loss) on investments and foreign currency		$(7,729,463)
Change in unrealized appreciation (depreciation)
Investments (net of $18,669 decrease in deferred country tax)	$(11,700,285)
Translation of assets and liabilities in foreign currencies	(34,549)
Net unrealized gain (loss) on investments and foreign currency translation		$(11,734,834)
Net realized and unrealized gain (loss) on investments and foreign currency		$(19,464,297)
Change in net assets from operations		$(13,019,432)

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$6,444,865	$8,777,623
Net realized gain (loss) on investments and foreign currency	(7,729,463)	3,086,125
Net unrealized gain (loss) on investments and foreign currency translation	(11,734,834)	(35,774,761)
Change in net assets from operations	$(13,019,432)	$(23,911,013)
Distributions declared to shareholders
From net investment income	$(8,316,948)	$(6,321,260)
From net realized gain on investments	(3,582,010)	(3,617,932)
Total distributions declared to shareholders	$(11,898,958)	$(9,939,192)
Change in net assets from fund share transactions	$100,994,304	$(18,301,964)
Total change in net assets	$76,075,914	$(52,152,169)
Net assets
At beginning of period	327,384,049	379,536,218
At end of period (including undistributed net investment income of $6,368,721 and $8,328,116, respectively)	$403,459,963	$327,384,049

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$14.56	$16.09	$13.62	$11.94	$13.69
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.39	$0.25	$0.19	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	(1.46)	2.33	1.77	(1.72)
Total from investment operations	$(0.28)	$(1.07)	$2.58	$1.96	$(1.47)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.11)	$(0.28)	$(0.28)
From net realized gain on investments	(0.13)	(0.16)	—	—	—
Total distributions declared to shareholders	$(0.43)	$(0.46)	$(0.11)	$(0.28)	$(0.28)
Net asset value, end of period (x)	$13.85	$14.56	$16.09	$13.62	$11.94
Total return (%) (k)(r)(s)(x)	(1.96)	(6.88)	19.01	16.59	(10.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.07	1.14
Expenses after expense reductions (f)	1.00	0.99	0.99	1.07	1.10
Net investment income	1.61	2.49	1.68	1.44	1.89
Portfolio turnover	38	27	35	46	45
Net assets at end of period (000 omitted)	$305,502	$253,001	$286,763	$269,211	$40,134

See Notes to Financial Statements

13

MFS Research International Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.39	$15.91	$13.46	$11.80	$13.52
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.36	$0.21	$0.23	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	(1.47)	2.31	1.67	(1.70)
Total from investment operations	$(0.31)	$(1.11)	$2.52	$1.90	$(1.48)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.25)	$(0.07)	$(0.24)	$(0.24)
From net realized gain on investments	(0.13)	(0.16)	—	—	—
Total distributions declared to shareholders	$(0.40)	$(0.41)	$(0.07)	$(0.24)	$(0.24)
Net asset value, end of period (x)	$13.68	$14.39	$15.91	$13.46	$11.80
Total return (%) (k)(r)(s)(x)	(2.20)	(7.16)	18.77	16.29	(11.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.25	1.34	1.39
Expenses after expense reductions (f)	1.25	1.24	1.24	1.34	1.35
Net investment income	1.36	2.30	1.45	1.87	1.64
Portfolio turnover	38	27	35	46	45
Net assets at end of period (000 omitted)	$97,958	$74,383	$92,773	$91,341	$96,969

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

15

MFS Research International Portfolio

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$23,275,834	$59,312,389	$—	$82,588,223
Japan	1,888,791	80,401,106	—	82,289,897
Switzerland	—	61,165,583	—	61,165,583
France	—	36,903,630	—	36,903,630
Germany	3,709,147	22,828,758	—	26,537,905
Australia	1,953,536	16,852,508	—	18,806,044
Netherlands	4,045,428	12,202,446	—	16,247,874
Hong Kong	—	13,981,864	—	13,981,864
United States	9,966,352	—	—	9,966,352
Other Countries	14,135,425	38,650,902	—	52,786,327
Mutual Funds	1,991,559	—	—	1,991,559
Total Investments	$60,966,072	$342,299,186	$—	$403,265,258

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $32,623,270 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $16,186,959 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower

16

MFS Research International Portfolio

Notes to Financial Statements – continued

default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$9,195,865	$6,321,260
Long-term capital gains	2,703,093	3,617,932
Total distributions	$11,898,958	$9,939,192

17

MFS Research International Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$403,773,539
Gross appreciation	45,377,447
Gross depreciation	(45,885,728)
Net unrealized appreciation (depreciation)	$(508,281)
Undistributed ordinary income	6,410,582
Capital loss carryforwards	(10,915,382)
Other temporary differences	(110,628)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
12/31/16	$(3,004,405)
12/31/17	(2,184,929)
Total	$(5,189,334)

Post-enactment losses which are characterized as follows:
Long-Term	$(5,726,048)

The availability of $5,274,140 of the capital loss carryforwards, which were acquired on March 27, 2015 in connection with the MFS Research International Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$6,429,230	$5,055,408	$2,700,893	$2,792,651
Service Class	1,887,718	1,265,852	881,117	825,281
Total	$8,316,948	$6,321,260	$3,582,010	$3,617,932

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $29,018, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement expired on March 27, 2015. For the period January 1, 2015 through March 27, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the

18

MFS Research International Portfolio

Notes to Financial Statements – continued

fund’s expenses related to this agreement. Effective March 28, 2015, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the period from March 28, 2015 through December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $9,631, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $726.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0179% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,314 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $151,689,153 and $196,406,498, respectively. Purchases exclude the value of securities acquired in connection with the MFS Research International Series merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	897,592	$12,867,985	435,339	$6,745,737
Service Class	757,915	11,035,640	527,667	7,890,126
	1,655,507	$23,903,625	963,006	$14,635,863

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MFS Research International Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares issued in connection with acquisition of MFS Research International Series Fund
Initial Class	6,908,974	$107,365,457
Service Class	2,534,997	38,912,199
	9,443,971	$146,277,656
Shares issued to shareholders in reinvestment of distributions
Initial Class	655,429	$9,130,123	493,589	$7,848,059
Service Class	201,077	2,768,835	132,939	2,091,133
	856,506	$11,898,958	626,528	$9,939,192
Shares reacquired
Initial Class	(3,773,580)	$(58,657,091)	(1,374,605)	$(22,106,656)
Service Class	(1,499,403)	(22,428,844)	(1,325,345)	(20,770,363)
	(5,272,983)	$(81,085,935)	(2,699,950)	$(42,877,019)
Net change
Initial Class	4,688,415	$70,706,474	(445,677)	$(7,512,860)
Service Class	1,994,586	30,287,830	(664,739)	(10,789,104)
	6,683,001	$100,994,304	(1,110,416)	$(18,301,964)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 32%, 11%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,360 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,372,179	53,285,469	(55,666,089)	1,991,559

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,613	$1,991,559

(8)	Acquisitions

At close of business on March 27, 2015, the fund with net assets of approximately $336,203,665, acquired all of the assets and liabilities of MFS Research International Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Research International Series the opportunity to participate in a larger combined portfolio with an identical investment objective, investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 9,443,971 shares of the fund (valued at approximately $146,277,656) for all of the assets and liabilities of MFS Research International Series. MFS Research International Series then distributed the shares of the fund that MFS Research International Series received from the fund to its shareholders. MFS Research International Series’ investments on that date were valued at approximately $141,953,349 with a cost basis of approximately $135,092,624. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS

20

MFS Research International Portfolio

Notes to Financial Statements – continued

Research International Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Research International Series that have been included in the fund’s Statement of Operations since March 27, 2015.

Assuming the acquisition had been completed on January 1, 2015, the fund’s pro forma results of operations for the year ended December 31, 2015 are as follows:

Net investment income	$7,121,602
Net realized and unrealized gain (loss) on investments and foreign currency	(10,983,224)
Change in net assets from operations	$(3,861,622)

21

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

24

MFS Research International Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

25

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS Research International Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment

26

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

27

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,974,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $10,355,318. The fund intends to pass through foreign tax credits of $817,415 for the fiscal year.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2015

MFS® STRATEGIC INCOME PORTFOLIO

MFS® Variable Insurance Trust II

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	43.7%
High Yield Corporates	32.5%
Emerging Markets Bonds	4.6%
U.S. Treasury Securities	2.9%
Commercial Mortgage-Backed Securities	2.0%
Collateralized Debt Obligations	1.4%
Floating Rate Loans	1.1%
Mortgage-Backed Securities	0.6%
Asset-Backed Securities	0.6%
U.S. Government Agencies	0.6%
Non-U.S. Government Bonds	0.4%

Composition including fixed income credit quality (a)(i)
AAA	0.6%
AA	0.8%
A	11.0%
BBB	36.8%
BB	16.1%
B	16.4%
CCC	4.0%
CC (o)	0.0%
C	0.5%
D	0.1%
U.S. Government	4.0%
Federal Agencies	1.2%
Not Rated	(1.1)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	8.2%
Other	1.2%

Portfolio facts (i)
Average Duration (d)	5.3
Average Effective Maturity (m)	7.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Strategic Income Portfolio (“fund”) provided a total return of –1.85%, while Service Class shares of the fund provided a total return of –2.06%. These compare with a return of 0.55% over the same period for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. Effective October 31, 2015, the Barclays U.S. Aggregate Bond Index replaced the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index as the fund’s primary benchmark. The Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index generated a return of –4.43% over the reporting period. Over the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index (“Blended Index”), generated a return of –1.38%. Effective October 30, 2015, the fund no longer uses the Blended Index. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Relative to the Blended Index, the fund’s greater exposure to “BBB”, “BB” and “B” rated (r) bonds held back relative returns as corporate spreads within these credit quality segments widened over the reporting period.

The portion of the fund’s return derived from yield, which was less than that of the Blended Index, was another factor that weakened relative results.

Contributors to Performance

Positive bond selection, particularly within the industrial, banking and telecom sectors, benefited relative results.

The fund’s positioning in emerging market debt was another positive factor for relative performance. Within emerging markets, avoiding exposure to Brazil benefited relative returns as Brazilian debt suffered during the period.

Respectfully,

William Adams	Ward Brown	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Robert Persons	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective October 31, 2015, Joshua Marston became a Portfolio Manager of the Fund and Erik Weisman was no longer a Portfolio Manager of the Fund.

3

MFS Strategic Income Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(1.85)%	3.52%	4.86%
Service Class	8/24/01	(2.06)%	3.24%	4.59%

Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)(y)		0.55%	3.25%	4.51%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(y)		(4.43)%	5.03%	6.95%
MFS Strategic Income Blended Index (f)(w)		(1.38)%	3.86%	5.59%
Barclays U.S. Credit Bond Index (f)		(0.77)%	4.38%	5.18%
Barclays U.S. Government/Mortgage Bond Index (f)		1.13%	2.83%	4.35%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		1.55%	4.42%	4.28%
Citigroup World Government Bond Non-Dollar Index (f)		(5.54)%	(1.30)%	3.05%
JPMorgan Emerging Markets Bond Index Global (f)		1.23%	5.11%	6.72%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2015, the MFS Strategic Income Blended Index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index. Effective October 30, 2015, the fund no longer uses the MFS Strategic Income Blended Index.

(y)	Effective October 31, 2015, the Barclays U.S. Aggregate Bond Index replaced the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index as the fund’s primary benchmark. The fund’s investment adviser believes the Barclays U.S. Aggregate Bond Index better reflects the investment policies and strategies of the fund.

5

MFS Strategic Income Portfolio

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.80%	$1,000.00	$974.66	$3.98
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$973.50	$5.22
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

7

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 59.1%
Aerospace – 0.3%
Lockheed Martin Corp., 3.55%, 1/15/26	$186,000	$186,958

Asset-Backed & Securitized – 3.9%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40 (z)	$264,941	$193,943
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.948%, 9/15/39	104,265	108,516
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.698%, 6/15/39	350,000	357,507
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)	596,145	69,785
Falcon Franchise Loan LLC, FRN, 6.616%, 1/05/23 (i)(z)	32,008	3,217
Falcon Franchise Loan LLC, FRN, 39.274%, 1/05/25 (i)(z)	22,862	5,530
First Union National Bank Commercial Mortgage Trust, FRN, 1.467%, 1/12/43 (i)(z)	21,425	67
First Union-Lehman Brothers Bank of America, FRN, 0.953%, 11/18/35 (i)	688,436	11,701
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.774%, 6/15/49	293,049	298,055
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.133%, 2/18/30 (i)	32,868	340
Morgan Stanley Capital I Trust, “AM”, FRN, 5.681%, 4/15/49	300,000	305,046
Morgan Stanley Capital I, Inc., FRN, 1.404%, 4/28/39 (i)(z)	775,499	3,831
Race Point CLO Ltd., “C”, FRN, 3.169%, 2/20/25 (z)	337,173	325,518
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/32 (n)	145,764	144,033
Voya CLO Ltd., FRN, 3.27%, 10/15/22 (z)	421,466	416,413

		$2,243,502

Automotive – 2.4%
Ford Motor Credit Co. LLC, FRN, 1.258%, 1/09/18	$390,000	$386,086
General Motors Financial Co., Inc., 2.625%, 7/10/17	168,000	168,509
General Motors Financial Co., Inc., 3.45%, 4/10/22	273,000	262,032
Hyundai Capital America, 2.4%, 10/30/18 (n)	158,000	157,524
Hyundai Capital America, 1.875%, 8/09/16 (n)	180,000	180,244
Hyundai Capital America, 2%, 3/19/18 (n)	234,000	231,233

		$1,385,628

Biotechnology – 0.5%
Life Technologies Corp., 6%, 3/01/20	$240,000	$266,160

Broadcasting – 0.2%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$102,000	$100,620

Issuer	Shares/Par	Value ($)

BONDS – continued
Brokerage & Asset Managers – 0.8%
Intercontinental Exchange, Inc., 3.75%, 12/01/25	$452,000	$453,530

Building – 1.3%
CRH PLC, 8.125%, 7/15/18	$200,000	$227,567
Martin Marietta Materials, Inc., 4.25%, 7/02/24	215,000	211,114
Martin Marietta Materials, Inc., FRN, 1.703%, 6/30/17	300,000	297,913

		$736,594

Business Services – 0.2%
Fidelity National Information Services, Inc., 2.85%, 10/15/18	$130,000	$130,461

Cable TV – 1.5%
CCO Safari Il LLC, 3.579%, 7/23/20 (n)	$200,000	$198,854
Cox Communications, Inc., 3.25%, 12/15/22 (n)	306,000	278,152
Time Warner Cable, Inc., 8.25%, 4/01/19	310,000	356,264

		$833,270

Chemicals – 0.6%
Dow Chemical Co., 8.55%, 5/15/19	$280,000	$330,112
Israel Chemicals Ltd., 4.5%, 12/02/24 (n)	8,000	7,997

		$338,109

Computer Software – 0.6%
Microsoft Corp., 3.125%, 11/03/25	$314,000	$315,824

Consumer Products – 0.7%
Newell Rubbermaid, Inc., 2.875%, 12/01/19	$110,000	$106,156
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	259,000	264,432

		$370,588

Consumer Services – 1.1%
Experian Finance PLC, 2.375%, 6/15/17 (n)	$400,000	$397,960
Priceline Group, Inc., 3.65%, 3/15/25	250,000	243,338

		$641,298

Defense Electronics – 0.2%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$100,000	$111,916

Electrical Equipment – 0.2%
Arrow Electronics, Inc., 3%, 3/01/18	$84,000	$83,931

Electronics – 0.3%
Lam Research Corp., 2.75%, 3/15/20	$149,000	$144,149

Emerging Market Quasi-Sovereign – 1.3%
IIRSA Norte Finance Ltd., 8.75%, 5/30/24	$175,501	$202,001
Petroleos Mexicanos, 5.5%, 1/21/21	216,000	217,879
Petroleos Mexicanos, 4.875%, 1/24/22	64,000	61,600
Petroleos Mexicanos, 4.875%, 1/18/24	10,000	9,325
Petroleos Mexicanos, 4.25%, 1/15/25 (n)	130,000	113,750

8

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Petroleos Mexicanos, 6.5%, 6/02/41	$80,000	$69,160
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	53,800	54,874

		$728,589

Emerging Market Sovereign – 0.6%
Oriental Republic of Uruguay, 4.5%, 8/14/24	$4,147	$4,209
Oriental Republic of Uruguay, 4.375%, 10/27/27	7,328	7,200
Republic of Hungary, 5.375%, 2/21/23	146,000	159,140
Republic of Philippines, 6.375%, 10/23/34	100,000	130,377
Republic of Poland, 5%, 3/23/22	37,000	41,024
Republic of Romania, 4.375%, 8/22/23 (n)	8,000	8,328
United Mexican States, 4%, 10/02/23	4,000	4,052

		$354,330

Energy – Independent – 0.4%
EQT Corp., 4.875%, 11/15/21	$122,000	$116,186
Hess Corp., 8.125%, 2/15/19	90,000	102,030

		$218,216

Energy – Integrated – 0.6%
BP Capital Markets PLC, 4.5%, 10/01/20	$75,000	$80,273
BP Capital Markets PLC, 4.742%, 3/11/21	220,000	241,666
Pacific Exploration and Production Corp., 7.25%, 12/12/21 (n)	115,000	21,850

		$343,789

Financial Institutions – 1.3%
CIT Group, Inc., 3.875%, 2/19/19	$240,000	$238,800
General Electric Capital Corp., 6%, 8/07/19	80,000	90,634
General Electric Capital Corp., 5.5%, 1/08/20	205,000	229,963
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	200,000	200,615

		$760,012

Food & Beverages – 3.0%
Coca-Cola Bottling Co. Consolidated, 3.8%, 11/25/25	$310,000	$310,360
Kerry Group Financial Services, 3.2%, 4/09/23 (n)	320,000	307,890
Kraft Foods Group, Inc., 6.125%, 8/23/18	250,000	274,489
Mead Johnson Nutrition Co., 3%, 11/15/20	79,000	79,012
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	205,000	210,853
Tyson Foods, Inc., 4.5%, 6/15/22	124,000	132,070
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	91,000	91,251
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	277,000	282,510

		$1,688,435

Food & Drug Stores – 0.8%
CVS Health Corp., 3.875%, 7/20/25	$290,000	$296,016
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21	176,000	172,683

		$468,699

Gaming & Lodging – 0.6%
Wyndham Worldwide Corp., 5.625%, 3/01/21	$320,000	$344,169

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – 2.4%
AIA Group Ltd., 3.2%, 3/11/25 (n)	$245,000	$236,477
American International Group, Inc., 3.75%, 7/10/25	294,000	291,543
Principal Financial Group, Inc., 8.875%, 5/15/19	210,000	251,354
Unum Group, 7.125%, 9/30/16	250,000	259,883
Unum Group, 4%, 3/15/24	323,000	322,479

		$1,361,736

Insurance – Health – 0.5%
UnitedHealth Group, Inc., 3.75%, 7/15/25	$299,000	$308,514

Insurance – Property & Casualty – 1.1%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25	$310,000	$305,209
AXIS Capital Holdings Ltd., 5.875%, 6/01/20	90,000	99,431
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (n)	187,000	198,219

		$602,859

International Market Quasi-Sovereign – 0.4%
Eksportfinans A.S.A., 5.5%, 5/25/16	$240,000	$243,017

Machinery & Tools – 0.6%
Atlas Copco AB, 5.6%, 5/22/17 (n)	$349,000	$365,281

Major Banks – 6.0%
Bank of America Corp., 6.5%, 8/01/16	$295,000	$303,597
Bank of America Corp., 4.125%, 1/22/24	325,000	335,847
Barclays Bank PLC, 2.5%, 2/20/19	260,000	260,593
Goldman Sachs Group, Inc., 5.75%, 1/24/22	334,000	379,864
Goldman Sachs Group, Inc., FRN, 1.336%, 10/23/19	160,000	160,442
ING Bank N.V., 5.8%, 9/25/23 (n)	322,000	349,869
JPMorgan Chase & Co., 4.625%, 5/10/21	230,000	248,563
Merrill Lynch & Co., Inc., 6.4%, 8/28/17	120,000	128,541
Morgan Stanley, 7.3%, 5/13/19	100,000	114,909
Morgan Stanley, 5.625%, 9/23/19	200,000	220,794
Morgan Stanley, 3.7%, 10/23/24	277,000	278,357
Royal Bank of Scotland Group PLC, 6%, 12/19/23	380,000	409,262
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/29/49	239,000	248,859

		$3,439,497

Medical & Health Technology & Services – 0.5%
Becton, Dickinson and Co., 4.685%, 12/15/44	$170,000	$171,504
Laboratory Corp. of America Holdings, 2.625%, 2/01/20	140,000	138,273

		$309,777

Metals & Mining – 1.5%
Barrick Gold Corp., 4.1%, 5/01/23	$106,000	$90,940
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	130,000	101,400
Freeport-McMoRan Copper & Gold, Inc., 3.1%, 3/15/20	200,000	128,000
Glencore Funding LLC, 2.125%, 4/16/18 (n)	140,000	124,411

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – continued
Glencore Funding LLC, FRN, 1.566%, 5/27/16 (n)	$280,000	$275,458
Kinross Gold Corp., 5.95%, 3/15/24	217,000	143,220

		$863,429

Midstream – 3.0%
APT Pipelines Ltd., 4.2%, 3/23/25 (n)	$245,000	$230,217
Energy Transfer Partners LP, 4.05%, 3/15/25	308,000	253,086
Enterprise Products Partners LP, 6.3%, 9/15/17	230,000	241,923
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	320,000	266,908
ONEOK Partners LP, 3.2%, 9/15/18	120,000	114,498
Spectra Energy Capital LLC, 8%, 10/01/19	230,000	261,629
Sunoco Logistics Partners LP, 4.25%, 4/01/24	109,000	94,324
Williams Cos., Inc., 3.7%, 1/15/23	74,000	51,116
Williams Cos., Inc., 4.55%, 6/24/24	295,000	205,000

		$1,718,701

Mortgage-Backed – 0.7%
Fannie Mae, 6%, 5/01/17	$3,491	$3,562
Fannie Mae, 5.5%, 3/01/20 – 9/01/34	58,624	62,991
Fannie Mae, 6.5%, 4/01/32	36,288	42,296
Freddie Mac, 4.224%, 3/25/20	241,289	260,543

		$369,392

Network & Telecom – 1.4%
AT&T, Inc., 2.45%, 6/30/20	$310,000	$305,413
Verizon Communications, Inc., 5.15%, 9/15/23	334,000	367,214
Verizon Communications, Inc., FRN, 1.295%, 6/17/19	140,000	139,051

		$811,678

Oils – 0.2%
Marathon Petroleum Corp., 3.625%, 9/15/24	$140,000	$130,528

Other Banks & Diversified Financials – 2.1%
Citizens Financial Group, Inc., 4.3%, 12/03/25	$192,000	$193,165
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	259,000	331,572
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)	445,000	438,034
Lloyds TSB Bank PLC, 5.8%, 1/13/20 (n)	210,000	235,543

		$1,198,314

Pharmaceuticals – 1.1%
AbbVie, Inc., 3.2%, 11/06/22	$220,000	$216,644
Actavis Funding SCS, 4.75%, 3/15/45	192,000	187,173
Gilead Sciences, Inc., 3.65%, 3/01/26	209,000	210,857

		$614,674

Pollution Control – 0.4%
Republic Services, Inc., 5.25%, 11/15/21	$210,000	$232,280

Railroad & Shipping – 0.6%
CSX Corp., 4.1%, 3/15/44	$220,000	$199,252
Panama Canal Railway Co., 7%, 11/01/26 (n)	158,400	156,974

		$356,226

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – Healthcare – 0.6%
HCP, Inc., REIT, 5.375%, 2/01/21	$236,000	$257,102
Welltower, Inc., REIT, 2.25%, 3/15/18	81,000	80,928

		$338,030

Real Estate – Office – 0.5%
Boston Properties LP, REIT, 3.7%, 11/15/18	$120,000	$124,326
Vornado Realty LP, REIT, 2.5%, 6/30/19	165,000	162,517

		$286,843

Real Estate – Retail – 0.1%
Kimco Realty Corp., REIT, 6.875%, 10/01/19	$58,000	$66,623

Retailers – 0.6%
Dollar General Corp., 3.25%, 4/15/23	$175,000	$166,671
Dollar General Corp., 4.15%, 11/01/25	158,000	157,063

		$323,734

Supermarkets – 0.5%
Kroger Co., 3.85%, 8/01/23	$262,000	$270,143

Supranational – 1.0%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/20 (n)	$210,000	$206,850
Corporacion Andina de Fomento, 4.375%, 6/15/22	340,000	361,964

		$568,814

Telecommunications – Wireless – 0.8%
American Tower Corp., REIT, 4.7%, 3/15/22	$208,000	$218,732
SBA Tower Trust, 2.898%, 10/15/44 (n)	255,000	249,234

		$467,966

Tobacco – 1.9%
Altria Group, Inc., 9.25%, 8/06/19	$76,000	$93,052
Imperial Tobacco Finance PLC, 3.75%, 7/21/22 (n)	208,000	208,856
Reynolds American, Inc., 8.125%, 6/23/19	173,000	203,601
Reynolds American, Inc., 6.875%, 5/01/20	120,000	138,451
Reynolds American, Inc., 5.85%, 8/15/45	400,000	444,403

		$1,088,363

U.S. Government Agencies and Equivalents – 0.6%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	$39,452	$39,355
Small Business Administration, 6.35%, 4/01/21	8,807	9,575
Small Business Administration, 4.77%, 4/01/24	47,507	50,464
Small Business Administration, 4.99%, 9/01/24	35,581	38,244
Small Business Administration, 4.86%, 1/01/25	47,368	50,373
Small Business Administration, 4.625%, 2/01/25	63,179	66,875
Small Business Administration, 5.11%, 8/01/25	59,359	64,001

		$318,887

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – 3.9%
U.S. Treasury Bonds, 2.5%, 2/15/45 (f)	$2,500,000	$2,238,485

Utilities – Electric Power – 2.7%
CMS Energy Corp., 5.05%, 3/15/22	$163,000	$177,377
Dominion Resources, Inc., 3.9%, 10/01/25	168,000	168,286
EDP Finance B.V., 5.25%, 1/14/21 (n)	200,000	206,672
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	2,000	1,976
Enel Finance International S.A., 6.25%, 9/15/17 (n)	140,000	149,182
Exelon Generation Co. LLC, 5.2%, 10/01/19	135,000	145,462
Exelon Generation Co. LLC, 4.25%, 6/15/22	128,000	129,694
Oncor Electric Delivery Co., 4.1%, 6/01/22	245,000	254,619
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	310,000	311,241

		$1,544,509

Total Bonds (Identified Cost, $34,010,222)		$33,687,077

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 33.2%
MFS High Yield Pooled Portfolio (v) (Identified Cost, $21,839,574)	2,203,194	$18,925,439

MONEY MARKET FUNDS – 7.0%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	3,983,002	$3,983,002

Total Investments (Identified Cost, $59,832,798)		$56,595,518

OTHER ASSETS, LESS LIABILITIES – 0.7%		374,470

NET ASSETS – 100.0%		$56,969,988

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,638,976, representing 13.4% of net assets.

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40	3/01/06	$264,941	$193,943
Falcon Franchise Loan LLC, FRN, 6.616%, 1/05/23	1/18/02	4,687	3,217
Falcon Franchise Loan LLC, FRN, 39.274%, 1/05/25	1/29/03	1,827	5,530
First Union National Bank Commercial Mortgage Trust, FRN, 1.467%, 1/12/43	12/11/03	1	67
Morgan Stanley Capital I, Inc., FRN, 1.404%, 4/28/39	7/20/04	10,058	3,831
Race Point CLO Ltd., “C”, FRN, 3.169%, 2/20/25	12/10/15	328,991	325,518
Voya CLO Ltd., FRN, 3.27%, 10/15/22	12/10/15	419,372	416,413
Total Restricted Securities			$948,519
% of Net assets			1.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

Derivative Contracts at 12/31/15

Forward Foreign Currency Exchange Contracts at 12/31/15

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	372,382	1/15/16	$263,413	$271,225	$7,812
SELL	CAD	Merrill Lynch International	373,709	1/15/16	285,055	270,084	14,971
SELL	DKK	Goldman Sachs International	899,154	1/15/16	136,111	130,974	5,137
SELL	EUR	Deutsche Bank AG	3,495,428	1/15/16	3,941,427	3,799,629	141,798
SELL	EUR	Morgan Stanley Capital Services, Inc.	1,060,000	1/15/16	1,170,875	1,152,250	18,625
SELL	GBP	BNP Paribas S.A.	604,217	1/15/16	919,420	890,762	28,658
BUY	JPY	Goldman Sachs International	237,207,877	1/15/16	1,969,592	1,974,008	4,416
SELL	JPY	Credit Suisse Group	73,703,234	1/15/16	615,736	613,347	2,389
SELL	NOK	Goldman Sachs International	1,283,378	1/15/16	154,235	144,974	9,261
BUY	NZD	Goldman Sachs International	252,182	1/15/16	169,906	172,382	2,476
BUY	SEK	Deutsche Bank AG	1,230,938	1/15/16	144,973	145,862	889
SELL	SEK	Goldman Sachs International	1,052,302	1/15/16	127,918	124,695	3,223

							$239,655

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	355,242	1/15/16	$255,192	$258,744	$(3,552)
BUY	CAD	Goldman Sachs International	372,121	1/15/16	282,607	268,936	(13,671)
BUY	DKK	Deutsche Bank AG	523,066	1/15/16	77,299	76,192	(1,107)
BUY	DKK	Merrill Lynch International	384,405	1/15/16	57,137	55,994	(1,143)
BUY	EUR	Citibank N.A.	1,809,421	1/15/16	1,991,822	1,966,892	(24,930)
BUY	EUR	Deutsche Bank AG	546,382	1/15/16	604,372	593,933	(10,439)
BUY	EUR	Goldman Sachs International	1,786,239	1/15/16	1,977,325	1,941,693	(35,632)
BUY	EUR	Merrill Lynch International	415,747	1/15/16	460,483	451,929	(8,554)
BUY	GBP	Goldman Sachs International	608,677	1/15/16	937,780	897,337	(40,443)
SELL	JPY	Morgan Stanley Capital Services, Inc.	163,436,000	1/15/16	1,355,289	1,360,090	(4,801)
BUY	NOK	Goldman Sachs International	1,262,382	1/15/16	148,461	142,603	(5,858)
SELL	NZD	Westpac Banking Corp.	249,362	1/15/16	164,311	170,455	(6,144)
SELL	SEK	Morgan Stanley Capital Services, Inc.	172,000	1/15/16	20,282	20,381	(99)

							$(156,373)

12

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Futures Contracts at 12/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	20	$3,075,000	March - 2016	$1,611
U.S. Treasury Note 10 yr (Short)	USD	28	3,525,375	March - 2016	14,298

					$15,909

At December 31, 2015, the fund had liquid securities with an aggregate value of $51,037 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

13

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $34,010,222)	$33,687,077
Underlying affiliated funds, at value (identified cost, $25,822,576)	22,908,441
Total investments, at value (identified cost, $59,832,798)	$56,595,518
Receivables for
Forward foreign currency exchange contracts	239,655
Daily variation margin on open futures contracts	2,375
Investments sold	6,940
Fund shares sold	10,647
Interest	353,333
Receivable from investment adviser	3,167
Other assets	833
Total assets		$57,212,468
Liabilities
Payable to custodian	$1,375
Payables for
Forward foreign currency exchange contracts	156,373
Investments purchased	196
Fund shares reacquired	25,630
Payable to affiliates
Shareholder servicing costs	61
Distribution and/or service fees	131
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	58,706
Total liabilities		$242,480
Net assets		$56,969,988
Net assets consist of
Paid-in capital	$61,442,863
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(3,138,089)
Accumulated net realized gain (loss) on investments and foreign currency	(2,904,727)
Undistributed net investment income	1,569,941
Net assets		$56,969,988
Shares of beneficial interest outstanding		6,166,442

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$47,421,771	5,125,688	$9.25
Service Class	9,548,217	1,040,754	9.17

See Notes to Financial Statements

14

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$1,534,279
Dividends from underlying affiliated funds	1,384,179
Total investment income		$2,918,458
Expenses
Management fee	$450,086
Distribution and/or service fees	26,312
Shareholder servicing costs	14,488
Administrative services fee	19,747
Independent Trustees’ compensation	2,733
Custodian fee	22,098
Shareholder communications	11,366
Audit and tax fees	73,165
Legal fees	1,700
Miscellaneous	20,297
Total expenses		$641,992
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(100,846)
Net expenses		$541,130
Net investment income		$2,377,328
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(370,804)
Underlying affiliated funds	34,807
Capital gain distributions from underlying affiliated funds	15,029
Futures contracts	(182,632)
Foreign currency	460,221
Net realized gain (loss) on investments and foreign currency		$(43,379)
Change in unrealized appreciation (depreciation)
Investments	$(3,310,789)
Futures contracts	51,704
Translation of assets and liabilities in foreign currencies	(62,166)
Net unrealized gain (loss) on investments and foreign currency translation		$(3,321,251)
Net realized and unrealized gain (loss) on investments and foreign currency		$(3,364,630)
Change in net assets from operations		$(987,302)

See Notes to Financial Statements

15

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$2,377,328	$2,970,477
Net realized gain (loss) on investments and foreign currency	(43,379)	802,119
Net unrealized gain (loss) on investments and foreign currency translation	(3,321,251)	(1,382,969)
Change in net assets from operations	$(987,302)	$2,389,627
Distributions declared to shareholders
From net investment income	$(3,552,545)	$(2,339,793)
Change in net assets from fund share transactions	$(9,033,727)	$(4,655,060)
Total change in net assets	$(13,573,574)	$(4,605,226)
Net assets
At beginning of period	70,543,562	75,148,788
At end of period (including undistributed net investment income of $1,569,941 and $3,308,444, respectively)	$56,969,988	$70,543,562

See Notes to Financial Statements

16

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.01	$10.01	$10.19	$9.74	$9.87
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.41	$0.42	$0.44	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(0.55)	(0.08)	(0.28)	0.56	(0.02)
Total from investment operations	$(0.18)	$0.33	$0.14	$1.00	$0.46
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.33)	$(0.32)	$(0.55)	$(0.59)
Net asset value, end of period (x)	$9.25	$10.01	$10.01	$10.19	$9.74
Total return (%) (k)(r)(s)(x)	(1.85)	3.27	1.46	10.42	4.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.96	0.94	1.00	1.02	1.05
Expenses after expense reductions (f)(h)	0.80	0.80	0.85	0.90	0.90
Net investment income	3.74	4.05	4.18	4.35	4.79
Portfolio turnover	31	21	28	40	29
Net assets at end of period (000 omitted)	$47,422	$59,824	$63,319	$43,564	$38,563

See Notes to Financial Statements

17

MFS Strategic Income Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.92	$9.93	$10.12	$9.67	$9.81
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.39	$0.39	$0.41	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)	(0.09)	(0.28)	0.56	(0.03)
Total from investment operations	$(0.20)	$0.30	$0.11	$0.97	$0.42
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.31)	$(0.30)	$(0.52)	$(0.56)
Net asset value, end of period (x)	$9.17	$9.92	$9.93	$10.12	$9.67
Total return (%) (k)(r)(s)(x)	(2.06)	2.99	1.18	10.18	4.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.19	1.25	1.27	1.30
Expenses after expense reductions (f)(h)	1.05	1.05	1.10	1.15	1.15
Net investment income	3.49	3.80	3.93	4.11	4.54
Portfolio turnover	31	21	28	40	29
Net assets at end of period (000 omitted)	$9,548	$10,719	$11,829	$8,867	$10,368

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no

19

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$2,557,372	$—	$2,557,372
Non-U.S. Sovereign Debt	—	1,894,750	—	1,894,750
U.S. Corporate Bonds	—	19,338,382	—	19,338,382
Residential Mortgage-Backed Securities	—	369,392	—	369,392
Commercial Mortgage-Backed Securities	—	1,093,810	—	1,093,810
Asset-Backed Securities (including CDOs)	—	1,149,692	—	1,149,692
Foreign Bonds	—	7,283,679	—	7,283,679
Mutual Funds	22,908,441	—	—	22,908,441
Total Investments	$22,908,441	$33,687,077	$—	$56,595,518

Other Financial Instruments
Futures Contracts	$15,909	$—	$—	$15,909
Forward Foreign Currency Exchange Contracts	—	83,282	—	83,282

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign

20

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$15,909	$—
Foreign Exchange	Forward Foreign Currency Exchange	239,655	(156,373)
Total		$255,564	$(156,373)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(182,632)	$—
Foreign Exchange	—	463,265
Total	$(182,632)	$463,265

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$51,704	$—
Foreign Exchange	—	(69,026)
Total	$51,704	$(69,026)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

21

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

22

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$3,552,545	$2,339,793

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$60,303,251
Gross appreciation	926,480
Gross depreciation	(4,634,213)
Net unrealized appreciation (depreciation)	$(3,707,733)
Undistributed ordinary income	1,657,915
Capital loss carryforwards	(2,418,150)
Other temporary differences	(4,907)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(776,132)
12/31/17	(1,642,018)
Total	$(2,418,150)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

23

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$2,970,056	$1,978,200
Service Class	582,489	361,593
Total	$3,552,545	$2,339,793

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $4,457, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $96,389, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $13,843, which equated to 0.0215% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $645.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0307% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $209 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,277,256	$40,314
Investments (non-U.S. Government securities)	$17,035,187	$33,214,094

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	243,706	$2,413,257	511,783	$5,236,392
Service Class	115,251	1,146,200	205,156	2,071,961
	358,957	$3,559,457	716,939	$7,308,353
Shares issued to shareholders in reinvestment of distributions
Initial Class	316,300	$2,970,056	194,513	$1,978,200
Service Class	62,499	582,489	35,837	361,593
	378,799	$3,552,545	230,350	$2,339,793
Shares reacquired
Initial Class	(1,413,078)	$(14,034,614)	(1,054,095)	$(10,746,054)
Service Class	(217,306)	(2,111,115)	(351,664)	(3,557,152)
	(1,630,384)	$(16,145,729)	(1,405,759)	$(14,303,206)
Net change
Initial Class	(853,072)	$(8,651,301)	(347,799)	$(3,531,462)
Service Class	(39,556)	(382,426)	(110,671)	(1,123,598)
	(892,628)	$(9,033,727)	(458,470)	$(4,655,060)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $218 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

25

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	2,497,529	224,423	(518,758)	2,203,194
MFS Institutional Money Market Portfolio	845,214	19,257,480	(16,119,692)	3,983,002

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$34,807	$15,029	$1,382,483	$18,925,439
MFS Institutional Money Market Portfolio	—	—	1,696	3,983,002

	$34,807	$15,029	$1,384,179	$22,908,441

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $190,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; and whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

26

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

27

MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

28

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

29

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams Ward Brown James Calmas David Cole Joshua Marston Robert Persons Matthew Ryan

30

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

31

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

32

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

33

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

ANNUAL REPORT

December 31, 2015

MFS® TECHNOLOGY PORTFOLIO

MFS® Variable Insurance Trust II

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Alphabet, Inc., “A”	11.9%
Amazon.com, Inc.	6.6%
Facebook, Inc., “A”	6.1%
Microsoft Corp.	4.8%
Visa, Inc., “A”	4.2%
Cisco Systems, Inc.	3.8%
Salesforce.com, Inc.	3.6%
Apple, Inc.	3.5%
Hewlett-Packard Co.	3.1%
MasterCard, Inc., “A”	3.0%

Top five industries (i)
Internet	21.1%
Computer Software	17.2%
Computer Software – Systems	15.0%
Business Services	8.4%
Other Banks & Diversified Financials	7.2%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Technology Portfolio (“fund”) provided a total return of 10.75%, while Service Class shares of the fund provided a total return of 10.53%. These compare with a return of 1.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 9.91% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Stock selection and an underweight position in the electronics industry were primary factors that contributed to performance relative to the Standard & Poor’s North American Technology Sector Index. Not owning shares of poor-performing semiconductor manufacturer Micron Technology benefited relative performance. The fund’s short position in semiconductor company Intel and overweight position in broadband communications and networking services Broadcom also aided relative results.

Stock selection and an underweight position in the computer systems industry was another area of relative strength. Not owning shares of diversified technology products and services company International Business Machines (IBM) aided relative returns. IBM’s share price dropped early in the period as a result of lowered full-year earnings guidance. The fund’s underweight positions in computer and personal electronics maker Apple and computer hard drive maker Western Digital (h) also strengthened relative performance.

Elsewhere, the fund’s underweight position in wireless communications software company QUALCOMM (h) boosted relative performance. Overweight positions in customer information software manager Salesforce.com, internet search giant Alphabet (formerly Google) and online retail giant Amazon.com also bolstered relative returns. Share of Amazon.com benefited from strong year-over-year revenue growth, especially in North America where the number of prime subscribers has increased substantially.

Detractors from Performance

Stock selection in the broadcasting industry was a primary detractor from relative performance. The fund’s positions in global media companies Twenty-First Century Fox (b) and Time Warner (b) weakened relative performance as the shares of both companies underperformed the benchmark. While Time Warner exceeded consensus earnings expectations, management’s lowered 2016 earnings guidance appeared to have weighed on investor sentiment and negatively impacted the stock’s price performance.

Stock selection in the internet industry also dampened relative returns. Most notably, the fund’s overweight position in online information portal Yahoo! held back relative performance. Shares of online and mobile commerce company Alibaba Group Holding (b) (China) also hurt relative results.

In other sectors, the fund’s underweight positions in software giant Microsoft and internet TV show and movie subscription services provider Netflix weakened relative performance. Shares of Microsoft rose during the reporting period benefiting from solid first quarter results that beat market expectations. Strong growth in the Cloud business, particularly from the Office 365 and Azure

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MFS Technology Portfolio

Management Review – continued

product lines, buoyed investor sentiment. Overweight positions in computer and personal electronics maker Hewlett-Packard, data storage systems provider EMC (h) and semiconductor manufacturers Viavi Solutions (h) and Cypress Semiconductor (h) also placed a drag on relative results.

Respectfully,

Matthew Sabel

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	10.75%	13.96%	11.41%
Service Class	8/24/01	10.53%	13.68%	11.13%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	7.31%
Standard & Poor’s North American Technology Sector Index (f)		9.91%	14.26%	9.97%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.91%	$1,000.00	$1,079.63	$4.77
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
Service Class	Actual	1.16%	$1,000.00	$1,078.35	$6.08
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

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MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.2%
Broadcasting – 1.6%
Time Warner, Inc.	26,396	$1,707,029
Twenty-First Century Fox, Inc.	8,830	239,823

		$1,946,852

Brokerage & Asset Managers – 2.6%
Allied Minds PLC (a)	98,281	$579,543
Intercontinental Exchange, Inc.	4,267	1,093,461
NASDAQ, Inc.	25,574	1,487,640

		$3,160,644

Business Services – 8.4%
Accenture PLC, “A”	10,492	$1,096,414
Cognizant Technology Solutions Corp., “A” (a)	35,186	2,111,864
CoStar Group, Inc. (a)	2,562	529,540
Equifax, Inc.	6,815	758,987
Fidelity National Information Services, Inc.	30,199	1,830,059
First Data Corp. (a)	30,375	486,607
Fiserv, Inc. (a)	15,567	1,423,758
Gartner, Inc. (a)	9,861	894,393
Global Payments, Inc.	17,141	1,105,766

		$10,237,388

Computer Software – 17.2%
Adobe Systems, Inc. (a)	34,968	$3,284,894
Cadence Design Systems, Inc. (a)	19,452	404,796
Enghouse Systems Ltd.	14,161	760,807
Intuit, Inc.	17,102	1,650,343
Microsoft Corp.	105,968	5,879,105
Oracle Corp.	26,135	954,712
Qlik Technologies, Inc. (a)	30,708	972,215
Red Hat, Inc. (a)	31,844	2,637,002
Salesforce.com, Inc. (a)	56,024	4,392,282

		$20,936,156

Computer Software – Systems – 15.1%
Apple, Inc. (s)	40,863	$4,301,239
Constellation Software, Inc.	1,496	623,699
EPAM Systems, Inc. (a)	8,080	635,250
Globant S.A. (a)	10,300	386,353
Hewlett Packard Enterprise	248,644	3,779,389
Hortonworks, Inc. (a)	22,048	482,851
IMS Health Holdings, Inc. (a)	18,335	466,992
Kinaxis, Inc. (a)	17,062	578,557
Proofpoint, Inc. (a)	5,893	383,104
Rapid7, Inc. (a)(l)	21,419	324,069
Sabre Corp.	32,200	900,634
ServiceNow, Inc. (a)	12,516	1,083,385
Splunk, Inc. (a)	14,436	848,981
Square, Inc., “A” (a)	47,952	627,692
SS&C Technologies Holdings, Inc.	20,450	1,396,122
Vantiv, Inc., “A” (a)	9,581	454,331
Workday, Inc. (a)	12,819	1,021,418

		$18,294,066

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 2.4%
Priceline Group, Inc. (a)	2,321	$2,959,159

Electrical Equipment – 1.4%
Amphenol Corp., “A”	26,130	$1,364,770
TE Connectivity Ltd.	4,443	287,062

		$1,651,832

Electronics – 6.5%
Avago Technologies Ltd.	7,482	$1,086,012
Broadcom Corp., “A”	49,186	2,843,934
Microchip Technology, Inc.	52,608	2,448,376
NVIDIA Corp.	9,471	312,164
NXP Semiconductors N.V. (a)	6,234	525,215
Silicon Laboratories, Inc. (a)	13,430	651,892

		$7,867,593

Entertainment – 0.9%
Netflix, Inc. (a)	9,382	$1,073,113

Internet – 21.2%
Alibaba Group Holding Ltd., ADR (a)	6,350	$516,064
Alphabet, Inc., “A” (a)(s)	18,605	14,474,876
Facebook, Inc., “A “ (a)(s)	70,663	7,395,590
LinkedIn Corp., “A” (a)	7,632	1,717,811
Marketo, Inc. (a)	14,106	404,983
Twitter, Inc. (a)	12,397	286,867
Yahoo!, Inc. (a)	28,668	953,498

		$25,749,689

Machinery & Tools – 0.4%
Kornit Digital Ltd. (a)	43,679	$477,411

Network & Telecom – 3.8%
Cisco Systems, Inc.	168,832	$4,584,633

Other Banks & Diversified Financials – 7.2%
MasterCard, Inc., “A”	37,385	$3,639,804
Visa, Inc., “A”	66,561	5,161,806

		$8,801,610

Specialty Stores – 6.6%
Amazon.com, Inc. (a)	11,926	$8,060,664

Telecommunications – Wireless – 1.9%
American Tower Corp., REIT	13,496	$1,308,437
SBA Communications Corp. (a)	9,679	1,016,972

		$2,325,409

Total Common Stocks (Identified Cost, $86,317,148)		$118,126,219

Issuer/Expiration Date/Strike Price	Number of Contracts
PUT OPTIONS PURCHASED – 0.0%
Internet – 0.0%
GrubHub, Inc. – March 2016 @ $25 (Premiums Paid, $15,183)	43	$14,620

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Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 4.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	5,222,460	$5,222,460

COLLATERAL FOR SECURITIES LOANED – 0.0%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	38,502	$38,502

Total Investments (Identified Cost, $91,593,293)		$123,401,801

SECURITIES SOLD SHORT – (0.5)%
Electronics – (0.5)%
Intel Corp. (Proceeds Received, $545,644)	(17,000)	$(585,650)

OTHER ASSETS, LESS LIABILITIES – (1.0)%		(1,226,313)

NET ASSETS – 100.0%		$121,589,838

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2015, the fund had cash collateral of $143,476 and other liquid securities with an aggregate value of $1,002,771 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $86,370,833)	$118,179,341
Underlying affiliated funds, at cost and value	5,222,460
Total investments, at value, including $37,583 of securities on loan (identified cost, $91,593,293)		$123,401,801
Cash	2,071
Deposits with brokers	143,476
Receivables for
Fund shares sold	298,767
Interest and dividends	24,193
Other assets	1,327
Total assets		$123,871,635
Liabilities
Payables for
Securities sold short, at value (proceeds received, $545,644)	$585,650
Investments purchased	1,592,128
Fund shares reacquired	9,193
Collateral for securities loaned, at value	38,502
Payable to affiliates
Investment adviser	5,161
Shareholder servicing costs	36
Distribution and/or service fees	1,471
Payable for independent Trustees’ compensation	79
Accrued expenses and other liabilities	49,577
Total liabilities		$2,281,797
Net assets		$121,589,838
Net assets consist of
Paid-in capital	$86,830,471
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	31,768,491
Accumulated net realized gain (loss) on investments and foreign currency	2,990,975
Accumulated net investment loss	(99)
Net assets		$121,589,838
Shares of beneficial interest outstanding		10,124,494

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$15,587,891	1,252,078	$12.45
Service Class	106,001,947	8,872,416	11.95

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment loss
Income
Dividends	$731,810
Interest	3,072
Dividends from underlying affiliated funds	4,206
Foreign taxes withheld	(750)
Total investment income		$738,338
Expenses
Management fee	$805,519
Distribution and/or service fees	229,847
Shareholder servicing costs	7,339
Administrative services fee	26,434
Independent Trustees’ compensation	2,923
Custodian fee	20,312
Shareholder communications	29,689
Audit and tax fees	52,873
Legal fees	979
Dividend and interest expense on securities sold short	18,223
Miscellaneous	16,975
Total expenses		$1,211,113
Fees paid indirectly	(21)
Reduction of expenses by investment adviser	(7,502)
Net expenses		$1,203,590
Net investment loss		$(465,252)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$3,453,096
Written options	358,373
Securities sold short	(187,617)
Foreign currency	(989)
Net realized gain (loss) on investments and foreign currency		$3,622,863
Change in unrealized appreciation (depreciation)
Investments	$7,389,707
Securities sold short	187,688
Translation of assets and liabilities in foreign currencies	(11)
Net unrealized gain (loss) on investments and foreign currency translation		$7,577,384
Net realized and unrealized gain (loss) on investments and foreign currency		$11,200,247
Change in net assets from operations		$10,734,995

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment loss	$(465,252)	$(335,880)
Net realized gain (loss) on investments and foreign currency	3,622,863	3,444,107
Net unrealized gain (loss) on investments and foreign currency translation	7,577,384	5,516,757
Change in net assets from operations	$10,734,995	$8,624,984
Distributions declared to shareholders
From net realized gain on investments	$(3,394,608)	$(1,746,337)
Change in net assets from fund share transactions	$16,495,188	$17,068,687
Total change in net assets	$23,835,575	$23,947,334
Net assets
At beginning of period	97,754,263	73,806,929
At end of period (including accumulated net investment loss of $99 and $0, respectively)	$121,589,838	$97,754,263

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.63	$10.71	$7.93	$6.92	$6.84
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.02)	$(0.02)	$(0.04)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	1.16	2.81	1.05	0.13
Total from investment operations	$1.19	$1.14	$2.79	$1.01	$0.08
Less distributions declared to shareholders
From net realized gain on investments	$(0.37)	$(0.22)	$(0.01)	$—	$—
Net asset value, end of period (x)	$12.45	$11.63	$10.71	$7.93	$6.92
Total return (%) (k)(r)(s)(x)	10.75	10.71	35.18	14.60	1.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.94	1.05	1.18	1.28
Expenses after expense reductions (f)	0.91	0.93	1.05	1.13	1.08
Net investment loss	(0.22)	(0.20)	(0.27)	(0.51)	(0.77)
Portfolio turnover	45	35	48	62	90
Net assets at end of period (000 omitted)	$15,588	$16,062	$15,428	$13,019	$14,598
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.89	0.91	0.95	1.00	1.00

See Notes to Financial Statements

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MFS Technology Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.20	$10.35	$7.69	$6.73	$6.66
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.05)	$(0.05)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.17	1.12	2.72	1.02	0.15
Total from investment operations	$1.12	$1.07	$2.67	$0.96	$0.07
Less distributions declared to shareholders
From net realized gain on investments	$(0.37)	$(0.22)	$(0.01)	$—	$—
Net asset value, end of period (x)	$11.95	$11.20	$10.35	$7.69	$6.73
Total return (%) (k)(r)(s)(x)	10.53	10.40	34.72	14.26	1.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.19	1.30	1.48	1.53
Expenses after expense reductions (f)	1.16	1.18	1.30	1.42	1.33
Net investment loss	(0.47)	(0.45)	(0.52)	(0.74)	(1.13)
Portfolio turnover	45	35	48	62	90
Net assets at end of period (000 omitted)	$106,002	$81,693	$58,379	$32,010	$14,681
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.14	1.16	1.20	1.25	1.25

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

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third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$118,140,839	$—	$—	$118,140,839
Mutual Funds	5,260,962	—	—	5,260,962
Total Investments	$123,401,801	$—	$—	$123,401,801
Short Sales	$(585,650)	$—	$—	$(585,650)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $579,543 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

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The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$14,620

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(325,800)	$358,373

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$30,806

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the

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underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended December 31, 2015:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	17,658	852,934
Options closed	(2,342)	(190,225)
Options exercised	(1,168)	(65,291)
Options expired	(14,148)	(597,418)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2015, this expense amounted to $18,223. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $37,583. The fair value of the fund’s investment securities on

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loan and a related liability of $38,502 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$1,705,601	$676,574
Long-term capital gains	1,689,007	1,069,763
Total distributions	$3,394,608	$1,746,337

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The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$91,731,428
Gross appreciation	32,757,792
Gross depreciation	(1,087,419)
Net unrealized appreciation (depreciation)	$31,670,373
Undistributed long-term capital gain	3,658,930
Other temporary differences	(569,936)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$461,237	$294,351
Service Class	2,933,371	1,451,986
Total	$3,394,608	$1,746,337

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $7,502, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $7,206, which equated to 0.0067% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $133.

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Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0246% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $331 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $59,599,223 and $46,814,097, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	91,653	$1,099,490	154,813	$1,726,896
Service Class	2,238,577	26,068,727	2,474,889	26,327,905
	2,330,230	$27,168,217	2,629,702	$28,054,801
Shares issued to shareholders in reinvestment of distributions
Initial Class	42,946	$461,237	26,095	$294,351
Service Class	284,242	2,933,371	133,454	1,451,986
	327,188	$3,394,608	159,549	$1,746,337
Shares reacquired
Initial Class	(263,963)	$(3,145,108)	(239,877)	$(2,642,049)
Service Class	(943,939)	(10,922,529)	(954,609)	(10,090,402)
	(1,207,902)	$(14,067,637)	(1,194,486)	$(12,732,451)
Net change
Initial Class	(129,364)	$(1,584,381)	(58,969)	$(620,802)
Service Class	1,578,880	18,079,569	1,653,734	17,689,489
	1,449,516	$16,495,188	1,594,765	$17,068,687

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $380 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,425,072	29,976,073	(30,178,685)	5,222,460

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,206	$5,222,460

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MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

24

MFS Technology Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Sabel

25

MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

27

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,858,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 32.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2015 and 2014, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	42,794	42,052
MFS Core Equity Portfolio	44,818	43,944
MFS Corporate Bond Portfolio	62,599	61,526
MFS Emerging Markets Equity Portfolio	45,103	44,322
MFS Global Governments Portfolio	60,371	59,237
MFS Global Growth Portfolio	55,106	54,158
MFS Global Research Portfolio	43,664	42,809
MFS Global Tactical Allocation Portfolio	60,408	57,700
MFS Government Securities Portfolio	51,294	50,410
MFS High Yield Portfolio	66,648	65,409
MFS International Growth Portfolio	45,103	44,322
MFS International Value Portfolio	45,971	45,077
MFS Massachusetts Investors Growth Stock Portfolio	44,718	43,944
MFS Money Market Portfolio	26,407	25,939
MFS New Discovery Portfolio+	N/A	0
MFS Research International Portfolio	42,794	42,052
MFS Strategic Income Portfolio	66,386	65,151
MFS Technology Portfolio	42,894	42,052
MFS Utilities Portfolio+	N/A	0
MFS Value Portfolio+	N/A	0

Total	847,078	830,104

For the fiscal years ended December 31, 2015 and 2014, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,810	4,730	93	1,040
To MFS Core Equity Portfolio	2,400	4,900	4,810	4,730	32	1,013
To MFS Corporate Bond Portfolio	2,400	2,400	4,810	4,730	57	1,025
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,810	4,730	15	1,007
To MFS Global Governments Portfolio	2,400	2,400	4,810	4,730	43	1,019
To MFS Global Growth Portfolio	2,400	2,400	4,810	4,730	12	1,005
To MFS Global Research Portfolio	2,400	2,400	4,810	4,730	25	1,011

To MFS Global Tactical Allocation Portfolio	2,400	22,076	4,810	4,730	10,184	1,088
To MFS Government Securities Portfolio	2,400	2,400	4,810	4,730	160	1,073
To MFS High Yield Portfolio	2,400	2,400	4,810	4,730	128	1,049
To MFS International Growth Portfolio	2,400	2,400	4,810	4,730	40	1,017
To MFS International Value Portfolio	2,400	2,400	4,810	4,730	226	1,087
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	4,900	4,810	4,730	114	1,050
To MFS Money Market Portfolio	2,400	2,400	4,810	4,730	88	1,040
To MFS New Discovery Portfolio+	N/A	3,700	N/A	7,200	33	1,014
To MFS Research International Portfolio	2,400	4,900	4,810	4,730	69	1,030
To MFS Strategic Income Portfolio	2,400	2,400	4,810	4,730	14	1,005
To MFS Technology Portfolio	2,400	2,400	4,810	4,730	16	1,006
To MFS Utilities Portfolio+	N/A	3,700	N/A	7,329	60	1,026
To MFS Value Portfolio+	N/A	3,700	N/A	7,199	65	1,029
Total fees billed by Deloitte To above Funds:	40,800	79,076	81,770	102,138	11,474	20,634

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Corporate Bond Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Global Research Portfolio*	186,019	1,686,271	0	0	5,000	0

To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS High Yield Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS International Growth Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS International Value Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Money Market Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS New Discovery Portfolio*+	N/A	1,686,271	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Research International Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Technology Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Utilities Portfolio*+	N/A	1,686,271	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Value Portfolio*+	N/A	1,686,271	N/A	0	N/A	0

	Aggregate fees for non-audit services:
	2015	2014
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	198,322	1,697,779
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	198,261	1,700,252
To MFS Corporate Bond Portfolio, MFS and MFS Related Entities#	198,286	1,697,764
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	198,244	1,697,746

To MFS Global Governments Portfolio, MFS and MFS Related Entities#	198,272	1,697,758
To MFS Global Growth Portfolio MFS and MFS Related Entities#	198,241	1,697,744
To MFS Global Research Portfolio, MFS and MFS Related Entities#	198,254	1,697,750
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	208,413	1,717,503
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	198,389	1,697,812
To MFS High Yield Portfolio, MFS and MFS Related Entities#	198,357	1,697,788
To MFS International Growth Portfolio, MFS and MFS Related Entities#	198,269	1,697,756
To MFS International Value Portfolio, MFS and MFS Related Entities#	198,455	1,697,826
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	198,343	1,700,289
To MFS Money Market Portfolio, MFS and MFS Related Entities#	198,317	1,697,779
To MFS New Discovery Portfolio, MFS and MFS Related Entities#+	N/A	1,701,523
To MFS Research International Portfolio, MFS and MFS Related Entities#	198,298	1,700,269
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	198,243	1,697,744
To MFS Technology Portfolio, MFS and MFS Related Entities#	198,245	1,697,745
To MFS Utilities Portfolio, MFS and MFS Related Entities#+	N/A	1,701,664
To MFS Value Portfolio, MFS and MFS Related Entities#+	N/A	1,701,537

+

The MFS Value Portfolio, MFS New Discovery Portfolio, and MFS Utilities Portfolio were reorganized into the MFS Value Series, MFS New Discovery Series, and MFS Utilities Series, respectively, each a series of MFS Variable Insurance Trust, as of August 8, 2014.

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 16, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2016

*	Print name and title of each signing officer under his or her signature.